UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐  Preliminary Proxy Statement
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☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

STANDARD MICROSYSTEMS CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than Registrant)
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(1)	Title of each class of securities to which transaction applies:

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(set forth the amount on which the filing fee is calculated and state how it was determined):

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PRINCIPAL EXECUTIVE OFFICES:	PLACE OF MEETING:
80 Arkay Drive	Offices of Cleary Gottlieb Steen & Hamilton LLP
Hauppauge, NY 11788	One Liberty Plaza, 39th Floor
May 31, 2012	New York, New York 10006

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To our Stockholders:

A Special Meeting of stockholders of Standard Microsystems Corporation, a Delaware corporation (“SMSC” or the “Company”), will be held on Tuesday, July 10, 2012, starting at 10:00 a.m., local time, at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 39th Floor, New York, New York 10006 for the following purposes:

1.
to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of May 1, 2012, by and among Microchip Technology Incorporated, a Delaware corporation (“Microchip”), Microchip Technology Management Co., a Delaware corporation and wholly owned subsidiary of Microchip (“Merger Sub”), and SMSC, as it may be amended from time to time, pursuant to which Merger Sub will merge with and into SMSC;

2.
to consider and vote on a proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to adopt the merger agreement; and

3.
to consider and vote, on an advisory (non-binding) basis, on a proposal to approve the compensation that may be paid or become payable to SMSC’s named executive officers in connection with the merger, including the agreements and understandings pursuant to which such compensation may be paid or become payable.

Stockholders will also act on any other business that may properly come before the Special Meeting.

The board of directors of SMSC has set the close of business on May 30, 2012 as the record date for the purpose of determining the stockholders who are entitled to receive notice of, and to vote at, the Special Meeting.  Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.  Each stockholder is entitled to one vote for each share of SMSC common stock held by such stockholder on the record date.  Please vote in one of the following ways:

•	visit the website shown on your proxy card to vote via the Internet;

•	use the toll-free telephone number listed on your proxy card;

•	mark, sign, date and return the enclosed proxy card using the postage-paid envelope provided; or

•	in person at the Special Meeting.

YOUR VOTE IS VERY IMPORTANT TO THE COMPLETION OF THE MERGER, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  Regardless of whether you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy or submit your proxy via the Internet or by telephone prior to the Special Meeting to ensure that your shares will be represented at the Special Meeting.  If you have Internet access, we encourage you to submit your proxy via the Internet.  Properly executed proxy cards with no instructions indicated on the proxy card will be voted “FOR” the adoption of the merger agreement, “FOR” the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to adopt the merger agreement and “FOR” the approval, on an advisory (non-binding) basis, of the compensation that may be paid or become payable to SMSC’s named executive officers in connection with the merger, including the agreements and understandings pursuant to which such compensation may be paid or become payable.  If you are a record holder of SMSC common stock and you attend the Special Meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card or submitted your proxy via the Internet or by telephone.

Under Delaware law, SMSC stockholders who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for such an appraisal prior to the vote on the proposal to adopt the merger agreement and comply with the other Delaware law procedures described in the section entitled “Appraisal Rights” in the accompanying proxy statement.

THE SMSC BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ADOPTION OF THE MERGER AGREEMENT.

PLEASE NOTE THAT ATTENDANCE AT THE SPECIAL MEETING WILL BE LIMITED TO STOCKHOLDERS OF SMSC AS OF THE RECORD DATE (OR THEIR AUTHORIZED REPRESENTATIVES). YOU WILL BE REQUIRED TO PROVIDE THE ADMISSION TICKET THAT IS DETACHABLE FROM YOUR NOTICE OR PROXY CARD OR PROVIDE OTHER EVIDENCE OF OWNERSHIP.  IF YOUR SHARES ARE HELD BY A BANK, BROKER OR OTHER NOMINEE, PLEASE BRING TO THE MEETING YOUR BANK OR BROKER STATEMENT EVIDENCING YOUR BENEFICIAL OWNERSHIP OF SMSC STOCK TO GAIN ADMISSION TO THE MEETING, AND A PROXY FROM YOUR BANK, BROKER OR OTHER NOMINEE TO VOTE YOUR SHARES OF COMMON STOCK AT THE SPECIAL MEETING.

By order of the board of directors of SMSC,

Walter Siegel Senior Vice President, General Counsel & Secretary Standard Microsystems Corporation

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 10, 2012
May 31, 2012

Dear SMSC Stockholders:

You are cordially invited to attend a Special Meeting of Standard Microsystems Corporation (“SMSC” or the “Company”) stockholders to be held on Tuesday, July 10, 2012, starting at 10:00 a.m., local time, at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 39th Floor, New York, New York 10006.

    At the Special Meeting, you will be asked to consider and vote upon a proposal to adopt the merger agreement under which SMSC would be acquired by Microchip Technology Incorporated (“Microchip”) and related matters.  We entered into this merger agreement on May 1, 2012.  If the merger agreement is adopted and the merger is completed, SMSC will become a wholly owned subsidiary of Microchip and you, as a holder of SMSC common stock, will be entitled to receive $37.00 in cash, without interest and less any applicable tax withholdings, for each share of SMSC common stock that you own at the consummation of the merger.

    After careful consideration, SMSC’s board of directors has unanimously determined that the merger and the other transactions contemplated by the merger agreement are advisable and fair to, and in the best interests of, SMSC stockholders and unanimously recommends that you vote:

•	“FOR” the adoption of the merger agreement;

•
“FOR” the adjournment of the Special Meeting, to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to adopt the merger agreement; and

•
“FOR” the approval, on an advisory (non-binding) basis, of the compensation that may be paid or become payable to SMSC’s named executive officers in connection with the merger, including the agreements and understandings pursuant to which such compensation may be paid or become payable.

YOUR VOTE IS VERY IMPORTANT TO THE COMPLETION OF THE MERGER, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.  We cannot consummate the merger unless the merger agreement is approved by at least a majority of the outstanding shares of our common stock.  Therefore, the failure of any SMSC stockholder to vote and abstentions from voting will have the same effect as a vote by that SMSC stockholder “AGAINST” the adoption of the merger agreement.

Only stockholders of record at the close of business on May 30, 2012 are entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof.

The attached proxy statement provides you with detailed information about the Special Meeting, the merger agreement and the merger.  A copy of the merger agreement is attached as Annex A to this document.  We encourage you to read the attached proxy statement and the merger agreement carefully and in their entirety.  You may also obtain more information about SMSC from documents we have filed with the U.S. Securities and Exchange Commission.

Regardless of whether you plan to attend the Special Meeting in person, we request that you complete, sign, date and return the enclosed proxy or submit your proxy via the Internet or by telephone prior to the Special Meeting to ensure that your shares will be represented at the Special Meeting.  If you are a record holder of SMSC common stock and you attend the Special Meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card or submitted your proxy via the Internet or by telephone.

Thank you in advance for your continued support and your consideration of this matter.

Sincerely,

Christine King President and Chief Executive Officer
Standard Microsystems Corporation

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document.  Any representation to the contrary is a criminal offense.

This proxy statement is dated  May 31, 2012 and is first being mailed to SMSC stockholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

The following questions and answers address briefly some questions you may have regarding the Special Meeting and the proposed merger.  These questions and answers may not address all questions that may be important to you as a holder of shares of SMSC common stock.  For important additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.

We sometimes make reference to Standard Microsystems Corporation and its subsidiaries in this proxy statement by using the terms “SMSC,” the “Company,” “we,” “our” or “us.” In addition, throughout this proxy statement we refer to Microchip Technology Incorporated as “Microchip,” Microchip Technology Management Co. as “Merger Sub,” the merger between SMSC and Merger Sub as the “merger” and the Agreement and Plan of Merger, dated as of May 1, 2012, by and among Microchip, Merger Sub and SMSC, as may be amended, supplemented or otherwise modified from time to time, as the “merger agreement.”

THE MERGER

What am I being asked to vote on?

SMSC and Microchip have entered into a merger agreement pursuant to which Microchip will acquire SMSC through the merger of a wholly owned subsidiary of Microchip with and into SMSC.  SMSC will be the surviving corporation (which we refer to in this proxy statement as the “surviving corporation”) in the merger and will continue as a wholly owned subsidiary of Microchip.

You are being asked to consider and vote on (1) the adoption of the merger agreement; (2) the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to adopt the merger agreement (which we refer to in this proxy statement as the “adjournment proposal”); and (3) the approval, on an advisory (non-binding) basis, of the compensation that may be paid or become payable to SMSC’s named executive officers in connection with the merger, including the agreements and understandings pursuant to which such compensation may be paid or become payable, as described in the section entitled “The Merger—Advisory Vote on Golden Parachute Compensation” beginning on page 42 of this proxy statement (which we refer to in this proxy statement as the “compensation proposal”).

A copy of the merger agreement is attached as Annex A to this proxy statement.

What will an SMSC stockholder receive if the merger is completed?

If the merger is completed, by virtue of the merger, each share of SMSC common stock issued and outstanding immediately prior to the effective time of the merger will be cancelled and converted into the right to receive $37.00 in cash, without interest and less any applicable tax withholdings (which we refer to as the “per share merger consideration”), other than the following shares:

•
shares of SMSC common stock owned by Microchip, SMSC or any wholly owned subsidiary of Microchip or SMSC, in each case immediately prior to the effective time of the merger, which will be cancelled and no payment will be made with respect thereto;

•
unvested restricted shares of SMSC common stock, which will be converted into a number of restricted shares of Microchip common stock , the calculation of which is described in the section entitled “The Merger Agreement—Treatment of Stock Appreciation Rights, Options, Restricted Stock and Restricted Stock Units—Restricted Stock” beginning on page 50 of this proxy statement; and

•
shares of SMSC common stock which are held by stockholders that have not voted in favor of the adoption of the merger agreement or consented thereto in writing and who have properly exercised their appraisal rights in accordance with Delaware law.

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What will happen to SMSC generally as a result of the merger?

If the merger is completed, SMSC will cease to be an independent public company and will become a wholly owned subsidiary of Microchip.  As a result, you will no longer have any ownership interest in SMSC.  Upon the completion of the merger, shares of SMSC common stock will no longer be listed on any stock exchange or quotation system, including the NASDAQ Global Market (which we refer to in this proxy statement as “NASDAQ”).  In addition, following the completion of the merger, the registration of SMSC common stock and our reporting obligations under the Securities Act of 1934, as amended (which we refer to in this proxy statement as the “Exchange Act”), will be terminated.

How does the per share merger consideration compare to the market price of SMSC common stock?

The merger consideration of $37.00 per share of SMSC common stock represented approximately a 41% premium over $26.24, the closing price of SMSC common stock on NASDAQ on May 1, 2012, the last trading day before the date on which the transaction was publicly announced.  On May 30, 2012, which was the last trading day before the date of this proxy statement, the closing sale price of SMSC common stock on NASDAQ was $36.62 per share.  You are encouraged to obtain current market quotations for SMSC common stock in connection with voting your shares.

What are the conditions to the merger?

The completion of the merger is subject to various closing conditions, each of which will need to be satisfied or waived before the merger can be completed.  These conditions include (1) the adoption of the merger agreement by the affirmative vote of holders of at least a majority of the outstanding shares of common stock of SMSC; (2) the expiration or termination of all applicable waiting periods (and extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (which we refer to in this proxy statement as the “HSR Act”); and (3) the receipt of additional antitrust clearances in China, Germany, Korea and Turkey.  For a description of the other conditions to the merger, refer to the section entitled “The Merger Agreement—Conditions to the Merger” beginning on page 59 of this proxy statement.

When do you expect the merger to be completed?

We currently expect the merger to be completed during the third quarter of 2012.  However, the merger is subject to various closing conditions, including those described in the previous question and answer.  It is possible that the failure to timely meet those closing conditions or other factors outside of our control could require us to complete the merger at a later time or prevent us from completing the merger altogether.

What will happen in the merger to SMSC stock appreciation rights, options, restricted stock and restricted stock units?

For information concerning the treatment of SMSC stock appreciation rights, options, restricted stock and restricted stock units, refer to the section entitled “The Merger Agreement—Treatment of Stock Appreciation Rights, Options, Restricted Stock and Restricted Stock Units” beginning on page 49 of this proxy statement.

SPECIAL MEETING

When and where will the special meeting of stockholders be held?

The Special Meeting of SMSC stockholders will be held on Tuesday, July 10, 2012, starting at 10:00 a.m., local time, at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 39th Floor, New York, New York 10006.  For a description of the Special Meeting, refer to the section entitled “The Special Meeting” beginning on page 19 of this proxy statement.

What are the proposals that will be voted on at the Special Meeting?

You will be asked to consider and vote on (1) the adoption of the merger agreement, (2) the adjournment proposal and (3) the compensation proposal.

How does SMSC’s board of directors recommend I vote?

SMSC’s board of directors has unanimously determined that the merger and the other transactions contemplated by the merger agreement are advisable and fair to, and in the best interests of, SMSC and its stockholders.  SMSC’s board of directors unanimously recommends that you vote your shares:

(1)	“FOR” the adoption of the merger agreement;

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(2)	“FOR” the adjournment proposal; and

(3)	“FOR” the compensation proposal.

Do any of SMSC’s directors or executive officers have interests in the merger that may differ from those of SMSC stockholders?

SMSC’s directors and executive officers have interests in the merger that are different from, or in addition to, their interests as SMSC stockholders. The members of SMSC’s board of directors were aware of and considered these interests, among other matters, in evaluating the merger agreement and the merger, and in recommending that SMSC stockholders adopt the merger agreement.  For a description of these interests, refer to the section entitled “The Merger—Interests of SMSC’s Directors and Executive Officers in the Merger” beginning on page 36 of this proxy statement.

VOTING PROCEDURES AND OTHER MATTERS

Who is entitled to attend and vote at the Special Meeting?

Only SMSC stockholders of record at the close of business on May 30, 2012 (which we refer to in this proxy statement as the “record date”) will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.  On the record date, there were 23,059,887 issued and outstanding shares of SMSC common stock entitled to vote at the Special Meeting.  The SMSC common stock is the only class of voting securities of SMSC.

A list of SMSC stockholders entitled to vote at the meeting will be available for examination at the corporate offices of Standard Microsystems Corporation, 80 Arkay Drive, Hauppauge, New York 11788, for ten days before the Special Meeting and at the Special Meeting.

What vote of our stockholders is required to adopt the merger agreement?

Under Delaware law, the adoption of the merger agreement requires the affirmative vote of the holders of at least a majority of the outstanding shares of SMSC common stock.

What vote of our stockholders is required to adopt the adjournment proposal?

The adoption of the adjournment proposal requires the affirmative vote of at least a majority of the shares of SMSC common stock represented in person or by proxy at the Special Meeting and that are entitled to vote on the matter (also known as a majority of votes cast).

What vote of our stockholders is required to approve the compensation proposal?

The approval of the compensation proposal requires the affirmative vote of at least a majority of shares of SMSC common stock represented in person or by proxy at the Special Meeting and entitled to vote on the matter (also known as a majority of votes cast).

What will happen if our stockholders do not approve the compensation proposal?

The vote on the compensation proposal is a vote separate and apart from the vote to adopt the merger agreement.  Accordingly, you may vote to approve the compensation proposal and vote not to adopt the merger agreement and vice versa.  Because the vote on the compensation proposal is advisory in nature only, it will not be binding on either SMSC or Microchip.  Accordingly, because SMSC is contractually obligated to pay the compensation, if the merger agreement is adopted and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the advisory vote.

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How can I vote without attending the Special Meeting?

There are three convenient methods for registered SMSC stockholders to direct their vote by proxy without attending the Special Meeting.  SMSC stockholders can:

•
Vote via the Internet.  You can vote via the Internet.  The website address for Internet voting is provided on your proxy card.  You will need to use the control number appearing on your proxy card to vote via the Internet.  You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on, Monday, July 9, 2012.  Internet voting is available 24 hours a day.  If you vote via the Internet you do NOT need to vote by telephone or return a proxy card.

•
Vote by Telephone.  You can also vote by telephone by calling the toll-free telephone number provided on your proxy card.  You will need to use the control number appearing on your proxy card to vote by telephone.  You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on Monday, July 9, 2012. Telephone voting is available 24 hours a day.  If you vote by telephone you do NOT need to vote over the Internet or return a proxy card.

•
Vote by Mail.  You can vote by marking, dating, signing and returning the enclosed proxy card in the postage-paid envelope provided.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

How do I vote if my shares of SMSC common stock are held by my bank, broker or other nominee?

If your shares of SMSC common stock are held by a bank, broker or other nominee, then your bank, broker or other nominee is considered to be the stockholder of record with respect to those shares.  However, you still are considered to be the beneficial owner of those shares of SMSC common stock, with your shares being held in “street name.” “Street name” holders generally cannot vote their shares directly and must instead instruct the bank, broker or other nominee how to vote their shares.  Your bank, broker or other nominee will only be permitted to vote your shares of SMSC common stock for you at the Special Meeting if you instruct it how to vote.  Therefore, it is important that you promptly follow the directions provided by your bank, broker or other nominee regarding how to instruct it to vote your shares.  If you wish to vote in person at the Special Meeting, you must bring a proxy from your bank, broker or other nominee authorizing you to vote at the Special Meeting.

     In addition, because any shares of SMSC common stock you may hold in “street name” will be deemed to be held by a different stockholder than any shares you hold of record, shares held in “street name” will not be combined for voting purposes with shares you hold of record.  To be sure your shares of SMSC common stock are voted, you should instruct your bank, broker or other nominee to vote your shares.  Shares of SMSC common stock held by a corporation or business entity must be voted by an authorized officer of the entity.

Will my shares be voted if I do not provide instructions to my bank, broker or other nominee?

Your bank, broker or other nominee will NOT be able to vote your shares of SMSC common stock unless you have properly instructed your nominee on how to vote.  Because the adoption of the merger agreement requires an affirmative vote of at least a majority of the outstanding shares of SMSC common stock for approval, the failure to provide your nominee with voting instructions will have the same effect as a vote “AGAINST” adoption of the merger agreement.

Because each of (1) the adjournment proposal and (2) the compensation proposal requires the affirmative vote of at least a majority of the shares of common stock present or represented at the Special Meeting and entitled to vote on the matter (also known as a majority of votes cast), and because your bank, broker or other nominee does not have discretionary authority to vote on the proposal, the failure to instruct your broker or other nominee with voting instructions on how to vote your shares will have no effect on the approval of that proposal.

How are votes counted?

Votes will be counted by the independent inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions.  Because under Delaware law the adoption of the merger agreement requires the affirmative vote of at least a majority of the outstanding shares of SMSC common stock, the failure to vote or the abstention from voting will have the same effect as a vote “AGAINST”  the adoption of the merger agreement.  Because the adoption of each of the other two proposals (the adjournment proposal and the compensation proposal) requires the affirmative vote of at least a majority of the shares of SMSC common stock represented in person or by proxy at the Special Meeting and entitled to vote on the matter (also known as a majority of votes cast), abstentions will count as a vote “AGAINST” the proposal but the failure to vote your shares will have no effect on the outcome of the proposal.

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How many votes am I entitled to cast?

You are entitled to cast one vote for each share of SMSC common stock you own on the record date.

How many votes must be present to conduct business at the Special Meeting?

In order for business to be conducted, a quorum must be represented in person or by proxy at the Special Meeting.  A quorum is the presence, in person or by proxy, of stockholders holding a majority of the shares of SMSC common stock entitled to vote at the Special Meeting.  Shares represented by a proxy marked “abstain” will be considered present at the Special Meeting for purposes of determining a quorum.  If you are an SMSC stockholder of record and you submit a properly executed proxy card, vote by telephone or via the Internet or vote in person at the Special Meeting, then your shares of SMSC common stock will be counted as part of the quorum.  If you are a “street name” holder of shares and you provide your bank, broker or other nominee with instructions as to how to vote your shares or obtain a legal proxy from such bank, broker or nominee to vote your shares in person at the Special Meeting, then your shares will be counted as part of the quorum.  If you are a “street name” holder of shares and you do not provide your bank, broker or other nominee with instructions as to how to vote your shares and do not obtain a legal proxy from such bank, broker or nominee to vote your shares in person at the Special Meeting, then your shares (also known as broker non-votes) will be counted as part of the quorum, but will have the same effect as a vote “AGAINST” adoption of the merger agreement.  All shares of SMSC common stock held by SMSC stockholders that are present in person or represented by proxy at the Special Meeting, regardless of how such shares are voted or whether such SMSC stockholders abstain from voting, will be counted in determining the presence of a quorum.

What if I return a proxy but do not provide specific voting instructions for some or all of the items?

All shares that have been properly voted—whether via the Internet or by telephone or mail—and not revoked will be voted at the Special Meeting in accordance with your instructions.  If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted “FOR” the adoption of the merger agreement, “FOR” the adjournment proposal and “FOR” the compensation proposal.  With respect to any other matter that properly comes before the Special Meeting, the persons appointed as proxies will vote the shares of SMSC common stock represented by the proxy as directed by SMSC’s board of directors.

Who represents my proxy at the Special Meeting?

If you do not vote in person at the Special Meeting, but have voted your shares over the Internet, by telephone or by signing and returning your proxy card, you have authorized Christine King and Walter Siegel, or any one of them, as designated by SMSC’s board of directors, to represent you and to vote your shares as instructed.

What does it mean if I receive more than one proxy?

     If you receive more than one proxy, it means that you hold shares of SMSC common stock that are registered in more than one account.  For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership.  Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive or vote by telephone or via the Internet by using the different control number(s) on each proxy card.

How can I change my vote?

Registered SMSC stockholders can revoke their proxy at any time before it is voted at the Special Meeting by either:

•	submitting another timely, later-dated proxy via the Internet or by telephone or mail;

•	delivering timely written notice of revocation to the Corporate Secretary, Standard Microsystems Corporation, 80 Arkay Drive, Hauppauge, New York 11788; or

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•	attending the Special Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to vote at the Special Meeting.

What happens if I sell my shares of SMSC common stock before the Special Meeting?

 If you transfer your shares of SMSC common stock after the record date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting but will transfer the right to receive the per share merger consideration to the person to whom you transfer your shares.  In addition, if you sell your shares prior to the Special Meeting or prior to the effective time of the merger, you will not be eligible to exercise your appraisal rights in respect of the merger.  For a more detailed discussion of your appraisal rights and the requirements for perfecting your appraisal rights, refer to the section entitled “Appraisal Rights” beginning on page 64 of this proxy statement and Annex C to this proxy statement.

What are the U.S. federal income tax consequences of the merger?

The receipt of cash for shares of SMSC common stock pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes.  In general, a U.S. Holder (as defined under the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 45 of this proxy statement) who receives cash for such U.S. Holder’s shares of SMSC common stock in the merger will recognize gain or loss in an amount equal to the difference, if any, between the cash received in the merger (determined before any deductions) and the U.S. Holder’s adjusted tax basis in the U.S. Holder’s shares of SMSC common stock.  Gain or loss will be determined separately for each block of shares of SMSC common stock (i.e., shares of SMSC common stock acquired for the same cost in a single transaction).  You should refer to the discussion under the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 45 of this proxy statement, and consult your tax advisor for a complete analysis of the effect of the merger on your U.S. federal, state and local and/or foreign taxes.

Am I entitled to appraisal rights in connection with the merger?

SMSC stockholders who do not vote to adopt the merger agreement or consent thereto in writing and who comply with the other special criteria and conditions set forth in Section 262 of the General Corporation Law of the State of Delaware (which we refer to in this proxy statement as the “DGCL”), have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery.  This appraisal amount could be more than, the same as, or less than the amount that an SMSC stockholder would be entitled to receive under the merger agreement.  For more information regarding appraisal rights, refer to the section entitled “Appraisal Rights” beginning on page 64 of this proxy statement.  In addition, a copy of Section 262 of the DGCL is attached as Annex C to this proxy statement.

How do I vote if I participate in SMSC’s 401(k) Plan?

If you own shares of SMSC common stock through the SMSC stock fund within the SMSC 401(k) Plan (which we refer to in this proxy statement as the “401(k) Plan”), the proxy card includes the shares you hold in the 401(k) Plan as well as the shares you hold outside of the 401(k) Plan.  Under the 401(k) Plan, participants are entitled to direct the voting of shares of SMSC common stock credited to their 401(k) Plan accounts. The trustee of the 401(k) Plan will vote unallocated and undirected shares, if any, (to which we refer in this proxy statement collectively as the “undirected shares”) in the same proportion as the shares for which directions are received, except as otherwise provided in accordance with ERISA.   By submitting voting instructions via the Internet, or by telephone, or if hardcopies are requested, by signing, dating and returning the proxy card, you direct the trustee of the 401(k) Plan to vote these shares, in person or by proxy, as designated therein, at the Special Meeting.

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Who can answer further questions?

For additional questions about the merger, assistance in submitting proxies or voting shares of SMSC common stock, or additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor:

MacKenzie Partners, Inc.
105 Madison Avenue
New York, NY 10016
Toll free: 1-800-322-2885

If your bank, broker or other nominee holds your shares in “street name,” you should also call your bank, broker or other nominee for additional information.

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SUMMARY

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you.  Each item in this summary includes a page reference directing you to a more complete description of the item in this proxy statement.  To understand the merger more fully and for a more complete description of the legal terms of the merger, you should read carefully this entire proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement.  See the section entitled “Where You Can Find More Information” beginning on page 70 of this proxy statement.  The merger agreement is attached as Annex A to this proxy statement.  We encourage you to read the merger agreement.

The Companies (Page 22)

Standard Microsystems Corporation.  SMSC is a leading developer of Smart Mixed-Signal Connectivity™ solutions.  SMSC employs a unique systems level approach that incorporates a broad set of technologies and intellectual property to deliver differentiating products to its customers.  The Company is focused on delivering connectivity solutions that enable the proliferation of data in automobiles, consumer devices, PCs and other applications. SMSC's feature-rich products drive a number of industry standards and include USB, MOST® automotive networking, Kleer® and JukeBlox® wireless audio, embedded system control and analog solutions, including thermal management and RightTouch® capacitive sensing.

Our principal executive offices are located at 80 Arkay Drive, Hauppauge, New York 11788, and our telephone number is (631) 435-6000.  Our Internet website address is www.smsc.com.  The information provided on SMSC’s website is not part of this proxy statement and is not incorporated herein by reference.

Microchip Technology Incorporated.  Microchip is a leading provider of microcontroller, analog and Flash-IP solutions.  Microchip’s product portfolio comprises 8-bit, 16-bit, and 32-bit PIC® microcontrollers and 16-bit dsPIC® digital signal controllers, which feature on-board Flash (reprogrammable) memory technology. In addition, Microchip offers a broad spectrum of high-performance linear, mixed-signal, power management, thermal management, RF, safety and security, and interface devices, as well as serial EEPROMs, Serial Flash memories and Parallel Flash memories. Microchip also licenses Flash-IP solutions that are incorporated in a broad range of products. Microchip’s synergistic product portfolio targets thousands of applications worldwide and a growing demand for high-performance designs in the automotive, communications, computing, consumer and industrial control markets.

Microchip’s principal executive offices are located at 2355 W. Chandler Blvd., Chandler, Arizona 85224, and its telephone number is (480) 792-7200.  Microchip’s Internet website address is www.microchip.com.  The information provided on Microchip’s website is not part of this proxy statement and is not incorporated herein by reference.

Microchip Technology Management Co.  Merger Sub is a Delaware corporation and a wholly owned subsidiary of Microchip.  Merger Sub has engaged in no other business activities other than those related to the transactions contemplated by the merger agreement.  Upon consummation of the merger, Merger Sub will merge with and into SMSC and Merger Sub will cease to exist.

Merger Sub’s principal executive offices are located at 2355 W. Chandler Blvd., Chandler, Arizona 85224, and its telephone number is (480) 792-7200.

The Merger (Page 23)

     The merger agreement provides that Merger Sub, a wholly owned subsidiary of Microchip, will merge with and into SMSC.  As a result of the merger, SMSC will become a wholly owned subsidiary of Microchip.  Upon the completion of the proposed merger, shares of SMSC common stock will no longer be listed on any stock exchange or quotation system, including NASDAQ.

The Merger Consideration and the Conversion of SMSC Capital Stock (Page 49)

If the merger is completed, by virtue of the merger, each share of SMSC common stock issued and outstanding immediately prior to the effective time of the merger will be cancelled and converted into the right to receive $37.00 in cash, without interest and less any applicable tax withholdings, other than the following shares:

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•
shares of SMSC common stock owned by Microchip, SMSC or any wholly owned subsidiary of Microchip or SMSC, in each case immediately prior to the effective time of the merger, which will be cancelled and no payment will be made with respect thereto;

•
unvested restricted shares of SMSC common stock, which will be converted into a number of restricted shares of Microchip common stock the calculation of which is described in the section entitled “The Merger Agreement—Treatment of Stock Appreciation Rights, Options, Restricted Stock and Restricted Stock Units—Restricted Stock” beginning on page 50 of this proxy statement; and

•
shares of SMSC common stock which are held by stockholders that have not voted in favor of adoption of the merger agreement or consented thereto in writing and who have properly exercised their appraisal rights in accordance with Delaware law.

Following the merger, you will not own any shares of the surviving corporation and SMSC will cease to be a publicly traded company.  As a privately owned company, the registration of SMSC common stock and SMSC’s reporting obligations with respect to such stock under the Exchange Act, will be terminated upon application to the U.S. Securities and Exchange Commission (which we refer to in this proxy statement as the “SEC”).  In addition, upon the completion of the proposed merger, shares of SMSC common stock will no longer be listed on any stock exchange or quotation system, including NASDAQ.

The Special Meeting (Page 19)

Date, Time and Place.  The Special Meeting will be held on Tuesday, July 10, 2012, starting at 10:00 a.m., local time, at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 39th Floor, New York, New York 10006.

     Purpose.  You are being asked to consider and vote on (1) the adoption of the merger agreement, (2) the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to adopt the merger agreement (which we refer to in this proxy statement as the “adjournment proposal”) , and (3) the approval, on an advisory (non-binding) basis, of the compensation that may be paid or become payable to SMSC’s named executive officers in connection with the merger, including the agreements and understandings pursuant to which such compensation may be paid or become payable,  as described in the section entitled “The Merger—Advisory Vote on Golden Parachute Compensation” beginning on page 42 of this proxy statement (which we refer to in this proxy statement as the “compensation proposal”).

Record Date and Quorum.  You are entitled to vote at the Special Meeting if you owned shares of SMSC common stock at the close of business on May 30, 2012, the record date for the Special Meeting.  You will have one vote for each share of SMSC common stock that you owned on the record date.  As of the record date, there were 23,059,887 shares of SMSC common stock outstanding and entitled to vote.  The presence, in person or by proxy, of stockholders holding a majority of the shares of SMSC common stock entitled to vote at the Special Meeting constitutes a quorum for the purpose of considering the proposals.  In the event that a quorum is not present at the Special Meeting, the meeting may be adjourned or postponed to solicit additional proxies.

Vote Required.  The adoption of the merger agreement requires the affirmative vote of the holders of SMSC common stock representing at least a majority of the outstanding shares of SMSC common stock.  Approval of the adjournment proposal and the compensation proposal requires the affirmative vote of the holders of at least a majority of the shares of SMSC common stock present in person or represented by proxy at the Special Meeting and entitled to vote on the matter (also known as a majority of votes cast).

In connection with the execution of the merger agreement, each of the directors and named executive officers of SMSC and certain other employees of SMSC, in his or her respective capacity as a stockholder of SMSC, entered into a voting agreement with Microchip pursuant to which he or she has agreed to vote all of his or her shares of SMSC common stock in favor of the adoption of the merger agreement.  As of the record date, the individuals who entered into a voting agreement with Microchip collectively beneficially owned in the aggregate approximately 327,003 shares of SMSC common stock, or approximately 1.42% of SMSC’s outstanding common stock entitled to vote at the Special Meeting.  We currently expect that each of the directors and named executive officers will vote all of his or her shares of SMSC common stock in favor of each of the other proposals.  If the merger agreement is terminated in accordance with its terms, these voting agreements will also terminate.

Reasons for the Merger; Recommendation of SMSC’s Board of Directors (Page 29)

SMSC’s board of directors has unanimously determined that the merger and the other transactions contemplated by the merger agreement are advisable and fair to, and in the best interests of, SMSC and its stockholders.  SMSC’s board of directors unanimously recommends that SMSC stockholders vote “FOR” the adoption of the merger agreement, “FOR” the adjournment proposal and “FOR” the compensation proposal.

In deciding to recommend the adoption of the merger agreement, SMSC’s board of directors considered many factors, including:

•
its belief that the merger agreement and the transactions contemplated by the merger agreement were more favorable to SMSC’s stockholders than remaining independent or other strategic alternatives reasonably available to SMSC and its stockholders;

•	the risk of increased competition in many of SMSC’s product lines, especially from competitors with greater financial, research, development, manufacturing and other resources than SMSC;

•
the risk that SMSC’s performance may not meet market expectations, which could adversely impact SMSC’s trading range, or meet the forecasts set forth in the management case, which, in each case, may be due to a variety of factors, including but not limited to: the level of sales and demand for SMSC’s products; SMSC’s ability to introduce new products in a timely manner; engineering execution; unexpected liabilities, expenses or business interruptions; and the inability to achieve operating growth, margin expansion or a lowering of effective tax rates as contemplated by the management case (as defined in section entitled “The Merger—Background of the Merger” beginning on page 23 of this proxy statement);

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recent and historical market prices for SMSC’s common stock, as compared to the financial terms of the merger, including the fact that the merger consideration of $37.00 per share of SMSC’s common stock represented approximately a 40% premium over $26.48, the closing price of SMSC’s shares on the NASDAQ on April 30, 2012, the last trading day before the date on which SMSC’s board of directors approved, and declared advisable, the merger agreement;

•
the fact that SMSC had solicited indications of interest from the three potential strategic acquirers identified by SMSC’s board of directors, based on discussions with management and representatives of Qatalyst Partners LP (which we refer to in this proxy statement as “Qatalyst Partners”), as being the most likely to have an interest in and ability to acquire SMSC and that none of these parties had expressed interest in pursuing a transaction;

•
the fact that SMSC is permitted, under circumstances described in the merger agreement, to terminate the merger agreement in order to enter into an agreement with respect to a superior proposal (as defined in the section entitled “The Merger Agreement—No Solicitation” beginning on page 54 of this proxy statement) after giving Microchip the opportunity to match the superior proposal and upon payment of a $32.85 million termination fee, representing approximately 3.5% of the equity value of the transaction (refer to the section entitled “The Merger Agreement—Termination Fee” beginning on page 62 of this proxy statement); and

•	the belief of SMSC’s board of directors that an acquisition by Microchip has a reasonable likelihood of closing without potential issues under applicable antitrust laws;

SMSC’s board of directors also considered a variety of risks and other potentially negative factors concerning the merger agreement, the merger and the other transactions contemplated by the merger agreement, including that the merger might not be completed in a timely manner or at all due to a failure to obtain stockholder approval or necessary antitrust clearances or due to the possible failure of another condition to the merger to be satisfied.

You should refer to the section entitled “The Merger—Reasons for the Merger; Recommendation of SMSC’s Board of Directors”, beginning on page 29 of this proxy statement, for a more detailed discussion of the factors that SMSC’s board of directors considered in deciding to recommend the adoption of the merger agreement.

Opinion of Qatalyst Partners (Page 31)

We retained Qatalyst Partners to act as our financial advisor in connection with the merger.  We selected Qatalyst Partners to act as our financial advisor based on Qatalyst Partners’ expertise in the semiconductor industry, reputation, recent track record and familiarity with SMSC and to members of its board of directors.  At the meeting of SMSC’s board of directors on May 1, 2012, Qatalyst Partners rendered its oral opinion, subsequently confirmed in writing, that as of May 1, 2012 and based upon and subject to the considerations, limitations and other matters set forth in the opinion, the consideration to be received by the holders of SMSC common stock (other than Microchip or any affiliate of Microchip) pursuant to the merger agreement was fair, from a financial point of view, to such holders.

The full text of the written opinion of Qatalyst Partners, dated May 1, 2012, is attached as Annex B to this proxy statement and is incorporated into this proxy statement by reference.  The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners in rendering its opinion.  You should read the opinion carefully in its entirety.  Qatalyst Partners’ opinion was provided to SMSC’s board of directors and addressed only, as of the date of the opinion, the fairness, from a financial point of view, of the consideration to be received by the holders of SMSC common stock (other than Microchip or any affiliate of Microchip) in the merger.  It does not address any other aspect of the merger and does not constitute a recommendation as to how any of SMSC’s stockholders should vote with respect to the merger or any other matter.  For a further discussion of Qatalyst Partners’ opinion, refer to the section entitled “The Merger—Opinion of Qatalyst Partners” beginning on page 31 of this proxy statement.

Treatment of Stock Appreciation Rights, Options, Restricted Stock and Restricted Stock Units (Page 49)

The merger agreement generally provides for vested equity incentive awards to be cashed out and for unvested equity incentive awards to be assumed by Microchip and remain subject to substantially the same terms and conditions.

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Stock Appreciation Rights and Options.  Each outstanding and vested stock appreciation right (which we refer to in this proxy statement as a “SAR”) and each outstanding and vested option will be converted into the right to receive cash in the amount equal to the excess, if any, of (i) the per share merger consideration over (ii) the per share exercise price of such vested SAR or option, less applicable withholding taxes.  Each outstanding and unvested SAR and each outstanding and unvested option will be assumed by Microchip and remain subject to substantially the same terms and conditions, except that: (i) the number of shares of Microchip common stock subject to such outstanding and unvested SAR or option will be equal to the product of (a) the number of shares of SMSC common stock underlying such SAR or option and (b) the quotient obtained by dividing the per share merger consideration by the market value per share of Microchip common stock, measured shortly before the consummation of the merger (which we refer to in this proxy statement as the “Exchange Ratio”); (ii) the per share exercise price of such unvested SAR or option will be equal to the quotient determined by dividing (a) its exercise price immediately prior to the consummation of the Merger by (b) the Exchange Ratio; and (iii) in the case of SARs, the assumed SAR will become a stock-settled SAR under a Microchip equity plan.

Restricted Stock.  Each outstanding and unvested award of restricted stock will be assumed by Microchip and remain subject to substantially the same terms and conditions, and the number of shares of Microchip common stock subject thereto will be equal to the product of (a) the number of shares of SMSC common stock underlying such unvested restricted stock award and (b) the Exchange Ratio.  Any outstanding and vested award of restricted stock (including any outstanding shares of restricted stock that vest as a result of the transaction) will be treated as a share of SMSC common stock that will be converted into the per share merger consideration.

Restricted Stock Units.  Each outstanding and unvested award of restricted stock units (which we refer to in this proxy statement as “RSUs”) will be assumed by Microchip and remain subject to substantially the same terms and conditions, and the number of shares of Microchip common stock subject thereto will be equal to the product of (i) the number of shares of SMSC common stock underlying such unvested RSU award and (ii) the Exchange Ratio.  Any outstanding and vested award of RSUs (including outstanding RSUs that vest as a result of the consummation of the merger) that has not been settled in SMSC common stock as of the consummation of the merger will be terminated and cashed out for the per share merger consideration.

Non-U.S. Jurisdictions.  Microchip may determine reasonably and in good faith, subject to SMSC’s consent (which will not be unreasonably withheld) that any equity incentive award subject to the laws of a non-U.S. jurisdiction may be treated in a manner other than as described above, if (i) Microchip and SMSC reasonably and in good faith determine that the manner in which the award would otherwise be treated would result in a violation of law or a materially adverse tax consequence to the holder of such award and (ii) such different treatment is, to the maximum extent practicable, consistent with the treatment described above.

Interests of SMSC’s Directors and Executive Officers in the Merger (Page 36)

SMSC’s directors and executive officers have interests in the merger that are different from, or in addition to, their interests as SMSC stockholders. The members of SMSC’s board of directors were aware of and considered these interests, among other matters, in evaluating the merger agreement and the merger, and in recommending to SMSC stockholders that the merger agreement be adopted.

These interests include:

•
The merger agreement generally provides for vested equity incentive awards to be cashed out and for unvested equity incentive awards to be assumed by Microchip and remain subject to substantially the same terms and conditions, except that assumed stock appreciation rights will become stock-settled.  In addition, pursuant to the terms of SMSC’s 2009 Long Term Incentive Plan (which we refer to in this proxy statement as the “LTIP”), unvested options granted under the LTIP to non-employee directors will vest upon the consummation of the merger.  Unvested SARs held by Steven Bilodeau, Chairman of SMSC’s board of directors, will also vest upon the merger, pursuant to Mr. Bilodeau’s Transition Agreement with SMSC.

•
Pursuant to the terms of SMSC’s Plan for Deferred Compensation in Common Stock for Outside Directors, all director fees deferred by SMSC’s non-employee directors will become immediately due and payable in shares of SMSC common stock upon the consummation of the merger.

•
SMSC’s executive officers are entitled to certain severance payments and benefits, including in certain cases accelerated vesting of outstanding equity awards, in the event that their employment is terminated without cause or for good reason within the one-year period following the merger.

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•
Under the terms of SMSC’s Supplemental Executive Retirement Plan (which we refer to in this proxy statement as the “SERP”), participants who are employees as of the merger will become 100% vested in their benefits thereunder.  Mr. Walter Siegel, SMSC’s Senior Vice President, General Counsel and Secretary, is the only executive officer who participates in the SERP.

•
SMSC’s directors and executive officers are entitled to continued indemnification and insurance coverage on terms, with respect to the coverage and amounts, at least as favorable as their current coverage under the merger agreement.

Security Ownership of Management and Directors (Page 68)

As of May 30, 2012, the directors and executive officers of SMSC beneficially owned in the aggregate approximately 1,308,251 shares of SMSC common stock, or approximately 5.45% of SMSC’s outstanding common stock.

Appraisal Rights (Page 64)

Under the DGCL, SMSC stockholders who do not vote in favor of the merger agreement and the merger will have the right to seek appraisal of the fair value of their shares of SMSC common stock as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for such an appraisal prior to the vote on the merger agreement and the merger and comply with the other DGCL procedures explained in this proxy statement.  This appraisal amount could be more than, the same as, or less than the amount that an SMSC stockholder would be entitled to receive under the merger agreement.  A copy of Section 262 of the DGCL is attached as Annex C to this proxy statement.

Conditions to the Merger (Page 59)

Conditions to the Obligations of Each Party. The respective obligations of Microchip, Merger Sub and SMSC to consummate the merger will be subject to the satisfaction or waiver (where permissible under applicable law) prior to the effective time of the merger, of each of the following conditions:

•	adoption of the merger by the affirmative vote of holders of at least a majority of the outstanding shares of common stock of SMSC;

•	expiration or termination of all applicable waiting periods (and extensions thereof) under the HSR Act;

•	receipt of additional antitrust clearances in China, Germany, Korea and Turkey;

•
absence of any law that has been enacted, issued, promulgated, entered, enforced or deemed applicable to the merger by any governmental entity of competent jurisdiction, which law is in effect and has the effect of making the merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the merger in any jurisdiction; and

•
absence of any order (whether temporary, preliminary or permanent) issued or granted by any governmental entity of competent jurisdiction that has the effect of making the merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the merger in any jurisdiction.

Additional Conditions to the Obligations of SMSC. The obligations of SMSC to consummate the merger will also be subject to the satisfaction or waiver (where permissible under applicable law) prior to the effective time of the merger, of each of the following conditions, any of which may be waived (in writing) exclusively by SMSC:

•
the truth and correctness in all respects (disregarding all “Material Adverse Effect” and materiality qualifications and other qualifications based on the word “material” contained in such representations and warranties) of Microchip’s and Merger Sub’s representations and warranties in the merger agreement, as of the date of the merger agreement and on and as of the date of the closing of the merger (except for those representations and warranties which address matters only as of a particular date, the truth and correctness of which will be determined as of such particular date), except for any failure to be so true and correct that, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on the ability of Microchip or Merger Sub to timely consummate the merger and the other transactions contemplated by the merger agreement;

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•
Microchip’s and Merger Sub’s performance in all material respects of all of their respective obligations under the merger agreement required to be performed at or prior to the date of the closing of the merger and Microchip’s and Merger Sub’s compliance in all material respects with all covenants or other agreements of Microchip and Merger Sub required to be performed or complied with by them under the merger agreement; and

•	the receipt by SMSC of a certificate on behalf of Microchip and Merger Sub certifying as to the satisfaction of the foregoing two conditions.

Additional Conditions to the Obligations of Microchip and Merger Sub. The obligations of Microchip and Merger Sub to consummate the merger will also be subject to the satisfaction or waiver (where permissible under applicable law) prior to the effective time of the merger, of each of the following conditions, any of which may be waived (in writing) exclusively by Microchip and Merger Sub:

•
the truth and correctness in all material respects of SMSC’s representations and warranties concerning (i) the organization and standing of SMSC, (ii) the authority to enter into the merger agreement and certain actions by SMSC’s board of directors and the enforceability of the merger agreement, (iii) the absence of any broker’s fees in connection with the transactions contemplated by the merger agreement other than to Qatalyst Partners, (iv) the delivery of a fairness opinion by Qatalyst Partners, and (v) the inapplicability of anti-takeover statutes to the merger and the absence of a stockholders rights plan, in each case as of the date of the merger agreement and on and as of the date of the closing of the merger (except for those representations and warranties which address matters only as of a particular date, the truth and correctness of which will be determined as of such particular date);

•
the truth and correctness of SMSC’s representations and warranties concerning its capitalization, as of the date of the merger agreement and as of the date of the closing of the merger (except for those representations and warranties which address matters only as of a particular date, the truth and correctness of which will be determined as of such particular date), except for any failure to be so true and correct in all but a de minimis amount;

•
the truth and correctness in all respects (disregarding all “Material Adverse Effect” and materiality qualifications and other qualifications based on the word “material” contained in such representations and warranties) of SMSC’s other representations and warranties in the merger agreement, as of the date of the merger agreement and on and as of the date of the closing of the merger (except for those representations and warranties which address matters only as of a particular date, the truth and correctness of which will be determined as of such particular date), except for any failure to be so true and correct that, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect or to prevent, materially delay or materially impair the ability of SMSC to consummate the transaction contemplated by the merger agreement in accordance with the terms of the merger agreement and applicable law;

•
SMSC’s performance in all material respects of all of its obligations under the merger agreement required to be performed at or prior to the date of the closing of the merger and SMSC’s compliance in all material respects with all covenants or other agreements of SMSC required to be performed or complied with by it under the merger agreement;

•	the absence of a “Material Adverse Effect” upon SMSC;

•	the receipt by Microchip of a certificate on behalf of SMSC certifying as to the satisfaction of the foregoing five conditions; and

•	the absence of any pending legal proceeding by a governmental entity seeking to (i) enjoin, restrain or prohibit the consummation of the merger or (ii) impose any antitrust restraint.

Please refer to the section entitled “The Merger Agreement—Representations and Warranties” beginning on page 50 of this proxy statement for the definition of “Material Adverse Effect.”

Termination of the Merger Agreement (Page 61)

SMSC and Microchip may terminate the merger agreement by mutual written consent at any time before the effective time of the merger. In addition, with certain exceptions, either SMSC or Microchip may terminate the merger agreement at any time before the consummation of the merger if:

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•	the merger agreement was not adopted by the stockholders of SMSC with the requisite vote at the Special Meeting or at any adjournment or postponement of the Special Meeting;

•
any governmental entity of competent jurisdiction has enacted, issued, promulgated, entered, enforced or deemed applicable to any of the transactions contemplated by the merger agreement, including the merger, any law that is in effect and has the effect of making the consummation of the merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the merger in any jurisdiction;

•
any governmental entity of competent jurisdiction has issued or granted any order that has the effect of making the merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the merger, and such order has become final and nonappealable;

•
the effective time of the merger has not occurred on or before October 2, 2012 or, if on such date all conditions to the merger are satisfied other than (i) those conditions that by their terms are to be satisfied at the closing of the merger and (ii) those conditions pertaining to antitrust matters, then neither SMSC nor Microchip may terminate the merger agreement until February 1, 2013 (however, this termination right will not be available to any party whose action or failure to fulfill any obligation under the merger agreement has been the principal cause of or resulted in the failure of the effective time of the merger to have occurred on or before such dates);

SMSC may also terminate the merger agreement:

•
if Microchip or Merger Sub has breached any of its covenants or agreements in the merger agreement or if any of the representations and warranties of Microchip and Merger Sub in the merger agreement were inaccurate when made or become inaccurate, and such breach or inaccuracy (i) would give rise to the failure of a condition to SMSC’s obligation to consummate the merger and (ii) if curable by Microchip or Merger Sub through the exercise of commercially reasonable efforts, is not cured within 30 days after delivery of written notice to Microchip of such breach or inaccuracy; or

•
to concurrently enter into a definitive agreement to effect a superior proposal if (i) SMSC’s stockholders have not yet adopted the merger agreement, (ii) SMSC has satisfied the specified requirements and conditions concerning notification of a recommendation change and negotiation with Microchip as described above in the section entitled “The Merger Agreement—SMSC’s Board of Directors’ Recommendation” beginning on page 56 of this proxy statement and (iii) concurrently with the termination of the merger agreement, SMSC pays to Microchip the termination fee as described below in the section entitled “—Termination Fee” beginning on page 62 of this proxy statement.

Microchip may also terminate the merger agreement if:

•
SMSC has breached any of its covenants or agreements in the merger agreement or if any of the representations and warranties of SMSC in the merger agreement were inaccurate when made or become inaccurate, and such breach or inaccuracy (i) would give rise to the failure of a condition to Microchip’s or Merger Sub’s obligation to consummate the merger and (ii) if curable by SMSC through the exercise of commercially reasonable efforts, is not cured within 30 days after delivery of written notice to SMSC of such breach or inaccuracy; or

•	any of the following has occurred (each of which we refer to in this proxy statement as a “triggering event”):

o
SMSC has breached (or is deemed to have breached) the non-solicitation provisions of the merger agreement in any material respect, without regard as to whether such breach results in an acquisition proposal;

o	SMSC’s board of directors or any committee thereof has effected a recommendation change;

o	SMSC has failed to include SMSC’s board of directors’ recommendation in this proxy statement;

o
SMSC has entered into a letter of intent, memorandum of understanding or contract (other than a confidentiality agreement contemplated by the non-solicitation provisions of the merger agreement) contemplating or otherwise relating to an acquisition transaction (whether or not a superior proposal); or

o
SMSC’s board of directors has failed to unconditionally reaffirm (publicly, if so requested by Microchip or Merger Sub) SMSC’s board of directors’ recommendation within five business days after Microchip or Merger Sub delivers to SMSC a request in writing to do so after an acquisition proposal is publicly announced or becomes publicly known (however, SMSC’s board of directors will not be required to make any such reaffirmation (i) prior to ten business days after the initial acquisition proposal is received by SMSC or (ii) during any notice period to Microchip relating to the intention to effect a recommendation change or an intervening event).

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Termination Fee (Page 62)

SMSC has agreed to pay to Microchip a fee of $32.85 million if:

•	a triggering event occurs;

•	SMSC terminates the merger agreement to concurrently enter into a definitive agreement to effect a superior proposal; or

•	all of the following occur:

o
the merger agreement is terminated (i) by SMSC or Microchip because the merger agreement is not adopted by the stockholders of SMSC at the Special Meeting or (ii) by Microchip due to a breach or inaccuracy of the covenants, agreements, representations or warranties of SMSC in the merger agreement;

o
an acquisition proposal is publicly announced, becomes publicly known or is communicated or otherwise made known to SMSC, after the date of the merger agreement and prior to (i) the Special Meeting or (ii) the breach or inaccuracy that forms the basis for the termination of the merger agreement, as applicable; and

o
within 12 months following the termination of the merger agreement, SMSC enters into a letter of intent, memorandum of understanding or contract providing for, or consummates, any acquisition transaction (as defined below, except that each reference in the definition of “acquisition transaction” in the merger agreement to “15%” or “85%” will instead be “50%”).

No Solicitation (Page 54)

SMSC has agreed that, from the date of the merger agreement until the consummation of the merger or its earlier termination, neither SMSC nor its subsidiaries will (and will not authorize or knowingly permit any of their representatives to), directly or indirectly:

•
solicit, initiate, or knowingly encourage, facilitate or induce the making, submission or announcement of an acquisition proposal (or the making of any inquiry, offer or proposal that would reasonably be expected to lead to an acquisition proposal);

•
furnish to any third party any non-public information relating to SMSC or any of its subsidiaries for the purpose of assisting or facilitating the making of an acquisition proposal (or any inquiry, offer or proposal that would reasonably be expected to lead to an acquisition proposal);

•	participate or engage in discussions or negotiations with respect to an acquisition proposal with any third party that is seeking to make or has made an acquisition proposal; or

•	execute or enter into any letter of intent, memorandum of understanding or contract contemplating or otherwise relating to an acquisition transaction.

However, prior to obtaining SMSC’s stockholders’ adoption of the merger agreement, SMSC’s board of directors may, directly or indirectly through any representative, engage or participate in discussions or negotiations with any third party and its representatives, and furnish to such third party and its representatives any information relating to SMSC or any of its subsidiaries pursuant to a confidentiality agreement, if:

•
SMSC’s board of directors receives from such third party a bona fide written acquisition proposal that (i) has not been withdrawn, (ii) did not result from a breach of the non-solicitation provisions of the merger agreement and (iii) SMSC’s board of directors concludes in good faith (after consultation with its financial advisor and its outside legal counsel) constitutes or is reasonably likely to lead to a superior proposal;

•
SMSC’s board of directors determines in good faith (after consultation with outside legal counsel) that the failure to engage or participate in such discussions or negotiations or to furnish such information would reasonably be likely to constitute a breach of its fiduciary duties to stockholders of SMSC under Delaware law;

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•
solely with respect to the initial contact with such third party, at least 24 hours prior to engaging or participating in any such discussions or negotiations or furnishing any non-public information to such third party, SMSC will have (i) advised Microchip of its receipt of the acquisition proposal, (ii) given Microchip a copy thereof and (iii) notified Microchip of SMSC’s intention to engage or participate in such discussions or furnish such information to such third party;

•
SMSC will have entered into a confidentiality agreement with such third party, the terms of which are no less favorable to SMSC than those contained in the confidentiality agreement entered into between SMSC and Microchip (except that the confidentiality agreement with such third party need not contain any “standstill” or similar provision that would prohibit such third party from making any acquisition proposal) and must expressly permit SMSC to comply with the non-solicitation provisions of the merger agreement; and

•	contemporaneously with furnishing any non-public information to such third party that was not previously furnished to Microchip, SMSC furnishes such non-public information to Microchip.

Please refer to the section entitled “The Merger Agreement—No Solicitation” beginning on page 54 of this proxy statement for the definitions of “acquisition proposal,” “acquisition transaction” and “superior proposal.”

Material U.S. Federal Income Tax Consequences of the Merger (Page 45)

The receipt of cash for shares of SMSC common stock pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes.  In general, a U.S. Holder (as defined in the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 45 of this proxy statement) who receives cash for such U.S. Holder’s shares of SMSC common stock in the merger will recognize gain or loss in an amount equal to the difference, if any, between the cash received in the merger (determined before any deductions) and the U.S. Holder’s adjusted tax basis in the U.S. Holder’s shares of SMSC common stock.  Gain or loss will be determined separately for each block of shares of SMSC common stock (i.e., shares of SMSC common stock acquired for the same cost in a single transaction).  You should refer to the discussion in the section entitled “The Merger—Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 45 of this proxy statement, and consult your tax advisor for a complete analysis of the effect of the merger on your U.S. federal, state and local and/or foreign taxes.

Regulatory Approvals (Page 46)

Under the provisions of the HSR Act and the rules and regulations promulgated thereunder by the Federal Trade Commission (which we refer to in this proxy statement as the “FTC”), the merger may not be completed until notification and report forms have been filed with the Antitrust Division of the United States Department of Justice (which we refer to in this proxy statement as the “Antitrust Division”) and the FTC by each of SMSC and Microchip, and the applicable waiting period has expired or been terminated.  SMSC and Microchip filed their respective notification and report forms with the Antitrust Division and the FTC under the HSR Act on May 9, 2012.   The parties were granted early termination of the waiting period under the HSR Act on May 18, 2012.

In addition to that in the United States, Microchip and SMSC determined that pre-closing antitrust clearances in China, Germany, Korea and Turkey are required and applicable to the merger.  The parties submitted the required filings in China on May 23, 2012, in Germany on May 24, 2012 and in Korea on May 31, 2012, and plan to file in Turkey in the coming days. Foreign antitrust authorities in these or other jurisdictions may take action under the antitrust laws of their jurisdictions, which could include seeking to enjoin the completion of the merger.

Litigation Related to the Merger (Page 47)

Four putative class action lawsuits have been filed against the Company, our directors, Microchip and Merger Sub, challenging the merger transaction.  Two cases, captioned The Vladimir Gusinsky Living Trust v. Standard Microsystems Corporation, et al., C.A. No. 7522 and Helen Coyne v. Standard Microsystems Corporation, et al., C.A. No. 7541 have been filed in the Delaware Chancery Court.  Two cases, captioned Herbert Silverberg v. Standard Microsystems Corporation, et al., Index No. 014752/2012 and Robert Collier v. Standard Microsystems Corporation, et al., Index No. 016351/2012 have been filed in New York Supreme Court, Suffolk County.  The two Delaware actions were consolidated under the caption In re Standard Microsystems Corporation Shareholders Litigation, C.A. No. 7522-VCP.  On May 30, 3012, the plaintiffs in the consolidated Delaware action submitted a letter requesting that the consolidated action be stayed in favor of the New York litigation.  The plaintiffs in the two New York actions have filed motions for consolidation, appointment as lead plaintiff, approval of selection of lead counsel, and expedited proceedings and discovery.  A hearing is currently set for June 1, 2012 in the Silverberg action, and both motions remain pending.  The four suits, purportedly brought on behalf of a class of our stockholders, contain substantially similar allegations and seek substantially similar relief.  In the actions, plaintiffs allege generally that our directors breached their fiduciary duties in connection with the merger by, among other things, carrying out a process that they allege did not ensure adequate and fair consideration to our stockholders and by failing to disclose all material information concerning the merger.  Plaintiffs further allege that Microchip and Merger Sub aided and abetted the alleged breaches of duties.  Plaintiffs seek equitable relief to enjoin consummation of the merger, rescission of the merger and/or rescissory damages, and attorneys’ fees and costs.  We and our directors believe that these lawsuits are without merit and intend to defend vigorously against the asserted claims.

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Current Market Price of SMSC Common Stock (Page 67)

The shares of SMSC common stock are listed on NASDAQ under the trading symbol “SMSC.” On May 1, 2012, which was the last trading day before the announcement of the execution of the merger agreement, the closing sale price of SMSC common stock was $26.24 per share.  The volume weighted average closing sale price of the SMSC common stock for the 30 trading days prior to May 1, 2012 was $25.90 per share. On May 30, 2012, which was the last trading day before the date of this proxy statement, the closing sale price of SMSC common stock was $36.62 per share.

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CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement, and the documents to which we refer you in this proxy statement, include forward-looking statements that involve risks, uncertainties, estimates and assumptions.  If such risks or uncertainties materialize or such estimates or assumptions prove incorrect, the results of SMSC and its consolidated subsidiaries could differ materially from those expressed or implied by such forward-looking statements and assumptions.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  In many cases you can identify forward-looking statements by the use of words such as “believe,” “estimate,” “anticipate,” “intend,” “plan,” “continue,” “predict,” “potential,” “contemplate,” “expect,” “may,” “will,” “likely,” “could,” “should” or “would” or other similar words or phrases, although the absence of such words or phrases does not necessarily mean that a statement is not forward-looking.  These statements are subject to risks, uncertainties and other factors, including, among others:

•	the effect of the announcement of the merger on SMSC’s business relationships, operating results and business generally;

•	the retention of certain key employees by SMSC;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;

•
the stockholder approval or other conditions to the completion of the merger not being satisfied, or the regulatory approvals required for the merger not being obtained on the terms expected or on the anticipated schedule;

•	the amount of fees and expenses related to the merger;

•	the diversion of management’s attention from ongoing business concerns;

•	the merger agreement’s contractual restrictions on the conduct of our business prior to the completion of the merger;

•	the possible adverse effect on our business and the price of our common stock if the merger is not completed in a timely manner or at all;

•	the outcome of any legal proceedings, regulatory proceedings or enforcement matters that have been or may be instituted against us and others relating to the merger; and

•	SMSC’s and Microchip’s ability to meet expectations regarding the timing and completion of the merger.

In addition, we are subject to risks and uncertainties and other factors detailed in SMSC’s annual report on Form 10-K for the fiscal year ended February 29, 2012, filed with the SEC on April 23, 2012, which should be read in conjunction with this proxy statement. Please refer to the section entitled “Where You Can Find More Information” beginning on page 70 of this proxy statement.

Many of the factors that will determine SMSC’s future results are beyond SMSC’s ability to control or predict.  We cannot assure you that the actual results or developments reflected in these forward-looking statements will be realized or, even if they are realized, that they will have the expected effects on the merger or on our business or operations.  In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date of this proxy statement.  We cannot guarantee any future results, levels of activity, performance or achievements.  The statements made in this proxy statement represent SMSC’s views as of the date of this proxy statement, and it should not be assumed that the statements made herein remain accurate as of any future date.  Moreover, we assume no obligation and do not intend to update forward-looking statements or update the reasons that actual results could differ materially from those anticipated in forward-looking statements, except as required by law.

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THE SPECIAL MEETING

This proxy statement is being furnished to SMSC stockholders as part of the solicitation of proxies by SMSC’s board of directors for use at the Special Meeting of SMSC stockholders and any adjournment or postponement thereof.

Date, Time and Place of the Special Meeting

This proxy statement is being furnished to SMSC stockholders as part of the solicitation of proxies by SMSC’s board of directors for use at the Special Meeting to be held on Tuesday, July 10, 2012, starting at 10:00 a.m., local time, at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 39th Floor, New York, New York 10006 or at any postponement or adjournment thereof.

Purpose of the Special Meeting

The purpose of the Special Meeting is for SMSC stockholders to consider and vote on (1) the adoption of the merger agreement, (2) the adjournment of the Special Meeting to a later date or time , if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to adopt the merger agreement (which we refer to in this proxy statement as the “adjournment proposal”) , and (3) the approval, on an advisory (non-binding) basis, of the compensation that may be paid or become payable to SMSC’s named executive officers in connection with the merger, including the agreements and understandings pursuant to which such compensation may be paid or become payable,  as described in the section entitled “The Merger—Advisory Vote on Golden Parachute Compensation” beginning on page 42 of this proxy statement (which we refer to in this proxy statement as the “compensation proposal”).

If the SMSC stockholders fail to adopt the merger agreement, the merger will not occur.  A copy of the merger agreement is attached as Annex A to this proxy statement.  You are urged to read the merger agreement in its entirety.

Record Date and Quorum

SMSC’s board of directors has fixed May 30, 2012 as the record date for the Special Meeting, and only holders of record of SMSC common stock as of the close of business on the record date are entitled to vote at the Special Meeting.  As of the close of business on the record date, there were 23,059,887 shares of SMSC common stock outstanding and entitled to vote.

Each share of SMSC common stock entitles its holder to one vote on each matter properly coming before the Special Meeting.

The presence, in person or by proxy, of stockholders holding a majority of the shares of SMSC common stock entitled to vote at the Special Meeting constitutes a quorum for the purpose of considering the proposals.  Shares of SMSC common stock represented at the Special Meeting but not voted, including broker non-votes and shares of SMSC common stock for which proxies have been received but for which stockholders have abstained, will be treated as present at the Special Meeting for purposes of determining the presence or absence of a quorum for the transaction of all business.  In the event that a quorum is not present at the Special Meeting, the Special Meeting may be adjourned to solicit additional proxies, provided that the adjournment proposal has been adopted by the affirmative vote of at least a majority of shares of SMSC common stock represented in person or by proxy at the Special Meeting and entitled to vote on the matter (also known as the majority of votes cast).

Vote Required for Approval

     You may vote “FOR” or “AGAINST,” or you may “ABSTAIN” from voting on, the adoption of the merger agreement.  Consummation of the merger requires the adoption of the merger agreement by the affirmative vote of at least a majority of the outstanding shares of SMSC common stock entitled to vote at the Special Meeting.  Therefore, if you abstain or fail to vote, it will have the same effect as a vote “AGAINST” the adoption of the merger agreement.

The adoption of the adjournment proposal requires the affirmative vote of at least a majority of the shares of SMSC common stock represented in person or by proxy at the Special Meeting and entitled to vote on the matter (also known as a majority of votes cast).  Therefore, if you abstain, it will have the same effect as a vote “AGAINST” the adoption of the adjournment proposal and if you fail to vote, it will have no effect on the outcome of the proposal.

The approval of the compensation proposal requires the affirmative vote of at least a majority of the shares of SMSC common stock represented in person or by proxy at the Special Meeting and entitled to vote on the matter (also known as a majority of votes cast).  Therefore, if you abstain, it will have the same effect as a vote “AGAINST” the approval of the compensation proposal, and if you fail to vote, it will have no effect on the outcome of the proposal.

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In connection with the execution of the merger agreement, each of the directors and named executive officers of SMSC and certain other employees of SMSC, in his or her respective capacity as a stockholder of SMSC, entered into a voting agreement with Microchip pursuant to which he or she has agreed to vote all of his or her shares of SMSC common stock in favor of the adoption of the merger agreement.  As of the record date, the individuals who entered into a voting agreement with Microchip collectively beneficially owned in the aggregate approximately 327,003 shares of SMSC common stock, or approximately 1.42% of SMSC’s outstanding common stock entitled to vote at the Special Meeting.  We currently expect that each of the directors and named executive officers will vote all of his or her shares of SMSC common stock in favor of each of the other proposals.  If the merger agreement is terminated in accordance with its terms, these voting agreements will also terminate.

Proxies and Revocation

If you are the record owner of your shares of SMSC common stock and you timely submit a proxy by telephone or via the Internet or by returning a signed and dated proxy card by mail, your shares will be voted at the Special Meeting as you indicate.  If you sign your proxy card without indicating your vote, your shares will be voted “FOR” the adoption of the merger agreement, “FOR” the adjournment proposal and “FOR” the compensation proposal, and in accordance with the recommendations of SMSC’s board of directors on any other matters properly brought before the Special Meeting, or at any adjournment or postponement thereof, for a vote.

If your shares of SMSC common stock are held in “street name,” you will receive instructions from your bank, broker or other nominee that you must follow in order to have your shares of SMSC common stock voted.  If you have not received such voting instructions or require further information regarding such voting instructions, contact your bank, broker or other nominee.  Banks, brokers or other nominees who hold shares of SMSC common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners.  However, banks, brokers and other nominees are not allowed to exercise their voting discretion with respect to the approval of matters that are “non-routine,” such as adoption of the merger agreement, without specific instructions from the beneficial owner.  All proposals for the Special Meeting are non-routine and non-discretionary.  Broker non-votes are shares held by a bank, broker or other nominee that are represented at the meeting but with respect to which the bank, broker or other nominee is not instructed by the beneficial owner of such shares to vote on the particular proposal, and the bank, broker or other nominee does not have discretionary voting power on such proposal.  If your bank, broker or other nominee holds your shares of SMSC common stock in “street name,” your bank, broker or other nominee will vote your shares only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your bank, broker or other nominee with this proxy statement.

Proxies received by SMSC at any time prior to the closing of the polls at the Special Meeting, in the case of proxies submitted by using proxy cards, or 11:59 P.M. Eastern Time on Monday, July 9, 2012, in the case of proxies submitted by telephone or the Internet, that have not been revoked or superseded before being voted, will be voted at the Special Meeting.

If you are an SMSC stockholder of record of your shares of SMSC common stock, you have the right to change or revoke your proxy at any time before the vote taken at the Special Meeting by:

•   Vote via the Internet.  You can vote via the Internet.  The website address for Internet voting is provided on your proxy card.  You will need to use the control number appearing on your proxy card to vote via the Internet.  You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday, July 9, 2012. Internet voting is available 24 hours a day.  If you vote via the Internet you do NOT need to vote by telephone or return a proxy card.

•   Vote by Telephone.  You can also vote by telephone by calling the toll-free telephone number provided on your proxy card.  You will need to use the control number appearing on your proxy card to vote by telephone.  You may transmit your voting instructions from any touch-tone telephone up until 11:59 P.M. Eastern Time on Monday, July 9, 2012. Telephone voting is available 24 hours a day.  If you vote by telephone you do NOT need to vote over the Internet or return a proxy card.

•   Vote by Mail.  You can vote by marking, dating, signing and returning your proxy card in the postage-paid envelope provided.  Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

   Registered SMSC stockholders can revoke their proxy at any time before it is voted at the Special Meeting by either:

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•	Submitting another timely, later-dated proxy via the Internet or by telephone or mail;

•	Delivering timely written notice of revocation to the Corporate Secretary, SMSC Corporation, 80 Arkay Drive, Hauppauge, New York 11788; or

•	Attending the Special Meeting and voting in person.

If you are a “street name” holder of SMSC common stock, you may change your vote by submitting new voting instructions to your bank, broker or other nominee.  You must contact your bank, broker or other nominee to obtain instructions as to how to change or revoke your proxy.

If you own shares of SMSC common stock through the SMSC stock fund within the SMSC 401(k) Plan (which we refer to in this proxy statement as the “401(k) Plan”), the proxy card includes the shares you hold in the 401(k) Plan as well as the shares you hold outside of the 401(k) Plan.  Under the 401(k) Plan, participants are entitled to direct the voting of shares of SMSC common stock credited to their 401(k) Plan accounts. The trustee of the 401(k) Plan will vote unallocated and undirected shares, if any, (which we refer to in this proxy statement collectively as the “undirected shares”) in the same proportion as the shares for which directions are received, except as otherwise provided in accordance with ERISA.   By submitting voting instructions via the Internet, or by telephone, or if hardcopies are requested, by signing, dating and returning the proxy card, you direct the trustee of the 401(k) Plan to vote these shares, in person or by proxy, as designated therein, at the Special Meeting.

Adjournments and Postponements

The Special Meeting may be adjourned or postponed.  Under SMSC’s amended and restated bylaws, any special meeting of SMSC stockholders may be adjourned by a majority of the shares of SMSC common stock present in person or represented by proxy at such special meeting (also known as a majority of votes cast) if a quorum exists, or by the officer presiding at such special meeting in the absence of a quorum.  SMSC’s amended and restated bylaws and Delaware law provide that any adjournment may be made without notice if announced at the meeting at which the adjournment is taken and if the adjournment is to a date that is not greater than 30 days after the original date fixed for the Special Meeting and no new record date is fixed for the adjourned meeting.  Any signed proxies received by SMSC prior to the closing of the polls at the Special Meeting in which no voting instructions are provided on such matter will be voted “FOR” the adjournment proposal.  If a quorum exists, holders of a majority of the shares of SMSC common stock present in person or represented by proxy and entitled to vote on the matter may adjourn the Special Meeting.  Because a majority of the votes represented at the meeting is required to approve the adjournment proposal, abstentions will have the same effect on such proposal as a vote “AGAINST” the adjournment proposal.  Any adjournment or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow SMSC stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

Solicitation of Proxies

This solicitation of proxies is being made by SMSC and the cost of this solicitation is being borne by SMSC.  We have retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for the Special Meeting customary fees and reasonable out-of-pocket expenses.  Our directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication.  These persons will not be paid additional remuneration for their efforts.  We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of SMSC common stock that the brokers and fiduciaries hold of record.  Upon request, we will reimburse them for their reasonable out-of-pocket expenses.

Questions and Additional Information

If you have questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call our proxy solicitor, MacKenzie Partners, Inc., toll-free at 1-800-322-2885.

List of Stockholders

Our list of stockholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices at least ten days prior to the date of the Special Meeting and continuing through the Special Meeting; the list will also be available at the Special Meeting for inspection by any SMSC stockholder present at the Special Meeting.

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THE COMPANIES

Standard Microsystems Corporation

SMSC is a leading developer of Smart Mixed-Signal Connectivity™ solutions.  SMSC employs a unique systems level approach that incorporates a broad set of technologies and intellectual property to deliver differentiating products to its customers.  The Company is focused on delivering connectivity solutions that enable the proliferation of data in automobiles, consumer devices, PCs and other applications. SMSC's feature-rich products drive a number of industry standards and include USB, MOST® automotive networking, Kleer® and JukeBlox® wireless audio, embedded system control and analog solutions, including thermal management and RightTouch® capacitive sensing.

Our principal executive offices are located at 80 Arkay Drive, Hauppauge, New York 11788, and our telephone number is (631) 435-6000.  Our Internet website address is www.smsc.com.  The information provided on SMSC’s website is not part of this proxy statement and is not incorporated herein by reference.

Microchip Technology Incorporated

Microchip is a leading provider of microcontroller, analog and Flash-IP solutions.  Microchip’s product portfolio comprises 8-bit, 16-bit, and 32-bit PIC® microcontrollers and 16-bit dsPIC® digital signal controllers, which feature on-board Flash (reprogrammable) memory technology. In addition, Microchip offers a broad spectrum of high-performance linear, mixed-signal, power management, thermal management, RF, safety and security, and interface devices, as well as serial EEPROMs, Serial Flash memories and Parallel Flash memories. Microchip also licenses Flash-IP solutions that are incorporated in a broad range of products. Microchip’s synergistic product portfolio targets thousands of applications worldwide and a growing demand for high-performance designs in the automotive, communications, computing, consumer and industrial control markets.

Microchip’s principal executive offices are located at 2355 W. Chandler Blvd., Chandler, Arizona 85224, and its telephone number is (480) 792-7200.  Microchip’s Internet website address is www.microchip.com.  The information provided on Microchip’s website is not part of this proxy statement and is not incorporated herein by reference.

Microchip Technology Management Co.

Merger Sub is a Delaware corporation and a wholly owned subsidiary of Microchip.  Merger Sub has engaged in no other business activities other than those related to the transactions contemplated by the merger agreement. Upon consummation of the merger, Merger Sub will merge with and into SMSC and Merger Sub will cease to exist.

Merger Sub’s principal executive offices are located at 2355 W. Chandler Blvd., Chandler, Arizona 85224, and its telephone number is (480) 792-7200.

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THE MERGER

This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached as Annex A to this proxy statement.  You should read the entire merger agreement carefully.

Background of the Merger

SMSC’s board of directors, together with its senior management, regularly reviews and considers various strategic opportunities available to us, including whether the continued execution of our strategy as a stand-alone company or the possible sale of SMSC to, or a combination of SMSC with, a third party offered the best avenue to maximize stockholder value.  In connection with such review, members of senior management have met, from time to time, with various third parties who expressed a potential interest in engaging in a strategic transaction with SMSC.  Except as described below, no third party has made any offer or proposal to acquire SMSC during the previous two years.

On February 9, 2012, Christine King, President and Chief Executive Officer of SMSC, met with the President and Chief Executive Officer of Company A.  During the meeting, the CEO of Company A indicated that Company A had an interest in acquiring SMSC’s automotive product line, but was unlikely to be interested in an acquisition of the entire company unless Company A could find a partner that would be willing to acquire SMSC’s other product lines.  Ms. King indicated that SMSC was not interested in selling the automotive product line by itself.

On February 17, 2012, Steve Sanghi, President, Chief Executive Officer and Chairman of the Board of Microchip, contacted Ms. King to request a dinner meeting to express interest in combining Microchip and SMSC, and to discuss Microchip’s interest in learning about SMSC.  Ms. King discussed her proposed dinner meeting with Mr. Sanghi with SMSC’s board of directors at a regularly scheduled meeting on February 23, 2012, and met with Mr. Sanghi for dinner later that evening.  During this meeting, Mr. Sanghi and Ms. King provided an overview of their respective companies, and the parties discussed how their respective product lines could be complementary.  Mr. Sanghi again expressed to Ms. King that Microchip would be interested in acquiring SMSC and requested to have a preliminary due diligence meeting with Ms. King’s senior management team to learn additional background information regarding SMSC.  Mr. Sanghi did not discuss SMSC’s valuation or indicate a potential price that Microchip may be willing to pay to acquire SMSC at this meeting.  Mr. Sanghi indicated during the meeting that he would require SMSC to agree to negotiate exclusively with Microchip if discussions were to proceed.

After this initial contact, SMSC and Microchip entered into a mutual confidentiality and non-disclosure agreement on February 29, 2012, which was dated as of February 22, 2012 (which we refer to in this proxy statement as the “Confidentiality Agreement”).  The Confidentiality Agreement includes a standstill provision pursuant to which Microchip and SMSC each agreed to refrain from certain activities, including (i) seeking to acquire beneficial ownership of any equity securities of the other party, (ii) seeking to influence the management of the other party, and (iii) soliciting proxies with respect to any voting securities of the other party.  The Confidentiality Agreement provided that these restrictions would remain in effect until February 22, 2014, except that the restrictions would terminate, with respect to a party, if the other party entered into an agreement providing for certain business combination transactions or upon the occurrence of certain other specified events.  In connection with the negotiations of the Confidentiality Agreement, representatives of Microchip discussed with representatives of SMSC that Microchip expected SMSC to agree to negotiate exclusively with Microchip for a specified period.  SMSC indicated that it would not agree to enter into exclusive negotiations with Microchip at such time as the discussions between SMSC and Microchip remained preliminary.

On March 5 and 6, 2012, Ms. King and other members of senior management of SMSC met with Mr. Sanghi and other members of senior management of Microchip to provide additional background regarding SMSC and to explore the possibility of a strategic transaction.  At these meetings, SMSC’s senior management provided Microchip with financial and operating information regarding SMSC, including financial projections based on the three-year budget being used by SMSC’s management for its internal planning purposes, the first year of which had previously been approved by SMSC’s board of directors.  Microchip did not discuss SMSC’s valuation or a potential price at which Microchip may be willing to acquire SMSC at these meetings.

On March 7, 2012, SMSC’s board of directors met telephonically, during which meeting management and a representative of Cleary Gottlieb Steen & Hamilton LLP (which we refer to in this proxy statement as “Cleary Gottlieb”), outside counsel to SMSC, were present.  At this meeting, Ms. King summarized SMSC’s recent discussions and meetings with Microchip.  At the same meeting, SMSC’s board of directors discussed the need to retain a financial advisor in connection with the board’s consideration of SMSC’s strategic alternatives.  After discussion of the qualifications of various potential financial advisors, the board of directors determined that Qatalyst Partners would be the board’s preferred financial advisor in light of its expertise in the semiconductor industry, reputation, recent track record and familiarity with SMSC and its board  members.  The board accordingly authorized management to contact Qatalyst Partners to determine whether it was available and would be willing to serve as financial advisor to the board of directors in connection with its evaluation of a proposal from Microchip or any alternatives thereto.

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On March 8, 2012, Ms. King and other members of SMSC’s senior management team met with representatives of Qatalyst Partners to indicate that SMSC’s board of directors was interested in engaging Qatalyst Partners to assist with the board’s consideration of strategic alternatives, subject to the negotiation and execution of a mutually acceptable engagement letter.  Qatalyst Partners confirmed during such meeting that no material relationship existed between Qatalyst Partners and Microchip.

On March 9, 2012, Mr. Sanghi communicated to Ms. King that he had calculated the value of SMSC to Microchip to be in the range of $32.89 to $34.47 per share of common stock of SMSC.

On March 10, 2012, Ms. King discussed Microchip’s valuation of SMSC with Mr. Sanghi and indicated that, while she believed SMSC’s value to Microchip was in excess of this range, she would discuss Microchip’s proposed valuation with SMSC’s board of directors.

On March 13, 2012, SMSC’s board of directors met telephonically, during which meeting management, representatives of Cleary Gottlieb and, for a portion of the meeting, representatives of Qatalyst Partners were present, to discuss the valuation proposed by Microchip and to consider a potential strategic transaction with Microchip.  At this meeting, a representative of Cleary Gottlieb reviewed with the members of SMSC’s board of directors the directors’ fiduciary duties and other relevant legal issues in connection with a change of control transaction, and Qatalyst Partners provided a preliminary financial analysis relating to a potential acquisition of SMSC by Microchip.  Following discussion, the board requested that SMSC management review SMSC’s projected financial performance and prepare a more detailed financial analysis for the board’s consideration.  In the meantime, SMSC’s board of directors authorized Ms. King to inform Mr. Sanghi, in an effort to obtain a price increase, that SMSC’s board of directors believed SMSC would represent a value to Microchip in excess of $40.00 per share of common stock of SMSC, that it was working with its financial advisor to evaluate Microchip’s proposal and SMSC’s prospects and that it would propose a more specific price following this evaluation.

On March 14, 2012, Ms. King spoke with Mr. Sanghi by telephone.  During this conversation, Ms. King indicated that SMSC’s board of directors believed SMSC would represent a value to Microchip in excess of $40.00 per share of common stock of SMSC, that SMSC’s board of directors was working with its financial advisor to evaluate Microchip’s proposal and SMSC’s prospects, and that she intended to provide to Microchip a more specific price proposal, as well as documentation supporting the proposed price, in several days.

On March 16, 2012, SMSC’s board of directors met telephonically, during which meeting members of SMSC’s senior management, representatives of Cleary Gottlieb and representatives of Qatalyst Partners were present, to discuss a potential strategic transaction with Microchip.  At this meeting, Ms. King presented to the board forecasts of SMSC’s business plan over the next five fiscal years, which included two scenarios, which we refer to in this proxy statement initially as the “tail winds” scenario and “head winds” scenario, respectively.  The initial three fiscal years of the “tail winds” scenario was consistent with the three-year budget provided to Microchip during the meetings on March 5 and 6.  The “tail winds” scenario assumed stable macroeconomic conditions over time, including PC market growth, as well as the successful execution by SMSC of its business and R&D plan and avoidance of most of the competitive and business risks SMSC anticipated over the five-year period.  The “head winds” scenario was based on similar assumptions but contemplated that some of the top-line risks that SMSC faces would come to pass, including the risk of increased competition in several of SMSC’s product lines and the risk of slower PC market growth as a result of competition by tablet computers.  Both the “tail winds” and the “head winds” scenarios assumed that SMSC would experience growth greater than the industry as a whole and achieve significant revenue and margin improvement over the five-year period; neither scenario provided for any macroeconomic or industry-wide risks.

Also at this meeting, representatives of Qatalyst Partners provided a preliminary analysis of the trading history and financial performance of SMSC, as well as preliminary financial analyses based on the “tail winds” and “head winds” scenarios.  Representatives of Qatalyst Partners also reviewed with the board of directors a number of considerations for next steps in connection with the strategic process with Microchip, including strategies to obtain a higher price from Microchip and the possibility of soliciting indications of interest from other potential acquirers.  The board of directors discussed the question whether an alternative acquirer would have the financial strength or capacity to acquire SMSC at a price similar to or above the range proposed by Microchip, the risk of leaks or rumors that may result from soliciting other acquirers, and the potential impact to SMSC or to Microchip’s proposal of such leaks. The board of directors discussed various potential acquirers, including potential private equity buyers, concluding that the lack of synergies made it unlikely that any private equity buyer would be interested in acquiring SMSC at a price in excess of that proposed by Microchip.  The board also concluded that it would be premature to solicit other potential acquirers without an offer from Microchip at a higher price, but agreed that it might become appropriate to solicit other potential acquirers if the discussions with Microchip progressed further.  Following discussion, in an effort to obtain a price increase, SMSC’s board of directors authorized Ms. King to propose to Mr. Sanghi a price not lower than $43.00 per share of common stock of SMSC.

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On March 19, 2012, Ms. King telephoned Mr. Sanghi to express that SMSC’s board of directors had an interest in discussing a potential transaction with Microchip, but that Microchip’s proposed price range was not adequate.  Ms. King indicated that SMSC’s board of directors believed that SMSC would provide value to Microchip of $43.00 per share of common stock of SMSC.  Mr. Sanghi indicated that he did not believe that Microchip would be willing to significantly extend its previously communicated price range, but that he would discuss the matter with Microchip’s board of directors.

On March 21, 2012, SMSC’s board of directors met telephonically, during which meeting management, representatives of Cleary Gottlieb and, for a portion of the meeting, representatives of Qatalyst Partners, were present, to discuss Ms. King’s recent communication with Microchip.  Following the discussion, SMSC’s board of directors concluded that it would wait for a response from Microchip before determining its next steps with respect to the strategic process.  At the same meeting, after the departure of the representatives of Qatalyst Partners, SMSC’s board of directors authorized management to negotiate an engagement letter with Qatalyst Partners.

On March 25, 2012, Mr. Sanghi telephoned Ms. King to express a revised offer of $37.00 per share of common stock of SMSC, consisting of $22.00 per share in cash and $15.00 per share in Microchip common stock.  During this call Mr. Sanghi suggested that, based on his views on the value of Microchip common stock, the proposal would provide value to SMSC’s stockholders in excess of $37.00 per share.

On March 26, 2012, SMSC’s board of directors met telephonically, during which meeting management and representatives of Cleary Gottlieb and, for a portion of the meeting, representatives of Qatalyst Partners, were present, to discuss Microchip’s revised offer, including its stock component.  Following discussion among SMSC’s board of directors, including discussions with representatives of Qatalyst Partners, SMSC’s board of directors concluded that the introduction of a stock component to the consideration would introduce significant additional risks and uncertainties to SMSC’s stockholders.  SMSC’s board of directors engaged in further discussion with representatives of Qatalyst Partners regarding Microchip’s proposal and concluded that the face value of the proposal presented a compelling opportunity to SMSC and its stockholders based on the financial analysis reviewed by the board, but that SMSC should seek to minimize or eliminate the stock component and attempt once more to push Microchip to increase its offer.  Accordingly, SMSC’s board of directors authorized Ms. King to negotiate with Mr. Sanghi in a price range between $37.00 and $40.00 per share of common stock of SMSC, with the preferred consideration consisting entirely of cash.

At the March 26, 2012 board meeting, SMSC’s board of directors also discussed the possibility of soliciting indications of interest from other potential acquirers.  Ms. King reviewed for the board SMSC’s prior discussions with certain potential acquirers from time to time over the previous two years, including Company A.  The board and representatives of Qatalyst Partners discussed the likelihood that any potential acquirer would have the financial strength or capacity to acquire SMSC at a price similar to or above the range proposed by Microchip, as well as the risk of leaks or rumors and their potential negative impact to SMSC or the discussions with Microchip.  SMSC’s board of directors concluded that it was unlikely that another acquirer would be willing to pay more than Microchip and that, in light of the potential harm to SMSC from leaks, SMSC should not solicit indications of interest at this time, but agreed that such solicitations may become appropriate if the discussions with Microchip progressed to a proposal that SMSC’s board of directors was prepared to accept.

On March 27, 2012, Ms. King contacted Mr. Sanghi by telephone to seek a further increase in Microchip’s offer price and an adjustment of the consideration to consist entirely of cash.  Mr. Sanghi indicated that Microchip was amenable to paying in cash, stock or any combination thereof, but would not pay more than $37.00 per share of common stock of SMSC, and that Microchip would likely suspend further negotiations if SMSC was not willing to proceed quickly on the basis of the price proposed by Microchip.

On March 27, 2012, Kris Sennesael, SMSC’s Senior Vice President and Chief Financial Officer, received a call from a representative of a boutique financial advisor who indicated that his firm was searching for potential acquisition targets for Company E, a diversified manufacturer.  Mr. Sennesael indicated during such discussion that SMSC regularly considers various strategic opportunities and may be willing to engage in discussions with Company E regarding a potential strategic transaction if Company E were to request such discussions.

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On March 29, 2012, following negotiations with Qatalyst Partners, SMSC signed an engagement letter with Qatalyst Partners.

Also on March 29, 2012, SMSC’s board of directors met telephonically, during which meeting management, representatives of Cleary Gottlieb and, for a portion of the meeting, representatives of Qatalyst Partners, were present, to discuss the potential strategic transaction with Microchip.  At this meeting, Ms. King provided to SMSC’s board of directors a slightly modified “head winds” scenario that contemplated that the first year of the forecast would be consistent with the budget previously approved by the board and reported to the board that, following the management team’s regularly scheduled quarterly strategy meeting, she and other members of senior management believed that SMSC’s outlook was more likely to resemble this “head winds” scenario than the “tail winds” scenario previously presented to SMSC’s board of directors.  She indicated that achieving the “tail winds” scenario would require flawless customer execution, flawless engineering execution and no macroeconomic or industry bumps over the five-year period.  She reminded the board that the “head winds” scenario contemplated continued growth and margin improvement and no macroeconomic risks over the five-year period, but reflected a more realistic picture of the top-line risks faced by SMSC, including the risk of increased competition in the automotive and wireless audio markets and the risk of slowed PC growth in light of the potential increased adoption of tablets.  The board of directors engaged in discussion of the two scenarios with management and determined that the “head winds” scenario reflected more accurately than the “tail winds” scenario the competitive and business risks facing SMSC and the likelihood that SMSC would successfully execute its business and R&D plan.  The board therefore concluded that the “head winds” scenario represented the board’s best estimate of SMSC’s performance over the coming five fiscal years.  We refer to the “head winds” scenario that was reviewed and determined by SMSC’s board of directors at the March 29, 2012 meeting to represent the best estimate of SMSC’s future performance subsequently in this proxy statement as the “management case”.

The board of directors then discussed with management and Qatalyst Partners the status of the negotiations with Microchip, including the expectation, based on prior communications with Mr. Sanghi and other representatives of Microchip, that Microchip would refuse to engage in further discussions or diligence unless SMSC agreed enter into exclusive discussions with Microchip regarding a potential strategic transaction on the basis of its $37.00 per share proposal.  The board of directors then discussed with management and representatives of Qatalyst Partners the possibility of soliciting indications of interest from other potential acquirers.  The board of directors and representatives of Qatalyst Partners discussed in excess of 15 companies in the semiconductor industry identified by management and representatives of Qatalyst Partners as being potential candidates to engage in a strategic transaction with SMSC, reviewing with respect to each company, among other things, the likelihood that the company may have an interest in a strategic transaction with SMSC at this time; the company’s ability to finance such a transaction; and the competitive risks of engaging in discussions regarding a potential transaction with such company.  A number of directors believed that it was unlikely that any of these companies would be likely to make a proposal that would be as attractive as Microchip’s proposal and expressed concern that soliciting additional companies may expose SMSC to leaks and rumors that may damage SMSC or its discussions with Microchip. Following discussion, the board of directors concluded that it would be in the best interests of SMSC to approach a limited number of companies to confirm such belief and directed management and representatives of Qatalyst Partners to approach the three companies—Company B, Company C and Company D—determined by the board to be the most likely to have an interest in acquiring and the ability to acquire SMSC.  SMSC’s board of directors determined not to contact Company A, because, among other things, Company A previously had indicated to Ms. King that it was only interested in SMSC’s automotive product line and unlikely to be interested in an acquisition of the entire company by itself.

The board of directors also authorized management to indicate to Microchip that SMSC was prepared to move forward with discussions of a potential all-cash transaction between SMSC and Microchip on the basis of Microchip’s $37.00 per share proposal, but directed management not to enter into any exclusivity agreement with Microchip until the three companies described above had been contacted and the board had an opportunity to consider the companies’ level of interest in pursuing a strategic transaction with SMSC.

SMSC’s board of directors also agreed at the March 29 meeting to form a committee (which we refer to in this proxy statement as the “M&A committee”) to facilitate and assist management during the negotiation of a potential strategic transaction with Microchip, while reserving all material decisions relating to such transaction for consideration by the full board of directors of SMSC.  The M&A committee consisted of Steven J. Bilodeau, Andrew M. Caggia and Stephen C. McCluski.

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On March 30, 2012, Ms. King and representatives of Qatalyst Partners contacted the three potential acquirers identified by SMSC’s board of directors to solicit indications of interest.  Two of the potential acquirers responded immediately that they would not be interested in pursuing such a transaction; the third indicated that it was unlikely to be interested but wished to consider the opportunity internally, and indicated on April 2, 2012 that it would not be interested in pursuing the opportunity.

Also on March 30, 2012, Ms. King communicated to Mr. Sanghi by telephone that SMSC’s board of directors was willing to proceed with discussions regarding the potential acquisition of SMSC by Microchip at a price of $37.00 per share of common stock of SMSC.  Mr. Sanghi indicated that Microchip was unwilling to proceed unless SMSC agreed to negotiate exclusively with Microchip for 30 days, with a 10-day extension if necessary.  Following their discussion, Mr. Sanghi sent a draft of an exclusivity agreement (which we refer to in this proxy statement as the “Exclusivity Agreement”) to Ms. King.

On March 31, 2012, the M&A committee met telephonically, during which meeting management, representatives of Cleary Gottlieb and representatives of Qatalyst Partners were present, to discuss the strategic process and to review the draft Exclusivity Agreement.  Following this meeting, Ms. King called Mr. Sanghi to discuss the terms of the proposed exclusivity agreement, including a proposal by SMSC to shorten the duration of the exclusivity period and to provide that the period would expire immediately if Microchip were to reduce its offer below $37.00 per share.  During such call, Mr. Sanghi indicated that Microchip would not be willing to proceed further with its consideration of a transaction with SMSC unless and until SMSC agreed to provide Microchip with exclusivity for the full period requested by it, but that he would consider Ms. King’s request that the exclusivity period expire immediately if Microchip were to lower its price.

On April 2, 2012, SMSC’s board of directors met telephonically, during which meeting management, representatives of Cleary Gottlieb and representatives of Qatalyst Partners were present, to discuss the strategic process.  The board of directors was advised at this meeting of the responses from Company B, Company C and Company D regarding their lack of interest in pursuing a transaction with SMSC at such time.  SMSC’s board of directors also discussed the inquiry by the boutique financial advisor regarding a potential preliminary meeting regarding a potential transaction with Company E.  The board discussed the fact that this approach appeared to be very preliminary in nature, that it had been made by an intermediary and not a principal, and that it was unlikely that any transaction with Company E would present the same level of strategic opportunities as a transaction with Microchip.  Following discussion, the board concluded that, in light of these factors, engaging with the boutique financial advisor or Company E was unlikely to result in a transaction that would be superior to that offered by Microchip. SMSC’s board of directors also determined that SMSC should not risk losing momentum with Microchip to pursue such discussions in light of Microchip’s insistence that SMSC agree to negotiate exclusively with Microchip before proceeding any further.  SMSC’s board of directors then discussed the Exclusivity Agreement and unanimously approved its execution.

Later on April 2, 2012, SMSC and Microchip entered into the Exclusivity Agreement.  The Exclusivity Agreement provided for a 30 day exclusivity period, with a 10-day extension, and would expire immediately if Microchip were to reduce its offer below $37.00 per share.  Following its execution, on April 6, 2012, SMSC made available to Microchip an online data room containing additional due diligence materials regarding SMSC.

On April 5, 2012, Mr. Sennesael received an email from the representative of the boutique financial advisor described above indicating that Company E was pleased with the report of their earlier discussion and was conducting some research into SMSC.  The representative of the boutique financial advisor noted that he should be back to Mr. Sennesael during the next week.

On April 6, 2012, Wilson Sonsini Goodrich & Rosati, P.C. (which we refer to in this proxy statement as “Wilson Sonsini”), outside counsel to Microchip, sent a draft merger agreement to Cleary Gottlieb.

From April 6, 2012 through May 1, 2012, SMSC, together with representatives of Cleary Gottlieb and representatives of Qatalyst Partners, engaged in various negotiations with Microchip and representatives of Wilson Sonsini, to discuss and finalize the terms of the proposed transaction and to negotiate acceptable final transaction documents including, without limitation, provisions relating to the scope of covenants and conditions relating to antitrust clearances, the amount of the termination fee, and the terms under which SMSC would be permitted to respond to certain unsolicited alternative proposals.  During this period, Microchip continued to conduct due diligence with respect to SMSC.

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On April 18, 2012, Mr. Sennesael received an email from the boutique financial advisor described above indicating that the advisor would like to speak to SMSC to update SMSC on feedback the advisor had received from Company E.  In accordance with its obligations under the Exclusivity Agreement, SMSC did not engage in any negotiations with or provide any information to the boutique financial advisor in respect of this communication.

On April 26, 2012, Ms. King received an unsolicited contact from Company A, in which the CEO of Company A asked Ms. King whether she would be interested in a transaction that valued SMSC at a price of $35.00 per share of common stock.  The CEO of Company A did not provide any detail to Ms. King regarding Company A’s financial ability to pursue such a transaction, whether or not it still needed to find a partner to acquire SMSC’s product lines that were not strategic to Company A or the potential timing of its interest or ability to pursue any such transaction.  The CEO of Company A did indicate to Ms. King that he did not wish for Ms. King to discuss his proposal with SMSC’s board of directors at that time. In accordance with the terms of the Exclusivity Agreement, Ms. King did not participate in negotiations with Company A in respect of this unsolicited contact.

Thereafter, on April 26, 2012, the M&A committee met telephonically, during which meeting management and representatives of Cleary Gottlieb and representatives of Qatalyst Partners were present, to discuss the status of negotiations with Microchip and the unsolicited contact from Company A.  The M&A committee discussed Ms. King’s earlier discussions with Company A and representatives of Qatalyst Partners discussed Company A’s ability to finance a potential transaction.  The M&A committee considered that the inquiry from Company A appeared to be preliminary, that it remained unclear what type of transaction Company A was actually interested in pursuing, and that it remained highly uncertain and speculative whether Company A would actually propose and be able to execute a definitive proposal that would provide SMSC’s stockholders with value greater than the $37.00 per share all-cash proposal advanced by Microchip.  Following discussion, the M&A committee determined to recommend to the board of directors that SMSC continue to pursue discussions toward the proposed transaction with Microchip as it provided more certain value to SMSC’s stockholders.  Later on April 26, 2012, in accordance with the terms of the Exclusivity Agreement, Ms. King informed Mr. Sanghi that SMSC had received an unsolicited contact expressing an interest in an acquisition of SMSC from Company A.

On April 27, 2012, SMSC’s board of directors met, during which meeting management, representatives of Cleary Gottlieb and representatives of Qatalyst Partners were present, to discuss the strategic process, the status of negotiations with Microchip, and the unsolicited contact from Company A.  At this meeting, Ms. King updated SMSC’s board of directors with respect to SMSC’s recent performance and confirmed that senior management continued to view the management case as the best estimate of SMSC’s performance over the coming five fiscal years, as it reflected most accurately the competitive and business risks facing SMSC and the likelihood that SMSC would successfully execute its business and R&D plan.  SMSC’s board of directors directed Qatalyst Partners to rely on the management case in preparing any further financial analyses and in making its determination as to the fairness to SMSC’s stockholders of the proposed transaction with Microchip.  At the same meeting, a representative of Cleary Gottlieb updated the board of directors on the status of negotiations of the merger agreement, noting that, as compared to Microchip’s original draft agreement, Microchip had agreed to a “no shop” provision with less onerous notification requirements, a more liberal definition of what would constitute a superior proposal and greater flexibility for SMSC’s board to consider and respond to any competing proposals.  In addition, Microchip had agreed to modify certain terms of the merger agreement to improve the certainty of closing, including changes to the definition of “Material Adverse Effect” and with respect to Microchip’s obligations in connection with the receipt of antitrust approvals.  A representative of Cleary Gottlieb also discussed the insistence by Microchip, as a condition to entering into the merger agreement, that all of SMSC’s directors and certain members of its senior management enter into voting agreements with Microchip and waive their right to require SMSC to establish a trust to support its indemnification obligations under the terms of their existing indemnification agreements.  A representative of Cleary Gottlieb further reviewed with the board a summary of the interests SMSC’s directors, named executive officers and certain other employees would have in the merger that would be in addition to their interests as stockholders of SMSC (refer to the section entitled “The Merger—Interests of SMSC’s Directors and Executive Officers in the Merger” beginning on page 36 of this proxy statement for a summary of these interests).

Also on April 27, 2012, Ms. King provided Mr. Sanghi with updated three-year financial projections reflecting the first three fiscal years under the management case (but excluding the unlevered free cash flows therein) and indicated to Mr. Sanghi that, while SMSC was still committed to trying to achieve the results contemplated by the projections previously provided to Microchip, SMSC’s board of directors had concluded that it would rely on the management case in making its determinations in connection with the proposed transaction with Microchip.

On May 1, 2012, SMSC’s board of directors met to discuss the transaction.  Cleary Gottlieb described to SMSC’s board of directors the terms of the proposed merger agreement with Microchip, including termination fees, antitrust covenants, closing conditions, provisions relating to SMSC’s ability to respond to alternative proposals, employee benefits provisions and other terms and conditions, as well as the terms of the proposed voting agreements.  Cleary Gottlieb also described the terms of the voting agreements, and discussed with the board of directors Microchip’s request that Mr. Bilodeau waive his right to require SMSC to establish a trust to support SMSC’s obligations under the terms of an existing agreement with SMSC.

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Representatives of Qatalyst Partners then reviewed the financial terms of Microchip’s proposal and then delivered to SMSC’s board of directors an oral opinion, which was subsequently confirmed in writing as of May 1, 2012, to the effect that, as of that date and based upon and subject to the factors, qualifications and assumptions set forth therein, the $37.00 cash merger consideration to be paid to the holders of the outstanding shares of common stock of SMSC (other than Microchip and its affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders.  The full text of the written opinion of Qatalyst Partners, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with such opinion, is attached as Annex B to this proxy statement.

After carefully considering the proposed terms of the merger agreement, the voting agreements, the views of management and the various presentations of its legal and financial advisors, and taking into consideration the factors described in the section entitled “—Reasons for the Merger; Recommendation of SMSC’s Board of Directors” beginning on page 29 of this proxy statement, SMSC’s board of directors unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to, and in the best interests of, SMSC and its stockholders, and approved the merger agreement and the transactions contemplated thereby, and recommended that the stockholders of SMSC adopt the merger agreement.

On May 1, 2012, after the trading markets had closed, Mr. Bilodeau agreed with Microchip to waive his right under the terms of an existing agreement with SMSC to require SMSC to establish a trust in connection with the proposed transaction with Microchip.  Later on May 1, 2012, the merger agreement and the voting agreements were entered into.

On May 2, 2012, SMSC and Microchip issued a joint press release announcing that they had entered into the merger agreement.

Reasons for the Merger; Recommendation of SMSC’s Board of Directors

Reasons for the Merger

In reaching its decision to approve, and declare advisable, the merger agreement and resolving that it recommends that SMSC’s stockholders vote for the adoption of the merger agreement, SMSC’s board of directors held numerous meetings, consulted with SMSC’s management and SMSC’s financial and legal advisors, and considered a number of factors, including its knowledge of SMSC’s business, operations, financial condition, earnings and prospects, as well as the risks in achieving those prospects, including uncertainties associated with achieving the management case, and the potential benefits of the merger.

The various factors that the members of SMSC’s board of directors believed supported their decision included, among others:

 Ongoing Business Risk

•
its belief that the merger agreement and the transactions contemplated by the merger agreement were more favorable to SMSC’s stockholders than remaining independent or pursuing other strategic alternatives reasonably available to SMSC and its stockholders;

•	the risk of increased competition in many of SMSC’s product lines, especially from competitors with greater financial, research, development, manufacturing and other resources than SMSC;

•
the risk that SMSC’s performance may not meet market expectations, which could adversely impact SMSC’s trading range, or meet the forecasts set forth in the management case, which, in each case, may be due to a variety of factors, including but not limited to: the level of sales and demand for SMSC’s products; SMSC’s ability to introduce new products in a timely manner; engineering execution; unexpected liabilities, expenses or business interruptions; and the inability to achieve operating growth, margin expansion or a lowering of effective tax rates as contemplated by the management case;

•
its knowledge of the global political and economic situations and their impact on SMSC, including the likely effects of these factors on SMSC’s revenue, profitability, strategic options and its customers and suppliers;

 Value Presented and Deal Terms

•	the fact that the merger consideration consists solely of cash, providing SMSC’s stockholders with certainty of value and liquidity;

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•
recent and historical market prices for SMSC’s common stock, as compared to the financial terms of the merger, including the fact that the merger consideration of $37.00 per share of SMSC’s common stock represented approximately a 40% premium over $26.48, the closing price of SMSC’s shares on the NASDAQ on April 30, 2012, the last trading day before the date on which SMSC’s board of directors approved, and declared advisable, the merger agreement;

•
the fact that SMSC had solicited indications of interest from the three potential strategic acquirers identified by SMSC’s board of directors, based on discussions with management and representatives of Qatalyst Partners, as being the most likely to have an interest in and ability to acquire SMSC and that none of these parties had expressed interest in pursuing a transaction;

•
the risk that delaying negotiations with Microchip to allow the exclusivity period to expire following the inquiry from Company A would have put at risk the certainty provided by Microchip’s proposal and the fact that it remained highly uncertain and speculative whether Company A, which had made an inquiry as to Ms. King’s interest in a transaction that valued SMSC at a price of $35.00 per share of common stock, would actually propose and be able to execute a definitive proposal that would provide SMSC’s stockholders with value greater than the $37.00 per share provided by the Microchip proposal;

•
the fact that the structure of the transaction as a merger would provide a period of time prior to the Special Meeting during which, subject to compliance with the terms and conditions of the merger agreement, SMSC may be permitted to furnish information to and conduct negotiations with third parties that make a bona fide unsolicited acquisition proposal for SMSC (as defined in the section entitled “The Merger Agreement—No Solicitation” beginning on page 54 of this proxy statement);

•
the fact that SMSC is permitted, under certain circumstances described in the merger agreement, to terminate the merger agreement in order to enter into an agreement with respect to a superior proposal (as defined in the section entitled “The Merger Agreement—No Solicitation” beginning on page 54 of this proxy statement) after giving Microchip the opportunity to match the superior proposal and upon payment of a $32.85 million termination fee, representing approximately 3.5% of the equity value of the transaction (refer to the section entitled “The Merger Agreement—Termination Fee” beginning on page 62 of this proxy statement);

•	the belief of SMSC’s board of directors that an acquisition by Microchip has a reasonable likelihood of closing without potential issues under applicable antitrust laws;

•
the fact that the financial and other terms and conditions of the merger agreement and the transactions contemplated thereby, including the absence of a financing condition, were the product of arm’s-length negotiations among the parties and provided reasonable assurances that the merger would ultimately be consummated on a timely basis;

•
the right of the stockholders of SMSC to exercise dissenters’ rights to assure that they receive a fair price for their shares (please refer to the section entitled “Appraisal Rights beginning on page 64 of this proxy statement); and

•
the financial presentation of Qatalyst Partners and its opinion to SMSC’s board of directors, to the effect that, as of that date and based upon and subject to the factors, qualifications and assumptions set forth therein, the $37.00 merger consideration to be received by the holders of the outstanding shares of SMSC’s common stock (other than Microchip and its affiliates) pursuant to the merger agreement was fair, from a financial point of view, to such holders. The full text of the written opinion of Qatalyst Partners, which sets forth the assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B to this proxy statement.  A discussion of the opinion and presentation appears in the section entitled “—Opinion of Qatalyst Partners” beginning on page 31 of this proxy statement.

SMSC’s board of directors also considered a variety of risks and other potentially negative factors concerning the merger agreement, the merger and the other transactions contemplated by the merger agreement, including the following:

 Risk of Not Closing

•	the need to obtain stockholder and regulatory approvals to complete the merger, and the likelihood that such approvals will be obtained;

•	the risks and costs to SMSC if the merger does not close, including the diversion of management and employee attention, potential employee attrition and the potential effect on business relationships;

 Business Opportunity Costs

•
the fact that the all-cash price, while providing relative certainty of value, would not allow SMSC’s stockholders to have any ongoing equity participation in the surviving corporation following the consummation of the merger, meaning that SMSC’s stockholders will cease to participate in SMSC’s future earnings or growth, and will not benefit from any potential further appreciation of Microchip’s stock after the consummation of the merger;

•	the fact that the receipt of the merger consideration in exchange for shares of SMSC’s common stock pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes;

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•
the fact that, although SMSC will continue to exercise, consistent with the terms and conditions of the merger agreement, control and supervision over its operations prior to the effective time of the merger, there are restrictions on the conduct of SMSC’s business prior to the consummation of the merger, requiring SMSC to conduct its business only in the ordinary course, subject to specific limitations, which may delay or prevent SMSC from undertaking business opportunities that may arise during the term of the merger agreement, whether or not the merger is consummated;

•	the potential negative impact on certain customer relationship and uncertainties surrounding those relationships;

 Acquisition Opportunity Costs

•
the fact that, due to the insistence of Microchip that its proposal be kept strictly confidential, as well as the factors discussed above in the section entitled “—Value Presented and Deal Terms” beginning on page 29 of this proxy statement, SMSC entered into the merger agreement with a limited pre-signing market check, although the merger agreement permits SMSC, subject to compliance with the terms and conditions of the merger agreement, to respond to unsolicited acquisition proposals that could reasonably be expected to result in a superior proposal;

•
the restrictions on SMSC’s ability to solicit or engage in discussions or negotiations regarding alternative business combination transactions, which could represent substantial lost opportunities to SMSC, subject to specified exceptions, and the requirement that SMSC pay the termination fee of $32.85 million to accept a superior proposal, which may discourage a competing proposal to acquire SMSC that may be more advantageous to SMSC’s stockholders;

•
the structure of the merger and the terms of the merger agreement, including the merger agreement’s non-solicitation and stockholder approval covenants, and provision for SMSC’s payment of a termination fee of $32.85 million to Microchip in the case of certain events, which SMSC’s board of directors understood, while potentially having the effect of discouraging third parties from proposing a competing business transaction after the merger agreement was signed, were conditions to Microchip’s willingness to enter into the merger agreement, and understood, based on the advice of its advisors, was consistent with the fee payable in similar transactions and was not so large as to likely prevent a prospective bidder from making a bid; and

 Interests in the Transaction

•
the fact that some of SMSC’s directors and executive officers have other interests in the merger that are in addition to their interests as stockholders of SMSC, including the manner in which they would be affected by the merger (please refer to the section entitled “—Interests of SMSC’s Directors and Executive Officers in the Merger” beginning on page 36 of this proxy statement).

The foregoing discussion of the factors considered by SMSC’s board of directors is not intended to be exhaustive, but we believe that it includes the material factors considered by SMSC’s board of directors.  In view of the wide variety of factors considered by SMSC’s board of directors in connection with its evaluation of the merger and the complexity of these matters, SMSC’s board of directors did not quantify, rank or otherwise assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. SMSC’s board of directors considered all these factors as a whole, including discussions with, and questioning of, SMSC’s management and its financial and legal advisors, and overall considered the factors to be favorable to, and to support, its determination.

Recommendation of SMSC’s Board of Directors

For the reasons set forth above, SMSC’s board of directors unanimously determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and fair to, and in the best interests of, SMSC and its stockholders, and unanimously approved the merger agreement and the transactions contemplated thereby. Accordingly, SMSC’s board of directors unanimously recommends that the stockholders of SMSC vote “FOR” the adoption of the merger agreement.

Opinion of Qatalyst Partners

We retained Qatalyst Partners to act as financial advisor to SMSC’s board of directors in connection with a potential transaction such as the merger and to evaluate whether the consideration to be received by the holders of our common stock (other than Microchip or any affiliate of Microchip) pursuant to the merger agreement was fair, from a financial point of view, to such holders.  We selected Qatalyst Partners to act as our financial advisor based on Qatalyst Partners’ expertise in the semiconductor industry, reputation, recent track record and familiarity with SMSC and to members of its board of directors.  Qatalyst Partners has provided its written consent to the reproduction of Qatalyst Partners’ opinion in this proxy statement.  At the meeting of SMSC’s board of directors on May 1, 2012, Qatalyst Partners rendered its oral opinion, which was subsequently confirmed in writing on May 1, 2012, that, as of such date and based upon and subject to the considerations, limitations and other matters set forth therein, the $37.00 per share cash consideration to be received by the holders of SMSC common stock (other than Microchip or any affiliate of Microchip) pursuant to the merger agreement was fair, from a financial point of view, to such holders.

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The full text of Qatalyst Partners’ written opinion, dated May 1, 2012, to SMSC’s board of directors is attached hereto as Annex B and is incorporated into this proxy statement by reference.  The opinion sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations and qualifications of the review undertaken by Qatalyst Partners in rendering its opinion.  You should read the opinion carefully in its entirety.  Qatalyst Partners’ opinion was provided to the SMSC board of directors and only addresses, as of the date of the opinion, the fairness, from a financial point of view, of the $37.00 per share cash consideration to be received by the holders of SMSC common stock (other than Microchip or any affiliate of Microchip) pursuant to the merger agreement, and does not address any other aspect of the merger.  It does not constitute a recommendation as to how any stockholder should vote with respect to the merger or any other matter and does not in any manner address the price at which SMSC common stock will trade at any time.  The summary of Qatalyst Partners’ opinion set forth herein is qualified in its entirety by reference to the full text of the opinion.

In arriving at its opinion, Qatalyst Partners reviewed the merger agreement, certain related documents and schedules, and certain publicly available financial statements and other business and financial information of SMSC.  Qatalyst Partners also reviewed certain financial projections and operating data prepared by the management of SMSC and included in the management case and certain publicly available research reports.  Additionally, Qatalyst Partners discussed the past and current operations and financial condition and the prospects of SMSC with senior executives of SMSC.  Qatalyst Partners also reviewed the historical market prices and trading activity for SMSC common stock and compared the financial performance of SMSC and the prices and trading activity of SMSC common stock with that of certain other selected publicly-traded companies and their securities.  In addition, Qatalyst Partners reviewed the financial terms, to the extent publicly available, of selected acquisition transactions and performed such other analyses, reviewed such other information and considered such other factors as Qatalyst Partners deemed appropriate.

In arriving at its opinion, Qatalyst Partners assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to, or discussed with, Qatalyst Partners by SMSC.  With respect to the management case, Qatalyst Partners was advised by the management of SMSC, and Qatalyst Partners assumed, that the management case had been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of SMSC of the future financial performance of SMSC and other matters covered thereby.  Qatalyst Partners assumed that the merger will be consummated in accordance with the terms set forth in the merger agreement, without any modification, waiver or delay.  In addition, Qatalyst Partners assumed that in connection with the receipt of all the necessary approvals of the merger, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on SMSC.  Qatalyst Partners did not make any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of SMSC, nor was Qatalyst Partners furnished with any such evaluation or appraisal.  In addition, Qatalyst Partners relied, without independent verification, upon the assessment of the management of SMSC as to the existing and future technology and products of SMSC and the risks associated with such technology and products.  Qatalyst Partners’ opinion was approved by Qatalyst Partners’ opinion committee in accordance with its customary practice.

Qatalyst Partners’ opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, the date of the opinion.  Events occurring after the date of the opinion may affect Qatalyst Partners’ opinion and the assumptions used in preparing it, and Qatalyst Partners has not assumed any obligation to update, revise or reaffirm its opinion.  Qatalyst Partners’ opinion does not address the underlying business decision of SMSC to engage in the merger, or the relative merits of the merger as compared to any strategic alternatives that may be available to SMSC.  Qatalyst Partners’ opinion is limited to the fairness, from a financial point of view, of the $37.00 per share cash consideration to be received by the holders of our common stock (other than Microchip or any affiliate of Microchip) pursuant to the merger agreement, and Qatalyst Partners expressed no opinion with respect to the fairness of the amount or nature of the compensation to any of SMSC’s officers, directors or employees, or any class of such persons, relative to such consideration.

The following is a summary of the material financial analyses undertaken by Qatalyst Partners in connection with its opinion dated May 1, 2012.  The analyses and factors described below must be considered as a whole; considering any portion of such analyses or factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Qatalyst Partners’ opinion.  For purposes of its analyses, Qatalyst Partners utilized both the consensus of third-party research analysts’ projections (which we refer to in this proxy statement as the “Analyst Projections”) and the management case.  Some of the summaries of the financial analyses include information presented in tabular format.  The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Qatalyst Partners, the tables must be read together with the full text of each summary.  Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Qatalyst Partners’ financial analyses.

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Illustrative Discounted Cash Flow Analysis

Qatalyst Partners performed an illustrative discounted cash flow analysis (DCF), which is designed to imply a potential, present value of SMSC by adding the net present value of the estimated future unlevered free cash flows, based on the management case, to the net present value of a corresponding terminal value of SMSC.  Qatalyst Partners’ analysis included the unlevered free cash flows of SMSC for fiscal 2013 through for fiscal 2017, and calculated the terminal value at the end of fiscal 2017 by applying a range of multiples from 11.0x to 16.0x to SMSC’s fiscal 2018 net operating profit after tax (NOPAT) (refer to the section entitled “The Merger—Selected Unaudited Prospective Financial Information” beginning on page 42 of this proxy statement for a listing of the unlevered free cash flows and NOPATs of SMSC for fiscal 2013 through fiscal 2018).  Qatalyst Partners determined the range of multiples used based on the observed multiples of NOPAT for SMSC and the selected companies analyzed (refer to the section entitled “—Selected Companies Analysis” beginning on page 33 of this proxy statement for a listing of companies).  These values were discounted to present values using a discount rate ranging from 8.5% to 14.5% based upon SMSC’s estimated weighted average cost of capital, reflecting Qatalyst Partners’ judgment of an illustrative range derived by utilizing a weighted average cost of capital analysis based on certain financial metrics for SMSC and certain selected companies.  Qatalyst Partners then applied a dilution factor of 19% to reflect the dilution to current stockholders due to the effect of future equity compensation grants projected by SMSC’s management.  Based on the calculations set forth above, this analysis implied a range of values for SMSC’s common stock of approximately $33.87 to $50.98 per share.

Selected Companies Analysis

Qatalyst Partners compared selected financial information and public market multiples for SMSC with publicly available information and public market multiples for selected companies.  The companies used in this comparison included those companies listed below and were selected because they are publicly traded companies in SMSC’s industry.

Large to Mid-Cap Semiconductor Companies:

•   NXP Semiconductors N.V.

•   ON Semiconductor Corp.

•   Cypress Semiconductor Corporation

•   Microsemi Corporation

•   Cirrus Logic, Inc.

•   Semtech Corporation

•   Silicon Laboratories Inc.

•   Dialog Semiconductor plc

•   Intersil Corp.

•   Power Integrations, Inc.

Small-Cap Semiconductor Companies:

•   Integrated Device Technology, Inc.

•   Volterra Semiconductor Corporation

•   Monolithic Power Systems, Inc.

•   Micrel, Incorporated

•   Silicon Image, Inc.

•   O2Micro International Limited

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Based upon research analyst consensus estimates for calendar year 2012, and using the closing prices as of April 30, 2012 for shares of the selected companies, Qatalyst Partners calculated, among other things, the implied fully diluted enterprise value divided by the estimated consensus revenue for calendar year 2012 (which we refer to in this proxy statement as the “CY12E Revenue Multiple”).  The mean CY12E Revenue Multiples among the selected companies analyzed was 2.4x for the large to mid-cap semiconductor companies and 2.0x for the small-cap semiconductor companies, and the CY12E Revenue Multiple for SMSC based on the Analyst Projections was 1.2x.

Based on an analysis of the CY12E Revenue Multiple for each of the selected companies, Qatalyst Partners selected a representative range of 1.0x to 2.0x and applied this range to SMSC’s estimated calendar year 2012 revenue.  Based on SMSC’s fully-diluted shares (using the treasury stock method), including common stock, restricted stock awards, RSUs, SARs and stock options as provided by management of SMSC for the period ended February 29, 2012, this analysis implied a range of values for SMSC’s common stock of approximately $24.35 to $39.14 per share based on the management case and approximately $24.10 to $38.71 per share based on the Analyst Projections.

Based upon research analyst consensus estimates for calendar year 2012, and using the closing prices as of April 30, 2012 for shares of the selected companies, Qatalyst Partners calculated, among other things, the closing stock price divided by the estimated consensus earnings per share for calendar year 2012 (which we refer to in this proxy statement as the “CY12E P/E Multiple”) for each of the selected companies.  The mean CY12E P/E Multiple among the selected companies analyzed was 17.1x for the large to mid-cap semiconductor companies and 28.1x for the small-cap semiconductor companies.  The CY12E P/E Multiple for SMSC based on the Analyst Projections (and after adjusting for a normalized tax rate provided by the Company’s management of 28%) was 18.4x.

Based on an analysis of the CY12E P/E Multiple for the selected companies, Qatalyst Partners selected a representative range of 15.0x to 25.0x and applied this range to SMSC’s normalized estimated calendar year 2012 earnings per share assuming a 28% tax rate.  Based on the calculations set forth above, this analysis implied a range of values for SMSC common stock of approximately $25.62 to $42.70 per share based on the management case and approximately $21.62 to $36.03 per share based on the Analyst Projections.

No company included in the selected companies analysis is identical to SMSC.  In evaluating the selected companies, Qatalyst Partners made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters.  Many of these matters are beyond the control of SMSC, such as the impact of competition on the business of SMSC or the industry in general, industry growth and the absence of any material adverse change in the financial condition and prospects of SMSC or the industry or in the financial markets in general, which could affect the public trading value of the companies.  Mathematical analysis, such as determining the arithmetic mean, is not in itself a meaningful method of using selected company data.

Selected Transactions Analysis

Qatalyst Partners compared 27 selected transactions involving companies in the semiconductor industry announced between July 2006 and April 2012.  These transactions are listed below:

Announcement Date	Target	Acquiror
April 30, 2012	PLX Technology, Inc.	IDT Corporation
January 23, 2012	Gennum Corporation	Semtech Corporation
November 30, 2011	Advanced Analogic Technologies Incorporated	Skyworks Solutions Inc.
September 22, 2011	Zarlink Semiconductor Inc.	Microsemi Corporation
September 12, 2011	NetLogic Microsystems, Inc.	Broadcom Corporation
June 17, 2011	Zoran Corporation	CSR plc
April 4, 2011	National Semiconductor Corporation	Texas Instruments Incorporated
February 23, 2011	Conexant Systems, Inc.	Golden Gate Capital LP
January 5, 2011	Atheros Communications, Inc.	Qualcomm, Inc.
October 4, 2010	Actel Corporation	Microsemi Corporation
September 8, 2010	Microtune, Inc.	Zoran Corporation
April 12, 2010	Teridian Semiconductor Corp.	Maxim Integrated Products Inc.
March 22, 2010	Techwell, Inc.	Intersil Corp
March 11, 2010	TrendChip Technologies Corp.	Ralink Technology Corp.

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December 14, 2009	California Micro Devices Corporation	ON Semiconductor Corp.
November 18, 2009	Sierra Monolithics, Inc.	Semtech Corporation
September 8, 2009	Intellon Corporation	Atheros Communications, Inc.
April 30, 2009	Tundra Semiconductor Corporation	Integrated Device Technology, Inc.
July 17, 2008	Catalyst Semiconductor, Inc.	ON Semiconductor Corp.
December 13, 2007	AMIS Holdings, Inc.	ON Semiconductor Corp.
November 8, 2007	Analog Devices, Inc. (PC Thermal Monitoring Business)	ON Semiconductor Corp.
August 13, 2007	Sirenza Microdevices, Inc.	RF Micro Devices, Inc.
May 8, 2007	Sipex Corporation	Exar Corporation
December 4, 2006	Agere Systems Inc.	LSI Logic Corporation
October 24, 2006	PowerDsine Limited	Microsemi Corporation
September 15, 2006	Freescale Semiconductor, Inc.	Investor Group
July 23, 2006	ATI Technologies Inc.	Advanced Micro Devices, Inc.

For each of the transactions listed above, Qatalyst Partners reviewed, among other things, the implied fully diluted enterprise value of the target company as a multiple of next twelve months estimated revenue of the target company as reflected in Wall Street analyst research, certain publicly available financial statements and press releases (which we refer to in this proxy statement as the “NTM Revenue Multiple”).  The mean NTM Revenue Multiple for the selected transactions analyzed was 2.6x.  Based on the analysis of such metrics for the transactions noted above and its professional judgment as to the transactions most similar to the merger, Qatalyst Partners selected a representative range of 1.5x to 3.0x and applied this range of multiples to SMSC’s next twelve months estimated revenue reflected in the Analyst Projections.  Based on the calculations set forth above and SMSC’s fully-diluted shares (using the treasury stock method), including common stock, restricted stock awards, RSUs, SARs, and stock options as provided by management of SMSC for the period ended February 29, 2012, this analysis implied a range of values for SMSC’s common stock of approximately $32.68 to $54.56 per share.

For each of the transactions listed above, Qatalyst Partners also reviewed, among other things, the price paid per share of the target company as a multiple of the estimated consensus earnings per share for the next twelve months for each of the selected target companies (which we refer to in this proxy statement as the “NTM P/E Multiple”).  The mean NTM P/E Multiple for the selected transactions analyzed was 24.5x.  Based on the analysis of such metrics for the transactions noted above and its professional judgment as to the transactions most similar to the merger, Qatalyst Partners selected a representative range of 20.0x to 26.0x and applied this range of multiples to SMSC’s next twelve months earnings per share reflected in the Analyst Projections.  Based on the calculations set forth above and SMSC’s fully-diluted shares (using the treasury stock method), including common stock, restricted stock awards, RSUs, SARs, and stock options as provided by management of SMSC for the period ended February 29, 2012 this analysis implied a range of values for SMSC’s common stock of approximately $33.44 to $43.47 per share.

No company or transaction included in the selected transactions analysis is identical to SMSC or the merger.  In evaluating the selected transactions, Qatalyst Partners made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters.  Many of these matters are beyond the control of SMSC, such as the impact of competition on the business of SMSC or the industry in general, industry growth and the absence of any material adverse change in the financial condition and prospects of SMSC or the industry or in the financial markets in general, which could affect the public trading value of the companies and the aggregate value of the transactions to which they are being compared.  Because of the unique circumstances of each of these transactions and the merger, Qatalyst Partners cautioned against placing undue reliance on this information. Mathematical analysis, such as determining the arithmetic mean, is not in itself a meaningful method of using selected transaction data.

Miscellaneous

In connection with the review of the merger by SMSC’s board of directors, Qatalyst Partners performed a variety of financial and comparative analyses for purposes of rendering its opinion.  The preparation of a financial opinion is a complex process and is not necessarily amenable to a partial analysis or summary description.  In arriving at its opinion, Qatalyst Partners considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor it considered.  Qatalyst Partners believes that selecting any portion of its analyses, without considering all analyses as a whole, could create a misleading or incomplete view of the process underlying its analyses and opinion.  In addition, Qatalyst Partners may have given various analyses and factors more or less weight than other analyses and factors, and may have deemed various assumptions more or less probable than other assumptions.  As a result, the ranges of valuations resulting from any particular analysis described above should not be taken to be Qatalyst Partners’ view of the actual value of SMSC.  In performing its analyses, Qatalyst Partners made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of SMSC.  Any estimates contained in Qatalyst Partners’ analyses are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by such estimates.

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Qatalyst Partners conducted the analyses described above solely as part of its analysis of the fairness, from a financial point of view, of the $37.00 per share cash consideration to be received by the holders of SMSC common stock (other than Microchip or any affiliate of Microchip) pursuant to the merger agreement, and in connection with the delivery of its opinion to SMSC’s board of directors.  These analyses do not purport to be appraisals or to reflect the price at which SMSC’s common stock might actually trade.

Qatalyst Partners’ opinion and its presentation to SMSC’s board of directors was one of many factors considered by SMSC’s board of directors in deciding to approve the merger agreement.  Consequently, the analyses as described above should not be viewed as determinative of the opinion of SMSC’s board of directors with respect to the consideration to be received by SMSC’s stockholders pursuant to the merger or of whether SMSC’s board of directors would have been willing to agree to a different consideration.  The consideration was determined through arm’s-length negotiations between SMSC and Microchip and was approved by SMSC’s board of directors.  Qatalyst Partners provided advice to SMSC during these negotiations.  Qatalyst Partners did not, however, recommend any specific consideration to SMSC or that any specific consideration constituted the only appropriate consideration for the merger.

Qatalyst Partners provides investment banking and other services to a wide range of corporations, domestically and offshore, from which conflicting interests or duties may arise.  In the ordinary course of these activities, affiliates of Qatalyst Partners may at any time hold long or short positions, and may trade or otherwise effect transactions in debt or equity securities or loans of SMSC, Microchip or certain of their respective affiliates.  During the two year period prior to the date of Qatalyst Partners’ opinion, no material relationship existed between Qatalyst Partners or any of its affiliates and SMSC or Microchip or any of their respective affiliates pursuant to which compensation was received by Qatalyst Partners or its affiliates.  However, Qatalyst Partners or its affiliates may in the future provide investment banking and other financial services to SMSC and Microchip and their respective affiliates for which it would expect to receive compensation.

Under the terms of its engagement letter, Qatalyst Partners provided SMSC with financial advisory services in connection with the merger for which it will be paid approximately $14 million; $2 million of which was payable upon delivery of its opinion, and substantially all of the remaining portion of which will be paid upon, and subject to, consummation of the merger.  SMSC has also agreed to reimburse Qatalyst Partners for its expenses incurred in performing its services.  SMSC has also agreed to indemnify Qatalyst Partners and its affiliates, their respective members, directors, officers, partners, agents and employees and any person controlling Qatalyst Partners or any of its affiliates against certain liabilities, including liabilities under the federal securities law, and expenses related to or arising out of Qatalyst Partners’ engagement.

Interests of SMSC’s Directors and Executive Officers in the Merger

In considering the recommendation of SMSC’s board of directors that you vote to adopt the merger agreement, you should be aware that aside from their interests as SMSC stockholders, SMSC’s directors and executive officers have interests in the merger that are different from, or in addition to, those of other SMSC stockholders generally. The members of SMSC’s board of directors were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement and the merger, and in recommending to SMSC’s stockholders that they adopt the merger agreement. Refer to the section entitled “—Background of the Merger” beginning on page 23 of this proxy statement, and the section entitled “—Reasons for the Merger; Recommendation of SMSC’s Board of Directors” beginning on page 29 of this proxy statement.  SMSC’s stockholders should take these interests into account in deciding whether to vote “FOR” the adoption of the merger agreement. These interests are described in more detail below, and certain of them are quantified in the narrative and the table below.

Treatment of Equity Incentive Awards Held by Non-Employee Directors

The merger agreement generally provides for vested equity incentive awards to be cashed out and for unvested equity incentive awards to be assumed by Microchip and remain subject to substantially the same terms and conditions, except that assumed SARs will become stock-settled.  For a complete description of the treatment of SMSC equity incentive awards, refer to the section entitled “The Merger Agreement—Treatment of Stock Appreciation Rights, Options, Restricted Stock and Restricted Stock Units” beginning on page 49 of this proxy statement.

Director Stock Options.  All stock options held by SMSC’s non-employee directors are either currently vested or were granted under the LTIP.  Pursuant to the terms of the LTIP, unvested options granted thereunder to non-employee directors will vest upon the consummation of the merger.  Each vested option will be converted into the right to receive cash in the amount equal to the excess, if any, of (a) the per share merger consideration over (b) the per share exercise price of such option.

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The table below provides information as of May 1, 2012 for each of SMSC’s non-employee directors who currently hold options to purchase SMSC common stock: (i) the aggregate number of shares of SMSC common stock subject to vested stock options; (ii) the value of such vested stock options on a pre-tax basis, calculated by multiplying (a) the excess, if any, of the per share merger consideration over the respective per share exercise prices of those stock options by (b) the number of shares of SMSC common stock subject to those stock options; (iii) the aggregate number of unvested stock options that will vest on the consummation of the merger as described above; (iv) the value of those unvested stock options on a pre-tax basis, calculated by multiplying (a) the excess, if any, of the per share merger consideration over the respective per share exercise prices of those stock options by (b) the number of shares of SMSC common stock subject to those stock options; (v) the aggregate number of shares of SMSC common stock subject to vested stock options and unvested stock options that will vest on the consummation of the merger; and (vi) the aggregate value of all such vested and unvested stock options on a pre-tax basis, calculated by multiplying (a) the excess, if any, of the per share merger consideration over the respective per share exercise prices of those stock options by (b) the number of shares of SMSC common stock subject to those stock options. The information in the table assumes that all currently outstanding options will remain outstanding immediately prior to the consummation of the merger. In addition, some or all of the options described below as vesting as a result of the merger may vest prior to the consummation of the merger in the ordinary course pursuant to their existing terms.  Furthermore, the figures in the table below do not take into account any additional options that may be granted in the ordinary course pursuant to the existing terms of SMSC’s compensation plans between May 1, 2012 and the date of the consummation of the merger.

	Vested Options		Options that Will Vest as a Result of the Merger		Totals
Name	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)
Steven J. Bilodeau	21,000	260,400	14,000	178,570	35,000	438,970
Andrew M. Caggia	21,000	260,400	14,000	178,570	35,000	438,970
Timothy P. Craig	38,907	565,472	14,000	178,570	52,907	744,042
Peter F. Dicks	74,750	1,109,053	14,000	178,570	88,750	1,287,623
James A. Donahue	61,907	956,932	14,000	178,570	75,907	1,135,502
Dr. Ivan T. Frisch	52,000	704,728	14,000	178,570	66,000	883,298
Dr. Kenneth Kin	0	0	7,000	84,175	7,000	84,175
Stephen C. McCluski	0	0	14,000	178,570	14,000	178,570

Director SARs.  All SARs held by SMSC’s non-employee directors (other than Mr. Bilodeau) are currently vested.  Unvested SARs held by Mr. Bilodeau will vest upon the consummation of the merger pursuant to the terms of Mr. Bilodeau’s Transition Agreement with SMSC, dated as of June 3, 2008 (which we refer to in this proxy statement as the “Transition Agreement”).  Each vested SAR will be converted into the right to receive cash in the amount equal to the excess, if any, of (a) the per share merger consideration over (b) the per share exercise price of such SAR.

The table below provides information as of May 1, 2012 for each of SMSC’s non-employee directors who currently hold SARs in respect of SMSC common stock: (i) the aggregate number of shares of SMSC common stock subject to vested SARs; (ii) the value of such vested SARs on a pre-tax basis, calculated by multiplying (a) the excess, if any, of the per share merger consideration over the respective per share exercise prices of those SARs by (b) the number of shares of SMSC common stock subject to those SARs; (iii) the aggregate number of unvested SARs that will vest on the consummation of the merger as described above; (iv) the value of those unvested SARs on a pre-tax basis, calculated by multiplying (a) the excess, if any, of the per share merger consideration over the respective per share exercise prices of those SARs by (b) the number of shares of SMSC common stock subject to those SARs; (v) the aggregate number of shares of SMSC common stock subject to vested SARs and unvested SARs that will vest on the consummation of the merger; and (vi) the aggregate value of all such vested and unvested SARs on a pre-tax basis, calculated by multiplying (a) the excess, if any, of the per share merger consideration over the respective per share exercise prices of those SARs by (b) the number of shares of SMSC common stock subject to those SARs. The information in the table assumes that all currently outstanding SARs will remain outstanding immediately prior to the consummation of the merger. In addition, some or all of the SARs described below as vesting as a result of the merger may vest prior to the consummation of the merger in the ordinary course pursuant to their existing terms.

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	Vested SARs		SARs that Will Vest as a Result of the Merger		Totals
Name	Shares	Value ($)	Shares	Value ($)	Shares	Value ($)
Steven J. Bilodeau	698,000	5,764,470	37,500	622,250	735,500	6,386,720
Andrew M. Caggia	74,000	1,008,465	0	0	74,000	1,008,465
Timothy P. Craig	42,000	336,840	0	0	42,000	336,840
Peter F. Dicks	49,000	484,890	0	0	49,000	484,890
James A. Donahue	49,000	484,890	0	0	49,000	484,890
Dr. Ivan T. Frisch	49,000	484,890	0	0	49,000	484,890
Dr. Kenneth Kin	42,000	945,840	0	0	42,000	945,840
Stephen C. McCluski	42,000	393,960	0	0	42,000	393,960

Director Deferred Fees.  Pursuant to the terms of SMSC’s Plan for Deferred Compensation in Common Stock for Outside Directors, all director fees deferred by SMSC’s non-employee directors will become immediately due and payable in shares of SMSC’s common stock upon the consummation of the merger.  Each of these shares will be treated in the same manner as outstanding shares of SMSC’s common stock and will receive the per share merger consideration.

The table below provides, as of May 1, 2012, for each of SMSC’s non-employee directors who currently hold phantom share units in respect of SMSC common stock, the aggregate number of such phantom share units and the value such phantom share units will receive pursuant to the Merger Agreement.

Name	Number of Phantom Share Units	Value of Phantom Share Units ($)
Steven J. Bilodeau	5,522	204,314
Andrew M. Caggia	2,318	85,766
Timothy P. Craig	8,967	331,779
Peter F. Dicks	14,831	548,747
James A. Donahue	19,157	708,809
Dr. Ivan T. Frisch	17,062	631,294
Dr. Kenneth Kin	3,022	111,814
Stephen C. McCluski	4,694	173,678

Transition Agreement with Steven Bilodeau. Under the Transition Agreement, upon the occurrence of the merger, in addition to the accelerated vesting of outstanding SARs described above, Mr. Bilodeau would be entitled to have assets sufficient to pay the health continuation and SERP benefits to which he is entitled set aside in a rabbi trust.  However, Mr. Bilodeau and Microchip have agreed that Mr. Bilodeau will waive the right to this rabbi trust funding in connection with the merger.

Arrangements with SMSC’s Executive Officers

Employment Agreement with Christine King.  Under SMSC’s employment agreement with Christine King, our President and Chief Executive Officer, in the event that Ms. King’s employment is terminated without cause or by Ms. King for good reason (both as defined in her employment agreement) within the one-year period immediately following the consummation of the merger, Ms. King is entitled to the following compensation and benefits, subject to her execution of a release of claims in favor of the surviving corporation and its affiliates (other than with respect to the items listed below in the section entitled “Accrued Benefits”):

•
Accrued Benefits.  Any earned but unpaid base salary through the date of termination (including any accrued but unused vacation) and any unreimbursed business expenses properly incurred prior to the date of termination.

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•
Severance Payment.  A lump sum amount payable within 30 days following the date of termination (subject to any payment delay that is required under Section 409A of the Code) equal to the sum of (a) two times Ms. King’s base salary as in effect immediately prior to the date of termination and (b) two times an amount equal to 150% of such base salary.

•	Equity Incentive Award Acceleration. All unvested equity awards held by Ms. King become vested.

•
Welfare Benefits Continuation.  Ms. King would receive family group health insurance equivalent to that provided as of the date of such termination (excluding group life and group disability plans) for a period of 24 months following the date of termination.

•
Cutback for Section 280G Excise Taxes.  Payments to Ms. King under her employment agreement in the event of a change of control are capped to eliminate any applicable excise tax under Section 280G of the Code.

Executive Severance Plan.  Under SMSC’s Executive Severance Plan, in the event that the employment of an executive officer (other than Ms. King and Mr. Coller) (i) is terminated without cause, as defined in SMSC’s Executive Severance Plan, (ii) terminates as a result of his or her retirement, as defined in SMSC’s Executive Severance Plan, or disability, or (iii) is terminated by the executive as a result of a material reduction in base salary or target incentive compensation, a material diminution in authority, duties or responsibilities, or a required relocation (without the executive’s consent) of more than 50 miles (each such event described in clause (iii) is referred to in this proxy statement as “good reason”) during the twelve-month period immediately following the consummation of the merger, the executive officer is entitled to the compensation and benefits described below, subject to execution of a release of claims in favor of the surviving corporation and its affiliates.

•
Severance Payment.  A lump sum amount payable within 30 days following the date of termination (subject to any payment delay that is required under Section 409A of the Code) equal to (i) in the case of Messrs. Sennesael, Siegel and Wendelken, the sum of (a) the executive officer’s base salary and (b) the executive officer’s target bonus amount in either case applicable to the fiscal year in which he was terminated or (ii) in the case of Mr. Steinle, six months of his base salary.

•
Equity Incentive Award Acceleration.  All then-unvested equity incentive awards held by the executive officer immediately vest as of the date of termination of employment (other than in the case of Mr. Steinle, who would not receive any accelerated vesting of equity incentive awards).

•
Welfare Benefits Continuation.  The surviving corporation would pay 100% of the cost of any continuation health coverage if elected under COBRA by the executive officer and any qualified beneficiaries for one year following the date of termination.

•	Cutback for Section 280G Excise Taxes. Payments to the executive officers under the Executive Severance Plan are capped to eliminate any applicable excise tax under Section 280G of the Code.

Although Mr. Coller is not a participant in the Executive Severance Plan, he is entitled to receive severance benefits identical to those described above for the other named executive officers (other than Ms. King) pursuant to his localization agreement with SMSC.

SERP. Under the SERP, participants who are employees of SMSC as of the merger will become 100% vested in their benefits thereunder, although the payment commencement date of such benefits previously selected by each participant is not accelerated.  Mr. Siegel is the only executive officer who participates in the SERP.

Stub Bonus.  Immediately prior to the merger, SMSC will pay a prorated stub bonus to participants (including the executive officers) in its Management Incentive Plan, Selected Officer Management Incentive Plan, Employee Incentive Plan and Sales Incentive Plan based on SMSC’s reasonable estimate of the extent to which it projects that the performance targets otherwise applicable to such bonus would have been achieved, subject to and otherwise determined in accordance with the terms of the merger agreement.

Relocation Benefits. Messrs. David Coller, our Senior Vice President of Global Operations, and Kris Sennesael, our Senior Vice President and Chief Financial Officer, previously received relocation payments in connection with their commencement of employment with SMSC.  These payments were subject to repayment obligations in the event that the executive voluntarily terminated employment with SMSC prior to the fourth anniversary of employment.  However, in the event that the executive’s employment is terminated by SMSC without cause or by the executive for good reason, including following the merger, this repayment obligation would be waived.  In addition, if Mr. Coller’s employment is terminated by SMSC without cause or by Mr. Coller for good reason, Mr. Coller is entitled to enhanced benefits relating to travel and shipping arrangements as compared to those benefits to which he would be entitled upon a voluntary termination of employment.

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Quantification of Payments.  For an estimate of the amounts that would be payable to each of SMSC’s named executive officers in connection with the merger and a qualifying termination thereafter, refer to the section entitled “—Quantification of Payments and Benefits to SMSC’s Named Executive Officers” below.

Indemnification Insurance.  Pursuant to the terms of the merger agreement, SMSC’s directors and executive officers will be entitled to certain ongoing indemnification and coverage under directors’ and officers’ liability insurance policies from the surviving corporation.  Such indemnification is further described in the section entitled “The Merger Agreement—Indemnification and Insurance” beginning on page 57 of this proxy statement.

New Management Arrangements.  As of the date of this proxy statement, neither SMSC nor Microchip has entered into any employment agreements with SMSC’s management in connection with the merger, and SMSC has not amended any existing employment agreements with the executive officers.

Prior to the effective time of the merger, Microchip or its affiliates may initiate negotiations of agreements, arrangements and understandings with certain executive officers of SMSC regarding compensation and benefits, and may enter into definitive agreements regarding employment with, or the right to participate in the equity of, the surviving corporation or Microchip, in each case, on a going-forward basis following the completion of the merger.

Quantification of Payments and Benefits to SMSC’s Named Executive Officers.  The following table sets forth the amount of payments and benefits that each named executive officer of SMSC would receive in connection with the merger, assuming the consummation of the merger occurred on August 1, 2012, and the employment of the named executive officer was terminated on such date by the surviving corporation without cause or by the named executive officer for good reason.  The payments and benefits are subject to an advisory vote of SMSC’s stockholders, as described in the section entitled “—Advisory Vote on Golden Parachute Compensation” beginning on page 42 of this proxy statement.  For additional details regarding the terms of the payments described below, refer to the section entitled “—Interests of SMSC’s Directors and Executive Officers in the Merger” beginning on page 36 of this proxy statement.

SMSC Golden Parachute Compensation

Named Executive Officers	Severance ($)(1) (a)	Stub Bonus ($)(2) (b)	Total Cash ($) (a+b)	Equity ($)(3)	Pension/ NQDC ($)(4)	Perquisites/ Benefits ($)(5)	Tax Reimbursement ($)	Total ($)
Christine King President and Chief Executive Officer	3,375,000	423,709	3,798,709	11,279,470	0	30,219	0	15,108,398
David J. Coller Senior Vice President of Global Operations	586,250	102,004	688,254	2,264,576	0	93,551	0	3,046,381
Kris Sennesael Senior Vice President and Chief Financial Officer	603,750	102,004	705,754	3,966,990	0	48,349	0	4,721,093
Walter Siegel Senior Vice President, General Counsel and Secretary	502,500	68,003	570,503	1,653,692	292,608	23,309	0	2,540,112
Roger Wendelken Senior Vice President of Worldwide Sales	529,300	51,580	580,880	1,539,752	0	16,103	0	2,136,735

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(1)
As described above, each named executive officer is entitled to a cash severance payment in the event that his or her employment is terminated for certain reasons in connection with the merger.  This severance payment is equal to (i) with respect to Ms. King, the sum of (a) two times Ms. King’s base salary as in effect immediately prior to the date of termination and (b) two times an amount equal to 150% of such base salary, and (ii) with respect to each other named executive officer, the sum of (a) the named executive officer’s base salary and (b) the named executive officer’s target bonus amount for the fiscal year in which he was terminated.  The severance payments are “double-trigger” and would be paid in lump sum in the event that the named executive officer’s employment is terminated without cause or for good reason during the one-year period immediately following the date of the consummation of the merger.  The cash payments are contingent upon the execution of a release of claims in favor of the surviving corporation and its affiliates.  In addition, Ms. King and the other named executive officers are required to comply with restrictive covenants, including customer and employee non-solicitation and business non-competition provisions relating to SMSC that apply during the employment period and the one-year period (or, in the case of Ms. King, the two-year period) following termination of employment.

(2)
The amounts set forth in this column represent estimates of the amounts that will be payable to each named executive officer as a “stub bonus” in respect of their participation in SMSC’s short-term incentive plans, assuming all applicable performance metrics are achieved at target.  Pursuant to the merger agreement, immediately prior to the merger, SMSC will pay a prorated stub bonus to participants in its Management Incentive Plan, Selected Officer Management Incentive Plan, Employee Incentive Plan and Sales Incentive Plan (including the named executive officers) based on SMSC’s reasonable estimate of the extent to which it projects that the performance targets otherwise applicable to such bonus would have been achieved, subject to and otherwise determined in accordance with the terms of the merger agreement.  These payments are “single-trigger” and will be paid in a lump sum immediately prior to the merger.

(3)
The dollar amounts set forth in this column assume a price per share of SMSC common stock of $37.00.  For a description of the treatment of equity incentive awards held by the named executive officers in connection with the merger, refer to the section entitled “The Merger Agreement—Treatment of Stock Appreciation Rights, Options, Restricted Stock and Restricted Stock Units” beginning on page 49 of this proxy statement.  The named executive officers will not receive any “single-trigger” accelerated vesting of their equity awards in connection with the merger; these figures represent the aggregate cash value that each named executive officer would receive in consideration for the cancellation of his or her vested equity awards and assuming  the named executive officer’s employment is terminated on August 1, 2012; however, the value such named executive officer would receive if the termination occurred at any time during the applicable one-year period could vary significantly based on the price of Microchip stock on the date of the termination.  Set forth below are the values of each category of unvested equity incentive award that would vest in connection with a termination of employment without cause or for good reason in connection with the merger, as well as the values of each category of vested equity incentive award that will be cashed out at the time of the merger.

(4)
The amount set forth in this column represents the value of the accelerated vesting of benefits under SMSC’s SERP.  As noted above, Mr. Siegel is the only named executive officer who participates in the SERP.  Under the SERP, participants who are employees of SMSC as of the merger will become 100% vested in their benefits thereunder, although the payment commencement date of such benefits previously selected by each participant would not be accelerated.

(5)
With respect to Ms. King and Messrs. Siegel and Wendelken, the amounts set forth in this column represent the estimated value of continued health and welfare benefits to which the named executive officer would be entitled in connection with a termination of employment without cause or for good reason in connection with the merger, as described above.  With respect to Messrs. Coller and Sennesael, the amounts set forth in this column consist of (a) the estimated value of continued health and welfare benefits to which each of them would be entitled in connection with a termination of employment without cause or for good reason in connection with the merger ($35,115 for Mr. Coller and $21,116 for Mr. Sennesael) and (b) waived repayment obligations and other benefits in connection with previously-provided relocation benefits ($58,436 for Mr. Coller and $27,233 for Mr. Sennesael), each as described above.

	Cash-Out of Vested Equity Incentive Awards				Double-Trigger Accelerated Vesting of Equity Incentive Awards
Name	Options ($)	SARs ($)	Restricted Stock ($)	RSUs ($)	Options ($)	SARs ($)	Restricted Stock ($)	RSUs ($)
Christine King	6,786,131	-	-	-	2,438,581	-	242,387	1,812,371
David J. Coller	1,094,084	-	-	-	834,125	-	-	336,367
Kris Sennesael	1,573,190	-	-	-	1,376,966	-	109,483	907,351
Walter Siegel	757,865	221,131	-	-	256,783	50,244	-	367,669
Roger Wendelken	36,363	352,875	-	-	124,831	352,875	-	672,808

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Advisory Vote on Golden Parachute Compensation

In accordance with Section 14A of the Exchange Act, SMSC is providing its stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation that may be paid or become payable to its named executive officers in connection with the merger and the agreements and understandings pursuant to which such compensation may be paid or become payable.  As required by those rules, SMSC is asking its stockholders to vote on the adoption of the following resolution:

“RESOLVED, that the compensation that may be paid or become payable to SMSC’s named executive officers in connection with the merger and the agreements or understandings pursuant to which such compensation may be paid or become payable, as disclosed in the table in the section of the proxy statement entitled “Interests of SMSC’s Directors and Executive Officers in the Merger—Quantification of Payments and Benefits to the SMSC Named Executive Officers,” including the associated narrative discussion, are hereby APPROVED.”

The vote on named executive officer compensation payable in connection with the merger is a vote separate and apart from the vote to adopt the merger agreement.  Accordingly, you may vote to approve the compensation proposal and vote not to adopt the merger agreement and vice versa.  Because the vote on the compensation proposal is advisory only, it will not be binding on either SMSC or Microchip.  Accordingly, because SMSC is contractually obligated to pay the compensation, if the merger agreement is adopted and the merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the advisory vote.

The affirmative vote of at least a majority of the shares of SMSC common stock present in person or by proxy and entitled to vote on the matter will be required to approve the compensation proposal.  Abstentions will have the same effect as a vote “AGAINST” the compensation proposal but the failure to vote your shares will have no effect on the outcome of the compensation proposal.

SMSC’s board of directors recommends a vote “FOR” this proposal.

Selected Unaudited Prospective Financial Information

SMSC does not as a matter of course publicly disclose detailed forecasts as to future revenues, earnings or other results due to, among other reasons, the inherent uncertainty of the underlying assumptions and estimates. However, SMSC has elected to provide the selected unaudited prospective financial information set forth below in order to provide its stockholders access to selected non-public financial information that was made available to SMSC’s board of directors and its financial advisor in connection with the proposed transaction. In addition, in connection with its evaluation of the proposed transaction, Microchip was provided with the portion of the selected unaudited prospective financial information set forth below reflecting the first three fiscal years under the “tail winds” scenario and the management case, excluding in each case the unlevered free cash flows therein.

The selected unaudited prospective financial information was prepared by management for internal planning purposes and not for public disclosure and is subjective in many respects. The selected unaudited prospective financial information was not prepared with a view toward public disclosure, and the inclusion of this information should not be regarded as an indication that any of SMSC, Microchip or any of their respective representatives, officers or directors, or any other prior recipient of this information considered, or now considers, it to be necessarily predictive of actual future results or is indicative of guidance that SMSC would provide as a stand-alone company should the merger not be consummated. None of SMSC, Microchip, any of their respective representatives, officers or directors has made or makes any representation to any stockholder or other person regarding SMSC’s ultimate performance compared to the results contained in the selected unaudited prospective financial information or that the results therein will be achieved. SMSC has made no representation to Microchip, in the merger agreement or otherwise, concerning this financial information or any other financial forecast. Readers of this proxy statement are cautioned not to rely on this information and should not consider the selected unaudited prospective financial information as necessarily predictive of actual future operating results.

The selected unaudited prospective financial information was prepared solely for internal use and for the use of SMSC’s board of directors and SMSC’s financial advisors in connection with the potential transaction and is subjective in many respects. While presented with numeric specificity, the selected unaudited prospective financial information reflects numerous judgments, estimates and assumptions with respect to industry performance, general business, economic, regulatory, litigation, market and financial conditions, as well as matters specific to SMSC’s business, which are difficult to predict, and many of which are beyond SMSC’s control. As a result, there can be no assurance that the projected results will be realized or that actual results will not be significantly higher or lower than projected. Many of the assumptions to the projections are beyond the control of management, may not prove to be accurate, are not necessarily indicative of future performance and should not be regarded as a representation by SMSC that such assumptions will be achieved. Since the selected unaudited prospective financial information covers multiple years, such information by its nature becomes less predictive with each successive year. A number of important factors with respect to SMSC’s business and the industry in which it participates may affect actual results and result in the selected unaudited prospective financial information not being achieved. For a description of some of these factors, SMSC’s stockholders are urged to review SMSC’s most recent SEC filings (including the information under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in SMSC’s Form 10-K) as well as the section in this proxy statement entitled “Cautionary Statement Concerning Forward-Looking Information” beginning on page 18. Economic and business environments can and do change quickly, which adds a significant level of unpredictability and execution risk. These factors create significant uncertainty as to whether the results portrayed in the selected unaudited prospective financial information for 2012 and beyond will be achieved.

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The selected unaudited prospective financial information was not prepared with a view toward public disclosure or toward complying with GAAP, the published guidelines of the SEC regarding forecasts or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The selected unaudited prospective financial information included in this proxy statement was prepared by, and is the responsibility of, SMSC’s management. Neither SMSC’s independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the selected unaudited prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the selected unaudited prospective financial information. Furthermore, the selected unaudited prospective financial information does not take into account any circumstances or events occurring after the date of its preparation.

The inclusion of selected unaudited prospective financial information in this proxy statement should not be regarded as an indication that such selected unaudited prospective financial information will be necessarily predictive of actual future events, and it should not be relied on as such.

As described above under “—Background of the Merger”, SMSC’s management prepared two sets of unaudited prospective financial information for fiscal years 2013 through 2018 during the period that the SMSC board of directors was considering a transaction with Microchip. In this proxy statement, we refer to these two sets as the management case and the “tail winds” scenario. The first year of each such set was consistent with the budget previously approved by SMSC’s board of directors. SMSC’s management concluded, following its quarterly strategy meeting the week of March 19, 2012, that SMSC’s outlook was much more likely to resemble the management case than the “tail winds” scenario, and that the management case represents the most realistic estimate of SMSC’s future financial performance.  SMSC’s board of directors subsequently determined at its meeting on March 29, 2012 that the management case represented the best estimate of SMSC’s performance over the coming five fiscal years.

As a result, the “tail winds” scenario was not reviewed by SMSC’s board of directors on May 1, 2012 when it considered the merger and, ultimately, made its recommendation to SMSC’s stockholders.  At its meeting on April 27, 2012, SMSC’s board of directors confirmed that Qatalyst Partners should rely on the management case in preparing its financial analyses and in making its determination that, as of the date of Qatalyst Partners’ opinion to SMSC’s board of directors and based upon and subject to the considerations, limitations, qualifications and other matters set forth in its opinion, the consideration to be received by the holders (other than Microchip or any affiliate of Microchip) of SMSC common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders, and instructed Qatalyst Partners not to consider the “tail winds” scenario in connection with rendering its fairness opinion.

Management Case

The management case assumes, among other things:

•	stable macroeconomic conditions over the five-year period;

•	PC market growth is impacted by the market penetration of tablet computers;

•	the successful execution by SMSC of its business and R&D plan;

•
the avoidance of many of the competitive and business risks SMSC foresees, but the coming to pass of some top-line risks, including additional competition in certain of SMSC’s businesses and the loss of some design opportunities;

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•	growth greater than the industry as a whole; and

•	significant revenue growth and margin improvements over the five-year period.

The following table presents selected unaudited prospective management case financial information for the fiscal years ending 2013 through 2018, which was prepared by SMSC’s management in March 2012, based solely on the information available at that time to SMSC’s management:

	Projected Fiscal Year
Metric	2013	2014	2015	2016	2017	2018
Revenue ($ in millions)	$440	$478	$510	$556	$617	$685
Operating Income ($ in millions)	$66	$84	$94	$106	$123	$144
NOPAT (or Net Income) ($ in millions)	$48	$61	$71	$81	$99	$117
Earnings per Share (diluted)	$2.00	$2.41	$2.66	$2.93	$3.42	$3.88
Unlevered Free Cash Flow ($ in millions)	$31	$65	$70	$75	$87	$103

SMSC provided the management case to Qatalyst Partners and directed Qatalyst Partners to rely on, and Qatalyst Partners did rely on, the management case in connection with the financial analyses presented by Qatalyst Partners to SMSC’s board of directors on May 1, 2012, and Qatalyst Partners’ opinion to SMSC’s board of directors, dated as of May 1, 2012, that, as of such date and based upon and subject to the considerations, limitations, qualifications and other matters set forth in the opinion, the consideration to be received by the holders (other than Microchip or any affiliate of Microchip) of SMSC common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders.

“Tail Winds” Scenario

The “tail winds” scenario is based on similar assumptions as the management case, including stable macroeconomic conditions over the five-year period and that SMSC will experience growth greater than the industry as a whole and achieve significant revenue growth and margin improvements over the five-year period.  However, the “tail winds” scenario contemplates that, among other things:

•	SMSC executes its business and R&D plan more quickly than in the management case;

•	modest PC market growth; and

•	the avoidance of most of the competitive and business risks SMSC foresees.

The following table presents selected unaudited prospective “tail winds” financial information for the fiscal years ending 2013 through 2018, which was prepared by SMSC’s management in March 2012, based solely on the information available at that time to SMSC’s management:

	Projected Fiscal Year
Metric	2013	2014	2015	2016	2017	2018
Revenue ($ in millions)	$440	$520	$615	$730	$835	$935
Operating Income ($ in millions)	$66	$94	$123	$162	$198	$233
NOPAT (or Net Income) ($ in millions)	$48	$71	$98	$133	$168	$203
Earnings per Share (diluted)	$2.00	$2.79	$3.70	$4.81	$5.82	$6.74
Unlevered Free Cash Flow ($ in millions)	$31	$68	$89	$113	$143	$181

Because of the forward-looking nature of the selected unaudited prospective financial information, specific quantifications of the amounts that would be required to reconcile it to GAAP measures are not available. SMSC believes that there is a degree of volatility with respect to certain of SMSC’s GAAP measures, and certain adjustments made to arrive at the relevant non-GAAP measures, which preclude SMSC from providing accurate forecasted non-GAAP to GAAP reconciliations.

Except as required by applicable securities laws, SMSC does not intend to update, or otherwise revise the selected unaudited prospective financial information to reflect circumstances existing after the date when prepared or to reflect the occurrence of intervening or future events, even in the event that any or all of the assumptions underlying such prospective financial information are no longer appropriate.

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Material U.S. Federal Income Tax Consequences of the Merger

The following is a summary of the material U.S. federal income tax consequences of the merger to U.S. Holders (as defined below) who receive cash for their shares of SMSC common stock in the merger.

For purposes of this discussion, we use the term “U.S. Holder” to mean a beneficial owner of shares of SMSC common stock that is, for U.S. federal income tax purposes:

•	a citizen or resident of the United States;

•	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

•
a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds SMSC common stock, the tax treatment of a partner generally will depend on the status of the partners and the activities of the partnership.  A partner in a partnership holding SMSC common stock should consult its tax advisor.

Due to the individual nature of tax consequences, you are urged to consult your tax advisor as to the specific tax consequences to you of the exchange of shares of SMSC common stock for cash in the merger, including the effects of applicable state, local, foreign and other tax laws.  The following discussion applies only if you hold your shares of SMSC common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment).  This discussion is based on current law, which is subject to change, possibly with retroactive effect.  This discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to stockholders in light of their particular circumstances and does not apply to holders subject to special treatment under the U.S. federal income tax laws (such as, for example, dealers in securities, commodities or foreign currency, traders in securities who elect to apply a mark-to-market method of accounting, insurance companies, banks and certain other financial institutions, tax-exempt organizations, U.S. expatriates, regulated investment companies, real estate investment trusts, stockholders who validly exercise their rights under Delaware law to object to the merger, stockholders whose “functional currency” is not the U.S. dollar, investors liable for the alternative minimum tax, persons who hold shares as part of a hedge, straddle, constructive sale or conversion transaction, persons who acquired their shares of SMSC common stock through the exercise of employee stock options or otherwise as compensation, or persons who hold or have held directly, indirectly or constructively more than 5% of the outstanding shares of SMSC common stock or affiliates of such persons).  This discussion does not address any tax consequences arising under any state, local or foreign tax consequences, nor does it address any U.S. federal tax considerations other than those pertaining to the U.S. federal income tax.

We have not sought, nor do we expect to seek, any ruling from the Internal Revenue Service with respect to the matters discussed below.  There can be no assurances that the Internal Revenue Service will not take a different position concerning the tax consequences of the merger or that any such position would be sustained.

Merger. A U.S. Holder’s receipt of cash for shares of SMSC common stock pursuant to the merger generally will be a taxable transaction for U.S. federal income tax purposes.  In general, a U.S. Holder who receives cash for such U.S. Holder’s shares of SMSC common stock in the merger will recognize gain or loss in an amount equal to the difference, if any, between the cash received in the merger (determined before any deductions) and the U.S. Holder’s adjusted tax basis in the U.S. Holder’s shares of SMSC common stock.  Gain or loss will be determined separately for each block of shares of SMSC common stock (i.e., shares of SMSC common stock acquired for the same cost in a single transaction).  Such gain or loss generally will be capital gain or loss and generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the shares of SMSC common stock is more than one year as of the date of the merger.  Long-term capital gains of individual U.S. Holders generally are subject to U.S. federal income tax at preferential rates.  The deduction of capital losses is subject to limitations.

Information Reporting and Backup Withholding.  Cash proceeds received pursuant to the merger generally are subject to information reporting, and may be subject to backup withholding at the applicable statutory rate (currently 28%) if the stockholder or other payee fails to provide a valid taxpayer identification number and comply with certain certification procedures or otherwise establish an exemption from backup withholding.  Backup withholding is not an additional U.S. federal income tax.  Rather, the U.S. federal income tax liability of the person subject to backup withholding generally will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may generally be obtained, provided that the required information is timely furnished to the Internal Revenue Service.

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This summary of the material U.S. federal income tax consequences of the merger is for general information only and is not tax advice.  Holders are urged to consult their tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

Regulatory Approvals

Under the provisions of the HSR Act and the rules and regulations promulgated thereunder by the FTC, the merger may not be completed until notification and report forms have been filed with the Antitrust Division and the FTC by each of SMSC and Microchip, and the applicable waiting period has expired or been terminated.  SMSC and Microchip filed their respective notification and report forms with the Antitrust Division and the FTC under the HSR Act on May 9, 2012.  The parties were granted early termination of the waiting period under the HSR Act on May 18, 2012.

In addition to that in the United States, Microchip and SMSC determined that pre-closing antitrust clearances in China, Germany, Korea and Turkey are required and applicable to the merger.  The parties submitted the required filings in China on May 23, 2012, in Germany on May 24, 2012 and in Korea on May 31, 2012, and plan to file in Turkey in the coming days. Foreign antitrust authorities in these or other jurisdictions may take action under the antitrust laws of their jurisdictions, which could include seeking to enjoin the completion of the merger.

With respect to antitrust clearances, each of SMSC, Microchip and Merger Sub has agreed to:

•
use reasonable best efforts to take all actions reasonably necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by the merger agreement, including using reasonable best efforts to obtain all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from governmental entities, the expiration or termination of any applicable waiting periods and making all necessary registrations, declarations and filings (including registrations, declarations and filings with governmental entities, if any);

•	promptly inform the other of any communication from any governmental entity regarding any of the transactions contemplated by the merger agreement; and

•
use reasonable best efforts to make, as soon as reasonably practicable and after consultation with the other, an appropriate response in compliance with any request for additional information or documentary material received from any governmental entity with respect to the transactions contemplated by the merger agreement.

Neither Microchip nor Merger Sub will:

•	have any obligation to litigate or contest any administrative or judicial action or proceeding or any decree, judgment, injunction or other order, whether temporary, preliminary or permanent; or

•	be under any obligation to make proposals, execute or carry out agreements, enter into consent decrees or submit to orders providing for an antitrust restraint.

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An “antitrust restraint” is defined to mean (i) the sale, divestiture, license or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of Microchip or any of its affiliates or SMSC or any of its subsidiaries, (ii) the imposition of any limitation or regulation on the ability of Microchip or any of its affiliates to freely conduct their business or own such assets, or (iii) the holding separate of the shares of common stock of SMSC or any limitation or regulation on the ability of Microchip or any of its affiliates to exercise full rights of ownership of the shares of common stock of SMSC, other than any sale, divestiture, license, disposition, holding separate, limitation or regulation that would be immaterial to Microchip and/or SMSC and their respective subsidiaries, taken as a whole.

Litigation Related to the Merger

On May 10, 2012, a putative class action lawsuit was filed against us, our directors, Microchip and Merger Sub in New York Supreme Court, Suffolk County, under the caption Herbert Silverberg v. Standard Microsystems Corporation, et al., Index No. 014752-2012.  The complaint in this action was amended on May 22, 2012.  On May 11, 2012, another putative class action lawsuit was filed against us, our directors, Microchip and Merger Sub in the Delaware Court of Chancery, under the caption The Vladimir Gusinsky Living Trust v. Standard Microsystems Corporation, et al., C.A. No. 7522.  On May 17, 2012, a third putative class action lawsuit was filed against us, our directors, Microchip and Merger Sub in the Delaware Court of Chancery, under the caption Helen Coyne v. Standard Microsystems Corporation, et al., C.A. No. 7541.  The Gusinsky and Coyne Actions were consolidated on May 23, 2012, under the caption In re Standard Microsystems Corporation Shareholders Litigation, C.A. No. 7522-VCP.  On May 25, 2012, a fourth putative class action lawsuit was filed against us, our directors, Microchip and Merger Sub in New York Supreme Court, Suffolk County, under the caption Robert Collier v. Standard Microsystems Corporation, et al., Index No. 016351/2012.  On May 30, 2012, the plaintiffs in the consolidated Delaware action submitted a letter requesting that the action be stayed in favor of the New York litigation.  The plaintiffs in the two New York actions have filed motions for consolidation, appointment as lead plaintiff, approval of selection of lead counsel, and expedited proceedings and discovery.  A hearing is currently set for June 1, 2012 in the Silverberg action, and both motions remain pending.  All of the suits, purportedly brought on behalf of a class of our stockholders, contain substantially similar allegations and seek substantially similar relief.  In the actions, plaintiffs allege generally that our directors breached their fiduciary duties in connection with the merger by, among other things, carrying out a process that they allege did not ensure adequate and fair consideration to our stockholders, and by failing to disclose all material information concerning the merger.  Plaintiffs further allege that Microchip and Merger Sub aided and abetted the alleged breaches of duties.  Plaintiffs seek equitable relief to enjoin consummation of the merger, rescission of the merger and/or rescissory damages, and attorneys’ fees and costs, among other relief.

We and our directors believe that these lawsuits are without merit and intend to vigorously defend ourselves against the asserted claims.

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 THE MERGER AGREEMENT

The summary of the material provisions of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is attached as Annex A to this proxy statement. The representations, warranties and covenants contained in the merger agreement were made only for purposes of the merger agreement and as of specified dates, were solely for the benefit of the parties to the merger agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the merger agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the merger agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of SMSC, Microchip, Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in SMSC’s public disclosures. The summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. We urge you to carefully read the merger agreement in its entirety.

The Merger

The merger agreement provides that, subject to the terms and conditions of the merger agreement, and in accordance with the DGCL, at the effective time of the merger, Merger Sub will be merged with and into SMSC and, as a result of the merger, the separate corporate existence of Merger Sub will cease and SMSC will continue as the surviving corporation and become a wholly owned subsidiary of Microchip. SMSC will continue to be governed by the DGCL, and all of its rights, privileges, immunities, powers and franchises will continue unaffected by the merger.

The closing of the merger will occur on a date and at a time to be agreed upon by SMSC, Microchip and Merger Sub, which date must be no later than the second business day after all of the conditions to the merger set forth in the merger agreement and described in the section entitled “—Conditions to the Merger” beginning on page 59 of this proxy statement are satisfied or waived, or at such other date as agreed to by the parties. If the closing of the merger would otherwise occur within 15 calendar days prior to the end of a fiscal quarter of Microchip (other than the fiscal quarter ending on December 31, 2012), then Microchip may elect to defer the closing until the first business day following the end of such fiscal quarter.  In the event of such deferral, the conditions to the merger relating to the accuracy of SMSC’s representations and warranties, the existence of a “Material Adverse Effect” upon SMSC, and the existence of any pending legal proceeding by a governmental entity challenging the merger will each be tested as of the date the closing of the merger would have occurred in the absence of any deferral. The merger will become effective when the certificate of merger has been duly filed with the Delaware Secretary of State or at a later time as agreed to by the parties and specified in the certificate of merger.

At the effective time of the merger, Microchip will become the sole owner of SMSC and its business. Therefore, current stockholders of SMSC will cease to have direct or indirect ownership interests in SMSC or rights as stockholders of SMSC, will not participate in any future earnings or growth of SMSC, will not benefit from any appreciation in value of SMSC and will not bear the future risks of SMSC’s operations.

Following the completion of the merger, SMSC’s common stock will be delisted from the NASDAQ and deregistered under the Exchange Act. As a result, SMSC will be a privately held corporation, and there will be no public market for shares of SMSC’s common stock. This will make certain provisions of the Exchange Act, such as the requirement of furnishing a proxy or information statement in connection with stockholders’ meetings, no longer applicable to SMSC. After the effective date of the merger, SMSC will also no longer be required to file periodic reports with the SEC on account of shares of SMSC’s common stock.

The directors and officers of Merger Sub immediately prior to the effective time of the merger will be the directors and officers, respectively, of the surviving corporation, each to hold office in accordance with the certificate of incorporation and bylaws of the surviving corporation until their respective successors are duly appointed and qualified.

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The Merger Consideration and the Conversion of SMSC’s Capital Stock

At the effective time of the merger, by virtue of the merger, each share of SMSC common stock issued and outstanding immediately prior to the effective time of the merger will be cancelled and converted into the right to receive $37.00 in cash, without interest and less any applicable tax withholdings, other than the following shares:

•
shares of SMSC common stock owned by Microchip, SMSC or any direct or indirect wholly owned subsidiary of Microchip or SMSC immediately prior to the effective time of the merger, which will be cancelled without any consideration paid therefor;

•
unvested restricted shares of SMSC common stock, which will be converted into a number of restricted shares of Microchip common stock the calculation of which is described in the section entitled “—Treatment of Stock Appreciation Rights, Options, Restricted Stock and Restricted Stock Units—Restricted Stock” beginning on page 50 of this proxy statement; and

•
shares of SMSC common stock which are held by stockholders that have not voted in favor of adoption of the merger agreement or consented thereto in writing and who have properly exercised their appraisal rights in accordance with Delaware law.

If, during the period between the date of the merger agreement and the effective time of the merger, any change in the outstanding shares of capital stock of SMSC occurs as a result of any reclassification, recapitalization, stock split (including a reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, or any record date for any such purpose is established, the per share merger consideration and any other amounts payable pursuant to the merger agreement will be appropriately adjusted.

Each share of common stock of Merger Sub outstanding immediately prior to the effective time of the merger will be converted into and become one share of common stock of the surviving corporation and will constitute the only outstanding shares of capital stock of the surviving corporation.

Payment Procedures

Promptly following the effective time of the merger, Microchip will deposit or cause to be deposited with the payment agent for the merger the aggregate consideration to be paid to holders of shares of SMSC common stock.

Each holder of shares of SMSC common stock that are converted into the right to receive the per share merger consideration will be entitled to receive the per share merger consideration upon receipt by the payment agent of (i) the certificates representing such shares, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the payment agent (in the case of certificated shares) or (ii) an “agent’s message” or such other evidence of transfer as the payment agent may reasonably request (in the case of a book-entry transfer of uncertificated shares). Until so surrendered, each share will represent after the effective time of the merger only the right to receive the per share merger consideration upon such surrender. No interest will be paid or accrued on the cash payable upon the surrender or transfer of such share.

Treatment of Stock Appreciation Rights, Options, Restricted Stock and Restricted Stock Units

The merger agreement generally provides for vested equity incentive awards to be cashed out and for unvested equity incentive awards to be assumed by Microchip and remain subject to substantially the same terms and conditions, except that assumed SARs will become stock-settled.

Stock Appreciation Rights and Options.  Each outstanding vested SAR and each vested option will be converted into the right to receive cash in the amount equal to the excess, if any, of (a) the per share merger consideration over (b) the per share exercise price of such vested SAR or option, less applicable withholding taxes.  Each outstanding and unvested SAR and each outstanding and unvested option will be assumed by Microchip and remain subject to substantially the same terms and conditions, except that: (i) the number of shares of Microchip common stock subject to such outstanding and unvested SAR or option will be equal to the product of (x) the number of shares of SMSC common stock underlying such SAR or option and (y) the quotient obtained by dividing the per share merger consideration by the market value per share of Microchip common stock, measured shortly before the consummation of the merger (which we refer to in this proxy statement as the “Exchange Ratio”); (ii) the per share exercise price of such outstanding and unvested SAR or option will be equal to the quotient determined by dividing (x) its exercise price immediately prior to the consummation of the Merger by (y) the Exchange Ratio; and (iii) in the case of SARs, the assumed SAR will become a stock-settled SAR under a Microchip equity plan.

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Restricted Stock.  Each outstanding and unvested award of restricted stock will be assumed by Microchip and remain subject to substantially the same terms and conditions, and the number of shares of Microchip common stock subject thereto will be equal to the product of (x) the number of shares of SMSC common stock underlying such outstanding and unvested restricted stock award and (y) the Exchange Ratio.  Any outstanding and vested award of restricted stock (including any outstanding shares of restricted stock that vest as a result of the transaction) will be treated as a share of SMSC common stock that will be converted into the per share merger consideration.

Restricted Stock Units.  Each outstanding and unvested award of RSUs will be assumed by Microchip and remain subject to substantially the same terms and conditions, and the number of shares of Microchip common stock subject thereto will be equal to the product of (x) the number of shares of SMSC common stock underlying such outstanding and unvested RSU award and (y) the Exchange Ratio.  Any outstanding and vested award of RSUs (including outstanding RSUs that vest as a result of the consummation of the merger) that has not been settled in SMSC common stock as of the consummation of the merger will be terminated and cashed out for the per share merger consideration, less applicable withholding taxes.

Non-U.S. Jurisdictions.  Microchip may determine reasonably and in good faith, subject to SMSC’s consent (which will not be unreasonably withheld) that any equity incentive award subject to the laws of a non-U.S. jurisdiction may be treated in a manner other than as described above, if (a) Microchip and SMSC reasonably and in good faith determine that the manner in which the award would otherwise be treated would result in a violation of law or a materially adverse tax consequence to the holder of such award and (b) such different treatment is, to the maximum extent practicable, consistent with the treatment described above.

Stockholders’ Meeting

SMSC has agreed that it will, as promptly as practicable following the date of the merger agreement and in no event later than 40 days after the commencement of the mailing of this proxy statement to SMSC’s stockholders, establish a record date for, call, give notice of, convene and hold the Special Meeting.  In addition, SMSC has agreed to use its reasonable best efforts to secure SMSC’s stockholders’ adoption of the merger agreement.  SMSC may delay the Special Meeting under certain circumstances, including if SMSC reasonably determines that such a delay is necessary to solicit sufficient proxies to secure SMSC’s stockholders’ adoption of the merger agreement.

Representations and Warranties

In the merger agreement, SMSC has made customary representations and warranties to Microchip and Merger Sub with respect to, among other things:

•	the due organization, valid existence, good standing, power and authority of SMSC and its subsidiaries;

•	the required vote of SMSC’s stockholders;

•
its authority to enter into the merger agreement and to complete the transactions contemplated by the merger agreement, the enforceability of the merger agreement against SMSC and the inapplicability of state anti-takeover statutes;

•
its capitalization, including the number of shares of SMSC common stock issued and outstanding and the number of shares of SMSC common stock underlying outstanding options and other stock-based awards;

•
the absence of conflicts with, creation of liens upon, or defaults under SMSC’s or its subsidiaries’ constituent documents, certain agreements or applicable laws as a result of entering into the merger agreement and the consummation of the merger;

•	the required consents and approvals of governmental entities in connection with the transactions contemplated by the merger agreement;

•	its SEC filings since January 1, 2010, including financial statements contained therein;

•	its internal controls and compliance with the Sarbanes-Oxley Act of 2002;

•	the absence of undisclosed liabilities;

•
its conduct of business and absence of certain changes, except as contemplated by the merger agreement, including that since February 29, 2012 there has been no fact, event, change, development or set of circumstances that has had or would reasonably be expected to have a “Material Adverse Effect” on SMSC;

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•	matters with respect to SMSC’s material contracts;

•	its compliance with laws and permits;

•	the absence of certain litigation or investigations;

•	information relating to SMSC’s customers and suppliers;

•	tax matters;

•	compliance with environmental laws and regulations and other environmental matters;

•	matters related to employee benefit plans;

•	labor and employment matters;

•	intellectual property matters;

•	insurance matters;

•	the absence of undisclosed related party transactions;

•	the absence of undisclosed brokers’ fees and expenses;

•	the receipt by SMSC’s board of directors of a fairness opinion from Qatalyst Partners; and

•
the inapplicability of Section 203 of the DGCL and other anti-takeover statues, and the absence of a rights plan designed to have the effect of delaying, deterring or discouraging any acquisition of control of SMSC.

Many of the representations and warranties in the merger agreement made by SMSC are qualified by a “materiality” or “Material Adverse Effect” standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, be material or have a material adverse effect on SMSC and its subsidiaries, taken as a whole).

Under the merger agreement, a “Material Adverse Effect” with respect to SMSC is generally defined as any fact, event, circumstance, change or effect that, individually or when taken together with all other facts, events, circumstances, changes or effects, is or is reasonably likely to have a material adverse effect on the business, operations, financial condition or results of operations of SMSC and its subsidiaries, taken as a whole, provided, however, that in no event will any facts, events, circumstances, changes or effects resulting from or arising out of any of the following, either alone or in combination, be taken into account when determining whether a “Material Adverse Effect” has occurred or may, would or could occur:

•
general economic conditions in the United States or any other country or region in the world (or changes therein), general conditions in the financial markets in the United States or any other country or region in the world (or changes therein) or general political conditions in the United States or any other country or region in the world (or changes therein), except to the extent that such facts, events, circumstances, changes or effects have a disproportionate impact on SMSC and its subsidiaries, taken as a whole, relative to other participants in the industries in which SMSC and its subsidiaries conduct business;

•
general conditions in the industries in which SMSC or any of its subsidiaries conduct business (or changes therein), except to the extent that such facts, events, circumstances, changes or effects have a disproportionate impact on SMSC and its subsidiaries, taken as a whole, relative to other participants in the industries in which SMSC and its subsidiaries conduct business;

•
changes in laws (including rules and regulations), orders or judgments by any governmental entity, or generally accepted accounting principles (as applied in the United States), or the interpretation thereof, except to the extent that such facts, events, circumstances, changes or effects have a disproportionate impact on SMSC and its subsidiaries, taken as a whole, relative to other participants in the industries in which SMSC and its subsidiaries conduct business;

•
acts of war, terrorism or sabotage in the United States or any other country or region in the world (or any escalation with respect thereto), except to the extent that such facts, events, circumstances, changes or effects have a disproportionate impact on SMSC and its subsidiaries, taken as a whole, relative to other participants in the industries in which SMSC and its subsidiaries conduct business;

•
earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other similar events in the United States or any other country or region in the world, except to the extent that such facts, events, circumstances, changes or effects have a disproportionate impact on SMSC and its subsidiaries, taken as a whole, relative to other participants in the industries in which SMSC and its subsidiaries conduct business;

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•
any failure by SMSC to meet published analysts’ estimates, internal or external projections or forecasts of revenues, earnings or other financial or business metrics, in and of itself (although the underlying causes of any such failure may be taken into account in determining whether a “Material Adverse Effect” has occurred);

•
any decline in the market price or change in the trading volume of the common stock of SMSC, in and of itself (although the underlying causes of any such decline or change may be taken into account in determining whether a “Material Adverse Effect” has occurred); or

•	the public announcement or pendency of the merger agreement or the transactions contemplated by the merger agreement.

In the merger agreement, Microchip and Merger Sub have made customary representations and warranties to SMSC with respect to, among other things:

•	the due organization, valid existence, good standing, power and authority of Microchip and Merger Sub;

•
the authority of each of Microchip and Merger Sub to enter into the merger agreement and to complete the transactions contemplated by the merger agreement and the enforceability of the merger agreement against each of Microchip and Merger Sub;

•
the absence of conflicts with, creation of liens upon, or defaults under Microchip’s or Merger Sub’s constituent documents, certain agreements or applicable laws as a result of entering into the merger agreement and the consummation of the merger;

•	the required consents and approvals of governmental entities in connection with the transactions contemplated by the merger agreement;

•	the absence of certain litigation or investigations;

•	the accuracy and compliance with applicable securities laws of the information supplied by Microchip and Merger Sub in this proxy statement;

•	the operations of Merger Sub;

•	Microchip and Merger Sub’s status as an “interested stockholder” of SMSC as defined in Section 203 of the DGCL; and

•	the sufficiency of funds to pay the aggregate consideration to be paid to holders of shares of SMSC common stock and to perform their other obligations contemplated by the merger agreement.

The representations and warranties contained in the merger agreement will not survive the effective time of the merger.

Covenants Regarding Conduct of Business by SMSC Pending the Merger

Except as expressly required or permitted by the merger agreement, as disclosed in the disclosure letter, or as approved in advance by Microchip in writing (which approval cannot be unreasonably withheld, conditioned or delayed), from the date of the merger agreement until the consummation of the merger or its earlier termination, SMSC and each of its subsidiaries will carry on its business in the ordinary course consistent with past practice and will use commercially reasonable efforts to keep available the services of its directors, officers and key employees and to preserve its relationships with customers, suppliers, distributors, licensors, licensees and others with which it has significant business dealings.

In addition, except as expressly required or permitted by the merger agreement, as disclosed in the disclosure letter, or as approved in advance by Microchip in writing (which approval cannot be unreasonably withheld, conditioned or delayed), from the date of the merger agreement until the consummation of the merger or its earlier termination, SMSC will not and will not permit any of its subsidiaries to, with certain exceptions:

•	amend its certificate of incorporation or bylaws or comparable organizational documents;

•
issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any securities of SMSC or any of its subsidiaries, except (i) the issuance and sale of shares of common stock of SMSC pursuant to existing SMSC equity awards, (ii) grants to newly hired employees issued in the ordinary course of business consistent with past practice and (iii) pursuant to SMSC’s employee stock purchase plan or any SMSC 401(k) plan;

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•
acquire or redeem, directly or indirectly, any securities of SMSC or any of its subsidiaries other than (i) in full or partial payment of the exercise price and any applicable taxes pursuant to any exercise, vesting or settlement of SMSC equity awards or (ii) pursuant to the forfeiture of any SMSC equity awards;

•
split, combine or reclassify any shares of capital stock, declare, set aside or pay any dividend or other distribution in respect of any shares of capital stock, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock;

•	adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

•	incur or assume any long-term or short-term debt or issue any debt securities;

•	assume, guarantee, endorse or otherwise become liable or responsible for the obligations of any other person;

•	make any loans, advances or capital contributions to or investments in any other person;

•
mortgage or pledge any of SMSC’s or its subsidiaries’ material assets or voluntarily create or suffer to exist any lien thereupon other than in the ordinary course of business consistent with past practice;

•	except as may be required by applicable law or as required by the terms of any existing SMSC benefit plan as in effect on the date of the merger agreement:

o
enter into, adopt, amend (including acceleration of vesting), modify or terminate any bonus, profit sharing, compensation, severance, termination, option, restricted stock, restricted stock unit, appreciation right, performance unit, stock equivalent, share purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the compensation, benefit or welfare of any director, officer, consultant or independent contractor or, other than in the ordinary course of business consistent with past practice, any employee, in each case, in any manner;

o	increase in any manner the compensation or fringe benefits of any director, officer or, other than in the ordinary course of business consistent with past practice, employee;

o	pay any special bonus or special remuneration to any director, officer, consultant, independent contractor or employee; or

o
pay any benefit not required by any plan or arrangement as in effect as of the date of the merger agreement, other than, with respect to non-officer employees, in the ordinary course of business consistent with past practice;

•	forgive any loans to any employees, officers or directors of SMSC or any of its subsidiaries, or any of their respective affiliates;

•
make any deposits or contributions of cash or other property to or take any other action to fund or in any other way secure the payment of compensation or benefits under an SMSC benefit plan or agreements subject to such plans or any other contract of SMSC other than deposits and contributions that are required pursuant to the terms of an SMSC benefit plan or any agreements subject to such plans in effect as of the date of the merger agreement;

•	enter into, amend, or extend any collective bargaining agreement;

•
other than terminations or demotions in the ordinary course of business consistent with past practice, hire, terminate, demote or promote or offer to hire, terminate, demote or promote any employees at the level of director or above or potential employee at the level of director or above, or encourage any employee at the level of director or above to resign from or terminate his relationship with SMSC or any of its subsidiaries, in each case, other than as expressly contemplated by the merger agreement;

•
acquire, sell, lease, license or dispose of any property or assets material to SMSC and its subsidiaries, taken as a whole, in any single transaction or series of related transactions, except in the ordinary course of business;

•	make any change in any of the accounting principles or practices used by SMSC;

•
(i) make (other than in accordance with past practice) or change any material tax election, (ii) amend any material tax return, (iii) settle or compromise any material liability for taxes, (iv) adopt or change any material tax accounting method or (v) consent to any extension or waiver of any limitation period with respect to any material claim or assessment for taxes;

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•
enter into any lease or sublease of real property or modify, amend or exercise any right to renew any lease or sublease of real property, or waive or violate any term or condition thereof or grant any consents thereunder;

•	abandon, cancel or allow to lapse or fail to maintain or protect any material intellectual property rights owned by or exclusively licensed to SMSC or any of its subsidiaries;

•	acquire any other entity or any equity interest therein;

•	other than in the ordinary course of business consistent with past practice, enter into, renew, amend or grant any release or relinquishment of any material rights under any material contract;

•	incur any new capital expenditures that, individually or in the aggregate, would create obligations to SMSC or any of its subsidiaries in excess of $300,000;

•	settle or compromise any material pending or threatened legal proceeding;

•	revalue in any material respect any of its properties or assets including writing-off notes or accounts receivable other than in the ordinary course of business consistent with past practice; or

•	authorize, commit or enter into a contract to do any of the foregoing.

No Solicitation

SMSC has agreed that it and its subsidiaries will, and will direct their respective representatives to, immediately cease and cause to be terminated, and will not authorize or knowingly permit any of SMSC’s or its subsidiaries’ representatives to continue, any existing activities, discussions or negotiations with any third party conducted prior to the execution of the merger agreement with respect to an acquisition proposal.  SMSC must request in writing that each third party that has executed a confidentiality agreement since the date that is one year prior to the date of the merger agreement in connection with such third party’s consideration of acquiring SMSC or any material portion of SMSC return all confidential information furnished to such third party by or on behalf of SMSC, and SMSC will use its reasonable best efforts to have such information returned or destroyed.

In addition, SMSC has agreed that, from the date of the merger agreement until the consummation of the merger or its earlier termination, neither SMSC nor its subsidiaries will (and will not authorize or knowingly permit any of their representatives to), directly or indirectly:

•
solicit, initiate, or knowingly encourage, facilitate or induce the making, submission or announcement of an acquisition proposal (or the making of any inquiry, offer or proposal that would reasonably be expected to lead to an acquisition proposal);

•
furnish to any third party any non-public information relating to SMSC or any of its subsidiaries for the purpose of assisting or facilitating the making of an acquisition proposal (or any inquiry, offer or proposal that would reasonably be expected to lead to an acquisition proposal);

•	participate or engage in discussions or negotiations with respect to an acquisition proposal with any third party that is seeking to make or has made an acquisition proposal; or

•	execute or enter into any letter of intent, memorandum of understanding or contract contemplating or otherwise relating to an acquisition transaction.

However, prior to obtaining SMSC’s stockholders’ adoption of the merger agreement, SMSC’s board of directors may, directly or indirectly through any representative, engage or participate in discussions or negotiations with any third party and its representatives, and furnish to such third party and its representatives any information relating to SMSC or any of its subsidiaries pursuant to a confidentiality agreement, if:

•
SMSC’s board of directors receives from such third party a bona fide written acquisition proposal that (i) has not been withdrawn, (ii) did not result from a breach of the non-solicitation provisions of the merger agreement and (iii) SMSC’s board of directors concludes in good faith (after consultation with its financial advisor and its outside legal counsel) constitutes or is reasonably likely to lead to a superior proposal;

•
SMSC’s board of directors determines in good faith (after consultation with outside legal counsel) that the failure to engage or participate in such discussions or negotiations or to furnish such information would reasonably be likely to constitute a breach of its fiduciary duties to stockholders of SMSC under Delaware law;

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•
solely with respect to the initial contact with such third party, at least 24 hours prior to engaging or participating in any such discussions or negotiations or furnishing any non-public information to such third party, SMSC will have (i) advised Microchip orally and in writing of its receipt of the acquisition proposal, including the terms and conditions of, and identity of the person or group making, such acquisition proposal, (ii) given Microchip a copy thereof and (iii) notified Microchip of SMSC’s intention to engage or participate in such discussions or furnish such information to such third party;

•
SMSC will have entered into a confidentiality agreement with such third party, the terms of which are no less favorable to SMSC than those contained in the confidentiality agreement entered into between SMSC and Microchip (except that the confidentiality agreement with such third party need not contain any “standstill” or similar provision that would prohibit such third party from making any acquisition proposal) and must expressly permit SMSC to comply with the non-solicitation provisions of the merger agreement; and

•	contemporaneously with furnishing any non-public information to such third party that was not previously furnished to Microchip, SMSC furnishes such non-public information to Microchip.

In addition, SMSC has agreed that it will promptly (and in any case within 24 hours) advise Microchip orally and in writing of its receipt of any acquisition proposal or any request for information or inquiry with respect to, or that would reasonably be expected to lead to, an acquisition proposal, including the terms and conditions thereof and the identity of the person or group making such acquisition proposal, request or inquiry.  SMSC must also keep Microchip promptly informed of the status and material terms and conditions of any such acquisition proposal, request or inquiry, and give Microchip a copy of any written material amendment or written proposed amendment of any such acquisition proposal promptly upon receipt.  SMSC must also provide Microchip with written notice at least 72 hours (or such shorter period provided to members of SMSC’s board of directors) in advance of a meeting of SMSC’s board of directors at which SMSC’s board of directors is reasonably expected to consider an acquisition proposal, an inquiry relating to a potential acquisition proposal, or a request to provide non-public information to any person.

If any of SMSC’s directors, senior members of management, financial advisor or legal advisor takes any action (or any director or senior member of management authorizes any officer, employee, accountant, consultant, agent or other authorized representative of SMSC to take any action) that would be a breach of the non-solicitation provisions of the merger agreement if such action had been taken by SMSC, then such action will be deemed to be a breach of the non-solicitation provisions of the merger agreement by SMSC.

An “acquisition proposal” is defined to mean any offer, proposal or indication of interest from any third party relating to any acquisition transaction.

An “acquisition transaction” is defined to mean any transaction or series of related transactions (other than the transactions contemplated by the merger agreement) involving:

•
any acquisition or purchase by any third party, directly or indirectly, of 15% or more of any class of outstanding voting or equity securities of SMSC, or any tender offer or exchange offer that, if consummated, would result in any third party beneficially owning 15% or more of any class of outstanding voting or equity securities of SMSC;

•
any merger, consolidation, share exchange, business combination, joint venture or other similar transaction involving SMSC pursuant to which the stockholders of SMSC immediately preceding such transaction hold less than 85% of the equity interests in the surviving or resulting entity of such transaction;

•
any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of 15% or more of the assets of SMSC or any of its subsidiaries (measured by the lesser of book or fair market value thereof as of the last day of SMSC’s last fiscal year);

•	any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of SMSC; or

•	any combination of the foregoing.

A “superior proposal” is defined to mean any bona fide written acquisition proposal (except that each reference in the definition of “acquisition transaction” in the merger agreement to “15%” or “85%” will instead be “50%”) that did not result from a breach of the non-solicitation provisions of the merger agreement and that SMSC’s board of directors has determined in good faith (after consultation with its financial advisor and its outside legal counsel, and after taking into account the financial, legal, regulatory and other aspects of such acquisition proposal and all of the terms and conditions of such acquisition proposal (including any termination or break-up fees, expense reimbursement provisions and any conditions, potential time delays or other risks to consummation), as well as any counter-offer or proposal made by Microchip pursuant to the merger agreement in a written offer capable of acceptance) would be more favorable, from a financial point of view, to the holders of common stock of SMSC in their capacities as such than the transactions contemplated by the merger agreement.

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SMSC’s Board of Directors’ Recommendation

SMSC’s board of directors resolved to recommend that the holders of shares of common stock of SMSC adopt the merger agreement in accordance with the applicable provisions of Delaware law.  SMSC’s board of directors also agreed to include its recommendation in this proxy statement.

SMSC’s board of directors also agreed that, from the date of the merger agreement until the consummation of the merger or its earlier termination, neither SMSC’s board of directors nor any committee thereof will:

•	withdraw, amend or modify (or publicly propose to withhold, withdraw, amend or modify) in a manner adverse to Microchip or Merger Sub, the recommendation of SMSC’s board of directors;

•	approve, endorse, adopt or recommend (or publicly propose to approve, endorse, adopt or recommend) any acquisition proposal or superior proposal;

•
fail to recommend against acceptance of any tender offer or exchange offer for the common stock of SMSC that constitutes an acquisition proposal within ten business days after the commencement of such offer; or

•	resolve or publicly propose to take any of the foregoing actions.

The foregoing restrictions notwithstanding, at any time prior to the adoption of the merger agreement by SMSC’s stockholders, and after complying with the obligations described in the next paragraph, SMSC’s board of directors may take the actions in the preceding paragraph (which we refer to in this proxy statement as a “recommendation change”) if and only if:

•
SMSC’s board of directors receives a superior proposal and determines in good faith (after consultation with outside legal counsel) that the failure to effect a recommendation change would reasonably be likely to constitute a breach of its fiduciary duties to stockholders of SMSC under Delaware law; or

•
a material fact, event, change, development or set of circumstances (which we refer to in this proxy statement as an “intervening event”) with respect to the business, operations, financial condition or results of operations of SMSC or any of its subsidiaries (and not relating in any way to (i) an acquisition proposal or (ii) any fluctuation in the market price or trading volume of the common stock of SMSC, in and of itself) that was not known to (or reasonably foreseeable by) SMSC’s board of directors as of or prior to the date of the merger agreement has occurred and is continuing, and SMSC’s board of directors determines in good faith (after consultation with outside legal counsel) that the failure to effect a recommendation change would be reasonably likely to constitute a breach of its fiduciary duties to stockholders of SMSC under Delaware law.

Prior to effecting a recommendation change, SMSC must give Microchip at least four business days’ notice of its intention to take such action, which notice must include:

•
in the case of a superior proposal, the most current version of the proposed definitive agreement and, to the extent not included therein, all material terms and conditions of the superior proposal and the identity of the person making such superior proposal; or

•	in the case of an intervening event, a written explanation of SMSC’s board of directors’ basis and rationale for proposing to effect the recommendation change.

In addition, prior to effecting a recommendation change, (i) SMSC must cause its financial and legal advisors to, during the notice period, negotiate with Microchip in good faith any modifications to the terms and conditions of the merger agreement proposed by Microchip, and (ii) Microchip must not have made, within the notice period, a written proposal capable of acceptance that SMSC’s board of directors determines in good faith (after consultation with its financial advisor and its outside legal counsel):

•	in the case of a superior proposal, is at least as favorable, from a financial point of view, to stockholders of SMSC, in their capacity as such, as such superior proposal; or

•	in the case of an intervening event, would obviate the need for SMSC’s board of directors to effect the recommendation change.

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If at any time there is a material revision to the terms of a superior proposal, including any revision in price, SMSC must give Microchip a new notice, and a new four business day notice period will commence during which period SMSC will be obligated to take the actions described in the immediately preceding paragraph.

The merger agreement does not prohibit SMSC’s board of directors from taking and disclosing to stockholders of SMSC a position contemplated by Rule 14e-2(a) under the Exchange Act or complying with the provisions of Rule 14d-9 under the Exchange Act (including by issuing a “stop, look and listen” statement).  However, any statement made by SMSC’s board of directors pursuant to Rule 14e-2(a) under the Exchange Act or Rule 14d-9 under the Exchange Act other than a “stop, look and listen” communication of the type contemplated by Section 14d-9(f) of the Exchange Act or any similar communication to stockholders of SMSC will be deemed to be a recommendation change unless SMSC’s board of directors expressly publicly reaffirms its recommendation in such communication.

Indemnification and Insurance

For six years after the effective time of the merger:

•
Microchip will cause the surviving corporation and its subsidiaries to honor and fulfill in all respects the obligations of SMSC and its subsidiaries under their respective certificates of incorporation and bylaws (and other similar organizational documents) and all agreements for indemnification, exculpation of liability or advancement of expenses, in effect as of the date of the merger agreement between SMSC or any of its subsidiaries and any of their respective current or former directors and officers or any person who becomes a director or officer prior to the effective time of the merger; and

•
Microchip will cause the certificate of incorporation and bylaws of the surviving corporation and its subsidiaries to contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of SMSC and its subsidiaries than are presently set forth in the certificate of incorporation and bylaws of SMSC and its subsidiaries.

For a period of six years after the effective time of the merger, Microchip and the surviving corporation will maintain in effect SMSC’s current directors’ and officers’ liability insurance (which we refer to in this proxy statement as the “D&O insurance”) in respect of acts or omissions occurring at or prior to the effective time of the merger, covering each person covered by the D&O insurance immediately prior to the effective time of the merger, on terms with respect to the coverage and amounts no less favorable than those of the D&O insurance in effect on the date of the merger agreement.  Alternatively, the surviving corporation may substitute policies of Microchip, the surviving corporation or any of their respective subsidiaries containing terms with respect to coverage and amounts no less favorable to such persons than the D&O insurance.  In satisfying the foregoing obligations with respect to the D&O insurance, Microchip and the surviving corporation will not be obligated to pay annual premiums in excess of 200% of the amount paid by SMSC for coverage for its last full fiscal year but, if the annual premiums exceed such amount, Microchip and the surviving corporation will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding 200% of the amount paid by SMSC for coverage for its last full fiscal year.

Notwithstanding the foregoing, prior to the Effective Time, SMSC may purchase a six-year “tail” prepaid policy on the D&O insurance on terms and conditions no less favorable, in the aggregate, than the D&O insurance and for an amount not to exceed 300% of the amount paid by SMSC for coverage for its last full fiscal year.  In the event that SMSC does not purchase such a tail policy, Microchip may do so on terms and conditions no less favorable, in the aggregate, than the D&O insurance. In the event that either SMSC or Microchip purchases such a tail policy prior to the effective time of the merger, Microchip and the surviving corporation will maintain such tail policy in full force and effect and continue to honor their respective obligations thereunder, in lieu of their obligation to maintain in effect the D&O insurance.

Employee Plans and Benefits

The merger agreement provides that:

•
SMSC will terminate its 401(k) plan, effective as of the day immediately prior to the date of the consummation of the merger, and Microchip will permit Company employees to transfer their account balances into Microchip’s 401(k) plan when distributed from the Company’s terminated plan, including any outstanding participant loans, unless doing so would adversely affect the tax-qualified status of Microchip’s 401(k) plan;

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•
SMSC will terminate (i) all current offering periods under its employee stock purchase plan within 30 days following May 1, 2012, and all accumulated payroll deductions as of such termination date will be returned to participants and (ii) its employee stock purchase plan as of the close of business as of the day immediately prior to the date of the consummation of the merger;

•
Immediately prior to the consummation of the merger, the Company will pay a prorated stub bonus to participants in its Management Incentive Plan, Selected Officer Management Incentive Plan, Employee Incentive Plan and Sales Incentive Plan based on the Company’s reasonable estimate of the extent to which it projects that the performance targets otherwise applicable to such bonus would have been achieved, subject to and otherwise determined in accordance with the terms of the merger agreement; and

•
Prior to the consummation of the merger, SMSC is required to request that each participant in its Supplemental Executive Retirement Plan consent to an accelerated payout of their benefits thereunder in the form of a single lump sum as soon as practicable following the consummation of the merger.

Reasonable Best Efforts

Upon the terms and subject to the conditions set forth in the merger agreement, each of Microchip, Merger Sub and SMSC will use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party or parties to the merger agreement in doing, all things reasonably necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by the merger agreement, including using reasonable best efforts to:

•	cause the conditions to the merger to be satisfied or fulfilled;

•
obtain all necessary consents, waivers and approvals under any material contracts, leases or intellectual property agreements to which SMSC or any of its subsidiaries is a party in connection with the merger agreement and the consummation of the transactions contemplated by the merger agreement so as to maintain and preserve the benefits under such contracts following the consummation of the transactions contemplated by the merger agreement;

•
obtain all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from governmental entities, the expiration or termination of any applicable waiting periods and making all necessary registrations, declarations and filings (including registrations, declarations and filings with governmental entities, if any); and

•	execute or deliver any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, the merger agreement.

As soon as may be reasonably practicable following the execution and delivery of the merger agreement, each of Microchip and SMSC will file with the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to the merger agreement and the transactions contemplated by the merger agreement as required by the HSR Act (and each of Microchip and SMSC will use reasonable best efforts to file such Form within ten business days following the execution and delivery of the merger agreement), as well as comparable pre-merger notification filings, forms and submissions with any foreign governmental entity that may be required by the antitrust laws of any applicable foreign jurisdiction. Each of Microchip and SMSC will promptly:

•	cooperate and coordinate with the other in the making of such filings;

•	supply the other with any information that may be required in order to effectuate such filings;

•	supply any additional information that reasonably may be required or requested by the FTC, the DOJ or the competition or merger control authorities of any other applicable jurisdiction; and

•	share equally all filing fees and expenses incurred in connection with such filings.

Each party will promptly inform the other of any communication from any governmental entity regarding any of the transactions contemplated by the merger agreement.  If Microchip, Merger Sub, SMSC or any affiliate thereof receives a request for additional information or documentary material from any such governmental entity with respect to the transactions contemplated by the merger agreement, then such party will use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request.  Subject to applicable law, no filing of, or amendment or supplement to, or written correspondence, with any governmental entity with respect to such antitrust laws will be made by SMSC or Microchip without providing the other a reasonable opportunity to review and comment thereon.

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In the event that any “control share acquisition,” “fair price,” “moratorium” or other anti-takeover law is or becomes applicable to the merger agreement or any of the transactions contemplated by the merger agreement, SMSC, at the direction of SMSC’s board of directors, will use reasonable best efforts to ensure that the transactions contemplated by the merger agreement may be consummated as promptly as practicable on the terms and subject to the conditions set forth in the merger agreement, and otherwise to minimize the effect of such statute or regulation on the merger agreement and the transactions contemplated thereby.

Neither Microchip nor Merger Sub will:

•	have any obligation to litigate or contest any administrative or judicial action or proceeding or any decree, judgment, injunction or other order, whether temporary, preliminary or permanent; or

•	be under any obligation to make proposals, execute or carry out agreements, enter into consent decrees or submit to orders providing for an antitrust restraint.

An “antitrust restraint” is defined to mean (i) the sale, divestiture, license or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of Microchip or any of its affiliates or SMSC or any of its subsidiaries, (ii) the imposition of any limitation or regulation on the ability of Microchip or any of its affiliates to freely conduct their business or own such assets, or (iii) the holding separate of the shares of common stock of SMSC or any limitation or regulation on the ability of Microchip or any of its affiliates to exercise full rights of ownership of the shares of common stock of SMSC, other than any sale, divestiture, license, disposition, holding separate, limitation or regulation that would be immaterial to Microchip and/or SMSC and their respective subsidiaries, taken as a whole.

Other Covenants and Agreements

Microchip and SMSC have made certain other covenants to and agreements with each other regarding various other matters, including:

•	Microchip’s access to SMSC’s information and Microchip’s agreement to keep the information provided to it confidential;

•
an obligation of SMSC to notify Microchip of any inaccuracy in SMSC’s representations or warranties in the merger agreement, any failure of SMSC to comply with any covenant to be complied with by it under the merger agreement or any litigation against SMSC or any of its directors by any stockholder of SMSC relating to the merger agreement or the transactions contemplated thereby;

•
an obligation to obtain the other party’s consent before making any press release, public statement, written communication to employees that would reasonably be expected to be filed with the SEC or any oral communication to more than 50 employees, in each case with respect to the merger agreement or the transactions contemplated thereby; and

•	the obligations of Merger Sub.

Conditions to the Merger

Conditions to the Obligations of Each Party. The respective obligations of Microchip, Merger Sub and SMSC to consummate the merger will be subject to the satisfaction or waiver (where permissible under applicable law) prior to the effective time of the merger, of each of the following conditions:

•	adoption of the merger by the affirmative vote of holders of at least a majority of the outstanding shares of common stock of SMSC;

•	expiration or termination of all applicable waiting periods (and extensions thereof) under the HSR Act;

•	receipt of additional antitrust clearances in China, Germany, Korea and Turkey;

•
absence of any law that has been enacted, issued, promulgated, entered, enforced or deemed applicable to the merger by any governmental entity of competent jurisdiction, which law is in effect and has the effect of making the merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the merger in any jurisdiction; and

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•
absence of any order (whether temporary, preliminary or permanent) issued or granted by any governmental entity of competent jurisdiction that has the effect of making the merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the merger in any jurisdiction.

Additional Conditions to the Obligations of SMSC. The obligations of SMSC to consummate the merger will also be subject to the satisfaction or waiver (where permissible under applicable law) prior to the effective time of the merger, of each of the following conditions, any of which may be waived (in writing) exclusively by SMSC:

•
the truth and correctness in all respects (disregarding all “Material Adverse Effect” and materiality qualifications and other qualifications based on the word “material” contained in such representations and warranties) of Microchip’s and Merger Sub’s representations and warranties in the merger agreement, as of the date of the merger agreement and on and as of the date of the closing of the merger (except for those representations and warranties which address matters only as of a particular date, the truth and correctness of which will be determined as of such particular date), except for any failure to be so true and correct that, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on the ability of Microchip or Merger Sub to timely consummate the merger and the other transactions contemplated by the merger agreement;

•
Microchip’s and Merger Sub’s performance in all material respects of all of their respective obligations under the merger agreement required to be performed at or prior to the date of the closing of the merger and Microchip’s and Merger Sub’s compliance in all material respects with all covenants or other agreements of Microchip and Merger Sub required to be performed or complied with by them under the merger agreement; and

•	the receipt by SMSC of a certificate on behalf of Microchip and Merger Sub certifying as to the satisfaction of the foregoing two conditions.

Additional Conditions to the Obligations of Microchip and Merger Sub. The obligations of Microchip and Merger Sub to consummate the merger will also be subject to the satisfaction or waiver (where permissible under applicable law) prior to the effective time of the merger, of each of the following conditions, any of which may be waived (in writing) exclusively by Microchip and Merger Sub:

•
the truth and correctness in all material respects of SMSC’s representations and warranties concerning (i) the organization and standing of SMSC, (ii) the authority to enter into the merger agreement and certain actions by SMSC’s board of directors and the enforceability of the merger agreement, (iii) the absence of any broker’s fees in connection with the transactions contemplated by the merger agreement other than to Qatalyst Partners, (iv) the delivery of a fairness opinion by Qatalyst Partners, and (v) the inapplicability of anti-takeover statutes to the merger and the absence of a stockholders rights plan, in each case as of the date of the merger agreement and on and as of the date of the closing of the merger (except for those representations and warranties which address matters only as of a particular date, the truth and correctness of which will be determined as of such particular date);

•
the truth and correctness of SMSC’s representations and warranties concerning its capitalization, as of the date of the merger agreement and as of the date of the closing of the merger (except for those representations and warranties which address matters only as of a particular date, the truth and correctness of which will be determined as of such particular date), except for any failure to be so true and correct in all but a de minimis amount;

•
the truth and correctness in all respects (disregarding all “Material Adverse Effect” and materiality qualifications and other qualifications based on the word “material” contained in such representations and warranties) of SMSC’s other representations and warranties in the merger agreement, as of the date of the merger agreement and on and as of the date of the closing of the merger (except for those representations and warranties which address matters only as of a particular date, the truth and correctness of which will be determined as of such particular date), except for any failure to be so true and correct that, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect or to prevent, materially delay or materially impair the ability of SMSC to consummate the transaction contemplated by the merger agreement in accordance with the terms of the merger agreement and applicable law;

•
SMSC’s performance in all material respects of all of its obligations under the merger agreement required to be performed at or prior to the date of the closing of the merger and SMSC’s compliance in all material respects with all covenants or other agreements of SMSC required to be performed or complied with by it under the merger agreement;

•	the absence of a “Material Adverse Effect” upon SMSC;

•	the receipt by Microchip of a certificate on behalf of SMSC certifying as to the satisfaction of the foregoing five conditions; and

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•	the absence of any pending legal proceeding by a governmental entity seeking to (i) enjoin, restrain or prohibit the consummation of the merger or (ii) impose any antitrust restraint.

Please refer to the section entitled “—Representations and Warranties” beginning on page 50 of this proxy statement for the definition of “Material Adverse Effect.”

Termination of the Merger Agreement

SMSC and Microchip may terminate the merger agreement by mutual written consent at any time before the effective time of the merger. In addition, with certain exceptions, either SMSC or Microchip may terminate the merger agreement at any time before the consummation of the merger if:

•	the merger agreement was not adopted by the stockholders of SMSC with the requisite vote at the Special Meeting or at any adjournment or postponement of the Special Meeting;

•
any governmental entity of competent jurisdiction has enacted, issued, promulgated, entered, enforced or deemed applicable to any of the transactions contemplated by the merger agreement, including the merger, any law that is in effect and has the effect of making the consummation of the merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the merger in any jurisdiction;

•
any governmental entity of competent jurisdiction has issued or granted any order that has the effect of making the merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the merger, and such order has become final and nonappealable;

•
the effective time of the merger has not occurred on or before October 2, 2012 or, if on such date all conditions to the merger are satisfied other than (i) those conditions that by their terms are to be satisfied at the closing of the merger and (ii) those conditions pertaining to antitrust matters, then neither SMSC nor Microchip may terminate the merger agreement until February 1, 2013 (however, this termination right will not be available to any party whose action or failure to fulfill any obligation under the merger agreement has been the principal cause of or resulted in the failure of the effective time of the merger to have occurred on or before such dates);

SMSC may also terminate the merger agreement:

•
if Microchip or Merger Sub has breached any of its covenants or agreements in the merger agreement or if any of the representations and warranties of Microchip and Merger Sub in the merger agreement were inaccurate when made or become inaccurate, and such breach or inaccuracy (i) would give rise to the failure of a condition to SMSC’s obligation to consummate the merger and (ii) if curable by Microchip or Merger Sub through the exercise of commercially reasonable efforts, is not cured within 30 days after delivery of written notice to Microchip of such breach or inaccuracy; or

•
to concurrently enter into a definitive agreement to effect a superior proposal if (i) SMSC’s stockholders have not yet adopted the merger agreement, (ii) SMSC has satisfied the specified requirements and conditions concerning notification of a recommendation change and negotiation with Microchip as described above in the section entitled “—SMSC’s Board of Directors’ Recommendation” beginning on page 56 of this proxy statement and (iii) concurrently with the termination of the merger agreement, SMSC pays to Microchip the termination fee as described below in the section entitled “—Termination Fee” beginning on page 62 of this proxy statement.

Microchip may also terminate the merger agreement if:

•
SMSC has breached any of its covenants or agreements in the merger agreement or if any of the representations and warranties of SMSC in the merger agreement were inaccurate when made or become inaccurate, and such breach or inaccuracy (i) would give rise to the failure of a condition to Microchip’s or Merger Sub’s obligation to consummate the merger and (ii) if curable by SMSC through the exercise of commercially reasonable efforts, is not cured within 30 days after delivery of written notice to SMSC of such breach or inaccuracy; or

•	any of the following has occurred (each of which we refer to in this proxy statement as a “triggering event”):

o
SMSC has breached (or is deemed to have breached) the non-solicitation provisions of the merger agreement in any material respect, without regard as to whether such breach results in an acquisition proposal;

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o	SMSC’s board of directors or any committee thereof has effected a recommendation change;

o	SMSC has failed to include SMSC’s board of directors’ recommendation in this proxy statement;

o
SMSC has entered into a letter of intent, memorandum of understanding or contract (other than a confidentiality agreement contemplated by the non-solicitation provisions of the merger agreement) contemplating or otherwise relating to an acquisition transaction (whether or not a superior proposal); or

o
SMSC’s board of directors has failed to unconditionally reaffirm (publicly, if so requested by Microchip or Merger Sub) SMSC’s board of directors’ recommendation within five business days after Microchip or Merger Sub delivers to SMSC a request in writing to do so after an acquisition proposal is publicly announced or becomes publicly known (however, SMSC’s board of directors will not be required to make any such reaffirmation (i) prior to ten business days after the initial acquisition proposal is received by SMSC or (ii) during any notice period to Microchip relating to the intention to effect a recommendation change or an intervening event).

Termination Fee

SMSC has agreed to pay to Microchip a fee of $32.85 million if:

•	a triggering event occurs;

•	SMSC terminates the merger agreement to concurrently enter into a definitive agreement to effect a superior proposal; or

•	all of the following occur:

o
the merger agreement is terminated (i) by SMSC or Microchip because the merger agreement is not adopted by the stockholders of SMSC at the Special Meeting or (ii) by Microchip due to a breach or inaccuracy of the covenants, agreements, representations or warranties of SMSC in the merger agreement;

o
an acquisition proposal is publicly announced, becomes publicly known or is communicated or otherwise made known to SMSC, after the date of the merger agreement and prior to (i) the Special Meeting or (ii) the breach or inaccuracy that forms the basis for the termination of the merger agreement, as applicable; and

o
within 12 months following the termination of the merger agreement, SMSC enters into a letter of intent, memorandum of understanding or contract providing for, or consummates, any acquisition transaction (except that each reference in the definition of “acquisition transaction” in the merger agreement to “15%” or “85%” will instead be “50%”).

Specific Performance

SMSC, Microchip and Merger Sub are entitled to equitable relief without the requirement of posting a bond or other security, including to an injunction or injunctions to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement in any court of the United States or any state having jurisdiction. Specific performance is in addition to any other remedy to which the parties are entitled at law or in equity.

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THE VOTING AGREEMENTS

The summary of the material provisions of the voting agreements below and elsewhere in this proxy statement is qualified in its entirety by reference to the form of voting agreement, a copy of which is attached as Annex D to this proxy statement.

In connection with the execution of the merger agreement, each of the directors and named executive officers of SMSC and certain other employees of SMSC, in his or her capacity as a stockholder of SMSC, has entered into a voting agreement with Microchip pursuant to which he or she has agreed to vote all of his or her shares of SMSC common stock in favor of the adoption of the merger agreement.  As of the record date, the individuals who entered into a voting agreement with Microchip collectively beneficially owned in the aggregate approximately 327,003 shares of SMSC common stock, or approximately 1.42% of SMSC’s outstanding common stock entitled to vote at the Special Meeting.

Each individual who entered into a voting agreement with Microchip agreed to vote his or her SMSC common stock at the Special Meeting:

•	in favor of adoption of the merger agreement and in favor of each of the other actions contemplated by the merger agreement and any action required in furtherance thereof;

•
against approval of any proposal made in opposition to, made in competition with, or that would result in a breach of, the merger agreement or the merger or any other transactions contemplated by the merger agreement;

•	against any of the following actions, other than those that relate to the merger and any other transactions contemplated by the merger agreement:

o	any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of or involving SMSC or any of its subsidiaries;

o	any sale, lease or transfer of all or substantially all of the assets of SMSC or any of its subsidiaries;

o	any reorganization, recapitalization, dissolution, liquidation or winding up of SMSC or any of its subsidiaries;

o	any material change in the capitalization of SMSC or any of its subsidiaries, or the corporate structure of SMSC or any of its subsidiaries;

o	any acquisition proposal with respect to SMSC; or

o
any other action that is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the merger or any other transactions contemplated by the merger agreement.

These individuals also granted Microchip a proxy to vote their shares of SMSC common stock on any of the foregoing matters at the Special Meeting.  These individuals further agreed to (i) certain restrictions on the transfer of their shares of SMSC common stock and (ii) waive and not exercise any rights of appraisal or rights to dissent from the merger that they may be entitled to under Delaware law.

If the merger agreement is terminated in accordance with its terms, these voting agreements will also terminate.

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APPRAISAL RIGHTS

Under the DGCL, you have the right to dissent from the merger and to receive payment in cash for the “fair value” of your shares of SMSC common stock as determined by the Delaware Court of Chancery, together with interest, if any, as determined by the court, but exclusive of any element of value arising from the accomplishment or expectation of the merger, in lieu of the consideration you would otherwise be entitled to pursuant to the merger agreement.  These rights are known as appraisal rights.  SMSC stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights.  We will require strict compliance with the statutory procedures.

The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed properly and in a timely manner by an SMSC stockholder in order to dissent from the merger and perfect appraisal rights.

This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex C to this proxy statement.  Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL may result in a termination or waiver of your appraisal rights.  All references in Section 262 of the DGCL and in this summary to a “stockholder” are to the record holder of shares of SMSC common stock immediately prior to the effective time of the merger as to which appraisal rights are asserted, unless otherwise indicated.

Section 262 of the DGCL requires that stockholders for whom appraisal rights are available be notified not less than 20 days before the stockholders’ meeting where the merger will be voted upon that appraisal rights will be available.  A copy of Section 262 of the DGCL must be included with such notice.  This proxy statement constitutes our notice to SMSC stockholders of the availability of appraisal rights in connection with the merger in compliance with the requirements of Section 262 of the DGCL.  If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Annex C to this proxy statement, since failure to timely and properly comply with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights under the DGCL.

If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

•
You must deliver to us a written demand for appraisal of your shares before the vote with respect to the merger agreement is taken.  This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the merger agreement.  Voting against or failing to vote for the adoption of the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL.

•
You must not vote in favor of, or consent in writing to, the adoption of the merger agreement.  A vote in favor of the adoption of the merger agreement, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal.  A proxy which does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement.  Therefore, an SMSC stockholder who votes by proxy and who wishes to exercise and perfect appraisal rights must vote against the merger agreement and the merger or abstain from voting on the merger agreement and the merger.

•
You must continue to hold your shares of SMSC common stock through the effective date of the merger.  Therefore, an SMSC stockholder who is the record holder of shares of SMSC common stock on the date the written demand for appraisal is made but who thereafter transfers the shares prior to the effective date of the merger will lose any right to appraisal with respect to such shares.

If you fail to comply with any of these conditions and the merger is completed, you will be entitled to receive the per share merger consideration, but you will have no appraisal rights with respect to your shares of SMSC common stock.

All demands for appraisal should be addressed to SMSC, 80 Arkay Drive, Hauppauge, New York 11788, Attn.:  Corporate Secretary, and must be delivered before the vote on the merger agreement is taken at the Special Meeting and should be executed by, or on behalf of, the record holder of the shares of SMSC common stock.  The demand must reasonably inform us of the identity of the SMSC stockholder and the intention of the SMSC stockholder to demand appraisal of his, her or its shares of SMSC common stock.

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To be effective, a demand for appraisal by an SMSC stockholder must be made by, or in the name of, such registered SMSC stockholder, fully and correctly, as the SMSC stockholder’s name appears on his, her or its stock certificate(s).  Beneficial owners who do not also hold the shares of SMSC common stock of record may not directly make appraisal demands to us.  The beneficial holder must, in such cases, have the registered owner, such as a bank, broker or other nominee, submit the required demand in respect of those shares.  If shares of SMSC common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary; and if the shares of SMSC common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners.  An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner.  A record owner, such as a broker, who holds shares of SMSC common stock as a nominee for others, may exercise his or her right of appraisal with respect to the shares of SMSC common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners.  In that case, the written demand should state the number of shares of SMSC common stock as to which appraisal is sought.  Where no number of shares is expressly stated, the demand will be presumed to cover all shares held in the name of the record owner.

If you hold your shares of SMSC common stock in an account with a bank, broker or other nominee and you wish to exercise appraisal rights, you are urged to consult with your bank, broker or the other nominee to determine the appropriate procedures for the making of a demand for appraisal.

Within ten days after the effective time of the merger, the surviving corporation must give written notice that the merger has become effective to each SMSC stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the adoption of the merger agreement.  At any time within 60 days after the effective time of the merger, any SMSC stockholder who has demanded an appraisal, and who has not commenced an appraisal proceeding or joined that proceeding as a named party, will have the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his, her or its shares of common stock; after this period, the SMSC stockholder may withdraw such demand for appraisal only with the written consent of the surviving corporation.  Within 120 days after the effective date of the merger, any SMSC stockholder who has complied with Section 262 of the DGCL will, upon written request to the surviving corporation, be entitled to receive a written statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which demands for appraisal rights have been received and the aggregate number of holders of such shares.  A person who is the beneficial owner of shares of common stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, request from the corporation the statement described in the previous sentence.  Such written statement will be mailed to the requesting SMSC stockholder within ten days after such written request is received by the surviving corporation or within ten days after expiration of the period for delivery of demands for appraisal, whichever is later.  Within 120 days after the effective time of the merger, but not thereafter, either the surviving corporation or any SMSC stockholder who has complied with the requirements of Section 262 of the DGCL and who is otherwise entitled to appraisal rights may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of SMSC common stock held by such stockholder.  A person who is the beneficial owner of shares of SMSC common stock held in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file the petition described in the previous sentence.  Upon the filing of the petition by an SMSC stockholder, service of a copy of such petition must be made upon SMSC, as the surviving corporation.  The surviving corporation has no obligation to file such a petition if there are dissenting SMSC stockholders.  Accordingly, the failure of an SMSC stockholder to file such a petition within the period specified could nullify the SMSC stockholder’s previously written demand for appraisal.  There is no present intent on the part of SMSC to file an appraisal petition, and SMSC stockholders seeking to exercise appraisal rights should not assume that SMSC will file such a petition or that SMSC will initiate any negotiations with respect to the fair value of such shares.  Accordingly, SMSC stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

If a petition for appraisal is timely filed by an SMSC stockholder and a copy of the petition is delivered to the surviving corporation, the surviving corporation will then be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all SMSC stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached by the surviving corporation.  After notice is made to dissenting SMSC stockholders who demanded appraisal of their shares as required by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition to determine those SMSC stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights thereunder.  The Delaware Court of Chancery may require SMSC stockholders who have demanded appraisal of their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any SMSC stockholder fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that SMSC stockholder.

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After the Delaware Court of Chancery determines which SMSC  stockholders are entitled to appraisal of their shares of SMSC common stock, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings.  Through such proceeding, the Delaware Court of Chancery will appraise the shares of SMSC common stock, determining the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value.  Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment.  When the value is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, to the SMSC  stockholders entitled to receive the same, upon surrender by such holders of the certificates representing those shares.

In determining fair value, and, if applicable, interest, the Delaware Court of Chancery is required to take into account all relevant factors.  In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “fair price obviously requires consideration of all relevant factors involving the value of a company.”

Section 262 of the DGCL provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.”  In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation.  In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”

You should be aware that the fair value of your shares of SMSC common stock as determined under Section 262 of the DGCL could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement if you did not seek appraisal of your shares.  Investment banking opinions as to the fairness from a financial point of view of the per share merger consideration payable in the merger are not necessarily opinions as to fair value under Section 262 of the DGCL.

Costs of the appraisal proceeding may be imposed upon the surviving corporation and the SMSC stockholders participating in the appraisal proceeding by the Delaware Court of Chancery as the Court deems equitable in the circumstances.  Upon the application of an SMSC stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any SMSC stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.  Any SMSC stockholder who had demanded appraisal rights will not, after the effective time of the merger, be entitled to vote shares subject to that demand for any purpose or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time of the merger; however, if no petition for appraisal is filed within 120 days after the effective time of the merger, or if the SMSC stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the terms of the merger within 60 days after the effective time of the merger, then the right of that SMSC stockholder to appraisal will cease and that SMSC stockholder will be entitled to receive the cash payment for shares of his, her or its shares of SMSC common stock pursuant to the merger agreement.  No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any SMSC stockholder without the prior approval of the Court, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that any SMSC stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party will maintain the right to withdraw its demand for appraisal and to accept the cash that such holder would have received pursuant to the merger agreement within 60 days after the effective date of the merger.

In view of the complexity of Section 262 of the DGCL, SMSC stockholders who may wish to dissent from the merger and pursue appraisal rights should consult their legal advisors.

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CURRENT MARKET PRICE OF SMSC COMMON STOCK

SMSC’s common stock is listed on NASDAQ under the symbol “SMSC.”  The number of registered stockholders of record of SMSC common stock on May 30, 2012 was 617.  Below is a summary of NASDAQ high and low closing prices of shares of SMSC common stock for each full quarterly period within the two most recent fiscal years, as reported on NASDAQ.  The closing sale price of SMSC common stock on NASDAQ on May 1, 2012, the last trading day before the date on which the transaction was publicly announced, was $26.24.  On May 30, 2012, which was the last trading day before the date of this proxy statement, the closing price for SMSC common stock on NASDAQ was $36.62 per share.  You are encouraged to obtain current market quotations for SMSC common stock in connection with voting your shares.

Period	High	Low
Fiscal 2013
1st Quarter (through May 30, 2012)	$36.88	$23.59
Fiscal 2012
1st Quarter	$27.83	$22.67
2nd Quarter	$27.78	$19.02
3rd Quarter	$25.83	$17.98
4th Quarter	$27.52	$23.15
Fiscal 2011
1st Quarter	$27.85	$19.67
2nd Quarter	$25.55	$17.80
3rd Quarter	$27.39	$18.31
4th Quarter	$30.40	$23.33

SMSC has never paid a cash dividend on its common stock.  Under the merger agreement, SMSC is prohibited from paying dividends.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Management and Directors

The following table sets forth information as of May 30, 2012, regarding the beneficial ownership of shares of SMSC common stock by each director of SMSC, by SMSC’s named executive officers, and by all current directors and executive officers of SMSC as a group.  Except as otherwise noted in the footnotes below, each person or entity identified below has sole voting and investment power with respect to such securities.  In connection with the execution of the merger agreement, each of the directors and named executive officers of SMSC and certain other employees of SMSC, in his or her respective capacity as a stockholder of SMSC, entered into a voting agreement with Microchip pursuant to which he or she has agreed to vote all of his or her shares of SMSC common stock in favor of the adoption of the merger agreement.  We currently expect that each of the directors and named executive officers will vote all of his or her shares of SMSC common stock in favor of each of the other proposals.  If the merger agreement is terminated in accordance with its terms, these voting agreements will also terminate.

	Total Shares Beneficially Owned
Name	# of Shares(1)		% of Class
Steven J. Bilodeau	41,748	(2)	*
Andrew M. Caggia	37,997	(3)	*
David J. Coller	71,799	(4)	*
Timothy P. Craig	51,374	(5)	*
Peter F. Dicks	155,480	(6)	*
James A. Donahue	84,564	(7)	*
Ivan T. Frisch	81,130	(8)	*
Dr. Kenneth Kin	3,722	(9)	*
Christine King	483,344	(10)	2.06%
Stephen C. McCluski	8,194	(11)	*
Dr. Guenter Reichart	0		*
Kris Sennesael	131,158	(12)	*
Walter Siegel	124,974	(13)	*
Roger Wendelken	25,173	(14)	*
All current directors and current executive officers as a group (15 persons)	1,308,251	(15)	5.45%

*	Less than 1%

(1)
This column includes: (1) shares under exercisable options on May 30, 2012 and options which become exercisable within 60 days thereafter and (2) phantom share units pursuant to SMSC’s Plan for Deferred Compensation in Common Stock for Outside Directors (the “Deferred Compensation Plan”).  We include exercisable options and phantom share units in the column “# of Shares” as noted, but they are excluded from the computation of percentages of shares subject to a voting agreement with Microchip noted elsewhere in this proxy statement.

(2)	Includes 24,500 shares of common stock subject to options exercisable within 60 days of May 30, 2012 and 5,522 phantom share units pursuant to the Deferred Compensation Plan.

(3)	Includes 24,500 shares of common stock subject to options exercisable within 60 days of May 30, 2012 and 2,318 phantom share units pursuant to the Deferred Compensation Plan.

(4)	Includes 52,723 shares of common stock subject to options exercisable within 60 days of May 30, 2012.

(5)	Includes 42,407 shares of common stock subject to options exercisable within 60 days of May 30, 2012 and 8,967 phantom share units pursuant to the Deferred Compensation Plan.

(6)	Includes 78,250 shares of common stock subject to options exercisable within 60 days of May 30, 2012 and 14,831 phantom share units pursuant to the Deferred Compensation Plan.

(7)	Includes 65,407 shares of common stock subject to options exercisable within 60 days of May 30, 2012 and 19,157 phantom share units pursuant to the Deferred Compensation Plan.

(8)	Includes 55,500 shares of common stock subject to options exercisable within 60 days of May 30, 2012 and 17,062 phantom share units pursuant to the Deferred Compensation Plan.

(9)	Includes 3,022 phantom share units pursuant to the Deferred Compensation Plan.

(10)	Includes 404,117 shares of common stock subject to options exercisable within 60 days of May 30, 2012.

(11)	Includes 3,500 shares of common stock subject to options exercisable within 60 days of May 30, 2012 and 4,694 phantom share units pursuant to the Deferred Compensation Plan.

(12)	Includes 90,150 shares of common stock subject to options exercisable within 60 days of May 30, 2012.

(13)	Includes 105,561 shares of common stock subject to options exercisable within 60 days of May 30, 2012.

(14)	Includes 2,950 shares of common stock subject to options exercisable within 60 days of May 30, 2012.

(15)	Includes 949,565 shares of common stock subject to options exercisable within 60 days of May 30, 2012 and 75,573 phantom share units pursuant to the Deferred Compensation Plan.

No directors or current executive officers have pledged shares of SMSC common stock pursuant to any loan or arrangement where there is an expectation that the loan or arrangement may be repaid by foreclosure or other recourse to the shares of SMSC common stock.

Security Ownership of Principal Stockholders

The following table sets forth information with respect to any person who is known to be the beneficial owner of more than 5% of the SMSC common stock.

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	Total Shares Beneficially Owned
Name and Address	# of Shares	% of Class
BlackRock Inc., 40 East 52nd Street, New York, NY 10022	2,071,445(1)	9.08%
FMR LLC, 82 Devonshire Street, Boston, MA 02109	1,847,031(2)	8.10%
The Vanguard Group, Inc., 100 Vanguard Blvd. Malvem, PA 19355	1,217,998(3)	5.33%
Mario J. Gabelli and related entities, One Corporate Center Rye, NY 10580	1,584,882(4)	7.07%

(1)
Solely based on information in a Schedule 13G/A filed with the SEC by BlackRock Inc. on February 14, 2012 for share holdings of SMSC on January 20, 2012.  The Schedule 13G/A indicates that as of January 20, 2012, BlackRock Inc. was the beneficial owner with sole dispositive power as to 2,071,445 shares, and sole voting power as to 2,071,445 of such shares.

(2)
Solely based on information in a Schedule 13G/A filed with the SEC by FMR LLC and Edward C. Johnson 3d on February 9, 2012 for share holdings of SMSC on December 31, 2011.  The Schedule 13G/A indicates that as of December 31, 2011, FMR LLC was the beneficial owner with sole dispositive power as to 1,847,031 shares, and sole voting power as to 4,800 of such shares.

(3)
Solely based on information in a Schedule 13G filed with the SEC by The Vanguard Group, Inc. on February 8, 2012 for share holdings of SMSC on December 31, 2011.  The Schedule 13G/A indicates that as of December 31, 2011, The Vanguard Group, Inc. was the beneficial owner with sole dispositive power as to 1,185,588 shares, and sole voting power as to 32,410 of such shares.

(4)
Solely based on information in a Schedule 13D filed with the SEC on May 7, 2012, as amended on May 9, 2012 and May 22, 2012, filed jointly by Mario J. Gabelli and the following related entities (collectively the “Gabelli Reporting Persons”): Gabelli Funds, LLC (“Gabelli Funds”), GAMCO Asset Management, Inc. (“GAMCO”), Gabelli Securities, Inc. (“GSI”), GGCP, Inc. (“GGCP”) and GAMCO Investors, Inc. (“GBL”), each of whose principal business office is at One Corporate Center, Rye, NY, 10580, except for GGCP, whose principal business office is at 140 Greenwich Avenue, Greenwich, CT 06830.  The Schedule 13D, as amended, indicates that as of May 21, 2012, Gabelli Funds was the beneficial owner with sole dispositive power as to 746,100 shares, and sole voting power as to 746,100 of such shares; GAMCO was the beneficial owner with sole dispositive power as to 611,800 shares, and sole voting power as to 551,800 of such shares; GSI was the beneficial owner with sole dispositive power as to 210,482 shares, and sole voting power as to 210,482of such shares; GGCP was the beneficial owner with sole dispositive power as to 15,000 shares, and sole voting power as to 15,000 of such shares; and GBL was the beneficial owner with sole dispositive power as to 1,500 shares, and sole voting power as to 1,500 of such shares.  GGCP, Inc. is the manager and a member of GGCP Holdings LLC, which is the controlling shareholder of GBL.  GAMCO and Gabelli Funds are both wholly-owned subsidiaries of GBL and GSI is a majority-owned subsidiary of GBL.  Mr. Gabelli is the controlling stockholder, Chief Executive Officer and a director of GGCP, Inc. and Chairman and Chief Executive Officer of GBL, as well as a member of GGCP Holdings LLC.  As such, Mr. Gabelli is in a position indirectly to determine the investment and voting decisions made by each of the Gabelli Reporting Persons.

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WHERE YOU CAN FIND MORE INFORMATION

SMSC files annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.  You may also obtain free copies of the documents we file with the SEC by going to the Investor Relations page of our corporate website at www.smsc.com.  Our website address is provided as an inactive textual reference only.  The information provided on our website is not part of this proxy statement, and therefore is not incorporated herein by reference.

Statements contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC.  The SEC allows us to “incorporate by reference” into this proxy statement documents we file with the SEC.  This means that we can disclose important information to you by referring you to those documents.  The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information.  We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the Special Meeting (in each case, other than information and exhibits “furnished” to and not “filed” with the SEC in accordance with SEC rules and regulations):

•	Annual Report on Form 10-K for the fiscal year ended February 29, 2012 (filed on April 23, 2012).

•	Current Report filed on Form 8-K dated May 1, 2012 (filed on May 2, 2012).

   Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this proxy statement or other information concerning us, without charge, by written or telephonic request directed to Standard Microsystems Corporation, Attn:  Investor Relations, 80 Arkay Drive, Hauppauge, New York 11788, telephone (631) 434-1348, on the Investor Relations page of our corporate website at www.smsc.com or from the SEC through the SEC’s website at the address provided above.  Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION.  YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING.  WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT.  THIS PROXY STATEMENT IS DATED MAY 31, 2012.  YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

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COMMUNICATIONS

Will there be a 2012 Annual Meeting of SMSC stockholders?

If the merger is consummated prior to our 2012 Annual Meeting of Stockholders, SMSC will not have public stockholders, and there will be no public participation in any future meetings of stockholders.  However, if the merger is not consummated prior to our 2012 Annual Meeting of Stockholders the deadlines set forth below will apply to the submission of stockholder proposals to be considered at our 2012 Annual Meeting of Stockholders.

What is the deadline and how do I submit nominations to SMSC’s board of directors?

Any SMSC stockholder wishing to nominate a candidate for election to the SMSC board of directors at the 2012 Annual Meeting of Stockholders is required to give written notice addressed to the Corporate Secretary, Standard Microsystems Corporation, 80 Arkay Drive, Hauppauge, New York 11788, of his or her intention to make such a nomination.  The notice of nomination must be received by SMSC’s Corporate Secretary at the address above between April 29, 2012 and May 29, 2012.

The notice of nomination is required to contain certain information about both the nominee and the SMSC stockholder making the nomination as set forth in SMSC’s amended and restated bylaws.  In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASDAQ Rule 5605(a)(2), or, alternatively, a statement that the recommended candidate would not be so barred.  A nomination that does not comply with the above requirements will not be considered.

What is the deadline and how do I submit proposals for the 2012 Annual Meeting?

Any SMSC stockholder who intends to present a proposal at SMSC’s 2012 Annual Meeting of Stockholders must send the proposal to:  Corporate Secretary, Standard Microsystems Corporation, 80 Arkay Drive, Hauppauge, New York 11788.  If a stockholder intends to present a proposal at SMSC’s 2012 Annual Meeting of Stockholders and have it included in SMSC’s proxy materials for that meeting, the proposal must have been received by SMSC no later than February 15, 2012, and must have complied with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  SMSC is not obligated to include any stockholder proposal in its proxy materials for the 2012 Annual Meeting of Stockholders if the proposal was received after February 15, 2012.

How can I communicate with SMSC’s board of directors?

All communications to SMSC’s board of directors, Chairman of the Board, the non-management directors or any individual director, must be in writing and addressed to them c/o Corporate Secretary, Standard Microsystems Corporation, 80 Arkay Drive, Hauppauge, New York 11788, or by email to smscboard@smsc.com.

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OTHER MATTERS

SMSC’s board of directors knows of no other business to be transacted at the Special Meeting, but if any other matters do come before the meeting, it is the intention of the persons named in the accompanying proxy to vote or act with respect to them in accordance with their best judgment.

Manner and Cost of Proxy Solicitation

SMSC pays the cost of soliciting proxies.  In addition to mailing proxies, officers, directors and regular employees of SMSC, acting on its behalf, may solicit proxies by telephone, personal interview or other electronic means.  You may also be solicited by means of press releases issued by SMSC and advertisements in periodicals.  Also, SMSC has retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for the Special Meeting customary fees and reasonable out-of-pocket expenses.  SMSC will, at its expense, request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

Reduce Duplicate Proxy Materials

The SEC rules permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single annual report or proxy statement, as applicable, addressed to those security holders.  This process, which is commonly referred to as “householding,” potentially provides extra convenience for security holders and cost savings for companies.

A number of brokers with accountholders who are SMSC stockholders will be “householding” to reduce duplicate mailings of our proxy materials.  As indicated in the notice provided by these brokers to SMSC stockholders, a single set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder.  Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker or call 1-800-579-1639, email:  sendmaterials@proxyvote.com, or write us at Corporate Secretary, Standard Microsystems Corporation, 80 Arkay Drive, Hauppauge, New York 11788.

SMSC stockholders who currently receive multiple copies of the proxy statement at their address and would like to request to receive only one should contact their broker.

By order of the board of directors of SMSC,

Walter Siegel
Senior Vice President, General Counsel and Secretary
Standard Microsystems Corporation

PROXY STATEMENT

72

Location for the Special Meeting of SMSC Stockholders:
Offices of Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza, 39th Floor
New York, New York 10006
(212) 225 2000
July 10, 2012 at 10:00 a.m., local time

PROXY STATEMENT

73

ANNEX A

AGREEMENT AND PLAN OF MERGER

by and among

MICROCHIP TECHNOLOGY INCORPORATED

MICROCHIP TECHNOLOGY MANAGEMENT CO.

and

STANDARD MICROSYSTEMS CORPORATION

Dated as of May 1, 2012

	Article I
	DEFINITIONS & INTERPRETATIONS

1.1	Certain Definitions	2
1.2	Additional Definitions	11
1.3	Certain Interpretations	13

	Article II
	THE MERGER

2.1	The Merger	14
2.2	The Effective Time	14
2.3	The Closing	14
2.4	Effect of the Merger	15
2.5	Certificate of Incorporation and Bylaws	15
2.6	Directors and Officers	15
2.7	Effect on Capital Stock	16
2.8	Exchange of Certificates	17
2.9	No Further Ownership Rights in Company Common Stock	19
2.10	Lost, Stolen or Destroyed Certificates	19
2.11	Taking of Necessary Action; Further Action	19

	Article III
	REPRESENTATIONS AND WARRANTIES OF THE COMPANY

3.1	Organization and Standing	20
3.2	Subsidiaries	20
3.3	Authorization	21
3.4	Capitalization	22
3.5	Non-contravention; Required Consents	24
3.6	SEC Reports	25
3.7	Financial Statements	26
3.8	Proxy Statement	27
3.9	No Undisclosed Liabilities	28
3.10	Absence of Certain Changes	28
3.11	Material Contracts	28
3.12	Compliance with Applicable Law	31
3.13	Permits	31
3.14	Litigation	31
3.15	Customers and Suppliers	32
3.16	Taxes	32
3.17	Environmental Matters	35
3.18	Employee Benefit Plans	35
3.19	Labor Matters	38
3.20	Real Property	39
3.21	Assets; Personal Property	40
3.22	Intellectual Property	40
3.23	Export Control and Import Laws	44

- i -

3.24	Insurance	45
3.25	Anti-Bribery Laws	45
3.26	Related Party Transactions	45
3.27	Brokers; Fees and Expenses	45
3.28	Opinion of Financial Advisors	45
3.29	State Anti-Takeover Statutes; No Rights Plan	46
3.30	No Other Representations or Warranties	46

	Article IV
	REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

4.1	Organization and Standing	46
4.2	Authorization	46
4.3	Non-contravention; Required Consents	47
4.4	Litigation	47
4.5	Proxy Statement	48
4.6	Operations of Merger Sub	48
4.7	Section 203 of the DGCL	48
4.8	Funds	48

	Article V
	INTERIM CONDUCT OF BUSINESS

5.1	Affirmative Obligations of the Company	48
5.2	Negative Obligations of the Company	48

	Article VI
	ADDITIONAL AGREEMENTS

6.1	No Solicitation	51
6.2	Company Board Recommendation; Intervening Events	53
6.3	Company Stockholders’ Meeting	55
6.4	Proxy Statement	56
6.5	Reasonable Best Efforts to Complete	58
6.6	Access	59
6.7	Notification	60
6.8	Certain Litigation	61
6.9	Confidentiality	61
6.10	Public Disclosure	61
6.11	Company Compensatory Awards	62
6.12	Employee Matters	65
6.13	Directors’ and Officers’ Indemnification and Insurance	68
6.14	Obligations of Merger Sub	69
6.15	Director and Officer Resignations	69
6.16	Proprietary Information Agreements	70

	Article VII
	CONDITIONS TO THE MERGER

7.1	Conditions to the Obligations of Each Party to Effect the Merger	70

- ii -

7.2	Additional Conditions to the Obligations of Parent and Merger Sub to Effect the Merger	70
7.3	Additional Conditions to the Obligations of the Company to Effect the Merger	72

	Article VIII
	TERMINATION, AMENDMENT AND WAIVER

8.1	Termination	73
8.2	Notice of Termination; Effect of Termination	75
8.3	Fees and Expenses	75
8.4	Amendment	76
8.5	Extension; Waiver	77

	Article IX
	GENERAL PROVISIONS

9.1	Survival of Representations, Warranties and Covenants	77
9.2	Notices	77
9.3	Assignment	78
9.4	Entire Agreement	78
9.5	Third Party Beneficiaries	79
9.6	Severability	79
9.7	Other Remedies	79
9.8	Specific Performance	79
9.9	Governing Law	79
9.10	Consent to Jurisdiction	80
9.11	Waiver of Jury Trial	80
9.12	Counterparts	80

- iii -

INDEX OF ANNEXES

Annex A	– Form of Voting Agreement

iv

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of May 1, 2012, by and among MICROCHIP TECHNOLOGY INCORPORATED, a Delaware corporation (“Parent”), MICROCHIP TECHNOLOGY MANAGEMENT CO., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and STANDARD MICROSYSTEMS CORPORATION, a Delaware corporation (the “Company”).  All capitalized terms used in this Agreement shall have the respective meanings ascribed thereto in Article I.

W I T N E S S E T H:

WHEREAS, it is proposed that Merger Sub will merge with and into the Company (the “Merger”), and each share of common stock, par value $0.10 per share, of the Company (the “Company Common Stock”) that is then outstanding will thereupon be cancelled and converted into the right to receive cash, without interest, in an amount equal to Thirty Seven Dollars ($37.00) (the “Merger Consideration”), all upon the terms and subject to the conditions set forth herein.

WHEREAS, the Board of Directors of the Company (the “Company Board”) unanimously has (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, (ii) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to and in the best interests of the Company and its stockholders, (iii) approved this Agreement and the transactions contemplated hereby, including the Merger, and (iv) resolved to recommend that the Company stockholders adopt this Agreement, all upon the terms and subject to the conditions set forth herein.

WHEREAS, the Boards of Directors of Parent and Merger Sub unanimously have (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, and (ii) approved this Agreement and the transactions contemplated hereby, including the Merger, all upon the terms and subject to the conditions set forth herein.

WHEREAS, concurrently with the execution and delivery of this Agreement, as a condition and inducement to the willingness of Parent and Merger Sub to enter into this Agreement, each of the directors and certain officers of the Company, in their respective capacities as stockholders of the Company, have entered into Voting Agreements with Parent substantially in the form attached hereto as Annex A (each, a “Voting Agreement” and collectively, the “Voting Agreements”).

NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties, covenants and agreements set forth herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, Parent, Merger Sub and the Company hereby agree as follows:

ARTICLE I
DEFINITIONS & INTERPRETATIONS

1.1           Certain Definitions.  For all purposes of and under this Agreement, the following capitalized terms shall have the following respective meanings:

“Acquisition Proposal” means any offer, proposal or indication of interest from any Third Party relating to any Acquisition Transaction.

“Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by this Agreement) involving: (a) any acquisition or purchase by any Third Party, directly or indirectly, of fifteen percent (15%) or more of any class of outstanding voting or equity securities of the Company, or any tender offer or exchange offer that, if consummated, would result in any Third Party beneficially owning fifteen percent (15%) or more of any class of outstanding voting or equity securities of the Company; (b) any merger, consolidation, share exchange, business combination, joint venture or other similar transaction involving the Company pursuant to which the stockholders of the Company immediately preceding such transaction hold less than eighty-five percent (85%) of the equity interests in the surviving or resulting entity of such transaction; (c) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of fifteen percent (15%) or more of the assets of the Company or any of its Subsidiaries (measured by the lesser of book or fair market value thereof as of the last day of the Company’s last fiscal year); (d) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or (e) any combination of the foregoing.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person.  For purposes of the immediately preceding sentence, the term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Antitrust Laws” means applicable federal, state, local or foreign antitrust, competition, premerger notification or trade regulation laws, regulations or Orders.

“Applicable Law” means, with respect to any Person, any international, national, federal, state, local, municipal or other law (statutory, common or otherwise), constitution, treaty, convention, resolution, ordinance, directive, code, edict, decree, rule, regulation, ruling or other similar requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity that is binding upon or applicable to such Person, as amended unless expressly specified otherwise.

“Balance Sheet” means the consolidated balance sheet of the Company and its Subsidiaries as of February 29, 2012 that is set forth in the Annual Report on Form 10-K of the Company for the fiscal year ended February 29, 2012 filed with the SEC.

“Business Day” means any day, other than a Saturday, Sunday or any day that is a legal holiday under the Laws of the State of Arizona or New York or is a day on which banking institutions located in such States are authorized or required by Applicable Law or other action by a Governmental Entity to close.

“Business Facility” means any property including the land, improvements, soil, soil gas, indoor air, groundwater, and surface water that is or at any time has been owned, operated, occupied, controlled or leased by the Company, its Subsidiaries or any of their predecessors in connection with the operation of their respective business.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute thereto.

“Company Capital Stock” means the Company Common Stock, the Company Preferred Stock and any other shares of capital stock of the Company.

“Company Compensatory Awards” means Company Options, Company Restricted Stock, Company Restricted Stock Units and Company Stock Appreciation Rights.

“Company ESPP” means the Company’s 2010 Employee Stock Purchase Plan.

“Company IP” means all Intellectual Property Rights that are used by or otherwise licensed to or owned by the Company or any of its Subsidiaries.

“Company Intellectual Property Rights” means all of the Intellectual Property Rights owned by or exclusively licensed to the Company or any of its Subsidiaries.

“Company Material Adverse Effect” means any fact, event, circumstance, change or effect (any such item, an “Effect”) that, individually or when taken together with all other Effects that exist or have occurred prior to or at the date of determination of the occurrence of the Company Material Adverse Effect, is or is reasonably likely to have a material adverse effect on the business, operations, financial condition or results of operations of the Company and its Subsidiaries taken as a whole; provided, however, that in no event shall any Effect resulting from or arising out of any of the following, either alone or in combination, be taken into account when determining whether a Company Material Adverse Effect has occurred or may, would or could occur:  (a) general economic conditions in the United States or any other country or region in the world (or changes therein), general conditions in the financial markets in the United States or any other country or region in the world (or changes therein) or general political conditions in the United States or any other country or region in the world (or changes therein); (b) general conditions in the industries in which the Company or any of its Subsidiaries conduct business (or changes therein); (c) changes in Applicable Laws, Orders or GAAP (or the interpretation thereof); (d) acts of war, terrorism or sabotage in the United States or any other country or region in the world (or any escalation with respect thereto); (e) earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, weather conditions and other similar events in the United States or any other country or region in the world (in the case of each of clauses (a), (b), (c), (d) and (e), provided that such Effects may be taken into account when determining whether a Company Material Adverse Effect has occurred to the extent that such Effects have a disproportionate impact on the Company and its Subsidiaries, taken as a whole, relative to other participants in the industries in which the Company and its Subsidiaries conduct business); (f) any failure by the Company to meet published analysts’ estimates, internal or external projections or forecasts of revenues, earnings or other financial or business metrics, in and of itself (it being understood that the underlying cause(s) of any such failure may be taken into account unless otherwise excluded by this definition); (g) any decline in the market price or change in the trading volume of the Company Common Stock, in and of itself (it being understood that the underlying cause(s) of any such decline or change may be taken into account unless otherwise excluded by this definition); or (h) the public announcement or pendency of this Agreement or the transactions contemplated hereby.

“Company Options” means any options to purchase shares of Company Common Stock outstanding, whether granted under any of the Company Plans, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted.

“Company Plans” means the Company’s 1994 Director Stock Option Plan, 2001 Director Stock Option Plan, 1993 Stock Option Plan for Officers and Key Employees, 1994 Stock Option Plan for Officers and Key Employees, 1996 Stock Option Plan for Officers and Key Employees, 1998 Stock Option Plan for Officers and Key Employees, 1999 Stock Option Plan for Officers and Key Employees, 2000 Stock Option Plan for Officers and Key Employees, 2001 Stock Option and Restricted Stock Plan for Officers and Key Employees, 2002 Inducement Stock Option Plan, 2003 Director Stock Option Plan, 2003 Stock Option and Restricted Stock Plan, 2003 Inducement Stock Option Plan, 2004 Employee Stock Appreciation Rights Plan, 2004 Inducement Stock Option Plan, 2005 Inducement Stock Option and Restricted Stock Plan, 2006 Directors Stock Appreciation Rights Plan, 2006 Employee Stock Appreciation Rights Plan and 2009 Long Term Incentive Plan and any other plan or arrangement under which Company Compensatory Awards have been issued, including any sub-plans for non-U.S. employees and consultants.

“Company Preferred Stock” means shares of the undesignated preferred stock, par value $0.10 per share, of the Company.

“Company Products” means any and all products and services, including prior versions, currently marketed, sold, licensed, provided or distributed by Company and its Subsidiaries.

“Company Restricted Stock” means shares of Company Common Stock subject to vesting or other lapse restrictions (whether granted by the Company pursuant to the Company Plans, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted).

“Company Restricted Stock Unit” means any unit or award granted (whether granted by the Company pursuant to the Company Plans, assumed by the Company in connection with any merger, acquisition or similar transaction or otherwise issued or granted) (i) denominated in units, and (ii) pursuant to which the holder thereof is or may become entitled to acquire one or more shares of Company Common Stock or the cash equivalent thereof upon such holder’s continued service with or employment by the Company or any Subsidiary of the Company and/or upon the satisfaction or attainment of one or more performance milestones.

“Company Stock Appreciation Right” means any stock appreciation right related to Company Common Stock (whether such right will be settled in shares, cash or otherwise), whether granted by the Company pursuant to Company Plans, assumed by the Company in connection with any merger, acquisition or similar transaction, or otherwise issued or granted.

“Continuing Employees” means all employees of the Company or its Subsidiaries who are employed by Parent or any Subsidiary of Parent immediately after the Effective Time.

“Contract” means any written or binding oral contract, subcontract, agreement, commitment, note, bond, mortgage, indenture, lease, license, sublicense, permit, franchise or other instrument, obligation or binding arrangement or understanding of any kind or character.

“Delaware Law” means the DGCL and any other Applicable Law of the State of Delaware.

“DGCL” means the General Corporation Law of the State of Delaware.

“DOJ” means the United States Department of Justice, or any successor thereto.

“DOL” means the United States Department of Labor, or any successor thereto.

“Employee Plans” means (i) all “employee benefit plans” (as defined in Section 3(3) of ERISA), whether or not subject to ERISA and (ii) all other employment, consulting and independent contractor agreement, bonus, stock option, stock purchase or other equity-based, benefit, incentive compensation, profit sharing, savings, retirement (including early retirement and supplemental retirement), disability, holiday, vacation, incentive, deferred compensation (including non-qualified plans of deferred compensation), savings, cafeteria, medical, dental, vision, hospitalization, life insurance, accidental death and dismemberment, medical expense reimbursement, dependent care assistance, tuition reimbursement, disability, sick pay, supplemental retirement (including termination indemnities and seniority payments), severance, termination, retention, change of control and other similar fringe, welfare or other employee benefit plans, programs, agreements, contracts, policies, payroll practices or arrangements (whether or not in writing) maintained or contributed to for the benefit of  any current or former employee, consultant or independent contractor or director of the Company, any of its Subsidiaries or any ERISA Affiliate, or with respect to which the Company or any of its Subsidiaries has or is reasonably be expected to have any material Liability.

“Environmental Law” means any Applicable Law that relates to protection of human health or safety or the environment, or that prohibits, regulates or controls any Hazardous Material or any Hazardous Material Activity, including, to the extent applicable, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (“CERCLA”), the Resource Recovery and Conservation Act of 1976, the Federal Water Pollution Control Act, the Clean Air Act, the Hazardous Materials Transportation Act, the Clean Water Act,  the Occupational Safety and Health Act, the European Union Directive 2002/96/EC on waste electrical and electronic equipment (“WEEE Directive”), the European Union (“EU”) Directives 2002/95/EC and 2011/65/EU on the restriction on the use of hazardous substances (collectively, the “EU RoHS Directives”),  the Administrative Measures on the Control of Pollution Caused by Electronic Information Products (“China RoHS”), and the European Commission Regulation 1907/2006 (“REACH”), or any successor statutes, rules and regulations thereto.

“Environmental Permit” means any approval, permit, registration, certification, license, clearance or consent required by Environmental Law to be obtained from any Governmental Entity with respect to a Hazardous Materials Activity conducted by the Company or any of its Subsidiaries.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder, or any successor statute, rules and regulations thereto.

“ERISA Affiliate” means any Person under common control with the Company or that, together with the Company or any of its Subsidiaries, would be treated as a single employer with the Company or any of its Subsidiaries under Section 4001(b)(1) of ERISA or Section 414 of the Code and the regulations promulgated thereunder.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or any successor statute, rules and regulations thereto.

“Exchange Ratio” means the quotient obtained by dividing (A) the Merger Consideration by (B) the average closing sales price for a share of Parent Common Stock, rounded to the nearest one-tenth of a cent, as reported on Nasdaq for the ten (10) most recent days ending on the last trading day immediately prior to the date on which the Effective Time occurs.

“FTC” means the United States Federal Trade Commission, or any successor thereto.

“GAAP” means generally accepted accounting principles, as applied in the United States.

“Governmental Entity” means any government, any governmental or regulatory entity or body, department, commission, board, agency or instrumentality, and any court, tribunal or judicial body, in each case whether federal, state, county, provincial, and whether local or foreign, including any arbitrator or arbitration panel.

“Hazardous Material” means any material, chemical, emission, substance or waste that has been designated by any Governmental Entity to be radioactive, toxic, hazardous, a pollutant, a contaminant, or otherwise a danger to health, reproduction or the environment, including carbon dioxide and other substances deemed by any Governmental Entity to contribute to global warming.

“Hazardous Materials Activity” means the transportation, transfer, recycling, collection, labeling, packaging, storage, use, treatment, manufacture, removal, disposal, remediation, release, exposure of others to, sale, or distribution of any Hazardous Material or any product or waste containing a Hazardous Material, or product manufactured with ozone depleting substances, including any requirement pursuant to Environmental Law for labeling of Hazardous Materials, payment of waste fees or charges (including so-called e-waste fees), recycling, product take-back, or product content.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, or any successor statute, rules and regulations thereto.

“Intellectual Property Rights” means any or all of the following and all statutory and/or common law rights throughout the world in, arising out of, or associated therewith: (i) all United States and foreign patents and utility models, including utility patents and design patents, and all registrations and applications therefore (including provisional applications) and all reissues, divisions, renewals, extensions, re-examinations, provisionals, continuations and continuations in part thereof and equivalent or similar rights anywhere in the world in inventions (collectively, “Patents”); (ii) all inventions (whether or not patentable, reduced to practice or made the subject of a pending patent application), invention disclosures and improvements, all trade secrets, know-how, and confidential or proprietary information (collectively, “Trade Secrets”); (iii) all works of authorship, copyrights (registered or otherwise, including in Software), mask works, copyright and mask work registrations and applications and all other rights corresponding thereto throughout the world, and all rights therein provided by international treaties or conventions (collectively, “Copyrights”); (iv) all industrial designs and any registrations and applications therefore; (v) all trade names, trade dress, logos, or other corporate designations, trademarks and service marks, whether or not registered, including all common law rights, and trademark and service mark registrations and applications, including all marks registered in the United States Patent and Trademark Office and the Trademark Offices of other nations throughout the world, and all rights therein provided by international treaties or conventions (collectively, “Trademarks”); (vi) all rights in databases and data collections (including knowledge management databases, customer lists and customer databases) and Software; (viii) all rights to Uniform Resource Locators, Web site addresses and domain names and applications and registrations therefore (collectively, “Domain Names”); and (ix) any similar, corresponding or equivalent rights to any of the foregoing.

“International Employee Plan” means any Employee Plan that is maintained in a jurisdiction outside of the United States for the benefit of employees, independent contractors, consultants and/or directors located in such jurisdiction.

“IRS” means the United States Internal Revenue Service, or any successor thereto.

“Knowledge of the Company” means the actual knowledge as of the date hereof of the individuals identified in Section 1.1(a) of the Company Disclosure Letter.

“Legal Proceeding” means any action, claim, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding, public or private), hearing, audit, examination or investigation by or before any Governmental Entity.

“Liabilities” means any liability, indebtedness, obligation or commitment of any kind (whether accrued, absolute, contingent, matured, unmatured or otherwise and whether or not required to be recorded or reflected on a balance sheet under GAAP).

“Lien” means any lien, pledge, hypothecation, charge, mortgage, security interest, encumbrance, option, right of first refusal, preemptive right, community property interest, restriction on the voting of any security, restriction on the transfer of any security or other asset, or restriction on the possession, exercise or transfer of any other attribute of ownership of any asset.  For the avoidance of doubt, “Lien” does not include any licenses to Intellectual Property Rights.

“Moral Rights” means any right to claim authorship to or to object to any distortion, mutilation, or other modification or other derogatory action in relation to a work that would be prejudicial to the author’s reputation, and any substantially similar right existing under common or statutory law of any country in the world or under any treaty, regardless of whether or not such right is denominated or generally referred to as a “moral right.”

“Nasdaq” means the Nasdaq Global Select Market.

“Object Code” means computer software, substantially or entirely in binary form, which is intended to be directly executable by a computer after suitable processing and linking but without the intervening steps of compilation or assembly.

“Order” means, with respect to any Person, any order, judgment, decision, decree, injunction, ruling, writ, assessment or other similar requirement issued, enacted, adopted, promulgated or applied by any Governmental Entity that is binding on or applicable to such Person or its property.

“Parent Common Stock” means shares of common stock, par value $0.001 per share, of Parent.

“Parent Equity Plan” means either Parent’s 2004 Equity Incentive Plan, as amended, or a 2012 Inducement Award Plan adopted by Parent in connection with the Merger.

“Parent Material Adverse Effect” means any Effect that has had or is reasonably likely to have a material adverse effect on the ability of Parent or Merger Sub to timely consummate the Merger and the other transactions contemplated hereby (including having sufficient funds to pay the aggregate Merger Consideration and any other payments, fees or expenses contemplated hereby).

“Permitted Liens” means (a) Liens securing Liabilities reflected on the Balance Sheet, (b) Liens for Taxes not yet due and payable or Taxes being contested in good faith and for which adequate reserves have been established in accordance with GAAP on the Balance Sheet and (c) mechanics’, carriers’, workmen’s, repairmen’s, landlord’s or other like Liens or other similar Liens arising or incurred in the ordinary course of business, (d) Liens imposed by Applicable Law or Order arising in the ordinary course of business, (e) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business consistent with past practice, (e) defects, imperfections or irregularities in title, easements, covenants and rights of way and other similar restrictions, and zoning, building and other similar codes or restrictions, in each case that do not adversely affect in any material respect the current use of the applicable real property owned, leased, used or held for use by the Company or any of its Subsidiaries, and (f) any other liens or encumbrances that, in the aggregate, do not materially impair the value or the present or intended use and operation of the assets of the Company and its Subsidiaries.

“Person” means any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

“Public Software” means any Software that is distributed pursuant to a license that (1) requires the licensee to distribute or provide access to the source code of such software or any portion thereof when the object code is distributed, (2) requires the licensee to distribute the software or any portion thereof for free or at some reduced price, or (3) requires that other software or any portion thereof combined with, linked to, or based upon such software (“Combined Software”) be licensed pursuant to the same license or requires the distribution of all or any portion of such Combined Software for free or at some reduced price.  The term “Public Software” includes software licensed or distributed under any of the following licenses or distribution models, or licenses or distribution models similar to any of the following:  (i) GNU’s General Public License (GPL) or Lesser/Library GPL (LGPL); (ii) the Artistic License (e.g., PERL); (iii) the Mozilla Public License; (iv) the Netscape Public License; (iv) the Sun Community Source License (SCSL); (vi) the Sun Industry Standards License (SISL); (vii) the BSD License; and (viii) the Apache License.

“Registered IP” means all United States, international and foreign: (i) Patents; (ii) Trademark registrations and applications for registration; (iii) Copyright registrations and applications for registration; (iv) Domain Name registrations; and (v) any other Intellectual Property Rights that are the subject of an application or registration.

“Representatives” means, with respect to any Person, the directors, officers, employees, financial advisors, attorneys, accountants, consultants, agents and other authorized representatives of such Person, acting in such capacity.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder, or any successor statute, rules and regulations thereto.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any successor statute, rules and regulations thereto.

“Senior Member of Management” means the individuals identified in Section 1.1(b) of the Company Disclosure Letter.

“Shrink-Wrap Code” means generally commercially available Software where available for a cost of not more than $25,000 for a perpetual license for a single user or work station (or $250,000 in the aggregate for all users and work stations).

“Software” means any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in Source Code or Object Code and (ii) computerized databases and compilations.

“Source Code” means computer software and code, in form other than Object Code or machine readable form, which may be displayed in human readable form, including related programmer comments and annotations, help text, instructions and procedural, object-oriented and other code.

“Subsidiary” means, with respect to any Person, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at any time directly or indirectly owned by such Person.

“Superior Proposal” means any bona fide, written Acquisition Proposal (except that, for purposes of this definition, each reference in the definition of “Acquisition Transaction” to “15%” or “85%” shall be “50%”) that did not result from a breach of Section 6.1 and that the Company Board has determined in good faith (after consultation with its financial advisor and its outside legal counsel, and after taking into account the financial, legal, regulatory and other aspects of such Acquisition Proposal and all of the terms and conditions of such Acquisition Proposal (including any termination or break-up fees, expense reimbursement provisions and any conditions, potential time delays or other risks to consummation), as well as any counter-offer or proposal made by Parent pursuant hereto in a written offer capable of acceptance) would be more favorable, from a financial point of view, to the holders of Company Common Stock in their capacities as such than the transactions contemplated by this Agreement.

“Tax” means (i) any and all U.S. federal, state, local and non-U.S. taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, goods and services, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, escheat, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts, (ii) any Liability for the payment of any amounts of the type described in clause (i) as a result of being or having been a member of an affiliated, consolidated, combined or unitary group for any period (including any Liability under Treasury Regulation Section 1.1502-6 or any comparable provision of Applicable Law (including any arrangement for group or consortium relief or similar arrangement)) and (iii) any Liability for the payment of any amounts of the type described in clause (i) or (ii) as a result of any express or implied obligation to indemnify any other Person or as a result of any obligations under any agreements or arrangements with any other Person with respect to such amounts and including any Liability for taxes of a predecessor or transferor or by operation of law.

“Tax Returns” means all returns, declarations, estimates, reports, statements and other documents filed or required to be filed in respect of any Taxes.

“Third Party” means any Person or “group” (as defined under Section 13(d) of the Exchange Act) of Persons, other than Parent or any of its Affiliates or Representatives.

“WARN” means the Worker Adjustment Retraining Notification Act of 1988, as amended, or any successor statute, rules and regulations thereto.

1.2           Additional Definitions.  The following capitalized terms shall have the respective meanings ascribed thereto in the respective sections of this Agreement set forth opposite each of the capitalized terms below:

Term	Section Reference
401(k) Termination Date	6.12(a)
Agreement	Preamble
Antitrust Restraint	6.5(d)
Antitrust Termination Date	8.1(d)
Assets	3.21
Assumed Option	6.11(d)(ii)
Assumed RSA	6.11(c)

Term	Section Reference
Assumed RSU	6.11(b)
Assumed Stock Appreciation Right	6.11(a)(ii)
Cancelled Option	6.11(d)(i)
Cancelled SAR	6.11(a)(i)
Cancelled RSU	6.11(b)
Capitalization Representation	7.2(a)
Certificate of Merger	2.2
Certificates	2.7(a)(i)
Closing	2.3
Closing Date	2.3
Collective Bargaining Agreements	3.19(a)
Company	Preamble
Company Board	Recitals
Company Board Recommendation	6.2(a)
Company Board Recommendation Change	6.2(b)
Company Common Stock	Recitals
Company Disclosure Letter	Article III Preamble
Company Form 10-K	Article III Preamble
Company IP Agreements	3.22(e)
Company Registered IP	3.22(b)
Company Securities	3.4(c)
Company Stockholders’ Meeting	6.3
Confidentiality Agreement	6.9
Consent	3.5(b)
D&O Insurance	6.13(b)
Delaware Secretary of State	2.2
Dissenting Shares	2.7(c)(i)
Effective Time	2.2
Exchange Fund	2.8(b)
Export Controls	3.23(a)
Import Restrictions	3.23(a)
Incentive Plan	6.12(d)
Indemnified Parties	6.13(a)
Intervening Event	6.2(c)(ii)
Labor Organization	3.19(a)
Leases	3.20(b)
Material Contract	3.11(a)
Maximum Annual Premium	6.13(b)
Merger	Recitals
Merger Consideration	Recitals
Merger Sub	Preamble
Normal Closing Due Date	2.3
Notice Period	6.2(c)(i)
Option Consideration	6.11(d)(i)

Term	Section Reference
Parent	Preamble
Parent Specified Representations	7.3(a)
Payment Agent	2.8(a)
Permits	3.13
Proxy Statement	3.8
Real Property	3.20(b)
Requisite Stockholder Approval	3.3(c)
SEC Reports	3.6(a)
Significant Customer	3.15(a)
Significant Supplier	3.15(b)
Specified Representations	7.2(a)
Stock Appreciation Right Consideration	6.11(a)(i)
Stub Bonus	6.12(d)
Subsidiary Securities	3.2(d)
Surviving Corporation	2.1
Tail Policy	6.13(b)
Takeover Law	3.29(a)
Tax Incentive	3.16(k)
Termination Date	8.1(d)
Termination Fee Amount	8.3(b)(i)
Triggering Event	8.1(f)(ii)
Uncertificated Shares	2.7(a)(i)
Voting Agreement	Recitals

1.3           Certain Interpretations.

(a)           Unless otherwise indicated, all references herein to Sections, Articles, Annexes, Exhibits or Schedules, shall be deemed to refer to Sections, Articles, Annexes, Exhibits or Schedules of or to this Agreement, as applicable.

(b)           Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, shall be deemed in each case to be followed by the words “without limitation.”

(c)           The table of contents and headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to affect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(d)           Unless otherwise specifically provided, all references in this Agreement to “Dollars” or “$” means United States Dollars.

(e)           As used in this Agreement, the singular or plural number shall be deemed to include the other whenever the context so requires.  Article, Section, clause and Schedule references contained in this Agreement are references to Articles, Sections, clauses and Schedules in or to this Agreement, unless otherwise specified.

(f)           As used in this Agreement, the word “extent” and the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such word or phrase shall not mean simply “if”.

(g)           Whenever any reference is made in this Agreement to the Company having “made available” any document or information, such phrase shall include having made such document or information available (i) prior to the date of this Agreement in the electronic data room utilized in connection with the transactions contemplated by this Agreement or (ii) if such document is referred to in the Index to Exhibits in the Company Form 10-K, in the Electronic Data Gathering, Analysis and Retrieval (EDGAR) database of the SEC.

(h)           The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

ARTICLE II
THE MERGER

2.1           The Merger.  Upon the terms and subject to the conditions set forth in this Agreement and the applicable provisions of Delaware Law, at the Effective Time, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall thereupon cease and the Company shall continue as the surviving corporation.  The Company, as the surviving corporation of the Merger, is sometimes hereinafter referred to as the “Surviving Corporation.”

2.2           The Effective Time.  Upon the terms and subject to the conditions set forth in this Agreement, on the Closing Date, Parent, Merger Sub and the Company shall cause the Merger to be consummated under Delaware Law by filing a certificate of merger (the “Certificate of Merger”) with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) in accordance with the applicable provisions of Delaware Law (the time of such filing and acceptance by the Delaware Secretary of State, or such later time as may be agreed in writing by Parent and the Company and specified in the Certificate of Merger, being referred to herein as the “Effective Time”).

2.3           The Closing.  The consummation of the Merger shall take place at a closing (the “Closing”) to occur at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, One Market Street, Spear Tower, San Francisco, California, 94105, on a date and at a time to be agreed upon by Parent, Merger Sub and the Company, which date shall be no later than the second (2nd) Business Day after the satisfaction or waiver (to the extent permitted hereunder) of the last to be satisfied or waived of the conditions set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, but subject to the satisfaction or waiver (to the extent permitted hereunder), of such conditions) or at such other location, date and time as Parent, Merger Sub and the Company shall mutually agree upon in writing (the “Normal Closing Due Date”); provided, however, that if the Closing would occur on a date that is within fifteen (15) calendar days prior to the end of a fiscal quarter of Parent (other than the fiscal quarter ending on December 31, 2012), Parent may elect, in its sole discretion, to defer the Closing until the first (1st) Business Day following the end of such fiscal quarter (provided that, in the event of such deferral, the conditions to the obligations of Parent and Merger Sub to consummate the Merger set forth in Sections 7.2(a), 7.2(c) and 7.2(e) shall be deemed to have been satisfied at the Closing if such conditions were satisfied as of the Normal Closing Due Date).  The date upon which the Closing shall actually occur pursuant hereto is referred to herein as the “Closing Date”.

2.4           Effect of the Merger.  At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Delaware Law.  Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all of the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation.

2.5           Certificate of Incorporation and Bylaws.

(a)           Certificate of Incorporation.  At the Effective Time, subject to the provisions of Section 6.13, the certificate of incorporation of the Company shall be amended and restated in its entirety to read identically to the certificate of incorporation of Merger Sub, as in effect immediately prior to the Effective Time, and such amended and restated certificate of incorporation shall become the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of Delaware Law and such certificate of incorporation; provided, however, that at the Effective Time the certificate of incorporation of the Surviving Corporation shall be amended so that the name of the Surviving Corporation shall be “Standard Microsystems Corporation.”

(b)           Bylaws.  At the Effective Time, subject to the provisions of Section 6.13, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall become the bylaws of the Surviving Corporation until thereafter amended in accordance with the applicable provisions of Delaware Law, the certificate of incorporation of the Surviving Corporation and such bylaws.

2.6           Directors and Officers.

(a)           Directors.  At the Effective Time, the initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

(b)           Officers.  At the Effective Time, the initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time, each to hold office in accordance with the certificate of incorporation and bylaws of the Surviving Corporation until their respective successors are duly appointed and qualified.

2.7           Effect on Capital Stock.

(a)           Capital Stock.  Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, or the holders of any of the following securities, the following shall occur:

(i)           Company Common Stock.  Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (A) shares of Company Common Stock owned by Parent, the Company or any direct or indirect wholly owned Subsidiary of Parent or the Company, in each case immediately prior to the Effective Time, and (B) Dissenting Shares) shall be canceled and extinguished and automatically converted into the right to receive an amount in cash equal to the Merger Consideration, without interest thereon, upon the surrender of (A) certificates representing shares of Company Common Stock (the “Certificates”) and (B) uncertificated shares of Company Common Stock (the “Uncertificated Shares”) in the manner provided in Section 2.8 (or in the case of a lost, stolen or destroyed Certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 2.10).

(ii)          Owned Company Common Stock.  Each share of Company Common Stock owned by Parent, the Company, or any direct or indirect wholly owned Subsidiary of Parent or the Company, in each case immediately prior to the Effective Time, shall be cancelled and extinguished without any conversion thereof or consideration paid therefor.

(iii)         Capital Stock of Merger Sub.  Each share of common stock, par value $0.001 per share, of Merger Sub that is issued and outstanding immediately prior to the Effective Time shall be converted into one (1) validly issued, fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation, and shall constitute the only outstanding shares of capital stock of the Surviving Corporation.  Each certificate evidencing ownership of such shares of common stock of Merger Sub shall thereafter evidence ownership of shares of common stock of the Surviving Corporation.

(b)           Adjustment to Merger Consideration.  If, during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of Company Capital Stock shall occur as a result of any reclassification, recapitalization, stock split (including reverse stock split) or combination, exchange or readjustment of shares, or any stock dividend, or any record date for any such purpose shall be established, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted.

(c)           Statutory Rights of Appraisal.

(i)           Notwithstanding anything to the contrary set forth in this Agreement, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares of Company Common Stock canceled in accordance with Section 2.7(a)(ii)) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who has properly exercised appraisal rights of such shares in accordance with Section 262 of the DGCL (such shares being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect, withdraws or otherwise loses such holder’s appraisal rights under Delaware Law with respect to such shares) shall not be converted into a right to receive the Merger Consideration but instead shall be entitled to payment of the appraised value of such shares in accordance with Section 262 of the DGCL; provided that if, after the Effective Time, such holder fails to perfect, withdraws or loses such holder’s right to appraisal, pursuant to Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 2.7(a)(i), without interest thereon, upon surrender of such Certificate formerly representing such share or transfer of such Uncertificated Share, as the case may be.

(ii)          The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of shares of Company Common Stock, any withdrawal of any such demand and any other demand, notice or instrument delivered to the Company prior to the Effective Time pursuant to Delaware Law that relates to such demand, and Parent shall have the opportunity and right to participate in and direct all negotiations and Legal Proceedings with respect to such demands.  Except with the prior written consent of Parent, the Company shall not make any payment with respect to, or offer to settle or settle, any such demands.

(d)           Company Compensatory Awards.  At the Effective Time, each Company Compensatory Award then outstanding under any of the Company Plans shall be treated in accordance with the provisions of Section 6.11.

2.8           Exchange of Certificates.

(a)           Payment Agent.  Prior to the Effective Time, Parent shall select a bank or trust company reasonably acceptable to the Company to act as the payment agent for the Merger (the “Payment Agent”).

(b)           Exchange Fund.  Promptly following the Effective Time, Parent shall deposit (or cause to be deposited) with the Payment Agent, for payment to the holders of shares of Company Common Stock pursuant to the provisions of this Article II, an amount of cash equal to the product obtained by multiplying (x) the Merger Consideration by (y) the aggregate number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (excluding shares of Company Common Stock canceled in accordance with Section 2.7(a)(ii)) (such cash amount being referred to herein as the “Exchange Fund”).

(c)           Payment Procedures.  As promptly as practicable following the Effective Time, Parent and Merger Sub shall cause the Payment Agent to mail to each holder of record (as of immediately prior to the Effective Time) of shares of Company Common Stock (i) a letter of transmittal in customary form and containing customary provisions (which shall specify that delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Uncertificated Shares to the Payment Agent) and (ii) instructions for use in effecting the surrender of the Certificates or transfer of the Uncertificated Shares in exchange for the Merger Consideration payable in respect thereof pursuant to the provisions of this Article II.  Each holder of shares of Company Common Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive the Merger Consideration in respect of the shares of Company Common Stock represented by a Certificate or Uncertificated Share, upon (x) surrender to the Payment Agent of a Certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Payment Agent, or (y) receipt of an “agent’s message” by the Payment Agent (or such other evidence, if any, of transfer as the Payment Agent may reasonably request) in the case of a book-entry transfer of Uncertificated Shares.  Until so surrendered or transferred, as the case may be, each such Certificate or Uncertificated Share shall represent after the Effective Time for all purposes only the right to receive the Merger Consideration payable in respect thereof pursuant to the provisions of this Article II.  No interest shall be paid or accrued on the cash payable upon the surrender or transfer of such Certificate or Uncertificated Share.

(d)           Transfers of Ownership.  If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Uncertificated Share is registered, it shall be a condition to such payment that (i) either such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Uncertificated Share shall be properly transferred and (ii) the Person requesting such payment shall pay to the Payment Agent any transfer or other similar Tax required as a result of such payment to a Person other than the registered holder of such Certificate or Uncertificated Share or establish to the satisfaction of the Payment Agent that such Tax has been paid or is not payable.

(e)           Required Withholding.  Each of the Payment Agent, Parent and the Surviving Corporation shall be entitled to deduct and withhold from any amounts payable pursuant to this Agreement such amounts as may be required to be deducted or withheld therefrom under applicable Tax laws.  To the extent that such amounts are so deducted or withheld, such amounts (i) shall be remitted by Parent, Merger Sub, the Surviving Corporation or the Payment Agent, as the case may be, to the applicable Governmental Entity and (ii) shall be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

(f)           No Liability.  Notwithstanding anything to the contrary set forth in this Agreement, none of the Payment Agent, Parent, the Surviving Corporation or any other party hereto shall be liable to a holder of shares of Company Common Stock for any amount properly paid to a public official pursuant to any abandoned property, escheat or similar Applicable Law.

2.9           No Further Ownership Rights in Company Common Stock.  From and after the Effective Time, all shares of Company Common Stock shall no longer be outstanding and shall automatically be cancelled, retired and cease to exist, and each holder of a Certificate or Uncertificated Share theretofore representing any shares of Company Common Stock (other than Dissenting Shares) shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration payable therefor upon the surrender thereof in accordance with the provisions of Section 2.8.  The Merger Consideration paid in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to such shares of Company Common Stock.  From and after the Effective Time, there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock that were issued and outstanding immediately prior to the Effective Time, other than transfers to reflect, in accordance with customary settlement procedures, trades effected prior to the Effective Time.  If, after the Effective Time, Certificates or Uncertificated Shares are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged for the Merger Consideration as provided for, and in accordance with the procedures set forth, in this Article II.

2.10          Lost, Stolen or Destroyed Certificates.  In the event that any Certificates shall have been lost, stolen or destroyed, the Payment Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration payable in respect thereof pursuant to Section 2.7; provided, however, as a condition precedent to the payment of such Merger Consideration, the Payment Agent shall require the owners of such lost, stolen or destroyed Certificates to furnish a bond in form satisfactory to the Payment Agent, Parent and the Surviving Corporation as indemnity against any claim that may be made against Parent, the Surviving Corporation or the Payment Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.  The value of the bond of indemnity shall be calculated by the Payment Agent, based on the value of lost, stolen or destroyed Certificates.

2.11          Taking of Necessary Action; Further Action.  If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the directors and officers of the Surviving Corporation shall take all such lawful and necessary action on behalf of the Company and Merger Sub.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except, with respect to any Section of this Article III, as set forth in the section of the disclosure letter delivered by the Company to Parent on the date of this Agreement (the “Company Disclosure Letter”) that specifically relates to such Section or in another section of the Company Disclosure Letter to the extent it is reasonably apparent from the text of such disclosure that such disclosure is applicable to such Section, and except as disclosed  in the Annual Report on Form 10-K of the Company for the fiscal year ended February 29, 2012 (the “Company Form 10-K”) (other than disclosures in the “Risk Factors” or “Forward-Looking Statements” sections of such reports, other disclosures that are similarly non-specific or are predictive or forward-looking in nature and excluding any exhibits incorporated by reference in such reports), the Company hereby represents and warrants to Parent and Merger Sub as follows:

3.1           Organization and Standing.  The Company is a corporation duly organized, validly existing and in good standing under Delaware Law.  The Company has the requisite power and authority to carry on its business as it is presently being conducted and to own, lease or operate its respective properties and assets.  The Company is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States), except where the failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.  The Company has delivered or made available to Parent complete and correct copies of its certificate of incorporation and bylaws, as amended to date.  The Company is not in violation of its certificate of incorporation or bylaws.  The Company has delivered or made available to Parent complete and correct copies of the minutes (or, in the case of draft minutes, the most recent drafts thereof) of all meetings of the stockholders, the Company Board and each committee of the Company Board held since January 1, 2010 other than any such minutes relating to this Agreement or the transactions contemplated hereby or any alternatives to this Merger considered by the Company Board.

3.2           Subsidiaries.

(a)           Section 3.2(a) of the Company Disclosure Letter contains a complete and accurate list of the name and jurisdiction of organization of each Subsidiary of the Company.  Except for the Company’s Subsidiaries, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interest in, any Person.

(b)           Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the Company’s Subsidiaries (i) is duly organized, validly existing and in good standing under the Applicable Laws of the jurisdiction of its respective organization (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States), (ii) has the requisite power and authority to carry on its respective business as it is presently being conducted and to own, lease or operate its respective properties and assets, (iii) is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary (to the extent the “good standing” concept is applicable in the case of any jurisdiction outside the United States) and (iv) is in compliance with its respective certificate of incorporation, bylaws or other applicable constituent documents.  The Company has delivered or made available to Parent complete and correct copies of the certificates of incorporation and bylaws or other constituent documents, as amended to date, of each of the Company’s Subsidiaries.

(c)           All of the outstanding capital stock of, or other equity or voting interest in, each Subsidiary of the Company (i) have been duly authorized, validly issued and are fully paid and nonassessable and (ii) are owned, directly or indirectly, by the Company, free and clear of all Liens (other than restrictions on transfer imposed by Applicable Law) and free of any other restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or voting interest) that would prevent the operation by the Surviving Corporation of such Subsidiary’s business as presently conducted.

(d)           There are no outstanding (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company, (ii) options, stock appreciation rights, warrants, restricted stock units, rights or other commitments or agreements to acquire from the Company or any of its Subsidiaries, or that obligate the Company or any of its Subsidiaries to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, any Subsidiary of the Company, (iii) obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment (whether payable in equity, cash or otherwise) relating to any capital stock of, or other equity or voting interest (including any voting debt) in, any Subsidiary of the Company (the items in clauses (i), (ii) and (iii), together with the capital stock of the Subsidiaries of the Company, being referred to collectively as “Subsidiary Securities”) or (iv) other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of any Subsidiary Securities.  There are no Contracts of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

3.3           Authorization.

(a)           The Company has all requisite corporate power and authority to execute and deliver this Agreement and, subject in the case of the Merger to obtaining the Requisite Stockholder Approval, to consummate the transactions contemplated hereby and to perform its obligations hereunder. Assuming that the representations of Parent and Merger Sub set forth in Section 4.6 are accurate, the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby (including the Merger) have been duly authorized by all necessary corporate action on the part of the Company and no additional corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (including the Merger), other than in the case of the Merger obtaining the Requisite Stockholder Approval. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by Parent and Merger Sub, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforceability (i) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Applicable Law affecting or relating to creditors’ rights generally and (ii) is subject to general principles of equity.

(b)           At a meeting duly called and held prior to the execution of this Agreement, the Company Board unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are advisable, (ii) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to and in the best interests of the Company and its stockholders, (iii) approved this Agreement and the transactions contemplated hereby, including the Merger, and the Voting Agreements, (iv) took all actions necessary so that the restrictions on business combinations and stockholder vote requirements contained in Section 203 of the DGCL will not apply with respect to or as a result of the Merger, this Agreement, the Voting Agreements and the transactions contemplated hereby and thereby, (v) directed that the adoption of this Agreement be submitted to a vote of the stockholders of the Company at the Company Stockholder Meeting and (vi) resolved to recommend that the holders of shares of Company Common Stock adopt this Agreement in accordance with the applicable provisions of Delaware Law.

(c)           Assuming that the representations of Parent and Merger Sub set forth in Section 4.6 are accurate, the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock voting to adopt this Agreement (the “Requisite Stockholder Approval”) is the only vote of the holders of any class or series of Company Capital Stock necessary (under Applicable Law or otherwise) to consummate the Merger and the other transactions contemplated by this Agreement.

3.4           Capitalization.

(a)           The authorized capital stock of the Company consists of (i) eight-five million (85,000,000) shares of Company Common Stock and (ii) one million (1,000,000) shares of Company Preferred Stock.  As of March 31, 2012, (A) 22,324,870  shares of Company Common Stock were issued and outstanding (13,784  of which were Company Restricted Stock Awards), (B) no shares of Company Preferred Stock were issued and outstanding or held by the Company as treasury shares and (C) 5,893,957 shares of Company Common Stock were held by the Company as treasury shares.  All outstanding shares of Company Common Stock were validly issued, fully paid, nonassessable and free of any preemptive rights.  Since March 31, 2012 through (and including) the date of this Agreement, the Company has not issued any shares of Company Capital Stock other than pursuant to Company Restricted Stock Units or the exercise of Company Options or pursuant to the Company ESPP or any 401(k) plans maintained by the Company or any of its Subsidiaries.

(b)           Section 3.4(b) of the Company Disclosure Letter lists (i) the number of shares of Company Common Stock that are subject to issuance pursuant to Company Options outstanding as of March 31, 2012, (ii) the number of Company Options with an exercise price in excess of the Merger Consideration outstanding as of March 31, 2012, (iii) the number of shares of Company Common Stock that are subject to Company Stock Appreciation Rights outstanding as of March 31, 2012, (iv) the number of shares of Company Common Stock subject to Company Restricted Stock awards outstanding as of March 31, 2012, and (v) the number of shares of Company Common Stock subject to Company Restricted Stock Unit awards outstanding as of March 31, 2012.  Since March 31, 2012 through (and including) the date of this Agreement, the Company has not granted any Company Compensatory Awards.  Each outstanding Company Compensatory Award was granted subject to the terms of a Company Plan.  As of March 31, 2012, 843,260 shares of Company Common Stock were reserved for future issuance pursuant to stock awards not yet granted under the Company Plans.  All Company Compensatory Awards have been, in all material respects, validly issued and properly approved by the Company Board in accordance with all Applicable Law, and the Company Plans and all Company Compensatory Awards have been, in all material respects, properly accounted for in accordance with GAAP on the consolidated audited financial statements of the Company and its Subsidiaries filed in or furnished with the SEC Reports.

(c)           Except as set forth in this Section 3.4, there are (i) no outstanding shares of capital stock of, or other equity or voting interest in, the Company, (ii) no outstanding securities of the Company convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company, (iii) no outstanding options, stock appreciation rights, warrants, restricted stock units, rights or other commitments or agreements to acquire from the Company, or that obligates the Company to issue, any capital stock of, or other equity or voting interest in, or any securities convertible into or exchangeable for shares of capital stock of, or other equity or voting interest in, the Company, (iv) no obligations of the Company to grant, extend or enter into any subscription, warrant, right, convertible or exchangeable security or other similar agreement or commitment (whether payable in equity, cash or otherwise) relating to any capital stock of, or other equity or voting interest (including any voting debt) in, the Company (the items in clauses (i), (ii), (iii) and (iv), together with the capital stock of the Company, being referred to collectively as “Company Securities”) and (v) no other obligations by the Company or any of its Subsidiaries to make any payments based on the price or value of the Company Securities.  There are no outstanding Contracts of any kind which obligate the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any Company Securities.

(d)           Other than this Agreement or the Voting Agreements, neither the Company nor any of its Subsidiaries is a party to any Contracts restricting the transfer of, relating to the voting of, requiring registration of, or granting any preemptive rights, anti-dilutive rights or rights of first refusal or similar rights with respect to any securities of the Company.

3.5           Non-contravention; Required Consents.

(a)           The execution, delivery or performance by the Company of this Agreement, the consummation by the Company of the transactions contemplated hereby (including the Merger) and the compliance by the Company with any of the provisions hereof do not and will not (1) violate or conflict with any provision of the certificate of incorporation or bylaws or other constituent documents of the Company or any of its Subsidiaries, (2) subject to obtaining the Consents set forth in Section 3.5(a)(ii) of the Company Disclosure Letter, violate, conflict with, or result in the breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the termination of, or  accelerate the performance required by, or result in a right of termination or acceleration under, or result in the loss of any material benefit or the imposition of any additional payment or other Liability under, any Contract to which the Company or any of its Subsidiaries is a party or by which the Company, any of its Subsidiaries or any of their respective properties or assets may be bound, (3) assuming compliance with the matters referred to in Section 3.5(b) and, in the case of the consummation of the Merger, subject to obtaining the Requisite Stockholder Approval, violate or conflict with any Applicable Law or Order or (4) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of its Subsidiaries, except in the case of each of clauses (ii), (iii) and (iv) above, for such violations, conflicts, defaults, terminations, accelerations or Liens which, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect or to prevent, materially delay or materially impair the ability of the Company to consummate the transaction contemplated by this Agreement in accordance with the terms hereof and Applicable Law.

(b)           No consent, approval, Order or authorization of, or filing or registration with, or notification to (any of the foregoing being a “Consent”), any Governmental Entity is required on the part of the Company or any of its Subsidiaries in connection with the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Merger), except (i) the filing of the Certificate of Merger with the Delaware Secretary of State as required by Delaware Law, (ii) such filings, approvals and other Consents as may be required by the Nasdaq or any federal or state securities Laws, including compliance with any applicable requirements of the Exchange Act, (iii) compliance with any applicable requirements of the HSR Act and any other Antitrust Laws and (iv) such other Consents, the failure of which to obtain, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect or to prevent, materially delay or materially impair the ability of the Company to consummate the transaction contemplated by this Agreement in accordance with the terms hereof and Applicable Law.

3.6           SEC Reports.

(a)           Since January 1, 2010, the Company has filed or furnished (as applicable) all forms, reports, schedules, statements and documents with the SEC that have been required to be so filed or furnished (as applicable) by it under Applicable Law at or prior to the time so required, and, after the date of this Agreement and until the Effective Time, the Company will file all forms, reports, schedules, statements and documents with the SEC that are required to be filed by it under Applicable Law at or prior to the time so required (all such forms, reports, schedules, statements and documents, together with any other forms, reports, schedules, statements or other documents filed or furnished (as applicable) by the Company with the SEC after January 1, 2010 and at or prior to the Effective Time that are not required to be so filed or furnished, the “SEC Reports”).

(b)           Each SEC Report complied, or will comply, as the case may be, as of its filing date, as to form in all material respects with the applicable requirements of the Securities Act or the Exchange Act, as the case may be, and with all applicable provisions of the Sarbanes-Oxley Act, each as in effect on the date such SEC Report was, or will be, filed.

(c)           As of its filing date (or, if amended or superseded by a filing prior to the date of this Agreement, on the date of such amended or superseded filing), each SEC Report did not, or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(d)           Since January 1, 2010 through the date hereof, neither the Company nor any of its Subsidiaries has received from the SEC or any other Governmental Entity (i) any written comments that have not been resolved with respect to any of the SEC Reports (including the financial statements included therein) or any registration statement filed by any of them with the SEC or (ii) any written notice that such SEC Reports (including the financial statements included therein) or registration statements are being reviewed or investigated, and, to the Knowledge of the Company, there is not, as of the date of this Agreement, any investigation or review being conducted by the SEC or any other Governmental Entity of any SEC Reports (including the financial statements included therein).

(e)           No Subsidiary of the Company is subject to the reporting requirements of Section 13(a) or Section 15(d) of the Exchange Act.

(f)           No executive officer of the Company has failed to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act with respect to any SEC Report, except as disclosed in certifications filed with the SEC Reports.  Since January 1, 2010, neither the Company nor any of its executive officers has received any written notice from any Governmental Entity challenging or questioning the accuracy, completeness, form or manner of filing of such certifications.

3.7           Financial Statements.

(a)           The consolidated financial statements of the Company and its Subsidiaries filed in or furnished with the SEC Reports have been or will be, as the case may be, prepared in accordance with GAAP consistently applied by the Company during the periods and at the dates involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements as may be permitted by the SEC for Quarterly Reports on Form 10-Q), and fairly present in all material respects, or will fairly present in all material respects, as the case may be, the consolidated financial position of the Company and its Subsidiaries as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

(b)           The Company’s system of internal controls over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) is sufficient in all material respects to provide reasonable assurance (i) that transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP, (ii) that receipts and expenditures are executed in accordance with the authorization of management, and (iii) that any unauthorized use, acquisition or disposition of the Company’s assets that would materially affect the Company’s financial statements would be detected or prevented in a timely manner.

(c)           The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) are reasonably designed to ensure that (i) all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported to the individuals responsible for preparing such reports within the time periods specified in the rules and forms of the SEC, and (ii) all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the principal executive officer and principal financial officer of the Company required under the Exchange Act with respect to such reports.

(d)           To the Knowledge of the Company, since January 1, 2010, neither the Company nor any of its Subsidiaries (including any employee thereof) nor the Company’s independent auditors has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by the Company and its Subsidiaries, (ii) any fraud, whether or not material, that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company and its Subsidiaries or (iii) any claim or allegation regarding any of the foregoing.

(e)           Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, partnership agreement or any similar Contract (including any Contract relating to any transaction, arrangement or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand (such as any arrangement described in Section 303(a)(4) of Regulation S-K of the SEC)) where the purpose or effect of such arrangement is to avoid disclosure of any material transaction involving the Company or any its Subsidiaries in the Company’s consolidated financial statements.

(f)           Since January 1, 2010, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries nor any director, officer or auditor of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any substantive complaint, allegation, assertion or claim, whether written or oral, that the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices.  Since January 1, 2010, no current or former attorney representing the Company or any of its Subsidiaries has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Company Board or any committee thereof or to any current director or executive officer of the Company.

(g)           Since January 1, 2010, to the Knowledge of the Company, no employee of the Company or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any Applicable Law of the type described in Section 806 of the Sarbanes-Oxley Act by the Company or any of its Subsidiaries.  Since January 1, 2010, to the Knowledge of the Company, neither the Company nor any of its Subsidiaries nor any director, officer, employee, contractor, subcontractor or agent of the Company or any such Subsidiary has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any of its Subsidiaries in the terms and conditions of employment because of any lawful act of such employee described in Section 806 of the Sarbanes-Oxley Act.

3.8           Proxy Statement.  The proxy statement, letter to stockholders, notice of meeting and form of proxy that will be provided to stockholders of the Company in connection with the solicitation of proxies for use at the Company Stockholders’ Meeting, and any schedules required to be filed with the SEC in connection therewith (collectively, as amended or supplemented, the “Proxy Statement”), when filed with the SEC and on the date first mailed to stockholders of the Company and at the time of the Company Stockholders’ Meeting, will comply as to form in all material respects with the applicable requirements of the Exchange Act and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that notwithstanding the foregoing, no representation or warranty is made by the Company with respect to information supplied by Parent or Merger Sub or any of their officers, directors, representatives, agents or employees in writing specifically for inclusion or incorporation by reference in the in the Proxy Statement.

3.9           No Undisclosed Liabilities.  Neither the Company nor any of its Subsidiaries has any Liabilities other than (a) Liabilities reflected or otherwise reserved against in the Balance Sheet (or disclosed in the notes thereto), (b) Liabilities under this Agreement, (c) fees and expenses payable to any accountant, outside legal counsel or financial advisor which are incurred in connection with the negotiation of this Agreement or the consummation of the transactions contemplated by this Agreement (including the Merger), (d) executory obligations under any Contract, other than any such obligations that arose as a result of an existing breach or default (with or without notice or lapse of time or both) thereunder, (e) Liabilities incurred in the ordinary course of business consistent with past practice since the date of the Balance Sheet and (f) Liabilities that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

3.10          Absence of Certain Changes.  (a) Except for actions expressly contemplated by this Agreement, since the date of the Balance Sheet through the date of this Agreement, (i) the business of the Company and its Subsidiaries has been conducted, in all material respects, in the ordinary course consistent with past practice and (ii) the Company has not taken any action that, if taken after the date of this Agreement without the prior written consent of Parent, would constitute a breach of Section 5.2 and (b) since the date of the Balance Sheet, there has not been or occurred or there does not exist any Company Material Adverse Effect or any other Effect that would reasonably be expected to prevent, materially delay or materially impair the ability of the Company to consummate the transaction contemplated by this Agreement in accordance with the terms hereof and Applicable Law.

3.11          Material Contracts.

(a)           For purposes of this Agreement, a “Material Contract” means each of the following Contracts which is currently in effect and to which the Company or any of its Subsidiaries is a party or by which any of their respective properties or assets are bound:

(i)           any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC, other than those agreements and arrangements described in Item 601(b)(10)(iii)) with respect to the Company and its Subsidiaries;

(ii)          any Collective Bargaining Agreement or other similar Contract with a Labor Organization;

(iii)         any Contract (excluding, for the avoidance of doubt, any purchase order) with any Significant Customer (based solely on the fiscal year ended February 29, 2012) or any Significant Supplier (based solely on the fiscal year ended February 29, 2012) providing for indemnification or any guaranty (in each case, under which the Company has continuing obligations as of the date hereof), other than (A) any guaranty by the Company of any of its Subsidiaries’ obligations or (B) any Contract providing for indemnification entered into in connection with the distribution, sale or license of services or hardware or software products in the ordinary course of business consistent with past practice, which indemnification does not materially differ from the provisions embedded in Company’s standard terms of sale as provided or made available to Parent;

(iv)         any Contract containing any covenant, commitment or other obligation (A) limiting the right of the Company or any of its Subsidiaries to engage in any line of business or to compete with any Person in any line of business, (B) granting any exclusive rights to any third party, (C) containing a “most favored nation” or similar provision, (D) including any “take or pay” or “requirements” obligation (excluding, for the avoidance of doubt, any purchase order), (E) prohibiting the Company or any of its Subsidiaries (or, after the Effective Time, Parent) from engaging in business with any Person or levying a fine, charge or other payment for doing so (other than any prohibition pertaining to the non-solicitation of employees) or (F) otherwise prohibiting or limiting the right of the Company or its Subsidiaries to sell, distribute or manufacture any products or services or to purchase or otherwise obtain any software, components, parts or subassemblies, in each case other than any such Contracts that may be cancelled without liability to the Company or its Subsidiaries of more than $300,000 and upon notice of ninety (90) days or less;

(v)          any Contract (A) relating to the license, disposition or acquisition by the Company or any of its Subsidiaries after the date of this Agreement of a material amount of assets other than in the ordinary course of business, (B) pursuant to which the Company or any of its Subsidiaries will acquire any material ownership interest in any other Person or other business enterprise other than the Company’s Subsidiaries or (C) relating to the formation, control or operation of any joint venture;

(vi)         any Contract for the acquisition or disposition of any business containing any continuing (A) profit sharing arrangements or “earn-out” arrangements or (B) indemnification or similar contingent payment obligations;

(vii)        any joint marketing or development agreements under which the Company or any of its Subsidiaries have continuing obligations or costs in excess of $300,000 per year, to jointly market any product, technology or service, and which may not be canceled without penalty upon notice of ninety (90) days or less;

(viii)       any material outsourcing Contracts (including material Contracts to assemble, manufacture and package any Company Product);

(ix)          Based upon amounts paid or received thereunder during the most recent completed fiscal year of the Company, (A) the top twenty (20) end-user or customer contracts (including OEM contracts), (B) the top five (5) distributor contracts, (C) to top ten (10) supplier contracts, (D) the top three (3) development contracts, and (E) the top five (5) sales representative contracts;

(x)           the top ten (10) Contracts (based upon amounts paid thereunder during the most recent completed fiscal year of the Company) containing any service obligation on the part of the Company or any of its Subsidiaries (as measured by continuing costs to be incurred by the Company or any of its Subsidiaries in connection with those services);

(xi)          any Contract that is listed in Section 3.22(e) of the Company Disclosure Letter;

(xii)         any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other Contracts relating to the borrowing of money by, or extension of credit to, the Company or any of its Subsidiaries, other than (A) accounts receivables and payables in the ordinary course of business consistent with past practice and (B) loans to direct or indirect wholly-owned Subsidiaries;

(xiii)        any mortgage, lease, loan or other material Contract relating to any sale leaseback transaction of any real property previously owned by the Company or any of its Subsidiaries;

(xiv)       any Contract entered into since January 1, 2009 to settle a Legal Proceeding other than (A) releases entered into with former employees or independent contractors of the Company which do not contain cash settlements in excess of $500,000 or (B) settlement agreements for cash only (which has been paid) and does not exceed $500,000 as to such settlement; and

(xv)        any material Contract with any Governmental Entity.

(b)           Section 3.11(b) of the Company Disclosure Letter contains a list that is complete and accurate in all material respects as of the date hereof of all Material Contracts, and identifies each subsection of Section 3.11(a) that describes such Material Contract.  The Company has delivered or made available to Parent complete and correct copies of each such Material Contract.

(c)           Each Material Contract is valid and binding on the Company (and/or each such Subsidiary of the Company, as the case may be) and is in full force and effect, and neither the Company nor any of its Subsidiaries party thereto, nor, to the Knowledge of the Company, any other party thereto, is in breach of, or default under any such Material Contract, and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except in each of the foregoing cases as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.  As of the date hereof, neither the Company nor any of its Subsidiaries has received any written notice or other written communication regarding any actual or possible violation or breach of or default under, or intention to cancel or modify, any Material Contract, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

3.12          Compliance with Applicable Law.  The Company and each of its Subsidiaries are and since January 1, 2010 have been in compliance with all Applicable Laws and Orders, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.  Since January 1, 2010, neither the Company nor any of its Subsidiaries (a) has received any written notice of any administrative, civil or criminal investigation or audit by any Governmental Entity relating to the Company or any of its Subsidiaries, (b) has received any written notice from any Governmental Entity alleging any violation by the Company or any of its Subsidiaries of any Applicable Law or Order nor (c) has provided any written notice to any Governmental Entity regarding any violation by the Company or any of its Subsidiaries of any Applicable Law or Order, and no such notice referred to in clauses (a), (b) or (c) of this Section 3.12 remains outstanding or unresolved as of the date of this Agreement, except in each case as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

3.13          Permits.  The Company and its Subsidiaries are, and since January 1, 2010 have been, in compliance with the terms of all permits, licenses, authorizations, consents, approvals and franchises from Governmental Entities required to occupy and operate each Real Property and to conduct their businesses as currently conducted (“Permits”), and no suspension or cancellation of any such Permits is pending or, to the Knowledge of the Company, threatened, except for such noncompliance, suspensions or cancellations that, individually or in the aggregate, are not and would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, or to prevent, materially delay or materially impair the ability of the Company to consummate the transaction contemplated by this Agreement in accordance with the terms hereof and Applicable Law.  Since January 1, 2010, neither the Company nor any of its Subsidiaries has received any written notice from any Governmental Entity regarding (a) any violation by the Company or any of its Subsidiaries of any Permits or the failure to have any required Permits, or (b) any revocation, cancellation or termination of any Permits held by the Company or any of its Subsidiaries, and no such notice in either case remains outstanding or unresolved as of the date of this Agreement, except in each case as, individually or in the aggregate, is not and would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, or to prevent, materially delay or materially impair the ability of the Company to consummate the transaction contemplated by this Agreement in accordance with the terms hereof and Applicable Law.

3.14          Litigation.  As of the date hereof, there is no Legal Proceeding pending or, to the Knowledge of the Company, threatened (a) against the Company or any of its Subsidiaries that (i) involves an amount in controversy in excess of $300,000, (ii) seeks material injunctive relief, or (iii) seeks to impose any legal restraint on or prohibition against or limit the Surviving Corporation’s ability to operate the business of the Company and its Subsidiaries substantially as it was operated immediately prior to the date of this Agreement, (b) to the Knowledge of the Company, against any current or former director or officer of the Company or any of its Subsidiaries (in their respective capacities a such), whether or not naming the Company or any of its Subsidiaries or (c) by the Company or any of its Subsidiaries against any third party that (i) involves an amount in controversy in excess of $300,000 or (ii) seeks material injunctive relief.  As of the date hereof, neither the Company nor any of its Subsidiaries nor any of their respective properties, including the Assets and the Real Property, is subject to any outstanding Order that, individually or in the aggregate, is or would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, or to prevent, materially delay or materially impair the ability of the Company to consummate the transaction contemplated by this Agreement in accordance with the terms hereof and Applicable Law.

3.15         Customers and Suppliers.

(a)           To the Knowledge of the Company, (i) neither the Company nor any of its Subsidiaries has any outstanding material disputes concerning any Company Products with any customer who, in any of the three fiscal years ended February 29, 2012 or the last twelve (12) months prior to the date hereof, was one of the twenty (20) largest customers of Company Products based on amounts paid or payable to the Company or its Subsidiaries by such customers (each, a “Significant Customer”) and (ii) neither the Company nor any of its Subsidiaries has received any written or oral notice from any Significant Customer that such Significant Customer shall not continue as a customer of the Company or any of its Subsidiaries other than, for the avoidance of doubt, in connection with the loss of a design opportunity.  Since February 29, 2012, the Company has not had any material quantity of Company Products returned by a purchaser thereof except for normal warranty returns consistent with past history.

(b)           To the Knowledge of the Company, (i) neither the Company nor any of its Subsidiaries has any outstanding material dispute concerning products and/or services provided by any supplier who, in any of the three fiscal years ended February 29, 2012 and the last twelve (12) months prior to the date hereof, was one of the ten (10) largest suppliers of products and/or services to the Company and its Subsidiaries based on amounts paid or payable by the Company and its Subsidiaries to such supplier (each, a “Significant Supplier”) and (ii) neither the Company nor any of its Subsidiaries has received any written or, to the Knowledge of the Company, oral notice from any Significant Supplier that such Significant Supplier shall not continue as a supplier to the Company or any of its Subsidiaries.  The Company and its Subsidiaries have access, in all material respects and on commercially reasonable terms, to all products and services reasonably necessary to carry on the Company’s business, and the Company has no Knowledge of any reason why it will not continue to have such access in all material respects and on commercially reasonable terms.

3.16          Taxes.

(a)           Each of the Company and its Subsidiaries has prepared and timely filed (taking into account all applicable extensions) all material income, franchise and other U.S. federal, state, local and non-U.S. Tax Returns required to be filed relating to any and all Taxes concerning or attributable to the Company, any of its Subsidiaries or their respective operations, and such Tax Returns in all material respects are true and correct and have been completed in accordance with Applicable Law.

(b)           Taking into account all applicable extensions, each of the Company and its Subsidiaries has (i) timely paid all material Taxes it is required to pay (whether or not shown on a Tax Return), and (ii) timely paid or withheld (and timely paid over any withheld amounts to the appropriate Taxing authority) all material federal and state income Taxes, Federal Insurance Contribution Act and Federal Unemployment Tax Act amounts, and other Taxes (including all Taxes required to be reported and withheld on any U.S or non-U.S. Company Compensatory Awards) required to be withheld.

(c)            Neither the Company nor any of its Subsidiaries had any Liabilities for material unpaid Taxes as of the date of the Balance Sheet that had not been accrued or reserved on the Balance Sheet in accordance with GAAP, and neither the Company nor any of its Subsidiaries has incurred any Liability for Taxes since the date of the Balance Sheet other than in the ordinary course of business consistent with past practice.

(d)           Neither the Company nor any of its Subsidiaries has executed any outstanding waiver of any statute of limitations on or extension of the period for the assessment or collection of any Tax.

(e)            No audit or other examination of any Tax Return of the Company or any of its Subsidiaries is presently in progress, nor has the Company or any of its Subsidiaries been notified in writing of any request for such an audit or other examination.  No material adjustment relating to any Tax Return filed by the Company has been proposed in writing by any Governmental Entity.  No written claim has ever been made by any Governmental Entity that the Company or any of its Subsidiaries is or may be subject to taxation in a jurisdiction in which it neither pays Taxes nor files Tax Returns.

(f)            There are no Liens on the assets of the Company or any of its Subsidiaries relating or attributable to Taxes, other than Permitted Liens.

(g)            Neither the Company nor any of its Subsidiaries has (i) ever been a member of an affiliated group (within the meaning of Code §1504(a)) filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company), (ii) ever been a party to any Tax sharing, indemnification or allocation agreement, other than among the Company and its Subsidiaries, nor does the Company or any of its Subsidiaries owe any amount under any such agreement, (iii) any Liability for the Taxes of any person other than the Company and its Subsidiaries under Treas. Reg. § 1.1502-6 (or any similar provision of Applicable Law, including any arrangement for group or consortium relief or similar arrangement), as a transferee or successor, by contract, by operation of law or otherwise (other than pursuant to customary commercial Contracts not primarily related to Taxes) or (iv) during the period beginning five (5) years prior to the date hereof, been a party to any joint venture, partnership or other agreement that to the Knowledge of the Company and its Senior Director of Tax could be treated as a partnership for Tax purposes (other than any joint venture, partnership or other agreement that could be treated as a partnership for Tax purposes that is a direct or indirect wholly-owned Subsidiary of the Company).

(h)           To the Knowledge of the Company and its Senior Director of Tax, neither the Company nor any of its Subsidiaries will be required to include any material income or gain or exclude any material deduction or loss from Taxable income for any period or portion thereof after the Effective Time as a result of any (i) change in method of accounting made prior to the Effective Time, (ii) closing agreement under Section 7121 of the Code entered into prior to the Effective Time, (iii) deferred intercompany gain or excess loss account under Section 1502 of the Code attributable to transactions occurring prior to the Effective Time (or in the case of clauses (i), (ii) and (iii) above, under any similar provision of Applicable Law), (iv) installment sale or open transaction disposition made prior to the Effective Time, to the extent not reflected in the Balance Sheet, or (v) prepaid amount received prior to the Effective Time.

(i)            Neither the Company nor any of its Subsidiaries has constituted either a “distributing corporation” or a “controlled corporation” in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code during the period beginning five (5) years prior to the date hereof or otherwise that could be treated as part of a plan (or series of related transactions) pursuant to which the transactions contemplated by this Agreement are a part.

(j)            Neither the Company nor any of its Subsidiaries has engaged in any transaction that is the same as or substantially similar to one of the types of transactions that the Internal Revenue Service has determined to be a tax avoidance transaction and identified by notice, regulation, or other form of published guidance as a listed transaction, as set forth in Treas. Reg. § 1.6011-4(b)(2).

(k)           The Company and each of its Subsidiaries is in full compliance with all terms and conditions of any Tax exemption, Tax holiday or other Tax reduction agreement or order (each, a “Tax Incentive”) and to the Knowledge of the Company and its Senior Director of Tax, the Merger will not have any adverse effect on the continued validity and effectiveness of any such Tax Incentive.

(l)            Each of the Company and its Subsidiaries is in compliance in all material respects with all applicable transfer pricing laws and regulations, including, where applicable, the execution and maintenance of contemporaneous documentation substantiating its transfer pricing practices and methodology.  To the extent required by Applicable Law, the prices for any property or services (or for the use of any property) provided by or to the Company or any of its Subsidiaries are arm’s length prices for purposes of the relevant transfer pricing Applicable Laws, including Treasury Regulations promulgated under Section 482 of the Code.

(m)          The Company has made available to Parent or its legal counsel or accountants (i) copies of all material income, franchise and other Tax Returns and all ASC 740-10 work papers of the Company and each of its Subsidiaries for all periods from and including March 1, 2009, and (ii) copies of all U.S. federal income Tax Returns of the Company for all periods from and including March 1, 2008.

3.17         Environmental Matters.

(a)            Except as has not resulted in and would not reasonably be expected to result in material liability to the Company and its Subsidiaries, taken as a whole:

(i)          (A) the Company and its Subsidiaries are, and since January 1, 2010 have been, in compliance in all material respects with all applicable Environmental Laws; (B) to the Knowledge of the Company, all Company Products comply, to the extent applicable, with the restricted substance requirements of the EU RoHS Directives; and (C) to the Knowledge of the Company, no Company Product fails to comply with any applicable Environmental Law;

(ii)         (A) the Company and its Subsidiaries hold and maintain all of the Environmental Permits necessary for the continued conduct of any Hazardous Material Activity of the Company or any Subsidiary as such activities are currently being conducted; (B) all such Environmental Permits are valid and in full force and effect; (C) the Company and its Subsidiaries are in compliance with all covenants and conditions of all such Environmental Permits; and (D) no circumstances exist which could cause any Environmental Permit to be revoked, modified, or rendered non-renewable upon payment of the permit fee;

(iii)        no Legal Proceeding is pending, or to the Knowledge of the Company, threatened, concerning or relating to any Environmental Permit or any Hazardous Materials Activity of the Company or any Subsidiary relating to the business, or any Business Facility, and neither the Company nor any Subsidiary has received any written information request from any Governmental Entity pursuant to CERCLA or a similar state Environmental Law; and

(iv)        neither the Company nor any of its Subsidiaries has engaged in any Hazardous Materials Activity that is reasonably likely to result in a Legal Proceeding under Environmental Law or a requirement for investigation or remedial action under applicable Environmental Law.

(b)           The Company has delivered or made available to Parent all material records in the Company’s and its Subsidiaries’ possession concerning the Hazardous Materials Activities of the Company and its Subsidiaries, including all notices of non-compliance or violation of Environmental Laws and all environmental audits and environmental assessments of any Business Facility.

3.18          Employee Benefit Plans.

(a)            Sections 3.18(a) of the Company Disclosure Letter sets forth a complete and accurate list of all material Employee Plans.  With respect to each Employee Plan, to the extent applicable, the Company has made available to Parent complete and accurate copies of (i) the most recent annual report on Form 5500 required to have been filed with the IRS for each Employee Plan, including all schedules thereto; (ii) the most recent determination letter, if any, from the IRS for any Employee Plan that is intended to qualify under Section 401(a) of the Code; (iii) the plan documents and summary plan descriptions, if any, including any amendments or statements of material modifications thereto, or a written description of the terms of any Employee Plan that is not in writing; (iv) any related trust agreements, insurance contracts, insurance policies or other documents of any funding arrangements; (v) any notices since January 1, 2007 to or from the IRS or any office or representative of the DOL or any similar Governmental Entity relating to any compliance issues in respect of any such Employee Plan; (vi) with respect to each International Employee Plan, to the extent applicable, the Company has made available to Parent complete and accurate copies of (A) the most recent annual report or similar compliance documents required to be filed with any Governmental Entity with respect to such plan, if any, and (B) any document comparable to the determination letter referenced under clause (ii) above issued by a Governmental Entity, if any; and (vii) all other material Contracts directly relating to each Employee Plan, including administrative service agreements.

(b)           Each Employee Plan has been maintained, operated and administered in compliance in all material respects with its terms and with all Applicable Law, including the applicable provisions of ERISA and the Code, and, to the Knowledge of the Company, there is no circumstance that exists that would materially affect such compliance.

(c)           Each Employee Plan that is intended to be “qualified” under Section 401 of the Code may rely on an unrevoked favorable prototype opinion letter or has received a favorable determination letter from the IRS with respect to such Employee Plan’s tax-qualified status under the Code and nothing has occurred or exists since the date of such determination or opinion letter that would reasonably be expected to materially and adversely affect the qualified status of any such Employee Plan.

(d)           All contributions, premiums and other payments required to be made with respect to any Employee Plan have been timely made, accrued or reserved for, except as would not be expected to result in a material liability.  Except as required by Applicable Law or the terms of an Employee Plan, neither the Company nor any of its Subsidiaries has any plan or commitment to establish any new material Employee Plan or amend in any material respect an existing Employee Plan.

(e)           There are no material Legal Proceedings pending or, to the Knowledge of the Company, threatened on behalf of or against any Employee Plan, the assets of any trust under any Employee Plan, or the plan sponsor, plan administrator or any fiduciary or any Employee Plan with respect to the administration or operation of such plans, other than routine claims for benefits that have been or are being handled through an administrative claims procedure.

(f)            None of the Company, any of its Subsidiaries, or, to the Knowledge of the Company, any of their respective directors, officers, employees or agents has, with respect to any Employee Plan, engaged in or been a party to any non-exempt “prohibited transaction,” as such term is defined in Section 4975 of the Code or Section 406 of ERISA, which could reasonably be expected to result in the imposition of a material penalty assessed pursuant to Section 502(i) of ERISA or a material tax imposed by Section 4975 of the Code.

(g)           Neither the Company, any of the its Subsidiaries nor any of their respective ERISA Affiliates has in the six (6) years prior to the date hereof maintained, participated in or contributed to (or been obligated to contribute to) (i) an Employee Plan subject to Section 412 of the Code or Title IV of ERISA, (ii) a “multiemployer plan” (as defined in Section 3(37) of ERISA), (iii) a “multiple employer plan” as defined in Section 210 of ERISA or Section 413(c) of the Code, (iv) a “funded welfare plan” within the meaning of Section 419 of the Code or (v) a voluntary employees’ beneficiary association under Section 501(c)(9) of the Code.

(h)           No Employee Plan provides post-termination or retiree life insurance, health or other welfare benefits to any person, other than pursuant to Section 4980B of the Code or any similar Applicable Law.

(i)            Each Employee Plan that is subject to Section 409A of the Code has been operated and administered in material compliance with Section 409A of the Code.  All Company Options and Company Stock Appreciation Rights have been granted at a per share exercise price that is at least equal to the fair market value of a share of the underlying Company Common Stock as of the date the Company Option or Company Stock Appreciation Right was granted, as determined in accordance with Applicable Law, including Section 409A of the Code.

(j)            Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement (including the Merger) will, either alone or in conjunction with any other event, (i) result in any material payment or benefit becoming due or payable, or required to be provided, to any director, employee, consultant or independent contractor of the Company or any of its Subsidiaries, (ii) materially increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such director, employee, consultant or independent contractor, (iii) result in the acceleration of the time of payment, vesting or funding of any such benefit or compensation or (iv) result in the payment of any amount that would not be deductible by reason of Section 280G of the Code.  There is no contract, agreement, plan or arrangement to which the Company or any of its Subsidiaries is a party or by which it is bound to compensate any current or former employee or other disqualified individual for excise taxes which may be required pursuant to Section 4999 of the Code or any Taxes required by Section 409A of the Code.

(k)           No International Employee Plan has Liabilities, other than those Liabilities that would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole, that as of the Closing Date will not be offset in full by insurance or otherwise be fully accrued.

(l)            Section 3.18(l) of the Company Disclosure Letter sets forth a complete and accurate list of all participants in the Company Executive Severance Plan.  All participants in the Company’s Non-Executive Severance Plan are United States domestic employees.

3.19          Labor Matters.

(a)           Neither the Company nor any of its Subsidiaries is a party to any Contract or arrangement between or applying to, one or more employees or other service providers and a union, trade union, works council, group of employees or any other employee representative body, for collective bargaining or other negotiating or consultation purposes or reflecting the outcome of such collective bargaining or negotiation or consultation with respect to their respective employees with any labor organization, union, group, association, works council or other employee representative body, or is bound by any equivalent national or sectoral agreement (“Collective Bargaining Agreements”).  There are no pending material activities or proceedings or, to the Knowledge of the Company, threatened or reasonably anticipated by any works council, union, trade union, or other labor-relations organization or entity (“Labor Organization”) to organize any such employees.  There are no lockouts, strikes, slowdowns, work stoppages or, to the Knowledge of the Company, threats thereof by or with respect to any employees of the Company or any of its Subsidiaries nor have there been any such lockouts, strikes, slowdowns or work stoppages or threats thereof with respect to any employees of the Company or any of its Subsidiaries, except in each case as would not be material to the Company.  The consummation of the transactions contemplated by this Agreement (including the Merger) will not entitle any person (including any Labor Organization) to any payments under any Collective Bargaining Agreement, or require the Company or any of its Subsidiaries to consult with, provide notice to, or obtain the consent or opinion of any Labor Organization.  Except as would not be expected to result in a material liability, neither the Company nor any of its Subsidiaries, nor to the Knowledge of the Company any of their respective representatives or employees, has committed any unfair labor practice in connection with the operation of their respective businesses of the Company or any of its Subsidiaries, and, except as would not be expected to result in a material liability, there is no charge, complaint or other action against the Company or any of its Subsidiaries by the National Labor Relations Board or any comparable Governmental Entity pending or to the Knowledge of the Company threatened.

(b)           Except as is not and would not reasonably be expected to, individually or in the aggregate, result in a material liability to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries have complied with all Applicable Laws and Orders relating to employment, employment practices, terms and conditions of employment, worker classification (including the proper classification of workers as independent contractors and consultants and for overtime purposes), leased and seconded employees, tax withholding, prohibited discrimination, equal employment, fair employment practices, meal and rest periods, immigration status, employee safety and health, wages (including overtime wages), compensation, and hours of work.  Neither the Company nor any of its Subsidiaries is a party to any material conciliation agreement, consent decree or other employment-related agreement or order with any Governmental Entity.

(c)           Each of the Company and its Subsidiaries is in compliance in all material respects with WARN.  In the past two years, (i) neither the Company nor any of its Subsidiaries has effectuated a “plant closing” (as defined in WARN) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of its business, (ii) there has not occurred a “mass layoff” (as defined in WARN) affecting any site of employment or facility of the Company or any of its Subsidiaries, and (iii) neither the Company nor any of its Subsidiaries has been affected by any transaction or engaged in layoffs or employment terminations sufficient in number, including as aggregated, to trigger application of any similar state, local or foreign law or regulation.  Neither the Company nor its Subsidiaries has caused any of their respective employees to suffer an “employment loss” (as defined in WARN) during the ninety (90) day period prior to the date hereof, and there has been no termination which would trigger any notice or other obligations under WARN.

3.20          Real Property.

(a)           Neither the Company nor any of its Subsidiaries owns any real property.

(b)           Section 3.20(b)(i) of the Company Disclosure Letter contains a complete and accurate list of all of the existing leases, subleases, licenses, or other agreements under which the Company or any of its Subsidiaries uses or occupies or has the right to use or occupy, now or in the future, any real property (collectively, the “Leases” and, such property, the “Real Property”).  The Company has heretofore made available to Parent true and correct copies of all Leases.  Each Lease is valid and binding on the Company (and/or each such Subsidiary of the Company, as the case may be) and is in full force and effect, and neither the Company nor any of its Subsidiaries party thereto, nor, to the Knowledge of the Company, any other party thereto, is in breach of, or default under, any such Lease, and no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by the Company or any of its Subsidiaries, or, to the Knowledge of the Company, any other party thereto, except in each of the foregoing cases as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.  Neither the Company nor any of its Subsidiaries has received any written notice or other written communication regarding any actual or possible violation or breach of or default under, or intention to cancel or modify, any Lease, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.  Section 3.20(b)(ii) of the Company Disclosure Letter contains a complete and accurate list of all of the existing leases, subleases, licenses, or other agreements granting to any Person, other than the Company or any of its Subsidiaries, any material right to use or occupy, now or in the future, any of the Real Property.  Neither the Company nor any of its Subsidiaries owes broker commissions with respect to any Real Property that have not been accrued on the Balance Sheet and that, individually or in the aggregate, would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.  The Company or its Subsidiaries have valid leasehold estates in the Real Property, subject to no Liens other than Permitted Liens, except as, individually or in the aggregate, would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.

3.21          Assets; Personal Property.  The machinery, equipment, furniture, fixtures and other tangible personal property and assets owned, leased or used by the Company or any of its Subsidiaries (the “Assets”) are, in the aggregate, sufficient and adequate in all material respects to carry on their respective businesses in all material respects as presently conducted, and such Assets are in good operating condition and repair in all material respects (ordinary wear and tear and ongoing maintenance excepted).  Except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries are in possession of and have good title to, or valid leasehold interests in or valid rights under contract to use such Assets.

3.22          Intellectual Property.

(a)           Section 3.22(a) of the Company Disclosure Letter contains a complete and accurate list of all Company Products and all Domain Names under which Company operates its business.

(b)           Section 3.22(b) of the Company Disclosure Letter contains a complete and accurate list of the Company Intellectual Property Rights that are Registered IP and material unregistered Trademarks (“Company Registered IP”), in each case listing, as applicable, (i) the name of the current owner, (ii) the jurisdiction where the application/registration is located, (iii) the application or registration number, (iv) the filing date, and issuance/registration/grant date, and (v) the prosecution status thereof.

(c)           To the Knowledge of the Company, the Company Registered IP is valid, sustaining and enforceable.

(d)           To the Knowledge of the Company, with respect to each item of Company Registered IP, all necessary registration, maintenance and renewal fees have been paid.

(e)           Section 3.22(e) of the Company Disclosure Letter contains a complete and accurate list of all Contracts (i) under which the Company or any of its Subsidiaries has the right to use any material Company IP, other than Shrink-Wrap Code or (ii) under which the Company or any of its Subsidiaries licenses to others the right to use any material Company Intellectual Property Rights, other than non-disclosure agreements and non-exclusive license agreements entered into in the ordinary course of business (such Contracts, the “Company IP Agreements”).  The Company has made available to Parent complete and correct copies of each such Company IP Agreement. To the Knowledge of the Company, (x) each Company IP Agreement is valid and binding on the Company or the Subsidiary of the Company that is a party thereto and is in full force and effect, (y) neither the Company nor any of its Subsidiaries that are a party thereto, nor any other party thereto, is in breach of, or default under, any such Company IP Agreement, and (z) no event has occurred that with notice or lapse of time or both would constitute such a breach or default thereunder by the Company or any of its Subsidiaries, in each of clauses (x), (y) and (z), except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. To the Knowledge of the Company, there are no pending material disputes regarding the scope of such Company IP Agreements, performance under the Company IP Agreements, or with respect to payments made or received under such Company IP Agreements.

(f)           To the Knowledge of the Company, (i) the Company and its Subsidiaries own or have sufficient rights to use all Intellectual Property Rights that are either used in or necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted, and (ii) neither the operation of the business of the Company nor the use, provision, support, reproduction, making, distribution, marketing, sale, license or display of the Company Products by Company or its Subsidiaries infringes or misappropriates the Intellectual Property Rights or Moral Rights of any Person, in each of clauses (i) and (ii), except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

(g)          To the Knowledge of the Company, the Company and its Subsidiaries own all right, title and interest in the owned Company Intellectual Property Rights, free and clear of all Liens other than (i) obligations arising under the terms of any of the Company IP Agreements listed on Section 3.22(e) of the Company Disclosure Letter (or other Contracts that need not be listed in Section 3.22(e)) and (ii) Permitted Liens.  To the Knowledge of the Company, the Company and its Subsidiaries have the exclusive right to bring actions against any person that is infringing any Company Intellectual Property Rights and to retain for themselves any damages recovered in any such action.  To the Knowledge of the Company, no Person other than the Company and its Subsidiaries has ownership rights to any Company Intellectual Property Rights.

(h)           The Company and each of its Subsidiaries have taken commercially reasonable steps to protect the confidentiality of the Trade Secrets that comprise any part of the Company Intellectual Property Rights, and to the Knowledge of the Company, there is no unauthorized use, disclosure or misappropriation of any such Trade Secrets by any Person. To the Knowledge of the Company, all use and disclosure of Trade Secrets owned by another Person by the Company or any of its Subsidiaries have been pursuant to the terms of a written agreement with such Person or such use and disclosure by the Company or any of its Subsidiaries was otherwise lawful, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.  Without limiting the foregoing, the Company and its Subsidiaries have a policy requiring employees, consultants and contractors to execute a confidentiality and assignment agreement which (i) assigns to the Company or one of its Subsidiaries all right, title and interest in any Intellectual Property Rights created by such persons within the scope of their involvement with the Company or applicable Subsidiary and (ii) provides reasonable protection for Trade Secrets of the Company and its Subsidiaries.  To the Knowledge of the Company, to the extent permissible under Applicable Law, all current or former employees, consultants and contractors of the Company or any Subsidiary that have created any Company Intellectual Property Rights have executed such agreements, and no party to any such agreement is in breach thereof.

(i)           To the Knowledge of the Company, no Person is infringing upon or otherwise violating any Company Intellectual Property Rights, and neither the Company nor any of its Subsidiaries have asserted or threatened any claim against any Person alleging the same that remains unresolved, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

(j)           There is no unresolved Legal Proceeding brought by a third party that has been served upon, filed or, to the Knowledge of the Company, threatened with respect to (i) any alleged infringement or other violation by the Company or any of its Subsidiaries or any of its or their current products or services or other operation of the Company’s or any of its Subsidiaries’ business of the Intellectual Property Rights of such third party or (ii) any challenge to the validity or enforceability of, or contesting the Company’s or any of its Subsidiaries’ rights with respect to, any Company Intellectual Property Rights except, in each of clauses (i) and (ii), as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.  The Company and its Subsidiaries are not subject to any Order of any Governmental Entity that materially restricts or impairs the use, transfer or licensing of any Company Intellectual Property Rights.

(k)           To the Knowledge of the Company, the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby (including the Merger) will not result in any of the following events that, but for the consummation of the transactions contemplated hereby, would not have occurred: (i) the Company or its Subsidiaries granting to any third party any rights or licenses to any Company Intellectual Property Rights, except to the extent currently licensed, (ii) the vesting of any right of termination or cancellation of the counterparty under any Company IP Agreement, (iii) any payment of fees, penalties or royalties under any Company IP Agreement (other than user, seat-based or similar fees), (iv) a change in the scope of any Intellectual Property Rights granted to, or by, the Company or its Subsidiaries, (v) the imposition of any Lien on any owned Company Intellectual Property Rights (other than Permitted Liens), or (vi) after the Merger, Parent or any of its Subsidiaries or Affiliates being required to grant any third party any rights or licenses to any of Parent’s or any of its Subsidiaries’ or Affiliates’ Intellectual Property Rights (except with respect to the Company Intellectual Property Rights), in each of clauses (i) through (vi), except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

(l)            Except as set forth in Section 3.22(l) of the Company Disclosure Letter, no Software that constitutes Public Software was or is contained or included in, incorporated into, or integrated with any Company Product.  Section 3.22(l) of the Company Disclosure Letter sets forth a list of all such Public Software, including: (i) the name of the Public Software; (ii) the website at which the license terms are available; (iii) the applicable Company Product referred to in the first sentence of this Section 3.22(l); and (iv) whether or not the Public Software has been modified or distributed.

(m)          The Company and its Subsidiaries are in full compliance with all Public Software license agreements to which the Company or a Subsidiary, as applicable, is a party, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

(n)          To the Knowledge of the Company, neither the Company nor any of its Subsidiaries have published or disclosed any Source Code owned by the Company or its Subsidiaries, except to their employees, customers or advisers pursuant to non-disclosure agreements, commercial agreements or license agreements subject to confidentiality obligations, nor has any other Person done so, except as authorized by the Company under a non-disclosure agreement, commercial agreement or license agreement subject to confidentiality obligations, in each case, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.  The consummation of the transactions contemplated hereby (including the Merger) will not constitute a condition sufficient to entitle the beneficiary under any Source Code escrow arrangement under which the Company or any of its Subsidiaries have deposited any material Source Code for any Company Product to require release of such Source Code.

(o)          To the Knowledge of the Company, all personally identifiable information which has been collected, stored, maintained or otherwise used by the Company and its Subsidiaries has been collected, stored, maintained and used in accordance with all Applicable Laws, Contracts, and Company policies and industry standards, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.  To the Knowledge of the Company, neither the Company nor its Subsidiaries has received a notice of noncompliance with Applicable Laws, Contracts or Company policies related to personally identifiable information.

(p)          To the Knowledge of the Company, there are no material defects or errors in the Company Products or any “back door,” “time bomb,” “Trojan horse,” “worm,” “drop dead device,” “virus” or other software routines or hardware components that permit unauthorized access or the unauthorized disruption, impairment, disablement or erasure of such Company Product or data or other software of users of the Company Products.

(q)          The Company and its Subsidiaries have taken reasonable steps and implemented reasonable procedures to prevent viruses and other disabling codes from entering Company Products and to otherwise safeguard the information technology systems, and personally identifiable information contained therein, of the Company and its Subsidiaries.  To the Knowledge of the Company, there have been no material unauthorized intrusions or breaches of the security of information technology systems of the Company and its Subsidiaries.  The Company and its Subsidiaries have reasonable disaster recovery plans procedures and facilities for the business.

(r)            Section 3.22(r) of the Company Disclosure Letter sets forth a true and complete list of all industry standards bodies or similar organizations in which the Company and/or any of its Subsidiaries is a member.  To the Knowledge of the Company, there is no obligation to license any of the Company Intellectual Property Rights to any third party as a result of  participation or membership in any standards body or similar organization.  To the Knowledge of the Company, the Company and its Subsidiaries are in material compliance with their current membership in such organizations.

(s)           To the Knowledge of the Company, no rights have been granted to any Governmental Entity with respect to any Company Product other than substantially the same standard commercial rights as are granted by the Company to commercial end users of the Company Products in the ordinary course of business consistent with past practices.

3.23         Export Control and Import Laws.

(a)           Since January 1, 2007, (i) the Company and each of its Subsidiaries have been in compliance with all Applicable Laws regarding export and reexport control (“Export Controls”), including the Export Administration Regulations maintained by the U.S. Department of Commerce, trade and economic sanctions maintained by the Treasury Department’s Office of Foreign Assets Control and the International Traffic in Arms Regulations maintained by the Department of State and any applicable anti-boycott compliance regulations and (ii) the Company and its Subsidiaries have been in compliance with all applicable import Laws (“Import Restrictions”), including Title 19 of the U.S. Code and Title 19 of the Code of Federal Regulations, in each case except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

(b)           No Legal Proceeding is pending or, to the Knowledge of the Company, threatened, concerning or relating to any export or import activity of the Company or any of its Subsidiaries and no voluntary self disclosures have been filed by or for the Company or any of its Subsidiaries since January 1, 2007 with respect to possible violations of any Export Controls or Import Restrictions.

3.24          Insurance.  The Company and its Subsidiaries have material policies of insurance covering the Company, its Subsidiaries or any of their respective employees, properties or assets, including policies of life, property, title, fire, workers’ compensation, products liability, directors’ and officers’ liability and other casualty and liability insurance, in each case in a form and amount that is, to the Knowledge of the Company, in all material respects customarily carried by persons conducting business similar to that of the Company and which the Company believes is adequate for the operation of its business.  As of the date hereof, except as is not and would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (a) all such insurance policies are in full force and effect, (b) no notice of cancellation has been received in connection with such policies, (c) there is no existing default or event which, with the giving of notice or lapse of time or both, would constitute a default, by any insured thereunder, (d) there is no claim pending under any of such policies as to which coverage has been questioned, denied or disputed by the underwriters of such policies and (e) there has been no threatened termination of, or premium increase with respect to, any such policies.

3.25          Anti-Bribery Laws.  Since January 1, 2007, neither the Company nor any of its Subsidiaries (including any of their respective officers, directors, agents, employees or other Person associated with or acting on their behalf) has, directly or indirectly, (a) taken any action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules or regulations thereunder, the U.K. Bribery Act of 2010, as amended, or any other comparable foreign law or statute; (b) used any corporate funds for unlawful contributions, loans, gifts, entertainment or other unlawful expenses relating to political activity; or (c) made, offered or authorized any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns.

3.26          Related Party Transactions.  Except as set forth in the SEC Reports or compensation or other employment arrangements in the ordinary course of business, there are no transactions, agreements, arrangements or understandings currently in effect that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act.

3.27          Brokers; Fees and Expenses.  Except for Qatalyst Partners LP (true and correct copies of whose engagement letter has been furnished or made available to Parent), there is no investment banker, broker, finder, agent or other Person that has been retained by or is authorized to act on behalf of the Company or any of its Subsidiaries who is entitled to any financial advisor’s, brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby (including the Merger).

3.28          Opinion of Financial Advisors.  The Company Board has received the written opinion (or an oral opinion to be confirmed in writing) of Qatalyst Partners LP to the effect that, as of the date of this Agreement, and based upon and subject to the limitations and assumptions set forth therein, the Merger Consideration is fair to the holders of Company Common Stock from a financial point of view, and, as of the date of this Agreement, such opinion has not been withdrawn, revoked or modified.

3.29          State Anti-Takeover Statutes; No Rights Plan.

(a)           Assuming the accuracy of the representations and warranties of the Parent and Merger Sub set forth in Section 4.6, the Company and the Company Board has taken all action necessary to exempt the Merger, this Agreement, the Voting Agreements and the other transactions contemplated hereby or thereby from the restrictions on business combinations and voting requirements contained in Section 203 of the DGCL.  No other “control share acquisition,” “fair price,” “moratorium” or other antitakeover Applicable Law (such Applicable Law, including Section 203 of the DGCL, “Takeover Law”) applies to the Merger, this Agreement, the Voting Agreements or any of the other transactions contemplated hereby or thereby.

(b)           The Company has no rights plan, “poison-pill” or other comparable agreement or arrangement designed to have the effect of delaying, deterring or discouraging any Person from acquiring control of the Company.  To the Knowledge of the Company, no Contract entered into in by the Company since May 1, 2011  prohibits any Person from making any Acquisition Proposal following the execution and announcement of this Agreement.

3.30          No Other Representations or Warranties.  Except for the representations and warranties contained in this Article III, neither the Company nor any other Person on behalf of the Company or any of its Subsidiaries makes any other representation or warranty, express or implied, to Parent or Merger Sub with respect to the Company or any of its Subsidiaries or any of the transactions contemplated hereby.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub hereby represent and warrant to the Company as follows:

4.1           Organization and Standing.  Each of Parent and Merger Sub is duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to conduct its business as it is presently being conducted and to own, lease or operate its respective properties and assets.  Each of Parent and Merger Sub is duly qualified to do business and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities make such qualification necessary, except where the failure to be so qualified or in good standing has not had and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

4.2           Authorization.  Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to perform its obligations hereunder.  The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby (including the Merger) have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, and no additional corporate proceedings on the part of Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (including the Merger).  This Agreement has been duly executed and delivered by each of Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Company, constitutes a legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each in accordance with its terms, except that such enforceability (a) may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Applicable Laws affecting or relating to creditors’ rights generally and (b) is subject to general principles of equity.

4.3           Non-contravention; Required Consents.

(a)           The execution, delivery or performance by Parent and Merger Sub of this Agreement, the consummation by Parent and Merger Sub of the transactions contemplated hereby (including the Merger) and the compliance by Parent and Merger Sub with any of the provisions hereof do not and will not (i) violate or conflict with any provision of the certificates of incorporation or bylaws or other constituent documents of Parent or Merger Sub, (ii) violate, conflict with or result in the breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or result in the termination of, or materially accelerate the performance required by, or result in a right of termination or material acceleration under, or result in the loss of any material benefit or the imposition of any additional material payment or other material Liability under, any Contract to which Parent or Merger Sub is a party or by which Parent, Merger Sub or any of their respective properties or assets may be bound, (iii) assuming compliance with the matters referred to in Section 4.3(b), violate or conflict with any Applicable Law or Order or (iv) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Parent or Merger Sub, except in the case of each of clauses (ii), (iii) and (iv) above, for such violations, conflicts, defaults, terminations, accelerations or Liens which, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

(b)           No Consent of any Governmental Entity is required on the part of Parent, Merger Sub or any of their Affiliates in connection with the execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby (including the Merger), except (i) the filing of the Certificate of Merger with the Delaware Secretary of State as required by Delaware Law, (ii) such filings and approvals as may be required by any federal or state securities laws, including compliance with any applicable requirements of the Exchange Act, (iii) compliance with any applicable requirements of the HSR Act and any other Antitrust Laws and (iv) such other Consents, the failure of which to obtain, individually or in the aggregate, would not reasonably be expected to have a Parent Material Adverse Effect.

4.4           Litigation.  As of the date hereof, there are no Legal Proceedings pending or, to the knowledge of Parent, threatened against Parent or Merger Sub or any of their Affiliates that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.  As of the date hereof, neither Parent nor Merger Sub nor any of their Affiliates is subject to any outstanding Order that would, individually or in the aggregate, reasonably be expected to have a Parent Material Adverse Effect.

4.5           Proxy Statement.  The information supplied by Parent, Merger Sub or their respective officers, directors, representatives, affiliates, agents or employees for inclusion in Proxy Statement, will not, at the time the Proxy Statement is filed with the SEC or at the time of any amendment or supplement thereto, or on the date the Proxy Statement is first sent to stockholders of the Company or at the time of the Company Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

4.6           Operations of Merger Sub.  Merger Sub has engaged in no other business activities other than those related to the transactions contemplated by this Agreement. Merger Sub is a direct wholly-owned Subsidiary of Parent.

4.7           Section 203 of the DGCL.  Neither Parent nor Merger Sub is, nor at any time for the past three years has been, an “interested stockholder” of the Company as defined in Section 203 of the DGCL.

4.8           Funds.  Parent currently has, and will have (and will cause Merger Sub to have) immediately prior to the Effective Time, sufficient funds to pay the aggregate Merger Consideration contemplated by this Agreement and to perform the other obligations of Parent and Merger Sub contemplated by this Agreement.

ARTICLE V
INTERIM CONDUCT OF BUSINESS

5.1           Affirmative Obligations of the Company.  Except as (a) expressly required or permitted by this Agreement, (b) set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter or (c) approved in advance by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, (i) the Company and each of its Subsidiaries shall carry on its business in the ordinary course consistent with past practice and (ii) to the extent consistent with the foregoing, the Company and each of its Subsidiaries shall use commercially reasonable efforts to (A) keep available the services of its directors, officers and key employees and (B) preserve its relationships with customers, suppliers, distributors, licensors, licensees and others with which it has significant business dealings.

5.2           Negative Obligations of the Company.  Except as (w) expressly required or permitted by this Agreement, (x) set forth in Section 5.1 or Section 5.2 of the Company Disclosure Letter or (y) approved in advance by Parent in writing (which approval shall not be unreasonably withheld, conditioned or delayed), at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company shall not do any of the following and shall not permit its Subsidiaries to do any of the following:

(a)           amend its certificate of incorporation or bylaws or comparable organizational documents;

(b)           issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any Company Securities or any Subsidiary Securities, other than (i) the issuance and sale of shares of Company Common Stock pursuant to Company Compensatory Awards outstanding as of or prior to the date hereof, (ii) grants to newly hired employees of Company Compensatory Awards issued in the ordinary course of business consistent with past practice or (iii) pursuant to the Company ESPP or any 401(k) plans maintained by the Company or any of its Subsidiaries;

(c)           acquire or redeem, directly or indirectly, any Company Securities or Subsidiary Securities other than (i) in full or partial payment of the exercise price and any applicable Taxes pursuant to any exercise, vesting or settlement of Company Compensatory Awards or (ii) pursuant to the forfeiture of any Company Compensatory Awards;

(d)           other than dividends or distributions made by any direct or indirect wholly-owned Subsidiary of the Company to the Company or one of its Subsidiaries, split, combine or reclassify any shares of capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, shares or property or any combination thereof) in respect of any shares of capital stock, or make any other actual, constructive or deemed distribution in respect of the shares of capital stock;

(e)            adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries (other than the transactions contemplated hereby, including the Merger);

(f)            (i) incur or assume any long-term or short-term debt or issue any debt securities, except for (A) short-term debt incurred to fund operations of the business in the ordinary course of business consistent with past practice and (B) loans or advances to or from direct or indirect wholly-owned Subsidiaries, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person except with respect to obligations of direct or indirect wholly-owned Subsidiaries of the Company, (iii) make any loans, advances or capital contributions to or investments in any other Person except for routine advances in the ordinary course of business consistent with past practice to employees of the Company or any of its Subsidiaries or (iv) mortgage or pledge any of its or its Subsidiaries’ material assets, tangible or intangible, or voluntarily create or suffer to exist any Lien thereupon (other than Permitted Liens) other than in the ordinary course of business consistent with past practice;

(g)           except as may be required by Applicable Law or as required by the terms of any Employee Plan as in effect as of the date hereof, enter into, adopt, amend (including acceleration of vesting), modify or terminate any bonus, profit sharing, compensation, severance, termination, option, restricted stock, restricted stock unit, appreciation right, performance unit, stock equivalent, share purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund or other arrangement for the compensation, benefit or welfare of any director, officer, consultant or independent contractor or, other than in the ordinary course of business consistent with past practice, any employee, in each case, in any manner or increase in any manner the compensation or fringe benefits of any director, officer or, other than in the ordinary course of business consistent with past practice, employee, pay any special bonus or special remuneration to any director, officer, consultant, independent contractor or employee, or pay any benefit not required by any plan or arrangement as in effect as of the date hereof, other than, with respect to non-officer employees, in the ordinary course of business consistent with past practice;

(h)           forgive any loans to any employees, officers or directors of the Company or any of its Subsidiaries, or any of their respective Affiliates;

(i)            make any deposits or contributions of cash or other property to or take any other action to fund or in any other way secure the payment of compensation or benefits under the Employee Plans or agreements subject to the Employee Plans or any other Contract of the Company other than deposits and contributions that are required pursuant to the terms of the Employee Plans or any agreements subject to the Employee Plans in effect as of the date hereof;

(j)            enter into, amend, or extend any Collective Bargaining Agreement;

(k)            other than terminations or demotions in the ordinary course of business consistent with past practice, hire, terminate, demote or promote or offer to hire, terminate, demote or promote any employees at the level of director or above or potential employee at the level of director or above, or encourage any employee at the level of director or above to resign from or terminate his relationship with the Company or any of its Subsidiaries, in each case, other than as expressly contemplated by this Agreement;

(l)             acquire, sell, lease, license or dispose of any property or assets material to the Company and its Subsidiaries, taken as a whole, in any single transaction or series of related transactions, except in the ordinary course of business consistent with past practice;

(m)           except as may be required as a result of a change in Applicable Law or in GAAP, make any change in any of the accounting principles or practices used by it;

(n)           (i) make (other than in accordance with past practice) or change any material Tax election, (ii) amend any material Tax Return, (iii) settle or compromise any material Liability for Taxes, (iv) adopt or change any material Tax accounting method or (v) consent to any extension or waiver of any limitation period with respect to any material claim or assessment for Taxes;

(o)           (i) enter into any lease or sublease of real property (whether as a lessor, sublessor, lessee or sublessee) or (ii) modify, amend or exercise any right to renew any lease or sublease of real property or waive or violate any term or condition thereof or grant any consents thereunder;

(p)           abandon, cancel or allow to lapse or fail to maintain or protect any material Company Intellectual Property Rights;

(q)           (i) acquire (by merger, consolidation or acquisition of stock or assets) any other Person or any equity interest therein, (ii) other than in the ordinary course of business consistent with past practice, enter into, renew, amend or grant any release or relinquishment of any material rights under any Material Contract or Company IP Agreement or (iii) other than capital expenditures contemplated by the Company’s capital expenditures set forth in Section 5.2(q) of the Company Disclosure Letter, incur any new capital expenditure(s) that, individually or in the aggregate, would create obligations to the Company or any of its Subsidiaries in excess of $300,000;

(r)            settle or compromise any pending or threatened Legal Proceeding other than the settlement or compromise of a Legal Proceeding (i) reflected or reserved against in full in the Balance Sheet or (ii) that does not include any obligation (other than the payment of money of $300,000 or less) to be performed by the Company or its Subsidiaries following the Effective Time that is or would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole;

(s)            except as required by Applicable Law or GAAP, revalue in any material respect any of its properties or assets including writing-off notes or accounts receivable other than in the ordinary course of business consistent with past practice; or

(t)            authorize, commit or enter into a Contract to do any of the foregoing.

ARTICLE VI
ADDITIONAL AGREEMENTS

6.1            No Solicitation.

(a)           The Company and its Subsidiaries shall, and shall direct their respective Representatives to, immediately cease and cause to be terminated, and shall not authorize or knowingly permit any of the Company’s or its Subsidiaries’ Representatives to continue, any and all existing activities, discussions or negotiations with any Third Party conducted heretofore with respect to any Acquisition Proposal.  The Company shall promptly (and in any event within three (3) Business Days following the date hereof) request in writing that each Third Party that has executed a confidentiality agreement since the date which is one year prior to the date of this Agreement in connection with its consideration of acquiring the Company or any material portion thereof return all confidential information heretofore furnished to such Third Party by or on behalf of the Company, and the Company shall use its reasonable best efforts to have such information returned or destroyed (to the extent destruction of such information is permitted by such confidentiality agreement).

(b)           At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company and its Subsidiaries shall not (and shall not authorize or knowingly permit any of their Representatives to), directly or indirectly, (i) solicit, initiate, or knowingly encourage, facilitate or induce the making, submission or announcement of an Acquisition Proposal or the making of any inquiry, offer or proposal that would reasonably be expected to lead to an Acquisition Proposal, (ii) furnish to any Third Party any non-public information relating to the Company or any of its Subsidiaries for the purpose of assisting or facilitating the making of an Acquisition Proposal or any inquiry, offer or proposal that would reasonably be expected to lead to an Acquisition Proposal, (iii) participate or engage in discussions or negotiations with respect to an Acquisition Proposal with any Third Party that is seeking to make or has made an Acquisition Proposal or (iv) execute or enter into any letter of intent, memorandum of understanding or Contract contemplating or otherwise relating to an Acquisition Transaction (other than a confidentiality agreement pursuant to this Section 6.1(b)); provided, however, that notwithstanding the foregoing, prior to obtaining the Requisite Stockholder Approval, the Company Board may, directly or indirectly through any Representative, with respect to any Third Party that has made (and not withdrawn) a bona fide written Acquisition Proposal after the date of this Agreement that did not result from a breach of this Section 6.1 that the Company Board concludes in good faith (after consultation with its financial advisor and its outside legal counsel) constitutes or is reasonably likely to lead to a Superior Proposal, (A) engage or participate in discussions or negotiations with such Third Party and its Representatives and/or (B) furnish to such Third Party and its Representatives any information (including non-public information) relating to the Company or any of its Subsidiaries pursuant to a confidentiality agreement the terms of which are no less favorable to the Company than those contained in the Confidentiality Agreement (provided that such confidentiality agreement need not contain any “standstill” or similar provision that would prohibit such Third Party from making any Acquisition Proposal) and containing additional provisions that expressly permit the Company to comply with the terms of this Section 6.1 (which confidentiality agreement shall be provided to Parent for informational purposes immediately following the execution and delivery thereof), provided that in the case of any action taken pursuant to the foregoing clauses (A) or (B), (1) the Company Board determines in good faith (after consultation with outside legal counsel) that the failure to take such action would reasonably be likely to constitute a breach of its fiduciary duties to stockholders of the Company under Delaware Law, (2) solely with respect to the initial contact with respect to any Third Party, at least twenty-four (24) hours  prior to engaging or participating in any such discussions or negotiations with, or furnishing any non-public information to, such Third Party, the Company shall have provided the notice required by Section 6.1(d) (and if such Acquisition Proposal is in written form, the Company shall give Parent a copy thereof) and notice of the Company’s intention to engage or participate in discussions or negotiations with, or furnish non-public information to, such Third Party and (3) contemporaneously with furnishing any non-public information to such Person, the Company furnishes such non-public information to Parent (to the extent such information has not been previously furnished or made available by the Company to Parent or any of its Representatives).

(c)           Without limiting the generality of the foregoing, Parent, Merger Sub and the Company acknowledge and hereby agree that any action taken by any Representative of the Company or any of its Subsidiaries that would be a breach of the restrictions set forth in this Section 6.1 if taken by the Company shall be deemed to be a breach of this Section 6.1 by the Company for all purposes of and under this Agreement; provided, however, that any such action taken by any Representative of the Company or any of its Subsidiaries (other than any member of the Company Board, the Company Board’s financial advisor or outside legal counsel or any Senior Member of Management) shall not be deemed to be a breach of this Section 6.1 by the Company, unless such action was authorized, directed or knowingly permitted by any member of the Company Board or any Senior Member of Management.

(d)           The Company shall promptly, and in all cases within twenty-four (24) hours of its receipt, advise Parent orally and in writing of its receipt of any Acquisition Proposal or any request for information or inquiry with respect to, or that would reasonably be expected to lead to, an Acquisition Proposal, including the terms and conditions of, and identity of the Person or group making, such Acquisition Proposal, request or inquiry.

(e)           The Company shall keep Parent promptly informed of the status and material terms and conditions (including all material amendments or proposed amendments) of any such Acquisition Proposal, request or inquiry and, promptly upon receipt of any written material amendment or written proposed amendment of any such Acquisition Proposal,  the Company shall give Parent a copy thereof.  In addition to the foregoing, the Company shall provide Parent with  written notice at least seventy-two (72) hours (or such shorter period as may be provided to the members of the Company Board) in advance of a meeting of the Company Board at which the Company Board is reasonably expected to consider an Acquisition Proposal, an inquiry relating to a potential Acquisition Proposal, or a request to provide non-public information to any Person.

6.2           Company Board Recommendation; Intervening Events.

(a)           Subject to the terms of this Section 6.2, the Company Board shall (i) unanimously recommend that the Company’s stockholders adopt this Agreement in accordance with the applicable provisions of Delaware Law (the “Company Board Recommendation”) and (ii) include the Company Board Recommendation in the Proxy Statement.

(b)           Subject to the terms of this Section 6.2, at all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, neither the Company Board nor any committee thereof shall (i) withdraw, amend or modify (or publicly propose to withhold, withdraw, amend or modify) in a manner adverse to Parent or Merger Sub, the Company Board Recommendation, (ii) approve, endorse, adopt or recommend, or publicly propose to approve, endorse, adopt or recommend, any Acquisition Proposal or Superior Proposal, (iii) fail to recommend against acceptance of any tender offer or exchange offer for the Company Common Stock that constitutes an Acquisition Proposal within ten (10) Business Days after the commencement of such offer, or (iv) resolve or publicly propose to take any of the foregoing actions (any of the foregoing, a “Company Board Recommendation Change”; provided that, for the avoidance of doubt, the Company’s delivery to Parent of any notice contemplated by Section 6.2(c) shall not be deemed to be a Company Board Recommendation Change).

(c)           Notwithstanding anything to the contrary set forth in this Agreement, the Company Board may effect a Company Board Recommendation Change at any time prior to obtaining the Requisite Stockholder Approval, if and only if:

(i)          (A) the Company Board has received a Superior Proposal, (B) the Company Board determines in good faith (after consultation with outside legal counsel) that the failure to effect such Company Board Recommendation Change would reasonably be likely to constitute a breach of its fiduciary duties to stockholders of the Company under Delaware Law, (C) prior to effecting such Company Board Recommendation Change, the Company shall have (1) given Parent at least four (4) Business Days notice (the “Notice Period”) of its intention to take such action (which notice shall include the most current version of the proposed definitive agreement and, to the extent not included therein, all material terms and conditions of such Superior Proposal and the identity of the Person making such Superior Proposal) and (2) caused its financial and legal advisors to, during the Notice Period, negotiate with Parent in good faith any modifications to the terms and conditions of this Agreement proposed by Parent, in its discretion, and (D) Parent shall not have made, within the Notice Period, a written counter-offer or proposal capable of acceptance that the Company Board determines in good faith, after consultation with its financial advisor and its outside legal counsel, is at least as favorable, from a financial point of view, to stockholders of the Company, in their capacity as such, as such Superior Proposal (it being understood that (x) any material revision to the terms of a Superior Proposal, including any revision in price, shall require a new notice pursuant to clause (C) above and (y) there may be more than one Notice Period; or

(ii)         (A) a material fact, event, change, development or set of circumstances occurs or exists after the date of this Agreement with respect to the business, operations, financial condition or results of operations of the Company or any of its Subsidiaries (and not relating in any way to (x) an Acquisition Proposal or (y) any fluctuation in the market price or trading volume of the Company Common Stock, in and of itself) that was not known to the Company Board nor reasonably foreseeable by the Company Board as of or prior to the date of this Agreement (such material fact, event, change, development or set of circumstances, an “Intervening Event”) shall have occurred and be continuing, (B) the Company Board determines in good faith (after consultation with outside legal counsel) that the failure to effect such Company Board Recommendation Change would be reasonably likely to constitute a breach of its fiduciary duties to stockholders of the Company under Delaware Law, (C) prior to effecting such Company Board Recommendation Change, the Company shall have (1) given Parent at least four (4) Business Days’ prior written notice of its intention to take such action (which notice shall include a written explanation of the Company Board’s basis and rationale for proposing to effect such Company Board Recommendation Change) and (2) if requested by Parent, negotiated with Parent in good faith during such four (4) Business Day notice period any modifications to the terms of this Agreement proposed by Parent, in its discretion, and (D) Parent shall not have made, within the four (4) Business Day notice period, a written offer or proposal capable of acceptance that the Company Board determines in good faith, after consultation with its financial advisor and its outside legal counsel, would obviate the need for the Company Board to effect such Company Board Recommendation Change.

(d)           The Company shall ensure that any Company Board Recommendation Change (A) does not change or otherwise affect the approval of this Agreement by the Company Board and (B) does not have the effect of causing any Takeover Law (including Section 203 of the DGCL) to be applicable to this Agreement, the Voting Agreements, the Merger or any of the other transactions contemplated hereby.

(e)           Nothing in this Agreement shall prohibit the Company Board from taking and disclosing to stockholders of the Company a position contemplated by Rule 14e-2(a) under the Exchange Act or complying with the provisions of Rule 14d-9 under the Exchange Act (including by issuing a “stop, look and listen” statement); provided that any statement(s) made by the Company Board pursuant to Rule 14e-2(a) under the Exchange Act or Rule 14d-9 under the Exchange Act other than a “stop, look and listen” communication of the type contemplated by Section 14d-9(f) of the Exchange Act or any similar communication to stockholders of the Company shall be deemed to be a Company Board Recommendation Change unless the Company Board expressly publicly reaffirms the Company Board Recommendation in such communication.

(f)           The Company shall not take any action to (i) approve any transaction under, or any Third Party becoming an “interested stockholder” under, Section 203 of the DGCL, (ii) exempt any Person (other than Parent, Merger Sub and their respective Affiliates) from the provisions on “business combinations” contained in any Takeover Law or (iii) otherwise cause such restrictions not to apply, in each case unless such actions are taken simultaneously with a termination of this Agreement by the Company in accordance with the terms hereof.

6.3           Company Stockholders’ Meeting.  Subject to Applicable Law, the rules and regulations of the Nasdaq and the Company’s certificate of incorporation and bylaws, the Company shall establish a record date for, call, give notice of, convene and hold a meeting of the stockholders of the Company (the “Company Stockholders’ Meeting”) as promptly as practicable following the date of this Agreement (and in no event later than forty (40) days after the commencement of the mailing of the Proxy Statement to the Company’s stockholders) for the purpose of voting upon the adoption of this Agreement in accordance with Delaware Law.  Notwithstanding the foregoing, (a) if there are insufficient shares of the Company Common Stock necessary to conduct business at the Company Stockholders’ Meeting, the Company may extend the date of the Company Stockholders’ Meeting to the extent (and only to the extent) the Company reasonably determines that such delay is necessary in order to conduct business at the Company Stockholders’ Meeting, (b) the Company may delay the Company Stockholders’ Meeting to the extent (and only to the extent) the Company reasonably determines that such delay is required by Applicable Law, including to comply with comments made by the SEC with respect to the Proxy Statement, and (c) the Company may delay the Company Stockholders’ Meeting to the extent (and only to the extent) the Company reasonably determines that such delay is necessary to solicit sufficient proxies to secure the Requisite Stockholder Approval.  Subject to Section 6.1 and Section 6.2, the Company shall solicit from stockholders of the Company proxies in favor of the adoption of this Agreement in accordance with Delaware Law and shall use its reasonable best efforts to secure the Requisite Stockholder Approval at the Company Stockholders’ Meeting.  Unless this Agreement is earlier terminated pursuant to Article VIII, the Company shall establish a record date for, call, give notice of, convene and hold the Company Stockholders’ Meeting in accordance with this Section 6.3, whether or not (i) the Company Board at any time subsequent to the date hereof shall have effected a Company Board Recommendation Change or otherwise shall determine that this Agreement is no longer advisable or recommends that stockholders of the Company reject it or (ii) there occurs the commencement, disclosure, announcement or submission to the Company of any Acquisition Proposal.  The Company agrees that it shall not submit to the vote of the stockholders of the Company any Acquisition Proposal (whether or not a Superior Proposal) prior to the vote of the Company’s stockholders with respect to the Merger at the Company Stockholders’ Meeting.  The notice of such Company Stockholders’ Meeting shall state that a resolution to adopt this Agreement, a non-binding, advisory resolution to approve the compensation that may become payable to the Company’s named executive officers in connection with the Merger, and a resolution to adjourn the Company Stockholders’ Meeting will be considered at the Company Stockholders’ Meeting, and no other matters shall be considered or voted upon at the Company Stockholders’ Meeting without Parent’s prior written consent (not to be unreasonably withheld).

6.4           Proxy Statement.  As soon as practicable following the date of this Agreement, the Company shall prepare and file with the SEC, the preliminary Proxy Statement, which filing the Company shall use reasonable best efforts to complete by May 17, 2012.  The Company and Parent, as the case may be, shall furnish all information concerning the Company or Parent as the other party hereto may reasonably request in connection with the preparation and filing with the SEC of the Proxy Statement.  Subject to Applicable Law, the Company shall use its reasonable best efforts to cause the Proxy Statement to be disseminated to stockholders of the Company as promptly as practicable following the filing thereof with the SEC.  Notwithstanding anything to the contrary set forth in this Agreement, the Company shall use its reasonable best efforts to file with the SEC the definitive Proxy Statement, and to cause the mailing of the definitive Proxy Statement to the stockholders of the Company, (i) if the Company receives comments from the SEC with respect to the preliminary Proxy Statement, on or prior to the third (3rd) Business Day immediately following clearance by the SEC with respect to such comments, or (ii) if the Company does not receive comments from the SEC with respect to the preliminary Proxy Statement, on or prior to the third (3rd) Business Day immediately following the expiration of the 10-day waiting period provided in Rule 14a-6(a) promulgated under the Exchange Act.  No filing of, or amendment or supplement to, or correspondence with the SEC or its staff with respect to the Proxy Statement shall be made by the Company without providing Parent a reasonable opportunity to review and comment thereon, including in such filings, amendments, supplements and correspondence all comments reasonably and timely proposed by Parent.  The Company shall advise Parent, promptly after it receives notice thereof, of any request by the SEC or its staff for an amendment or revisions to the Proxy Statement, or comments thereon and responses thereto, or requests by the SEC or its staff for additional information in connection therewith, and shall provide Parent with copies of all correspondence between the Company or any of its advisors or representatives, on the one hand, and the SEC, or its staff or any other government officials, on the other hand, with respect to the Proxy Statement or other filing with the SEC related to this Agreement or the Merger.  If at any time prior to the Company Stockholders’ Meeting, any information relating to the Company or Parent, or any of their respective directors, officers or Affiliates, should be discovered by the Company or Parent which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement does not include any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other party or parties hereto, as the case may be, and an appropriate amendment or supplement to the Proxy Statement describing such information shall be promptly prepared and filed with the SEC and, to the extent required by Applicable Law, disseminated to the stockholders of the Company.  The Company shall cause the Proxy Statement to comply as to form and substance in all material respects with the applicable requirements of the Exchange Act, Delaware Law and the rules of the Nasdaq.  Each of Parent and the Company shall share equally all filing and printing fees and expenses incurred in connection with this Section 6.4 (excluding, for the avoidance of doubt, all fees and expenses payable to any attorneys, accountants or other advisors incurred in connection with this Section 6.4, which shall be paid by the party incurring such expenses).

6.5           Reasonable Best Efforts to Complete.

(a)           Upon the terms and subject to the conditions set forth in this Agreement, each of Parent, Merger Sub and the Company shall use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party or parties hereto in doing, all things reasonably necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement (including the Merger), including using reasonable best efforts to: (i) cause the conditions to the Merger set forth in Article VII hereof to be satisfied or fulfilled; (ii) obtain all necessary consents, waivers and approvals under any Material Contracts, Leases or Company IP Agreements to which the Company or any of its Subsidiaries is a party in connection with this Agreement and the consummation of the transactions contemplated hereby (including the Merger) so as to maintain and preserve the benefits under such Contracts following the consummation of the transactions contemplated hereby (including the Merger); (iii) obtain all necessary actions or non-actions, waivers, consents, approvals, Orders and authorizations from Governmental Entities, the expiration or termination of any applicable waiting periods, making all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any), and (iv) execute or deliver any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.

(b)           Without limiting the generality of the foregoing provisions of Section 6.5(a), as soon as may be reasonably practicable following the execution and delivery of this Agreement, each of Parent and the Company shall file with the FTC and the Antitrust Division of the DOJ a Notification and Report Form relating to this Agreement and the transactions contemplated hereby (including the Merger) as required by the HSR Act (and each of Parent and the Company shall use reasonable best efforts to file such Form within ten (10) Business Days following the execution and delivery of this Agreement), as well as comparable pre-merger notification filings, forms and submissions with any foreign Governmental Entity that may be required by the Antitrust Laws of any applicable foreign jurisdiction.  Each of Parent and the Company shall promptly (i) cooperate and coordinate with the other in the making of such filings, (ii) supply the other with any information that may be required in order to effectuate such filings, (iii) supply any additional information that reasonably may be required or requested by the FTC, the DOJ or the competition or merger control authorities of any other applicable jurisdiction, and (iv) share equally all filing fees and expenses incurred in connection with filings made in connection with this Section 6.5(b) (excluding, for the avoidance of doubt, all fees and expenses payable to any attorneys, accountants or other advisors incurred in connection with this Section 6.5(b), which shall be paid by the party incurring such expenses).  Each party hereto shall promptly inform the other party or parties hereto, as the case may be, of any communication from any Governmental Entity regarding any of the transactions contemplated by this Agreement (including the Merger).  If any party hereto or Affiliate thereof receives a request for additional information or documentary material from any such Governmental Entity with respect to the transactions contemplated by this Agreement (including the Merger), then such party shall use reasonable best efforts to make, or cause to be made, as soon as reasonably practicable and after consultation with the other party, an appropriate response in compliance with such request.  Subject to Applicable Law, no filing of, or amendment or supplement to, or written correspondence with any Governmental Entity or its staff with respect to such Antitrust Laws shall be made by the Company or Parent without providing the other party a reasonable opportunity to review and comment thereon.

(c)           Without limiting the generality of the foregoing provisions of Section 6.5(a), in the event that any Takeover Law is or becomes applicable to this Agreement or any of the transactions contemplated by this Agreement (including the Merger), the Company, at the direction of the Company Board, shall use reasonable best efforts to ensure that the transactions contemplated by this Agreement (including the Merger) may be consummated as promptly as practicable on the terms and subject to the conditions set forth in this Agreement, and otherwise to minimize the effect of such statute or regulation on this Agreement and the transactions contemplated hereby (including the Merger).

(d)           Notwithstanding anything in this Agreement to the contrary, it is expressly understood and agreed that: (i) neither Parent nor Merger Sub shall have any obligation to litigate or contest any administrative or judicial action or proceeding or any decree, judgment, injunction or other order, whether temporary, preliminary or permanent; and (ii) neither Parent nor Merger Sub shall be under any obligation to make proposals, execute or carry out agreements, enter into consent decrees or submit to orders providing for (A) the sale, divestiture, license or other disposition or holding separate (through the establishment of a trust or otherwise) of any assets or categories of assets of Parent or any of its Affiliates or the Company or any of its Subsidiaries, (B) the imposition of any limitation or regulation on the ability of Parent or any of its Affiliates to freely conduct their business or own such assets, or (C) the holding separate of the shares of Company Common Stock or any limitation or regulation on the ability of Parent or any of its Affiliates to exercise full rights of ownership of the shares of Company Common Stock, other than, in the case of clauses (A), (B) or (C) above, for any such sale, divestiture, license, disposition, holding separate, limitation or regulation that would be immaterial to the Parent and/or the Company and their respective Subsidiaries, taken as a whole (any of the foregoing, an “Antitrust Restraint”).

6.6           Access.  At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company shall afford Parent and its Representatives reasonable access during normal business hours and in a manner that does not unreasonably disrupt or interfere with business operations, upon reasonable notice, to the properties, books and records, Contracts, Permits, and personnel of the Company, as Parent may reasonably request; provided, however, that no information or knowledge obtained by Parent in any investigation conducted pursuant to this Section 6.6 shall affect or be deemed to modify any representation or warranty of the Company set forth herein or the conditions to the obligations of Parent and Merger Sub to consummate the transactions contemplated hereby, including the Merger, or the remedies available to the parties hereunder; and provided further, that the terms and conditions of the Confidentiality Agreement (as amended pursuant to Section 6.9) shall apply to any information provided to Parent pursuant to this Section 6.6; and provided further, that the Company shall not be required to, nor shall the Company be required to cause its Subsidiaries to, afford access or disclose any information that in the good faith judgment of the Company would (a) violate any obligation of the Company or any of its Subsidiaries to any Third Party, (b)  jeopardize protections afforded the Company or any of its Subsidiaries under the attorney-client privilege or attorney work product doctrine, or (c) violate any Applicable Law or Order.  In the event that the Company does not provide access to or disclose information to Parent in reliance on the final proviso of the preceding sentence, it shall use reasonable best efforts to communicate such information in a manner that does not result in the violation of any such obligation, Law or Order or the jeopardy of such protections.

6.7           Notification.

(a)           At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, the Company shall give prompt notice to Parent upon becoming aware (i) that any representation or warranty made by the Company in this Agreement has become untrue or inaccurate in any material respect in a manner reasonably likely to cause any condition to Closing set forth in Article VII not to be satisfied, (ii) of any failure of the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement in a manner reasonably likely to cause any condition to Closing set forth in Article VII not to be satisfied or (iii) of any Legal Proceeding pending or, to the Knowledge of the Company, threatened, or any Order, that if existing prior to the date of this Agreement would have caused the representations and warranties in Section 3.14 to be untrue or inaccurate; provided, however, that no such notification shall affect or be deemed to modify any representation or warranty of the Company set forth herein or the conditions to the obligations of Parent and Merger Sub to consummate the transactions contemplated hereby, including the Merger, or the remedies available to the parties hereunder; and provided further, that the terms and conditions of the Confidentiality Agreement (as amended pursuant to Section 6.9) shall apply to any information provided pursuant to this Section 6.7(a).

(b)           At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, (i) the Company shall give prompt notice to Parent of any notice or other communication received by it from any third party, subsequent to the date of this Agreement and prior to the Effective Time, alleging any material breach of or material default under any Lease or Material Contract or Company IP Agreement to which the Company or any of its Subsidiaries is a party and (ii) each party shall give prompt notice to the other party of any notice or other communication received by it or any of its Subsidiaries from any third party, subsequent to the date of this Agreement and prior to the Effective Time, alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement (including the Merger); provided, however, that no such notification shall affect or be deemed to modify any representation or warranty set forth herein or the conditions to the obligations of any party to consummate the transactions contemplated hereby, including the Merger, or the remedies available to the parties hereunder; and provided further, that the terms and conditions of the Confidentiality Agreement (as amended pursuant to Section 6.9) shall apply to any information provided pursuant to this Section 6.7(b).

 (c)           At all times during the period commencing with the execution and delivery of this Agreement and continuing until the earlier to occur of the termination of this Agreement pursuant to Article VIII and the Effective Time, Parent shall give prompt notice to the Company upon becoming aware that any representation or warranty made by it or Merger Sub in this Agreement has become untrue or inaccurate in any material respect in a manner reasonably likely to cause any condition to Closing set forth in Article VII not to be satisfied, or of any failure of Parent or Merger Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement in a manner reasonably likely to cause any condition to Closing set forth in Article VII not to be satisfied; provided, however, that no such notification shall affect or be deemed to modify any representation or warranty of Parent set forth herein or the conditions to the obligations of the Company to consummate the transactions contemplated hereby, including the Merger, or the remedies available to the parties hereunder and provided further, that the terms and conditions of the Confidentiality Agreement (as amended pursuant to Section 6.9) shall apply to any information provided pursuant to this Section 6.7(c).

6.8           Certain Litigation.  The Company shall promptly advise Parent orally and in writing after becoming aware of any Legal Proceeding commenced after the date hereof against the Company or any of its directors by any stockholder of the Company (on their own behalf or on behalf of the Company) relating to this Agreement or the transactions contemplated hereby (including the Merger) and shall keep Parent reasonably informed regarding any such Legal Proceeding.  The Company shall give Parent the opportunity to consult with the Company regarding the defense or settlement of any such stockholder litigation and shall consider Parent’s views with respect to such stockholder litigation and shall not settle any such stockholder litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed).

6.9           Confidentiality.  Parent, Merger Sub and the Company hereby acknowledge that Parent and the Company have previously executed a Confidentiality Agreement, dated February 22, 2012 (as amended, the “Confidentiality Agreement”), which shall continue in full force and effect in accordance with its terms; provided, however, that notwithstanding the foregoing, effective as of the execution and delivery hereof, the Confidentiality Agreement shall be deemed to be amended so as to permit Parent to make any counter-offer or proposal contemplated by Section 6.2(c) or Section 8.1(e)(ii) (which deemed amendment shall survive any termination of this Agreement in accordance with its terms or otherwise).

6.10         Public Disclosure.  Each of the Company and Parent shall not, without the prior written consent of the other (which consent shall not be unreasonably withheld, delayed or conditioned), issue any press release or otherwise make any public statement or any written communication to employees that would reasonably be expected to be required to be filed with the SEC or any oral communication to more than fifty (50) employees, in each case, with respect to this Agreement or the transactions contemplated hereby (including the Merger), except (a) as may be required by Applicable Law or any listing agreement with a national securities exchange, in which case the Company or Parent, as the case may be, shall make commercially reasonable efforts to consult with the other prior to any such release or public statement and (b) with regard to a Company Board Recommendation Change.

6.11         Company Compensatory Awards.

(a)           Company Stock Appreciation Rights.

(i)           At the Effective Time, each Company Stock Appreciation Right (or portion thereof) that is outstanding and vested as of immediately prior to the Effective Time (or vests as a result of the consummation of the transactions contemplated hereby) (each, a “Cancelled SAR”) shall, by virtue of the Merger and at the direction of Parent (which is hereby given pursuant to this Agreement), be cancelled and terminated and converted into the right to receive an amount in cash, without interest, with respect to each share of Company Common Stock underlying such Cancelled SAR, equal to the excess, if any, of the Merger Consideration over the per share exercise price of such Cancelled SAR (such amount being hereinafter referred to as the “Stock Appreciation Right Consideration”).  The holder of each Cancelled SAR shall receive at the Effective Time from the Company, or as soon as practicable thereafter (but in no event later than the Company’s first full payroll after the Effective Time) from the Surviving Corporation, an amount in cash equal to the Stock Appreciation Right Consideration.  If the exercise price per share of any such Cancelled SAR is equal to or greater than the Merger Consideration, such Cancelled SAR shall, by direction of Parent (which is hereby given pursuant to this Agreement), be cancelled without any cash payment being made in respect thereof.  The payment of Stock Appreciation Right Consideration to the holder of a Cancelled SAR shall be reduced by any income or employment tax withholding required under the Code or any Applicable Law or as otherwise agreed by the parties at the time the Company Stock Appreciation Right was granted.

(ii)          At the Effective Time, each Company Stock Appreciation Right (or portion thereof) that is outstanding and unvested as of immediately prior to the Effective Time (and does not vest as a result of the consummation of the transactions contemplated hereby) shall be assumed by Parent (each, an “Assumed Stock Appreciation Right”).  Each such Assumed Stock Appreciation Right shall be subject to substantially the same terms and conditions as applied to the related Company Stock Appreciation Right immediately prior to the Effective Time, including the vesting schedule applicable thereto, except that (A) such Assumed Stock Appreciation Right shall become a stock-settled award under the Parent Equity Plan as of and following the Effective Time, (B) the number of shares of Parent Common Stock subject to each Assumed Stock Appreciation Right shall be equal to the product of (x) the number of shares of Company Common Stock underlying such Assumed Stock Appreciation Right as of immediately prior to the Effective Time multiplied by (y) the Exchange Ratio (with the resulting number rounded down to the nearest whole share), and (C) the per share exercise price of each Assumed Stock Appreciation Right shall be equal to the quotient determined by dividing (x) the exercise price per share at which such Assumed Option was exercisable immediately prior to the Effective Time by (y) the Exchange Ratio (with the resulting price per share rounded up to the nearest whole cent).  The assumption of Assumed Stock Appreciation Rights pursuant to this Section shall be effected in a manner that satisfies the requirements of Sections 409A of the Code and the Treasury Regulations promulgated thereunder, and this Section 6.11(a)(ii) will be construed consistent with this intent.

(b)           Company Restricted Stock Units.  At the Effective Time, each award of Company Restricted Stock Units (or portion thereof) that is outstanding and unvested immediately prior to the Effective Time (and does not vest as a result of the consummation of the transactions contemplated hereby) shall, by virtue of the Merger, be assumed by Parent (each, an “Assumed RSU”).  The number of shares of Parent Common Stock subject to each Assumed RSU shall be equal to the product of (x) the number of shares of Company Common Stock underlying such unvested Company Restricted Stock Unit award as of immediately prior to the Effective Time multiplied by (y) the Exchange Ratio (with the resulting number, rounded down to the nearest whole share).  Except as otherwise agreed to by Parent and a holder of such Assumed RSUs, such Assumed RSUs will be subject to substantially the same terms and conditions as applied to the related award of Company Restricted Stock Units immediately prior to the Effective Time, including the same vesting schedule applicable thereto.  Any Company Restricted Stock Unit (or portion thereof) that is not an Assumed RSU (each, a “Cancelled RSU”) shall, by virtue of the Merger and at the direction of Parent (which is hereby given pursuant to this Agreement), be cancelled and terminated and converted into the right to receive an amount in cash, without interest, with respect to each share of Company Common Stock underlying such Cancelled RSU, equal to the Merger Consideration, except as may otherwise be required by Section 409A of the Code, in which case such Company Restricted Stock Unit shall be treated as an Assumed RSU.  The holder of each Cancelled RSU shall, with respect to each share of Company Common Stock underlying such Cancelled RSU,  receive at the Effective Time from the Company, or as soon as practicable thereafter (but in no event later than the Company’s first full payroll after the Effective Time) from the Surviving Corporation, an amount in cash equal to the Merger Consideration.

(c)           Company Restricted Stock.  At the Effective Time, each award of Company Restricted Stock (or portion thereof) that is outstanding and unvested immediately prior to the Effective Time (and does not vest as a result of the consummation of the transactions contemplated hereby) shall, by virtue of the Merger, be assumed by Parent (each, an “Assumed RSA”).  The number of shares of Parent Common Stock subject to each Assumed RSA shall be equal to the product of (x) the number of unvested shares of Company Restricted Stock underlying such RSA as of immediately prior to the Effective Time multiplied by (y) the Exchange Ratio (with the resulting number, rounded down to the nearest whole share).  Except as otherwise agreed to by Parent and a holder of such Assumed RSAs, such Assumed RSAs will be subject to substantially the same terms and conditions as applied to the related award of Company Restricted Stock immediately prior to the Effective Time, including the same vesting schedule applicable thereto.  Any award of Company Restricted Stock that is not an Assumed RSA shall, with respect to each such share of Company Restricted Stock,  be treated as a share of Company Common Stock that shall be canceled and extinguished and automatically converted into the right to receive an amount in cash equal to the Merger Consideration pursuant to Section 2.7(a)(i).

(d)           Company Options.

(i)           At the Effective Time, each Company Option (or portion thereof) that is outstanding and vested as of immediately prior to the Effective Time (or vests as a result of the consummation of the transactions contemplated hereby) (each, a “Cancelled Option”) shall, by virtue of the Merger and at the direction of Parent (which is hereby given pursuant to this Agreement), be cancelled and terminated and converted into the right to receive an amount in cash, without interest, with respect to each share underlying such Cancelled Option, equal to the excess, if any, of the Merger Consideration over the per share exercise price of such Cancelled Option (such amount being hereinafter referred to as the “Option Consideration”). The holder of each Cancelled Option shall receive at the Effective Time from the Company, or as soon as practicable thereafter (but in no even later than the Company’s first full payroll after the Effective Time) from the Surviving Corporation, an amount in cash equal to the Option Consideration.  If the exercise price per share of any such Cancelled Option is equal to or greater than the Merger Consideration, such Company Option shall, by direction of Parent (which is hereby given pursuant to this Agreement), be cancelled without any cash payment being made in respect thereof.  The payment of Option Consideration to the holder of a Cancelled Option shall be reduced by any income or employment tax withholding required under the Code any Applicable Law or as otherwise agreed by the parties at the time the Company Option was granted.

(ii)           At the Effective Time, each Company Option (or portion thereof) that is outstanding and unvested as of immediately prior to the Effective Time (and does not vest as a result of the consummation of the transactions contemplated hereby) shall be assumed by Parent (each, an “Assumed Option”).  Each such Assumed Option shall be subject to substantially the same terms and conditions as applied to the related Company Option immediately prior to the Effective Time, including the vesting schedule applicable thereto, except that (A) the number of shares of Parent Common Stock subject to each Assumed Option shall be equal to the product of (x) the number of shares of Company Common Stock underlying such unvested Assumed Option as of immediately prior to the Effective Time multiplied by (y) the Exchange Ratio (with the resulting number rounded down to the nearest whole share), and (B) the per share exercise price of each Assumed Option shall be equal to the quotient determined by dividing (x) the exercise price per share at which such Assumed Option was exercisable immediately prior to the Effective Time by (y) the Exchange Ratio (with the resulting price per share rounded up to the nearest whole cent).  Each Assumed Option so assumed by Parent shall qualify following the Effective Time as an incentive stock option as defined in Section 422 of the Code to the extent permitted under Section 422 of the Code and to the extent such Assumed Option qualified as an incentive stock option prior to the Effective Time, and, further, that the assumption of Assumed Options pursuant to this Section shall be effected in a manner that satisfies the requirements of Sections 409A and 424(a) of the Code and the Treasury Regulations promulgated thereunder, and this Section 6.11(d) will be construed consistent with this intent.

(e)           Termination of Non-U.S. Company Compensatory Awards.  Notwithstanding the provisions above, Parent may, prior to the Effective Time, determine reasonably and in good faith, subject to the consent of the Company, which shall not be unreasonably withheld (it being understood that withholding consent in reliance on advice of Company counsel shall not be deemed unreasonable) that any Company Compensatory Award that is subject to the Applicable Laws of a non-U.S. jurisdiction may be treated in a manner other than prescribed by Section 6.11(a) through 6.11(d), as applicable, to the extent that (i) Parent and the Company reasonably and in good faith determine that (A) the manner in which such Company Compensatory Award would otherwise be treated pursuant to Section 6.11(a) through 6.11(d), as applicable, would result in a violation of Applicable Laws or a materially adverse tax consequence to the individual holding such Company Compensatory Award in the applicable non-U.S. jurisdiction and (B) such different treatment is necessary to comply with such Applicable Laws and (ii) such different treatment is, to the maximum extent practicable, consistent with Section 6.11(a) through 6.11(d), as applicable.  Parent and the Company shall agree at least ten (10) days prior to the Effective Time to the treatment of any Company Compensatory Award that will be treated in a manner other than prescribed by Section 6.11(a) through 6.11(d), as applicable.

(f)           Necessary Actions; Form S-8.  The Company shall, at Parent’s direction (which is hereby given pursuant to this Agreement), take all actions necessary to effect the transactions contemplated by this Section 6.11 under all Company Plans and Company Compensatory Awards or any other plan or arrangement of the Company, including delivering all required notices, obtaining all necessary consents, and making any determinations and/or resolutions of the Company Board or a committee thereof.  Promptly after the Effective Time (but in no event later than fifteen (15) Business Days following the Effective Time), if available for use by Parent, Parent shall prepare and file with the SEC a registration statement on Form S-8 (or other appropriate form) relating to the shares of Parent Common Stock issuable with respect to assumed or converted Company Compensatory Awards under this Section 6.11.

(g)           Director Stock Appreciation Rights.  The Company shall take all reasonable steps to enter into an amendment with each member of the Company’s board of directors who holds an outstanding Company Stock Appreciation Right under the Company’s 2006 Directors Stock Appreciation Rights Plan, as amended, which provides for (i) an irrevocable waiver of any right, claim or entitlement to (A) assumption of such Company Stock Appreciation Right by Parent and/or Merger Sub, and (B) advance notice regarding treatment of such Company Stock Appreciation Right in the Merger, and (ii) the director’s consent and agreement with the treatment of such Company Stock Appreciation Right under Section 6.11 hereof.  The form and substance of the foregoing amendments shall be subject to the prior approval of Parent, which shall not be unreasonably withheld or delayed.

6.12         Employee Matters.

(a)           The Company shall terminate, effective as of the day immediately preceding the date the Company becomes a member of the same Controlled Group of Corporations (as defined in Section 414(b) of the Code) as Parent (the “401(k) Termination Date”), any and all 401(k) plans maintained by the Company or any of its Subsidiaries, unless Parent provides written notice to the Company that such 401(k) plan(s) shall not be terminated.  The Company shall provide Parent evidence that the 401(k) plan(s) of the Company and its Subsidiaries have been terminated pursuant to resolutions of the Company Board or the board of directors of its Subsidiaries, as applicable.  The Company Board shall in any case adopt resolutions effective no later than the Effective Time eliminating Company stock as the funding vehicle for matching contributions and as an available investment under any such 401(k) plan, as applicable.  The form and substance of such resolutions shall be subject to the reasonable review and approval of Parent, which shall not be unreasonably withheld or delayed.  As soon as practicable following the 401(k) Termination Date, Parent shall permit all Continuing Employees who were eligible to participate in any 401(k) plan maintained by the Company or any of its Subsidiaries immediately prior to the 401(k) Termination Date to participate in Parent’s 401(k) plan, and shall permit each such Continuing Employee to elect to transfer his or her account balance when distributed from any terminated 401(k) plan maintained by the Company or any of its Subsidiaries, including any outstanding participant loans from such 401(k) plans, to Parent’s 401(k) plan, except to the extent accepting such transfers would adversely affect the tax-qualified status of the Parent 401(k) plan.

(b)           The Company shall take all action that may be necessary to:  (i) cause the rights of participants in the Company ESPP with respect to all current offering periods to terminate on or prior to thirty (30) days from the date of this Agreement, and all accumulated payroll deductions allocated to each participant’s account as of such date under the Company ESPP shall be returned to such participant as soon as reasonably practicable following such date (without interest) and in any event in accordance with the terms of the Company ESPP, and (ii) to cause the Company ESPP to terminate effective as of the close of business on the day immediately prior to the Effective Time.  The Company shall take all necessary actions so that no new offering is commenced or made under the Company ESPP on or following the date of this Agreement.  Prior to the date actions must be taken under this Section 6.12(b), and subject to the reasonable review and approval by Parent, the Company shall take all actions necessary give effect to the transactions contemplated by this Section 6.12(b).

(c)           As of the Effective Time, with respect to Continuing Employees, Parent shall cause the service of each such Continuing Employee with the Company and its Subsidiaries prior to the Effective Time to be recognized for purposes of eligibility to participate, levels of benefits and vesting (but not for purposes of benefit accrual) under each compensation, severance, vacation, fringe or other welfare benefit plan, program or arrangement of the Parent or the Surviving Corporation, as applicable, but in which any Continuing Employee is or becomes eligible to participate, but solely to the extent permitted by Applicable Law and to the extent such credit would not result in a duplication of benefits.  From and after the Effective Time, Parent shall, to the extent permitted by Applicable Law and the terms of the applicable plans, (i) cause any pre-existing conditions or limitations and eligibility waiting periods under any U.S. group health plans of Parent or its Subsidiaries to be waived with respect to the Continuing Employees and their eligible dependents and (ii) give each of the Continuing Employee in the U.S. credit for the plan year in which the Effective Time occurs toward applicable deductibles and annual out of pocket limits for expenses incurred prior to the Effective Time for which payment has been made.  Unused vacation days accrued by Continuing Employees located in the U.S. under the plans and policies of the Company and its Subsidiaries shall carry over to Parent or the Surviving Corporation to the maximum extent permitted by Applicable Law, and each Continuing Employee shall be paid by the Company in cash for any accrued and unused vacation days that Parent and the Company mutually determine are not permitted by Applicable Law to be carried over.

(d)           Notwithstanding the terms of any Employee Plan, the Company shall pay to each individual who is employed by the Company or any of its Subsidiaries as of immediately prior to the Closing Date and who is a participant in the Company’s Management Incentive Plan, Selected Officer Management Incentive Plan, Employee Incentive Plan or Sales Incentive Plan (each, an “Incentive Plan”) a bonus under the applicable Incentive Plan (the “Stub Bonus”) in respect of the performance period under such Incentive Plan in which the Closing Date occurs.  The Stub Bonus shall be (i) calculated based on the Company’s reasonable estimate of the extent to which it projects that the performance targets otherwise applicable to such individual’s bonus under such Incentive Plan would have been achieved, (ii) prorated based on the number of days elapsed in the applicable performance period as of the Closing Date, and (iii) allocated among such employees substantially in accordance with the preliminary allocations shared with Parent’s Chief Executive Officer prior to the date of this Agreement; provided, however, that no discretion permitted under the terms of the relevant Incentive Plan may be exercised to increase the Stub Bonus payable to any such employee in excess of the preliminary allocation described in the preceding (iii) applicable to such employee.  Such calculations, estimates, prorations, Stub Bonus amounts and allocations shall be based on the Company’s reasonable good faith determination, subject to the review and consent of Parent, which consent shall not be unreasonably withheld.

(e)           Prior to the Effective Time, the Company shall request that each participant in the Company’s 2008 Supplemental Executive Retirement Plan consent to a distribution of their benefit under such Employee Plan in the form of a single lump sum as soon as practicable following the Effective Time.

(f)           Nothing contained herein shall be construed as requiring Parent, the Company or any of their Affiliates to continue any specific benefit plan or program, or to continue the employment of any specific person.  No provision of this Agreement shall be construed to create any right to any compensation or benefits on the part of any Continuing Employee or other future, present or former employee of Parent, the Company or their respective Affiliates.  Sections 6.11 and 6.12 are intended to be for the sole benefit of the parties to this Agreement, and nothing in Sections 6.11 and 6.12 or elsewhere in this Agreement shall be deemed to confer upon any other person any rights or remedies hereunder or make any employee or other service provider of the parties or their respective Subsidiaries a third party beneficiary of this Agreement.  No provision of this Agreement shall operate as an amendment to any benefit plan maintained by the Company or Parent or their respective Affiliates.  Further, Parent, the Company and their respective Affiliates retain the right to amend or terminate their benefit plans at any time and from time to time, subject to the provisions of this Agreement and the terms of such plans.

6.13         Directors’ and Officers’ Indemnification and Insurance.

(a)           For six (6) years after the Effective Time, Parent shall cause the Surviving Corporation and its Subsidiaries to honor and fulfill in all respects the obligations of the Company and its Subsidiaries under their respective certificates of incorporation and bylaws (and other similar organizational documents) and all agreements for indemnification, exculpation of liability or advancement of expenses, in effect as of the date hereof between the Company or any of its Subsidiaries and any of their respective current or former directors and officers or any person who becomes a director or officer prior to the Effective Time (the “Indemnified Parties”).  For six (6) years after the Effective Time, Parent shall cause the certificate of incorporation and bylaws of the Surviving Corporation and its Subsidiaries to contain provisions no less favorable with respect to indemnification, advancement of expenses and exculpation of present and former directors and officers of the Company and its Subsidiaries than are presently set forth in the certificate of incorporation and bylaws of the Company and its Subsidiaries.

(b)           For a period of six (6) years after the Effective Time, Parent and the Surviving Corporation shall maintain in effect the Company’s current directors’ and officers’ liability insurance (“D&O Insurance”) in respect of acts or omissions occurring at or prior to the Effective Time, covering each person covered by the D&O Insurance immediately prior to the Effective Time, on terms with respect to the coverage and amounts no less favorable than those of the D&O Insurance in effect on the date of this Agreement; provided, however, that the Surviving Corporation may, at its option, substitute therefor policies of Parent, the Surviving Corporation or any of their respective Subsidiaries containing terms with respect to coverage and amounts no less favorable to such persons than the D&O Insurance, provided further, however, that in satisfying its obligations under this Section 6.13(b), Parent and the Surviving Corporation shall not be obligated to pay annual premiums in excess of two hundred percent (200%) of the amount paid by the Company for coverage for its last full fiscal year (such two hundred percent (200%) amount, the “Maximum Annual Premium”) (which premiums the Company represents and warrants to be as set forth in Section 6.13 of the Company Disclosure Letter), provided further that if the annual premiums of such insurance coverage exceed such amount, Parent and the Surviving Corporation shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding the Maximum Annual Premium.  Prior to the Effective Time, notwithstanding anything to the contrary set forth in this Agreement, the Company may purchase a six-year “tail” prepaid policy (the “Tail Policy”) on the D&O Insurance on terms and conditions no less favorable, in the aggregate, than the D&O Insurance and for an amount not to exceed three hundred percent (300%) of the amount paid by the Company for coverage for its last full fiscal year.  In the event that the Company does not purchase the Tail Policy, Parent may purchase a Tail Policy on the D&O Insurance on terms and conditions no less favorable, in the aggregate, than the D&O Insurance.  In the event that either the Company or Parent shall purchase such a Tail Policy prior to the Effective Time, Parent and the Surviving Corporation shall maintain such Tail Policy in full force and effect and continue to honor their respective obligations thereunder, in lieu of all other obligations of Parent and the Surviving Corporation under the first sentence of this Section 6.13(b) for so long as such Tail Policy shall be maintained in full force and effect.

(c)           The obligations under this Section 6.13 shall not be terminated, amended or otherwise modified in such a manner as to adversely affect any Indemnified Party (or any other person who is a beneficiary under a Tail Policy referred to in Section 6.13(b) (and their heirs and representatives)) without the prior written consent of such person.  Each of the Indemnified Parties or other persons who are beneficiaries under the D&O Insurance or the Tail Policy referred to in Section 6.13(b) (and their heirs and representatives) are intended to be third party beneficiaries of this Section 6.13, with full rights of enforcement as if a party thereto.

(d)           In the event Parent or the Surviving Corporation (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then proper provision shall be made so that such continuing or surviving corporation or entity or transferee of such assets, as the case may be, shall assume the obligations set forth in this Section 6.13.  The rights of the Indemnified Parties (and other persons who are beneficiaries under the D&O Insurance or the Tail Policy referred to in Section 6.13(b) (and their heirs and representatives)) under this Section 6.13 shall be in addition to, and not in substitution for, any other rights that such persons may have under the certificate or articles of incorporation, bylaws or other equivalent organizational documents and any and all indemnification agreements of or entered into by the Company or any of its Subsidiaries, or applicable Law (whether at law or in equity).

6.14         Obligations of Merger Sub.  Parent shall take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations under this Agreement and to consummate the transactions contemplated by this Agreement, including the Merger and payment of any amounts payable hereunder, upon the terms and subject to the conditions set forth in this Agreement.

6.15         Director and Officer Resignations.  Prior to the Closing Date, unless Parent instructs the Company otherwise, the Company shall use reasonable best efforts to obtain the resignation (in form and substance acceptable to Parent) of each individual serving as a director or officer of (or comparable position with) the Company and its Subsidiaries from his or her position as a director or officer of (or comparable position with) the Company and its Subsidiaries (and not as an employee, if applicable, of the Company or any of its Subsidiaries).  For the avoidance of doubt, such resignation shall not (i) prejudice in any manner any contractual rights such officer or director may have with the Company or any of its Subsidiaries or (ii) cause such officer to cease to become entitled to any benefit under any Employee Plan to which he/she would otherwise be entitled in his or her position as an officer.

6.16         Proprietary Information Agreements.  Prior to the Closing Date, the Company shall use commercially reasonable efforts to obtain from each current employee of the Company and its Subsidiaries in Germany and Korea, a valid and enforceable Employee Proprietary Information Agreement that retroactively assigns all intellectual property created by each such employee during his/her employment to the Company or its relevant Subsidiary, in a form to be agreed upon by Parent and the Company.

ARTICLE VII
CONDITIONS TO THE MERGER

7.1           Conditions to the Obligations of Each Party to Effect the Merger.  The respective obligations of Parent, Merger Sub and the Company to consummate the Merger shall be subject to the satisfaction or waiver (where permissible under Applicable Law) prior to the Effective Time, of each of the following conditions:

(a)           Requisite Stockholder Approval.  The Requisite Stockholder Approval shall have been obtained.

(b)           Antitrust and Other Governmental Approvals.  All waiting periods (and extensions thereof) applicable to the transactions contemplated by this Agreement (including the Merger) under the HSR Act shall have expired or been terminated and all other antitrust, competition or merger control or regulatory consents set forth on Section 7.1(b) of the Company Disclosure Letter shall have been received (or been deemed to have been received by virtue of the expiration or termination of any applicable waiting period).

(c)           No Legal Prohibition.  No Governmental Entity of competent jurisdiction shall have (i) enacted, issued, promulgated, entered, enforced or deemed applicable to the Merger any Applicable Law that is in effect and has the effect of making the Merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the Merger in any jurisdiction or (ii) issued or granted any Order (whether temporary, preliminary or permanent) that has the effect of making the Merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the Merger in any jurisdiction.

7.2           Additional Conditions to the Obligations of Parent and Merger Sub to Effect the Merger.  The obligations of Parent and Merger Sub to consummate the Merger shall be further subject to the satisfaction or waiver (where permissible under Applicable Law) prior to the Effective Time, of each of the following conditions, any of which may be waived (in writing) exclusively by Parent and Merger Sub:

(a)           Representations and Warranties.  (i) Each of the representations and warranties of the Company set forth in this Agreement (other than the Capitalization Representation and the Specified Representations) shall have been true and correct in all respects as of the date of this Agreement and shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect or to prevent, materially delay or materially impair the ability of the Company to consummate the transaction contemplated by this Agreement in accordance with the terms hereof and Applicable Law, (ii) each of the representations and warranties set forth in Section 3.1 (Organization and Standing), Section 3.3 (Authorization), Section 3.27 (Brokers; Fees and Expenses), Section 3.28 (Opinion of Financial Advisor) and Section 3.29 (State Anti-Takeover Statutes) (collectively, the “Specified Representations”) shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date, and (iii) the representations and warranties set forth in Section 3.4 (Capitalization) (the “Capitalization Representation”) shall have been true and correct in all respects as of the date of this Agreement and shall be true and correct in all respects as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct in all but a de minimis amount; except in the case of each of the foregoing clauses (i)-(iii) inclusive, for those representations and warranties which address matters only as of a particular date (the accuracy of which shall be determined as of such particular date); and provided that, for purposes of determining the accuracy of the representations and warranties of the Company set forth in this Agreement for purposes of Section 7.2(a)(i), (A) all “Company Material Adverse Effect” and materiality qualifications and other qualifications based on the word “material” or similar phrases contained in such representations and warranties shall be disregarded (it being understood and hereby agreed that (x) the phrase “similar phrases” as used in this proviso shall not be deemed to include any dollar thresholds contained in any such representations and warranties and (y) such qualifications shall not be disregarded pursuant to the terms of this proviso in the representation and warranty set forth in Section 3.10(b)) and (B) any update of or modification to the Company Disclosure Letter made or purported to have been made after the date of this Agreement shall be disregarded).

(b)           Covenants and Agreements.  The Company shall have performed in all material respects all of its obligations under this Agreement required to be performed at or prior to the Closing Date and shall have complied in all material respects with all covenants or other agreements of the Company required to be performed or complied with by it under this Agreement.

(c)           Company Material Adverse Effect.  No Company Material Adverse Effect shall have occurred or exist following the execution and delivery of this Agreement (whether or not events or circumstances occurring prior to the execution and delivery of this Agreement caused or contributed to the occurrence of such Company Material Adverse Effect).

(d)           Closing Certificate.  Parent shall have received a certificate signed on behalf of the Company by the chief executive officer and chief financial officer of the Company certifying as to the satisfaction of the matters set forth in paragraphs (a), (b) and (c) of this Section 7.2.

(e)           Legal Proceedings.  There shall not be pending any Legal Proceeding by a Governmental Entity (i) seeking to enjoin, restrain or prohibit the consummation of the Merger or (ii) seeking to impose any Antitrust Restraint.

7.3           Additional Conditions to the Obligations of the Company to Effect the Merger.  The obligations of the Company to consummate the Merger shall be further subject to the satisfaction or waiver (where permissible under Applicable Law) prior to the Effective Time, of each of the following conditions, any of which may be waived (in writing) exclusively by the Company:

(a)           Representations and Warranties.  (i) Each of the representations and warranties of Parent and Merger Sub set forth in this Agreement (other than the Parent Specified Representations) shall have been true and correct in all respects as of the date of this Agreement and shall be true and correct in all respects on and as of the Closing Date with the same force and effect as if made on and as of such date, except for any failure to be so true and correct that, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect, and (ii) each of the representations and warranties set forth in Section 4.2 (Authorization) and Section 4.8 (Section 203 of the DGCL) (collectively, the “Parent Specified Representations”) shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of such date, except in the case of each of the foregoing clauses (i) and (ii), for those representations and warranties which address matters only as of a particular date (the accuracy of which shall be determined as of such particular date); and provided that, for purposes of determining the accuracy of the representations and warranties of Parent and Merger Sub set forth in this Agreement for purposes of Section 7.3(a)(i), all “Parent Material Adverse Effect” and materiality qualifications and other qualifications based on the word “material” or similar phrases contained in such representations and warranties shall be disregarded.

(b)           Covenants and Agreements.  Each of Parent and Merger Sub shall have performed in all material respects all of their respective obligations under this Agreement required to be performed at or prior to the Closing Date and complied in all material respects with all covenants or other agreements of Parent and Merger Sub required to be performed or complied with by them under this Agreement.

(c)           Closing Certificate.  The Company shall have received a certificate signed on behalf of Parent and Merger Sub by a duly authorized officer of Parent and Merger Sub as to the satisfaction of the matters set forth in paragraphs (a) and (b) of this Section 7.3.

ARTICLE VIII
TERMINATION, AMENDMENT AND WAIVER

8.1           Termination.  This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after receipt of the Requisite Stockholder Approval (except as provided below), provided that the party desiring to terminate this Agreement pursuant to this Section 8.1 (other than pursuant to Section 8.1(a)) shall give notice of such termination to the other party or parties hereto, only as follows:

(a)           by mutual written agreement of Parent and the Company; or

(b)           by either Parent or the Company, if the Company Stockholders’ Meeting shall have been held and the Requisite Stockholder Approval shall not have been obtained thereat or at any adjournment or postponement thereof; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not be available to any party hereto whose action or failure to fulfill any obligation under this Agreement has been the principal cause of or resulted in the failure to obtain the Requisite Stockholder Approval; or

(c)           by either Parent or the Company if any Governmental Entity of competent jurisdiction shall have (i) enacted, issued, promulgated, entered, enforced or deemed applicable to any of the transactions contemplated hereby (including the Merger) any Applicable Law that is in effect and has the effect of making the consummation of the Merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the Merger in any jurisdiction or (ii) issued or granted any Order that has the effect of the Merger illegal in any jurisdiction or which has the effect of prohibiting or otherwise preventing the consummation of the Merger and such Order shall have become final and nonappealable; or

(d)           by either Parent or the Company, if the Effective Time shall not have occurred on or before October 2, 2012 (the “Termination Date”); provided, however, that if on such date all of the conditions to the Closing set forth in Article VII, other than (i) those conditions that by their terms are to be satisfied at the Closing and (ii) any or all of the conditions set forth in Section 7.1(b), Section 7.1(c) or Section 7.2(e) (but solely, in the case of Section 7.1(c) or Section 7.2(e), to the extent the matter giving rise to the failure of such condition is related to Antitrust Laws), have been satisfied, then neither Parent nor the Company may terminate this Agreement and abandon the Merger pursuant to this Section 8.1(d) until February 1, 2013 (the “Antitrust Termination Date”) (it being understood and agreed that no party shall be entitled to object to, or otherwise impede or prevent, such extension if such party’s action or failure to fulfill any obligation under this Agreement has been the principal cause of or resulted in the failure of the Effective Time to have occurred on or before the first date referred to in this Section 8.1(d)); and provided, further, that the right to terminate this Agreement pursuant to this Section 8.1(d) shall not be available to any party hereto whose action or failure to fulfill any obligation under this Agreement has been the principal cause of or resulted in the failure of the Effective Time to have occurred on or before the Termination Date or the Antitrust Termination Date, as applicable; or

(e)           by the Company:

(i)           in the event (A) of a breach of any covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement or (B) that any of the representations and warranties of Parent and Merger Sub set forth in this Agreement shall have been inaccurate when made or shall have become inaccurate, in either case such that the conditions set forth in Section 7.3(a) or Section 7.3(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate; provided, however, that notwithstanding the foregoing, in the event that such breach by Parent or Merger Sub or such inaccuracies in the representations and warranties of Parent or Merger Sub are curable by Parent or Merger Sub through the exercise of commercially reasonable efforts, then the Company shall not be permitted to terminate this Agreement pursuant to this Section 8.1(e)(i) until thirty (30) calendar days after delivery of written notice from the Company to Parent of such breach or inaccuracy (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.1(e)(i) if such breach or inaccuracy by Parent or Merger Sub is cured within such thirty (30) calendar day period); or

(ii)           prior to obtaining the Requisite Stockholder Approval, in order to enter into a definitive agreement with respect to a Superior Proposal, provided that (A) the Company has complied with the terms of Section 6.2(c)(i), (B) concurrently with the termination of this Agreement, the Company enters into a definitive agreement to effect such Superior Proposal and (C) concurrently with the termination of this Agreement, the Company pays to Parent the Termination Fee Amount payable pursuant to and in accordance with Section 8.3(b)(ii); or

(f)            by Parent:

(i)           in the event (A) of a breach of any covenant or agreement on the part of the Company set forth in this Agreement or (B) that any representation or warranty of the Company set forth in this Agreement shall have been inaccurate when made or shall have become inaccurate, in either case such that such that the conditions set forth in Section 7.2(a) or Section 7.2(b) would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become inaccurate; provided, however, that notwithstanding the foregoing, in the event that such breach by the Company or such inaccuracies in the representations and warranties of the Company are curable by the Company through the exercise of commercially reasonable efforts, then Parent shall not be permitted to terminate this Agreement pursuant to this Section 8.1(f)(i) until thirty (30) calendar days after delivery of written notice from Parent to the Company of such breach or inaccuracy, as applicable (it being understood that Parent may not terminate this Agreement pursuant to this Section 8.1(f)(i) if such breach or inaccuracy by the Company is cured within such thirty (30) calendar day period); or

(ii)           in the event that a Triggering Event shall have occurred.  For all purposes of and under this Agreement, a “Triggering Event” shall be deemed to have occurred if, prior to the Effective Time, any of the following shall have occurred: (A) the Company shall have breached the provisions of Section 6.1 or Section 6.2 (or be deemed, pursuant to the terms thereof, to have breached) in any material respect (without regard to whether such breach results in an Acquisition Proposal); (B) the Company Board or any committee thereof shall have for any reason effected a Company Board Recommendation Change; (C) the Company shall have failed to include the Company Board Recommendation in the Proxy Statement; (D) the Company shall have entered into a letter of intent, memorandum of understanding or Contract (other than a confidentiality agreement contemplated by Section 6.1(b)) contemplating or otherwise relating to an Acquisition Transaction (whether or not a Superior Proposal); or (E) the Company Board shall have failed to unconditionally reaffirm (publicly, if so requested by Parent or Merger Sub) the Company Board Recommendation within five (5) Business Days after Parent or Merger Sub delivers to the Company a request in writing to do so after an Acquisition Proposal shall have been publicly announced or shall have become publicly known; provided, however, that the Company Board shall not be required to make any such reaffirmation (x) prior to ten (10) Business Days after the initial Acquisition Proposal is received by the Company, (y) during any Notice Period or (z) during any notice period pursuant to Section 6.2(c)(ii).

8.2           Notice of Termination; Effect of Termination.  Any proper termination of this Agreement pursuant to Section 8.1 hereof shall be effective immediately upon the delivery of written notice of the terminating party to the other party or parties hereto, as applicable.  In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall be of no further force or effect without Liability of any party or parties hereto, as applicable (or any stockholder, director, officer, employee, agent, consultant or representative of such party or parties) to the other party or parties hereto, as applicable, except (a) for the terms of Section 6.9, this Section 8.2, and Section 8.3 and Article IX, each of which shall survive the termination of this Agreement and (b) that nothing herein shall relieve any party or parties hereto, as applicable, from Liability for any willful and material breach of, or fraud in connection with, this Agreement.  In addition to the foregoing, no termination of this Agreement shall affect the obligations of the parties hereto set forth in the Confidentiality Agreement (as amended pursuant to Section 6.9), all of which obligations shall survive termination of this Agreement in accordance with their terms.

8.3           Fees and Expenses.

(a)           General.  Except as set forth in Section 6.4, Section 6.5(b)(iv) and Section 8.3(b), all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby (including the Merger) shall be paid by the party or parties, as applicable, incurring such expenses whether or not the Merger is consummated.

(b)           Company Payments.

(i)           In the event that this Agreement is terminated pursuant to Section 8.1(f)(ii), within two (2) Business Days after demand by Parent, the Company shall pay to Parent a fee equal to Thirty Two Million Eight Hundred Fifty Thousand Dollars ($32,850,000.00) (the “Termination Fee Amount”) by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.

(ii)           In the event that this Agreement is terminated pursuant to Section 8.1(e)(ii), concurrently with and as a condition to the effectiveness of such termination, the Company shall pay to Parent a fee equal to the Termination Fee Amount by wire transfer of immediately available funds to an account or accounts designated in writing by Parent.

(iii)           The Company shall pay to Parent a fee equal to the Termination Fee Amount, by wire transfer of immediately available funds to an account or accounts designated in writing by Parent, within two (2) Business Days after demand by Parent, in the event that (A) (1) this Agreement is terminated pursuant to Section 8.1(b) or (2) this Agreement is terminated pursuant to Section 8.1(f)(i), (B) following the execution and delivery of this Agreement and prior to the Company Stockholders’ Meeting (in the case of any termination referred to in clause (A)(1) above) or prior to the breach or inaccuracy that forms the basis for the termination of this Agreement (in the case of any termination referred to in clause (A)(2) above), an Acquisition Proposal shall have been publicly announced or shall have become publicly known, or shall have been communicated or otherwise made known to the Company and (C) within twelve (12) months following the termination of this Agreement, either an Acquisition Transaction (whether or not the Acquisition Transaction referenced in the preceding clause (B)) is consummated or the Company enters into a letter of intent, memorandum of understanding or Contract providing for an Acquisition Transaction (whether or not the Acquisition Transaction referenced in the preceding clause (B)).  For purposes of this Section 8.3(b)(iii), all references to “15%” and “85%” in the definition of “Acquisition Transaction” shall be deemed to be references to “50%”.

(c)           Enforcement.  The Company acknowledges and hereby agrees that the provisions of Section 8.3(b) are an integral part of the transactions contemplated by this Agreement (including the Merger), and that, without such provisions, Parent would not have entered into this Agreement.  Accordingly, if the Company shall fail to pay in a timely manner the amounts due pursuant to Section 8.3(b), and, in order to obtain such payment, Parent makes a claim that results in a judgment against the Company for payment of the Termination Fee Amount, the Company shall pay to Parent its reasonable costs and expenses (including its reasonable attorneys’ fees and expenses) incurred in connection with such suit, together with interest on the amounts set forth in Section 8.3(b) at the prime rate of Citibank N.A. in effect on the date such payment was required to be made.

8.4           Amendment.  Subject to Applicable Law and subject to the other provisions of this Agreement, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of Parent, Merger Sub and the Company; provided, however, that in the event that this Agreement has been approved by stockholders of the Company in accordance with Delaware Law, no amendment shall be made to this Agreement that requires the approval of such stockholders of the Company without such approval.

8.5           Extension; Waiver.  At any time and from time to time prior to the Effective Time, any party or parties hereto may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other party or parties hereto, as applicable, (b) waive any inaccuracies in the representations and warranties made to such party or parties hereto contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party or parties hereto contained herein.  Any agreement on the part of a party or parties hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party or parties, as applicable.  Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.

ARTICLE IX
GENERAL PROVISIONS

9.1           Survival of Representations, Warranties and Covenants.  The representations, warranties and covenants of the Company, Parent and Merger Sub contained in this Agreement shall terminate at the Effective Time, and only the covenants that by their terms survive the Effective Time shall so survive the Effective Time in accordance with their respective terms.

9.2           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) or e-mail transmission to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

(a)	if to Parent or Merger Sub, to:

Microchip Technology Incorporated
2355 W. Chandler Blvd.
Chandler, AZ 85224
Attention: Kim van Herk, Director, Managing Counsel
Telecopy No: (480) 792-4112
E-mail: kim.vanherk@microchip.com

with copies (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati
Professional Corporation
900 South Capital of Texas Highway
Las Cimas IV, Fifth Floor
Austin, TX 78746
Attention: J. Robert Suffoletta, Jr.
Telecopy No.: (512) 338-5499
E-mail: rsuffoletta@wsgr.com

and copies (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati
Professional Corporation
One Market Street
Spear Tower, Suite 3300
San Francisco, CA 94105
Attention: Robert T. Ishii
   Denny Kwon
Telecopy No.: (415) 947-2099
E-mail: rishii@wsgr.com and dkwon@wsgr.com

(b)           if to the Company, to:

Standard Microsystems Corporation
80 Arkay Drive
Hauppauge, NY  11788
Attention:  Walter Siegel, Senior Vice President and General Counsel
Telecopy No.: (631) 434-1348
E-mail:  walter.siegel@smsc.com

with copies (which shall not constitute notice) to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Attention: Benet J. O’Reilly
Telecopy No.: (212) 225-3999
E-mail: boreilly@cgsh.com

9.3           Assignment.  No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

9.4           Entire Agreement.  This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Company Disclosure Letter and the Exhibits and Schedules hereto, constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties and their Affiliates with respect to the subject matter hereof; provided, however, the Confidentiality Agreement (as amended pursuant to Section 6.9) shall not be superseded, shall survive any termination of this Agreement and shall continue in full force and effect until the earlier to occur of (a) the Effective Time and (b) the date on which the Confidentiality Agreement is terminated in accordance with its terms.

9.5           Third Party Beneficiaries.  Except (a) as set forth in or contemplated by the provisions of Section 6.13 and (b) from and after the Effective Time, the rights of the holders of Company Common Stock to receive the Merger Consideration in accordance with Article II, this Agreement is not intended to confer upon any other Person any rights or remedies hereunder.

9.6           Severability.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

9.7           Other Remedies.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.

9.8           Specific Performance.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to equitable relief without the requirement of posting a bond or other security, including to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

9.9           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

9.10         Consent to Jurisdiction.  Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process in any action or proceeding relating to the transactions contemplated by this Agreement, for and on behalf of itself or any of its properties or assets, in accordance with Section 9.2 or in such other manner as may be permitted by Applicable Law, and nothing in this Section 9.10 shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any action or proceeding to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware) in the event any dispute or controversy arises out of this Agreement or the transactions contemplated hereby (including the Merger), or for recognition and enforcement of any judgment in respect thereof; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated hereby (including the Merger) shall be brought, tried and determined only in the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware); (e) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereby (including the Merger) in any court other than the aforesaid courts.  Each of Parent, Merger Sub and the Company agrees that a final judgment in any action or proceeding in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

9.11         WAIVER OF JURY TRIAL.  EACH OF PARENT, COMPANY AND MERGER SUB HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF PARENT, COMPANY OR MERGER SUB IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

9.12         Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed by their respective duly authorized officers to be effective as of the date first above written.

MICROCHIP TECHNOLOGY INCORPORATED

By:	/s/ Steve Sanghi
Name:	Steve Sanghi
Title:	Chairman, President and Chief Executive Officer

MICROCHIP TECHNOLOGY MANAGEMENT CO.

By:	/s/ Steve Sanghi
Name:	Steve Sanghi
Title:	Director and President

STANDARD MICROSYSTEMS CORPORATION

By:	/s/ Christine King
Name:	Christine King
Title:	President and Chief Executive Officer

[AGREEMENT AND PLAN OF MERGER]

ANNEX B

May 1, 2012

The Board of Directors
Standard Microsystems Corporation
80 Arkay Drive
Hauppauge, NY 11788

Members of the Board:

We understand that Standard Microsystems Corporation (the “Company”), Microchip Technology Incorporated (“Parent”) and Microchip Technology Management Co., a wholly owned subsidiary of Parent (“Merger Sub”), have entered into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will merge with and into the Company (the “Merger”).  Pursuant to the Merger, the Company will become a wholly owned subsidiary of Parent, and each outstanding share of common stock of the Company (“Company Common Stock”), other than shares of Company Common Stock (i) owned by Parent, the Company or any direct or indirect wholly owned subsidiary of Parent or the Company or (ii) held by a holder who has properly demanded and perfected appraisal rights, will be converted into the right to receive $37.00 in cash (the “Merger Consideration”) without interest thereon and subject to any applicable withholding tax.  The terms and conditions of the Merger are more fully set forth in the Merger Agreement.

You have asked for our opinion as to whether the Merger Consideration to be received by the holders of shares of Company Common Stock, other than Parent or any affiliate of Parent (the “Holders”), pursuant to the Merger Agreement is fair, from a financial point of view, to such Holders.

For purposes of the opinion set forth herein, we have reviewed the Merger Agreement, certain related documents and certain publicly available financial statements and other business and financial information of the Company.  We have also reviewed certain financial projections and operating data prepared by the management of the Company (the “Company Projections”) and certain publicly available research reports.  Additionally, we discussed the past and current operations and financial condition and the prospects of the Company with senior executives of the Company.  We also reviewed the historical market prices and trading activity for Company Common Stock and compared the financial performance of the Company and the prices and trading activity of Company Common Stock with that of certain other selected publicly-traded companies and their securities.  In addition, we reviewed the financial terms, to the extent publicly available, of selected acquisition transactions and performed such other analyses, reviewed such other information and considered such other factors as we have deemed appropriate.

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In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the information that was publicly available or supplied or otherwise made available to, or discussed with, us by the Company.  With respect to the Company Projections, we have been advised by the management of the Company, and have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of the Company of the future financial performance of the Company and other matters covered thereby.  We have assumed that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement, without any modification, waiver or delay.  In addition, we have assumed that in connection with the receipt of all the necessary approvals of the proposed Merger, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on the Company.  We have not made any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such evaluation or appraisal.  In addition, we have relied, without independent verification, upon the assessments of the management of the Company as to the existing and future technology and products of the Company and the risks associated with such technology and products.

We have acted as financial advisor to the Board of Directors of the Company in connection with this transaction and will receive a fee for our services payable upon rendering of this opinion.  We will also receive an additional, larger fee if the Merger is consummated.  In addition, the Company has agreed to reimburse our expenses and indemnify us for certain liabilities arising out of our engagement.  During the two year period prior to the date hereof, no material relationship existed between Qatalyst or any of its affiliates and the Company or Parent or any of their respective affiliates pursuant to which compensation was received by Qatalyst or its affiliates; however Qatalyst and/or its affiliates may in the future provide investment banking and other financial services to the Company and Parent and their respective affiliates for which we would expect to receive compensation.

Qatalyst provides investment banking and other services to a wide range of corporations, domestically and offshore, from which conflicting interests or duties may arise.  In the ordinary course of these activities, affiliates of Qatalyst may at any time hold long or short positions, and may trade or otherwise effect transactions in debt or equity securities or loans of the Company, Parent or certain of their respective affiliates.

This opinion has been approved by our opinion committee in accordance with our customary practice.  This opinion is for the information of the Board of Directors of the Company and may not be used for any other purpose without our prior written consent.  This opinion does not constitute a recommendation as to how any Holder should vote with respect to the Merger or any other matter and does not in any manner address the price at which Company Common Stock will trade at any time.

Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof.  Events occurring after the date hereof may affect this opinion and the assumptions used in preparing it, and we do not assume any obligation to update, revise or reaffirm this opinion.  Our opinion does not address the underlying business decision of the Company to engage in the Merger, or the relative merits of the Merger as compared to any strategic alternatives that may be available to the Company.  Our opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to be received by the Holders pursuant to the Merger Agreement and we express no opinion with respect to the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or any class of such persons, relative to such Merger Consideration.

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Based on and subject to the foregoing, we are of the opinion on the date hereof that the Merger Consideration to be received by the Holders pursuant to the Merger Agreement is fair, from a financial point of view, to such Holders.

Yours faithfully,

QATALYST PARTNERS LP

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ANNEX C

§ 262.  Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

(2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

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(2) If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

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(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

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(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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ANNEX D

VOTING AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”) is made and entered into as of May 1, 2012 by and between Microchip Technology Incorporated, a Delaware corporation (“Parent”), and the undersigned Stockholder (the “Stockholder”) of Standard Microsystems Corporation, a Delaware corporation (the “Company”).

WITNESSETH:

WHEREAS, Parent, Microchip Technology Management Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company have entered into an Agreement and Plan of Merger of even date herewith (as it may be amended from time to time, the “Merger Agreement”), which provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”) with the Company continuing as the surviving corporation of the Merger and pursuant to which all outstanding shares of Company Common Stock will be converted into the right to receive the consideration set forth in the Merger Agreement.

WHEREAS, the Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of shares of Company Common Stock (as defined in the Merger Agreement), and the holder of Company Compensatory Awards (as defined in the Merger Agreement) that are exercisable or vest for shares of Company Common Stock.

WHEREAS, as a condition and inducement to the willingness of Parent and Merger Sub to enter into the Merger Agreement, the Stockholder (in the Stockholder’s capacity as such) has agreed to enter into this Agreement.

NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

1.             Certain Definitions.  All capitalized terms that are used but not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.  For all purposes of and under this Agreement, the following terms shall have the following respective meanings:

(a)           “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VIII thereof and (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

(b)           “Person” shall mean any individual, corporation, limited liability company, general or limited partnership, trust, unincorporated association or other entity of any kind or nature, or any governmental authority.

(c)           “Shares” shall mean (i) all equity securities of the Company (including all shares of Company Common Stock, all shares of Company Preferred Stock and all Company Compensatory Awards and other rights to acquire shares of Company Common Stock) owned by the Stockholder as of the date hereof, and (ii) all additional equity securities of the Company (including all additional shares of Company Common Stock, all additional shares of Company Preferred Stock and all additional Company Compensatory Awards, warrants and other rights to acquire shares of Company Common Stock) of which the Stockholder acquires ownership during the period from the date of this Agreement through the Expiration Date (including by way of stock dividend or distribution, split-up, recapitalization, combination, exchange of shares and the like).

(d)           “Transfer” A Person shall be deemed to have effected a “Transfer” of a Share if such Person directly or indirectly (i) sells, pledges, encumbers, assigns, grants an option with respect to, transfers, tenders or disposes of such Share or any interest in such Share, or (ii) enters into an agreement or commitment providing for the sale of, pledge of, encumbrance of, assignment of, grant of an option with respect to, transfer, tender of or disposition of such Share or any interest therein, in each case other than in connection with the exercise or vesting of any Company Compensatory Award (it being understood and agreed that any shares of Company Common Stock issued upon the exercise or vesting of any Company Compensatory Award shall be subject to the restrictions set forth in Section 2 and clauses (i), (ii) and (iii) of Section 3), provided that, for the avoidance of doubt, “Transfer” does not include granting a proxy or voting or consent instructions with respect to any matter other than those specified in clauses (i), (ii) or (iii) of Section 3(a).

2.	Transfer of Shares.

(a)           Transfer Restrictions.  The Stockholder shall not Transfer (or cause or permit the Transfer of) any of the Shares, or enter into any agreement relating thereto, except (i) by selling already-owned Shares either to pay the exercise price upon the exercise of a Company Option or to satisfy the Stockholder’s tax withholding obligation upon the exercise of a Company Compensatory Award, in each case as permitted by any Company Plan, (ii) Transfers to Affiliates, immediate family members, a trust established for the benefit of the Stockholder and/or for the benefit of one or more members of the Stockholder’s immediate family or charitable organizations or upon the death of the Stockholder, provided that, as a condition to such Transfer, the recipient agrees to be bound by this Agreement and delivers a Proxy (as defined below) in the form attached hereto as Exhibit A, (iii) Transfers pursuant to any Rule 10b5-1 trading plans existing as of the date hereof, or (iv) with Parent’s prior written consent and in Parent’s sole discretion.  Any Transfer, or purported Transfer, of Shares in breach or violation of this Agreement shall be void and of no force or effect.

(b)           Transfer of Voting Rights.  The Stockholder shall not deposit (or cause or permit the deposit of) any Shares in a voting trust or grant any proxy or enter into any voting agreement or similar agreement in contravention of the obligations of the Stockholder under this Agreement with respect to any of the Shares.

3.	Agreement to Vote Shares.

(a)           At every meeting of the stockholders of the Company, and at every adjournment or postponement thereof, and on every action or approval by written consent of the stockholders of Company, the Stockholder (in the Stockholder’s capacity as such), to the extent not voted by the Person(s) appointed under the Proxy, shall, or shall cause the holder of record on any applicable record date to, vote all Shares that are then-owned by such Stockholder and entitled to vote or act by written consent:

(i)          in favor of the adoption of the Merger Agreement, and in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance thereof;

(ii)         against approval of any proposal made in opposition to, made in competition with, or that would result in a breach of, the Merger Agreement or the Merger or any other transactions contemplated by the Merger Agreement; and

(iii)        against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of or involving the Company or any of its Subsidiaries, (B) any sale, lease or transfer of all or substantially all of the assets of the Company or any of its Subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its Subsidiaries, (D) any material change in the capitalization of the Company or any of its Subsidiaries, or the corporate structure of the Company or any of its Subsidiaries, (E) any Acquisition Proposal with respect to the Company, or (F) any other action that is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement.

The Stockholder shall retain at all times the right to vote its Shares in its sole discretion and without any other limitation on those matters other than those set forth in clauses (i), (ii) and (iii) that are at any time or from time to time presented for consideration to the Company’s stockholders generally.  For the avoidance of doubt, clauses (i), (ii) and (iii) of this Section 3(a) shall not apply to votes, if any, solely on the election or removal of directors as recommended by the Company’s Board of Directors (provided such recommendation is not in violation of the terms of the Merger Agreement).

(b)           In the event that a meeting of the stockholders of the Company is held, the Stockholder shall, or shall cause the holder of record of the Shares on any applicable record date to, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum.

(c)           The Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with the terms of this Section 3.

4.             Agreement Not to Exercise Appraisal Rights.  The Stockholder shall not exercise, and hereby irrevocably and unconditionally waives, any statutory rights (including under Section 262 of the DGCL) to demand appraisal of any Shares that may arise in connection with the Merger.

5.             Directors and Officers.  Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall limit or restrict a Stockholder who is a director or officer of the Company from acting in such capacity or fulfilling the obligations of such office, including by voting, in his or her capacity as a director of the Company, in the Stockholder’s sole discretion on any matter (it being understood that this Agreement shall apply to the Stockholder solely in the Stockholder’s capacity as a Stockholder of the Company), including with respect to the matters set forth in Section 6.2 of the Merger Agreement.  In this regard, the Stockholder shall not be deemed to make any agreement or understanding in this Agreement in the Stockholder’s capacity as a director or officer of the Company, including with respect to the matters set forth in Section 6.2 of the Merger Agreement.  For the avoidance of doubt, nothing in this Agreement shall limit in any way the Company or its officers or directors from taking actions permitted by the Merger Agreement.

6.             Irrevocable Proxy.  Concurrently with the execution of this Agreement, the Stockholder shall deliver to Parent a proxy in the form attached hereto as Exhibit A (the “Proxy”), which shall be irrevocable to the fullest extent permissible by law, with respect to the Shares.

7.              Waiver of Trust.  If the Stockholder is party to an Indemnity Agreement with the Company substantially in the form attached as Exhibit 10.1 to the Company’s Form 8-K filed on November 23, 2005 (an “Indemnity Agreement”), the Stockholder hereby waives the Stockholder’s rights pursuant to Section 15 of the Indemnity Agreement, but solely with respect to (a) the Potential Change in Control (as defined in the Indemnity Agreement) deemed to have occurred, for purposes of the Indemnity Agreement, upon the entry by the Company into the Merger Agreement and (b) the Change in Control (as defined in the Indemnity Agreement) contemplated by the Merger Agreement, to occur at the Effective Time (as defined in the Merger Agreement).

8.              Representations and Warranties of the Stockholder.  The Stockholder hereby represents and warrants to Parent as follows:

(a)            Power; Binding Agreement.  The Stockholder has full power and authority to execute and deliver this Agreement and the Proxy, to perform the Stockholder’s obligations hereunder and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by the Stockholder, and, assuming this Agreement constitutes a valid and binding obligation of Parent, constitutes a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Applicable Laws affecting or relating to creditors’ rights generally and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)           No Conflicts.  None of the execution and delivery by the Stockholder of this Agreement, the performance by the Stockholder of its obligations hereunder or the consummation by the Stockholder of the transactions contemplated hereby will (i) result in a violation or breach of any agreement to which the Stockholder is a party or by which the Stockholder may be bound, including any voting agreement or voting trust, except for violations, breaches or defaults that would not in any material respect impair or adversely effect the ability of the Stockholder to perform its obligations under this Agreement, or (ii) violate any order, writ, injunction, decree, judgment, statute, rule, or regulation applicable to the Stockholder.

(c)            Voting Power.  The Stockholder has or will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Section 2 and clauses (i), (ii) and (iii) of Section 3(a) and sole power to agree to all of the matters set forth in Section 2 and clauses (i), (ii) and (iii) of Section 3(a), in each case with respect to all of the Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement.

(d)           No Finder’s Fees.  No broker, investment banker, financial advisor, finder, agent or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with this Agreement based upon arrangements made by or on behalf of the Stockholder in his or her capacity as such.

(e)            No Legal Actions.  Stockholder agrees that Stockholder will not in Stockholder’s capacity as a stockholder of the Company bring, commence, institute, maintain, prosecute or voluntarily aid any action, claim, suit or cause of action, in law or in equity, in any court or before any governmental entity, which (i) challenges the validity of or seeks to enjoin the operation of any provision of this Agreement or (ii) alleges that the execution and delivery of this Agreement by Stockholder, either alone or together with the other Company voting agreements and proxies to be delivered in connection with the execution of the Merger Agreement, or the approval of the Merger Agreement by the Company Board, breaches any fiduciary duty of the Company Board or any member thereof.

(f)            Reliance by Parent.  The Stockholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon the Stockholder’s execution and delivery of this Agreement.

9.             Representations and Warranties of Parent.  Parent hereby represents and warrants to the Stockholder as follows:

(a)            Power; Binding Agreement.  Parent has full power and authority to execute and deliver this Agreement, to perform Parent’s obligations hereunder and to consummate the transactions contemplated hereby.  This Agreement has been duly executed and delivered by Parent, and, assuming this Agreement constitutes a valid and binding obligation of the Stockholder, constitutes a valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other similar Applicable Laws affecting or relating to creditors’ rights generally and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)            No Conflicts.  None of the execution and delivery by Parent of this Agreement, the performance by Parent of its obligations hereunder or the consummation by Parent of the transactions contemplated hereby will (i) result in a violation or breach of any agreement to which Parent is a party or by which Parent may be bound, except for violations, breaches or defaults that would not in any material respect impair or adversely effect the ability of Parent to perform its obligations under this Agreement, or (ii) violate any order, writ, injunction, decree, judgment, statute, rule, or regulation applicable to Parent.

10.           Certain Restrictions.  The Stockholder shall not, directly or indirectly, take any voluntary action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect in any material respect.

11.           Disclosure.  The Stockholder shall permit Parent to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent reasonably determines to be necessary or desirable in connection with the Merger and any transactions related to the Merger, the Stockholder’s identity and ownership of Shares and the nature of the Stockholder’s commitments, arrangements and understandings under this Agreement.

12.           No Ownership Interest.  Nothing contained in this Agreement shall be deemed to vest in Parent any direct or indirect ownership or incidence of ownership of or with respect to any Shares.  Except as provided in this Agreement, all rights, ownership and economic benefits relating to the Shares shall remain vested in and belong to the Stockholder.

13.           Further Assurances.  Subject to the terms and conditions of this Agreement, upon request of Parent, the Stockholder shall use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary to fulfill such Stockholder’s obligations under this Agreement.

14.           Stop Transfer Instructions.  At all times commencing with the execution and delivery of this Agreement and continuing until the Expiration Date, in furtherance of this Agreement, the Stockholder hereby authorizes the Company or its counsel to notify the Company’s transfer agent that, from the date hereof until the Expiration Date, there is a stop transfer order with respect to all of the Shares of the Stockholder (and that this Agreement places limits on the voting and transfer of such Shares until the Expiration Date).

15.           Termination.  This Agreement and the Proxy, and all rights and obligations of the parties hereunder and thereunder, shall terminate and shall have no further force or effect as of the Expiration Date.  Notwithstanding the foregoing, nothing set forth in this Section 15 or elsewhere in this Agreement shall relieve either party hereto from liability, or otherwise limit the liability of either party hereto, for any intentional breach of this Agreement prior to such termination.  This Section 15 and Sections 1, 5, and 16 (as applicable) shall survive any termination of this Agreement.

16.	Miscellaneous.

(a)           Validity.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which will remain in full force and effect.  In the event any Governmental Entity of competent jurisdiction holds any provision of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith and execute and deliver an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by Applicable Law, the original intent of the parties hereto with respect to such provision.

(b)           Binding Effect and Assignment.  This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties (whether by operation of law or otherwise) without prior written consent of the other.

(c)           Amendments; Waiver.  This Agreement may be amended by the parties hereto, and the terms and conditions hereof may be waived, only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

(d)           Specific Performance; Injunctive Relief.  The parties hereto acknowledge that Parent shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of the Stockholder set forth herein.  Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity.

(e)           Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) or e-mail transmission to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

If to Parent:

Microchip Technology Incorporated
2355 W. Chandler Blvd.
Chandler, AZ 85224
Attention: Kim van Herk, Director, Managing Counsel
Telecopy No.: (480) 792-4112
E-mail: kim.vanherk@microchip.com

with a copy (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati
Professional Corporation
900 South Capital of Texas Highway
Las Cimas IV, Fifth Floor
Austin, TX 78746
Attention:  J. Robert Suffoletta, Jr.
Telecopy No.:  (512) 338-5499
E-mail:  rsuffoletta@wsgr.com

and copies (which shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati
Professional Corporation
One Market Street
Spear Tower, Suite 3300
San Francisco, CA 94105
Attention:	Robert T. Ishii
Denny Kwon
Telecopy No.:  (415) 947-2099
E-mail: rishii@wsgr.com and dkwon@wsgr.com

If to the Stockholder:

C/O Standard Microsystems Corporation
80 Arkay Drive
Hauppauge, NY 11788
Attention:  Walter Siegel, Senior Vice President and General Counsel
Telecopy No.: (631) 434-1348
E-mail:  walter.siegel@smsc.com

with a copy (which shall not constitute notice) to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Attention:  Benet O’Reilly
Telecopy No.:  (212) 225-3999
E-mail:  boreilly@cgsh.com

(f)            No Waiver.  The failure of either party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect of this Agreement at law or in equity, or to insist upon compliance by any other party with its obligation under this Agreement, and any custom or practice of the parties at variance with the terms of this Agreement, shall not constitute a waiver by such party of such party’s right to exercise any such or other right, power or remedy or to demand such compliance.

(g)           No Third Party Beneficiaries.  This Agreement is not intended to confer and does not confer upon any Person other than the parties hereto any rights or remedies hereunder.

(h)            Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(i)            Consent to Jurisdiction.  Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process in any action or proceeding relating to the this Agreement, the Merger Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby, for and on behalf of itself or any of its properties or assets, in accordance with Section 16(e) or in such other manner as may be permitted by Applicable Law, and nothing in this Section 16(i) shall affect the right of any party to serve legal process in any other manner permitted by Applicable Law; (b) irrevocably and unconditionally consents and submits itself and its properties and assets in any action or proceeding to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware) in the event any dispute or controversy arises out of this Agreement, the Merger Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby (including the Merger), or for recognition and enforcement of any judgment in respect thereof; (c) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any actions or proceedings arising in connection with this Agreement, the Merger Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby (including the Merger) shall be brought, tried and determined only in the Court of Chancery of the State of Delaware (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware); (e) waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it will not bring any action relating to this Agreement, the Merger Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby (including the Merger) in any court other than the aforesaid courts.  Each of Parent and Stockholder agrees that a final judgment in any action or proceeding in such courts as provided above shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law.

(j)             Rules of Construction.  The parties hereto hereby waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(k)            Entire Agreement.  This Agreement and the Proxy contain the entire understanding of the parties hereto in respect of the subject matter hereof, and supersede all prior negotiations, agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

(l)	Interpretation.

(i)           Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.”

(ii)          The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto and shall not in any way affect or be deemed to affect the meaning or interpretation of this Agreement.

(m)           Expenses.  All fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs and expenses.

(n)           Counterparts.  This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

(o)           No Obligation to Exercise Company Compensatory Awards or Warrants.  Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall obligate the Stockholder to exercise any Company Compensatory Awards, warrant or other right to acquire any shares of Company Common Stock.

 [Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed and caused to be effective this Agreement as of the date first above written.

MICROCHIP TECHNOLOGY INCORPORATED	STOCKHOLDER

By:	By:

Name:	Name:

Title:

EXHIBIT A

IRREVOCABLE PROXY

The undersigned Stockholder (the “Stockholder”) of Standard Microsystems Corporation, a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints Microchip Technology Incorporated, a Delaware corporation (“Parent”), acting through any of its Chief Executive Officer, Chief Operating Officer or Chief Financial Officer, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the full extent that the undersigned is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or equity securities of the Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy until the Expiration Date (as defined below); provided, however, that such proxy and voting and related rights are expressly limited to the matters discussed in clauses (i) through (iii) in the fourth paragraph of this Irrevocable Proxy.  Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date, provided that, the undersigned may grant subsequent proxies with respect to any matter other than those discussed in clauses (i) through (iii) in the fourth paragraph of this Irrevocable Proxy.

This Irrevocable Proxy is irrevocable to the fullest extent permitted by law, is coupled with an interest and is granted pursuant to that certain Voting Agreement of even date herewith by and between Parent and the undersigned Stockholder (the “Voting Agreement”), and is granted as a condition and inducement to the willingness of Parent, Microchip Technology Management Co., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”) to enter into that certain Agreement and Plan of Merger of even date herewith (as it may be amended from time to time, the “Merger Agreement”), among Parent, Merger Sub and the Company.  The Merger Agreement provides for, among other things, the merger of Merger Sub with and into the Company (the “Merger”) with the Company continuing as the surviving corporation of the Merger and pursuant to which all outstanding shares of Company Common Stock will be converted into the right to receive the consideration set forth in the Merger Agreement.

As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger Agreement shall have been validly terminated pursuant to Article VIII thereof and (ii) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement.

The attorneys and proxies named above, and each of them, are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting, consent and similar rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents) at every annual, special, adjourned or postponed meeting of stockholders of the Company and in every written consent in lieu of such meeting:

(i) in favor of the adoption of the Merger Agreement, and in favor of each of the other actions contemplated by the Merger Agreement and any action required in furtherance thereof;

(ii) against approval of any proposal made in opposition to, made in competition with, or that would result in a breach of, the Merger Agreement or the Merger or any other transactions contemplated by the Merger Agreement; and

(iii) against any of the following actions (other than those actions that relate to the Merger and any other transactions contemplated by the Merger Agreement): (A) any merger, consolidation, business combination, sale of assets, reorganization or recapitalization of or involving the Company or any of its Subsidiaries, (B) any sale, lease or transfer of all or substantially all of the assets of the Company or any of its Subsidiaries, (C) any reorganization, recapitalization, dissolution, liquidation or winding up of the Company or any of its Subsidiaries, (D) any material change in the capitalization of the Company or any of its Subsidiaries, or the corporate structure of the Company or any of its Subsidiaries, (E) any Acquisition Proposal with respect to the Company or (F) any other action that is intended, or would reasonably be expected, to materially impede, interfere with, delay, postpone, discourage or adversely affect the Merger or any other transactions contemplated by the Merger Agreement.

The attorneys and proxies named above may not exercise this Irrevocable Proxy on any other matter.  The undersigned Stockholder may vote the Shares in its sole discretion on all other matters.  For the avoidance of doubt, clauses (i) through (iii) in the fourth paragraph of this Irrevocable Proxy shall not apply to votes, if any, on the election or removal of directors as recommended by the Company’s Board of Directors (provided such recommendation is not in violation of the terms of the Merger Agreement).

Any obligation of the undersigned hereunder shall be binding upon the successors and permitted assigns of the undersigned.

This Irrevocable Proxy shall terminate, and be of no further force and effect, automatically upon the Expiration Date.

Dated: May 1, 2012	STOCKHOLDER

By:

Name:

STANDARD MICROSYSTEMS CORPORATION ATTN: INVESTOR RELATIONS 80 ARKAY DRIVE HAUPPAUGE, NY 11788
VOTE VIA THE INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on Monday, July 9, 2012.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on Monday, July 9, 2012.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.
			For	Against	Abstain

1
To adopt the Agreement and Plan of Merger, dated as of May 1, 2012, by and among Microchip Technology Incorporated, a Delaware corporation, Microchip Technology Management Co., a Delaware corporation and a wholly owned subsidiary of Microchip Technology Incorporated, and Standard Microsystems Corporation, as it may be amended from time to time.
			☐	☐	☐

2
To approve any motion to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment to adopt the merger agreement.
			☐	☐	☐

3
To approve, on an advisory (non-binding) basis, the compensation that may be paid or become payable to Standard Microsystems Corporation's named executive officers in connection with the merger, including the agreements and understandings pursuant to which such compensation may be paid or become payable. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
			☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)		Date

ADMISSION TICKET TO STANDARD MICROSYSTEMS CORPORATION’S
SPECIAL MEETING OF STOCKHOLDERS

This is your admission ticket to gain access to Standard Microsystems Corporation’s Special Meeting of Stockholders to be held at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, 39th Floor, New York, New York 10006, on Tuesday, July 10, 2012 at 10:00 a.m. local time. Please present this ticket at one of the registration stations.  Please note that a large number of stockholders may attend the meeting, and seating is on a first-come, first-served basis.

THIS TICKET IS NOT TRANSFERABLE

Location for the Special Meeting of Stockholders:
Offices of Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza, 39th Floor
New York, New York 10006
(212) 225 2000
July 10, 2012 at 10:00 a.m., local time

Please vote your shares without delay by telephone, via the Internet or please mark, sign, date and mail the proxy card in the postage-paid envelope provided.  If you have any questions or need assistance voting your shares, please call MacKenzie Partners, Inc. who is assisting us, toll free at 1-800-322-2885.

STANDARD MICROSYSTEMS CORPORATION
Special Meeting of Stockholders
July 10, 2012 10:00 a.m., local time

THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
for the Special Meeting of Stockholders, July 10, 2012

The stockholder(s) whose signature(s) appear(s) on the reverse side of this Proxy Card hereby appoint(s) Christine King and Walter Siegel, or any one of them, as proxies (with power of substitution) to represent and to vote all the shares of common stock of Standard Microsystems Corporation which the stockholder(s) would be entitled to vote, at the Special Meeting of Stockholders of Standard Microsystems Corporation to be held on July 10, 2012, and at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Special Meeting.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF THE MERGER AGREEMENT, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

IMPORTANT - Please vote, date and sign on the reverse side and mail this proxy card promptly in the enclosed envelope. When there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the full corporation name should be given, and this proxy should be signed by a duly authorized officer, showing his or her title.

Continued and to be signed on reverse side